Exhibit 10.3

EXECUTION COPY

GUARANTEE AND COLLATERAL AGREEMENT

dated and effective as of

April 10, 2007

among

DOMUS INTERMEDIATE HOLDINGS CORP.,

as Guarantor

REALOGY CORPORATION,

as Borrower

each Grantor

party hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

i

ii

Schedules
Schedule I	Pledged Stock; Debt Securities
Schedule II	Intellectual Property
Schedule III	Commercial Tort Claims
Schedule IV	Filing Offices
Schedule V	Excluded Pledges
Schedule VI	Significant Subsidiaries

Exhibits
Exhibit I	Form of Supplement to the Guarantee and Collateral Agreement
Exhibit II	Apple Ridge Securitization Documents
Exhibit III	Kenosia Securitization Documents

i

GUARANTEE AND COLLATERAL AGREEMENT, dated and effective as of April 10, 2007 (this “Agreement”), among DOMUS INTERMEDIATE HOLDINGS CORP. (“Holdings”), REALOGY CORPORATION, (the “Borrower”), each Subsidiary Loan Party identified herein and party hereto (together with Holdings, the Borrower and any other entity that may become a party hereto as provided herein, the “Grantors”) and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Secured Parties (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto from time to time, the Administrative Agent, and the other parties thereto.

The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the other Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. In connection with the granting of a security interest in the Shared Collateral to secure the Loan Obligations, the Note Grantors are required by Section 4.07 of the Existing Senior Notes Indenture to grant an equal and ratable security interest in the Shared Collateral to secure the Note Obligations.

Now therefore, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.0 1. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Acceleration Event” means after, or concurrently with, the occurrence of an Event of Default, the maturity of any of the Loan Obligations shall have been accelerated.

“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account, Chattel Paper, General Intangibles, Instruments or Investment Property.

“Additional Secured Loan Party” means (a) with respect to any obligation referred to in clause (c) of the definition of the term “Borrower Obligations”, any Affiliate of a Lender or any Affiliate of the Administrative Agent, in each case that is a party to a Swap Agreement with a Loan Party or a Subsidiary and to which any such obligation is owed, (b) with respect to any obligation referred to in clause (d) of the definition of the term “Borrower Obligations”, any person to which any such obligation (to the extent that such obligation may be guaranteed and/or secured hereunder) is owed, or (c) with respect to any obligation referred to in clause (e) of the definition of the term “Borrower Obligations”, any person to which such obligation (to the extent such obligation may be guaranteed and/or secured hereunder) is owed.

“Administrative Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Article 9 Collateral” means the Loan Party Article 9 Collateral and the Shared Article 9 Collateral.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Borrower Obligations” means (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expenses and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents, (c) the due and punctual payment of all obligations of each Loan Party and each other Subsidiary under each Swap Agreement owed to a person that is an Agent, a Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender on the Closing Date (for Swap Agreements in existence on the Closing Date) or at the time of entry into such Swap Agreement, (d) the due and punctual payment of all obligations of each Loan Party and each other Subsidiary under the Cash Management Line (provided that in no event shall the holders of any obligations under the Cash Management Line in the aggregate (other than any Agent, Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender) have the right to receive proceeds from any realization upon the Collateral or payments from the Guarantors in respect of claims in excess of $25.0 million in the aggregate (plus (A) any accrued and unpaid interest in respect of Indebtedness incurred by the Borrower or any Subsidiary under the Cash Management Line and (B) any accrued and unpaid fees and expenses owing by the Borrower or any Subsidiary under the Cash Management Line) from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents), and (e) the due and punctual payment of all obligations of each Loan Party and each other Subsidiary under other Indebtedness incurred in the ordinary course of business of the Borrower or any Subsidiary and permitted under Section 6.01 of the Credit Agreement (provided that in no event shall the holders of such other Indebtedness in the aggregate have the right to receive proceeds from any realization upon the Collateral or payments from the Guarantors in respect of claims in excess of $25.0 million in the aggregate from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents except with respect to any such holder that has executed an intercreditor agreement with the Administrative Agent in form and substance satisfactory to the Administrative Agent).

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office and the right to obtain all renewals thereof, including those listed on Schedule II; (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Existing Notes Holder” means each “Holder” (as defined in the Existing Senior Notes Indenture).

“Existing Notes Trustee” means Wells Fargo Bank, National Association, in its capacity as trustee under the Existing Senior Notes Indenture, and its successors and assigns.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.03.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under IP Agreements, leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantor” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Guarantor Obligations” means (a) with respect to any Guarantor other than the Borrower, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Article II), any other Loan Document, and any Swap Agreement entered into by such Guarantor with any person that is a Lender or an Affiliate of a Lender on the Closing Date (for Swap Agreements in existence on the Closing Date) or at the time of entry into such Swap Agreement, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document), and (b) with respect to the Borrower, (i) the due and punctual payment of all obligations of each other Loan Party and each other Subsidiary under each Swap Agreement owed to a person that is an Agent, a Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender on the Closing Date (for Swap Agreements in existence on the Closing Date) or at the time of entry into such Swap Agreement, (ii) the due and punctual payment of all obligations of each other Loan Party and each other Subsidiary under the Cash Management Line (provided that in no event shall the holders of any obligations under the Cash Management Line in the aggregate (other than any Agent, Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender) have the right to receive proceeds from any realization upon the Collateral or payments from the Guarantors in respect of claims in excess of $25.0 million in the aggregate (plus (A) any accrued and unpaid interest in respect of Indebtedness incurred by the Borrower or any Subsidiary under the Cash Management Line and (B) any accrued and unpaid fees and expenses owing by the Borrower or any Subsidiary under the Cash Management Line) from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents), and (iii) the due and punctual payment of all obligations of each other Loan Party and each other Subsidiary under other Indebtedness incurred in the ordinary course of business of such Loan Party or Subsidiary and permitted under Section 6.01 of the Credit Agreement (provided that in no event shall the holders of such other Indebtedness in the aggregate have the right to receive proceeds from any realization upon the Collateral or payments from the Guarantors in respect of claims in excess of $25.0 million in the aggregate from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents except with respect to any such holder that has executed an intercreditor agreement with the Administrative Agent in form and substance satisfactory to the Administrative Agent).

“Guarantors” means the collective reference to each Grantor other than the Borrower; provided that the term “Guarantors” shall include the Borrower in the case of the obligations of the other Loan Parties and the other Subsidiaries described in clause (b) of the definition of the term “Guarantor Obligations”.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Intellectual Property” means all intellectual property of every kind and nature now owned or hereafter acquired by any Grantor, including, inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Intellectual Property Security Agreement” means a security agreement in the form hereof or a short form hereof, in each case, which form shall be reasonably acceptable to the Administrative Agent.

“IP Agreements” means all Copyright Licenses, Patent Licenses, Trademark Licenses, and all other agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any Intellectual Property to which a Grantor, now or hereafter, is a party or a beneficiary, including, without limitation, the agreements set forth on Schedule II hereto.

“Loan Obligations” means (a) in the case of the Borrower, the Borrower Obligations, and (b) in the case of each Guarantor, its Guarantor Obligations.

“Loan Party Article 9 Collateral” has the meaning assigned to such term in Section 4.01(a).

“Loan Party Collateral” means the Loan Party Article 9 Collateral and the Loan Party Pledged Collateral.

“Loan Party Pledged Collateral” has the meaning assigned to such term in Section 3.01(a).

“Loan Party Pledged Debt” has the meaning assigned to such term in Section 3.01(a).

“Loan Party Pledged Debt Securities” has the meaning assigned to such term in Section 3.01(a).

“Loan Party Pledged Stock” has the meaning assigned to such term in Section 3.01(a).

“Loan Party Security Interest” has the meaning assigned to such term in Section 4.01(a).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Note Grantors” means the Borrower and the Significant Subsidiaries. In accordance with Sections 4.02(g) and 4.03(i), the Borrower lists on Schedule VI, to its knowledge, the Significant Subsidiaries as of the Closing Date and from time to time thereafter; provided that neither the inaccuracy of the representation in Section 4.02(g) nor the Borrower’s failure to comply with Section 4.03(i) shall impair the validity of the security interest granted hereby.

“Note Obligations” means, in the case of each Note Grantor, the due and punctual payment by the Borrower of the principal of, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on and other amounts owing from time to time under or on the Existing Senior Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, and all applications for letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, (b) all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein, including the right to make, use, import and/or sell the inventions disclosed or claimed therein, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Permitted Liens” means any Lien permitted by Section 6.02 of the Credit Agreement.

“Pledged Collateral” means the Loan Party Pledged Collateral and the Shared Pledged Collateral.

“Pledged Debt Securities” means the Loan Party Pledged Debt Securities and the Shared Pledged Debt Securities.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” means the Loan Party Pledged Stock and the Shared Pledged Stock.

“Secured Loan Parties” means (a) the Lenders, the Agents and the Additional Secured Loan Parties, (b) each Issuing Bank, (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (d) the successors and permitted assigns of each of the foregoing.

“Secured Note Parties” means the Existing Notes Holders and the Existing Notes Trustee.

“Secured Obligations” means the Loan Obligations and the Note Obligations.

“Secured Parties” means the Secured Loan Parties and the Secured Note Parties.

“Security Interest” means the Loan Party Security Interest and the Shared Security Interest.

“Shared Article 9 Collateral” has the meaning assigned to such term in Section 4.01(b).

“Shared Collateral” means the Shared Article 9 Collateral and the Shared Pledged Collateral.

“Shared Pledged Collateral” has the meaning assigned to such term in Section 3.01(b).

“Shared Pledged Debt” has the meaning assigned to such term in Section 3.01(b).

“Shared Pledged Debt Securities” has the meaning assigned to such term in Section 3.01(b).

“Shared Pledged Stock” has the meaning assigned to such term in Section 3.01(b).

“Shared Security Interest” has the meaning assigned to such term in Section 4.01(b).

“Significant Subsidiary” means any Grantor that is a “Significant Subsidiary” under the Existing Senior Notes Indenture.

“Supplement” has the meaning assigned to such term in Section 7.16.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to use any Trademark now or hereafter owned by any third party and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof (except for “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of Lanham Act has been filed, such exception to exist solely to the extent and for the duration, if any, that the pledge under Section 3.01 of an “intent-to-use” application prior to such filing would violate the Lanham Act), and all renewals thereof, including those listed on Schedule II, (b) all goodwill associated therewith or symbolized thereby, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, to the Administrative Agent, for the ratable benefit of the Secured Loan Parties, as a primary obligor and not merely as a surety, the due and punctual payment of the Borrower Obligations. Each Guarantor further agrees that the Borrower Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Borrower Obligations. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Borrower Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether at the stated

maturity, by acceleration or otherwise) and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Loan Party to any security held for the payment of the Borrower Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Loan Party in favor of the Borrower or any other person.

SECTION 2.03. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Borrower Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Loan Party upon the bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise.

SECTION 2.04. Agreement To Pay; Contribution; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Loan Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Borrower Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Loan Parties in cash the amount of such unpaid Guarantor Obligation. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Loan Party under this guarantee, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Loan Parties under or in respect of the Loan Documents. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.05. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Borrower Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Loan Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.06. Maximum Liability. Each Guarantor, and by its acceptance of this guarantee, the Administrative Agent and each Lender hereby confirms that it is the intention of all such Persons that this guarantee and the Guarantor Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the U.S. Bankruptcy Code or any other federal, state bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state law to the extent applicable to this guarantee and the Guarantor Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the Guarantor Obligations of each Guarantor under this guarantee at any time shall be limited to the maximum amount as will result in the Guarantor Obligations of such Guarantor under this guarantee not constituting a fraudulent transfer or conveyance.

SECTION 2.07. Payment Free and Clear of Taxes. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document shall be made free and clear of, and without deduction for, any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrower is required to be made pursuant to the terms of Section 2.17 of the Credit Agreement. The provisions of Section 2.17 of the Credit Agreement shall apply to each Guarantor mutatis mutandis.

SECTION 2.08. Additional Borrowers or Subsidiary Parties. The guarantee of any Guarantor that becomes a party hereto pursuant to Section 7.16 shall be subject to the limitations (if any) set forth in the applicable Supplement relating to such guarantee.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. (a) Subject to the last paragraph of Section 4.01(a), as security for the payment or performance, as the case may be, in full of its Loan Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and permitted assigns, for the ratable benefit of the Secured Loan Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the ratable benefit of the Secured Loan Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (i) the Equity Interests directly owned by it (including those listed on Schedule I) and any other Equity Interests obtained in the future by such Grantor and any certificates representing all such Equity Interests (the “Loan Party Pledged Stock”); provided that the Loan Party Pledged Stock shall not include (A) (I) more than 65% of the issued and outstanding voting Equity Interests in any “first tier” Wholly-Owned Foreign Subsidiary directly owned by such Grantor, (II) more than 65% of the issued and outstanding voting Equity Interests in any “first tier” Qualified CFC Holding Company directly owned by such Grantor, (III) any issued and outstanding Equity Interest in any Foreign Subsidiary that is not a “first tier” Foreign Subsidiary, or (IV) any issued and outstanding Equity Interests in any Qualified CFC Holding Company that is not a “first tier” Qualified CFC Holding Company, (B) to the extent applicable law requires that a subsidiary of such Grantor issue directors’ qualifying shares, such shares or nominee or other similar shares, (C) any Equity Interests with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.09 of the Credit Agreement need not be satisfied by reason of Section 5.09(g) of the Credit Agreement, (D) any Equity Interests in a person that is not directly or indirectly a Subsidiary or is listed on Schedule V hereto or (E) any Equity Interests in any Insurance Subsidiary or any entity listed on Schedule 1.01A to the Credit Agreement; (ii) (A) the debt obligations listed opposite the name of such Grantor on Schedule I, (B) any debt obligations in the future issued to such Grantor having, in the case of each instance of debt securities, an aggregate principal amount in excess of $5.0 million, and (C) the certificates, promissory notes and any other instruments, if any, evidencing such debt obligations (the “Loan Party Pledged Debt Securities” and, together with the property described in clauses (ii)(A) and (B) above, the “Loan Party Pledged Debt”); (iii) subject to Section 3.05 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of the Loan Party Pledged Stock and the Loan Party Pledged Debt; (iv) subject to Section 3.05 hereof, all rights and privileges of such Grantor with respect to the Loan Party Pledged Stock, Loan Party Pledged Debt and other property referred to in clause (iii) above; and (v) all proceeds of any of the foregoing (the Loan Party Pledged Stock, Loan Party Pledged Debt and other property referred to in clauses (iii) through (v) above being collectively referred to as the “Loan Party Pledged Collateral”). The Administrative Agent agrees to execute an amendment to this Section 3.01(a) (if necessary) to exclude from the Loan Party Pledged Stock any Equity Interest which would be so excluded by the operation of clause (vii) or (viii) of Section 5.09(g) of the Credit Agreement.

(b) Subject to the last paragraph of Section 4.01(b), as security for the payment or performance, as the case may be, in full of its Secured Obligations, each Note Grantor hereby assigns and pledges to the Administrative Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Note Grantor’s right, title and interest in, to and under (i) the Equity Interests directly owned by it (including those listed on Schedule I) and any other Equity Interests obtained in the future by such Note Grantor and any certificates representing all such Equity Interests (the “Shared Pledged Stock”); provided that the Shared Pledged Stock shall not include (A) (I) more than 65% of the issued and outstanding voting Equity Interests in any “first tier” Wholly-Owned Foreign Subsidiary directly owned by such Note Grantor, (II) more than 65% of the issued and outstanding voting Equity Interests in any “first tier” Qualified CFC Holding Company directly owned by such Note Grantor, (III) any issued and outstanding Equity Interest in any Foreign Subsidiary that is not a “first tier” Foreign Subsidiary of such Note Grantor, or (IV) any issued and outstanding Equity Interests in any Qualified CFC Holding Company that is not a “first tier” Qualified CFC Holding Company of such Note Grantor, (B) to the extent applicable law requires that a subsidiary of such Note Grantor issue directors’ qualifying shares, such shares or nominee or other similar shares, (C) any Equity Interests with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.09 of the Credit Agreement need not be satisfied by reason of Section 5.09(g) of the Credit Agreement, (D) any Equity Interests in a person that is not directly or indirectly a Subsidiary of such Note Grantor or is listed on Schedule V hereto or (E) any Equity Interests in any Insurance Subsidiary or any entity listed on Schedule 1.01A to the Credit Agreement; (ii) (A) the debt obligations listed opposite the name of such Note Grantor on Schedule I, (B) any debt obligations in the future issued to such Note Grantor having, in the case of each instance of debt securities, an aggregate principal amount in excess of $5.0 million, and (C) the certificates, promissory notes and any other instruments, if any, evidencing such debt obligations (the “Shared Pledged Debt Securities” and, together with the property described in clauses (ii)(A) and (B) above, the “Shared Pledged Debt”); (iii) subject to Section 3.05 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of the Shared Pledged Stock and the Shared Pledged Debt; (iv) subject to Section 3.05 hereof, all rights and privileges of such Note Grantor with respect to the Shared Pledged Stock, Shared Pledged Debt and other property referred to in clause (iii) above; and (v) all proceeds of any of the foregoing (the Shared Pledged Stock, Shared Pledged Debt and other property referred to in clauses (iii) through (v) above being collectively referred to as the

“Shared Pledged Collateral”). The Administrative Agent agrees to execute an amendment to this Section 3.01(b) (if necessary) to exclude from the Shared Pledged Stock any Equity Interest which would be so excluded by the operation of clause (vii) or (viii) of Section 5.09(g) of the Credit Agreement.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and permitted assigns, for the benefit of the applicable Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Administrative Agent, for the benefit of the applicable Secured Parties, any and all Pledged Securities to the extent such Pledged Securities (i) are Equity Interests in the Borrower or in Subsidiaries or (ii) in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02. If any Pledged Stock that is uncertificated on the date hereof shall hereinafter become certificated, or if any Grantor shall at any time hold or acquire any certificated securities included in the Pledged Collateral, the applicable Grantor shall promptly cause the certificate or certificates representing such Pledged Stock to be delivered to the Administrative Agent for the benefit of the applicable Secured Parties together with accompanying stock powers or other documentation required by Section 3.02(c). None of the Grantors shall permit any third party to “control” (for purposes of Section 8-106 of the New York UCC (or any analogous provision of the Uniform Commercial Code in effect in the jurisdiction whose law applies)) any uncertificated securities that constitute Pledged Collateral other than the Administrative Agent.

(b) To the extent any Indebtedness for borrowed money constitutes Pledged Collateral (other than (i) intercompany current liabilities in connection with the cash management operations of Holdings and its Subsidiaries or (ii) to the extent that a pledge of such promissory note or instrument would violate applicable law) owed to any Grantor is evidenced by a promissory note or an instrument, such Grantor shall cause such promissory note, if evidencing Indebtedness in excess of $5.0 million, to be pledged and delivered to the Administrative Agent, for the benefit of the applicable Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I (or a supplement to Schedule I, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Loan Parties, that:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be (i) pledged in order to satisfy the Collateral and Guarantee Requirement, or (ii) delivered pursuant to Section 3.02;

(b) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Grantor’s knowledge) are legal, valid and binding obligations of the issuers thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

(c) except for the security interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Permitted Liens and (iv) subject to the rights of such Grantor under the Loan Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest hereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Credit Agreement or the schedules thereto, and except for restrictions and limitations imposed by the Loan Documents or securities laws generally, or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Pledged Stock (other than partnership interests) is and will continue to be freely transferable and assignable, and none of the Pledged Stock is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Stock hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Credit Agreement or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (or the transfer of the Pledged Securities upon a foreclosure thereof (other than compliance with any securities law applicable to the transfer of securities)), in each case other than such as have been obtained and are in full force and effect;

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities (including Pledged Stock of any Domestic Subsidiary or any Qualified CFC Holding Company) are delivered to the Administrative Agent, for the benefit of the applicable Secured Parties, in accordance with this Agreement and a financing statement covering such Pledged Securities is filed in the appropriate filing office, the Administrative Agent will obtain, for the benefit of the applicable Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities under the New York UCC, subject only to Permitted Liens permitted under the Credit Agreement, as security for the payment and performance of the Loan Obligations and/or the Note Obligations, as the case may be; and

(h) each Grantor that is an issuer of the Pledged Collateral confirms that it has received notice of the security interest granted hereunder and consents to such security interest and, upon the occurrence and during the continuation of an Event of Default, agrees to transfer record ownership of the securities issued by it in connection with any request by the Administrative Agent.

SECTION 3.04. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Grantor shall use its commercially reasonable efforts to cause any Loan Party that is not a party to this Agreement to comply with a request by the Administrative Agent, pursuant to this Section 3.04, to exchange certificates representing Pledged Securities of such Loan Party for certificates of smaller or larger denominations.

SECTION 3.05. Voting Rights; Dividends and Interest, Etc. Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantors of the Administrative Agent’s intention to exercise its rights hereunder:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that, except as permitted under the Credit Agreement, such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral, the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement, any other Loan Document or the Existing Senior Notes Indenture or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided, that (A) any noncash dividends, interest, principal or other distributions, payments or other consideration in respect thereof, including any rights to receive the same to the extent not so distributed or paid, that would constitute Pledged Securities to the extent such Grantor has the rights to receive such Pledged Securities if they were declared, distributed and paid on the date of this Agreement, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities, received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise or (B) any non-cash dividends and other distributions paid or payable in respect of any Pledged Securities that would constitute Pledged Securities to the extent such Grantor has the rights to receive such Pledged Securities if they were declared, distributed and paid on the date of this Agreement, in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent, for the benefit of the applicable Secured Parties, and shall be forthwith delivered to the Administrative Agent, for the benefit of the applicable Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Administrative Agent). This clause (iii) shall not apply to dividends between or among the Borrower, the Grantors and the Subsidiaries only of property which is subject to a perfected security interest under this Agreement; provided that the Borrower notifies the Administrative Agent in writing, specifically referring to this Section 3.06, at the time of such dividend and takes any actions the Administrative Agent specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Administrative Agent to the Borrower of the Administrative Agent’s intention to exercise its rights hereunder, all rights of any Grantor to receive dividends, interest, principal or other distributions with respect to Pledged Securities that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.05 shall cease, and all such rights shall thereupon become vested, for the benefit of the applicable Secured Parties, in the Administrative Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided, however, that until the occurrence of an Acceleration Event, any Grantor may continue to exercise dividend and distribution rights solely to the extent permitted under clause (x) (other than clause (iv) thereof) and clause (y) of Section 6.06(b) of the Credit Agreement and solely to the extent that such amounts are required by Holdings for the stated purposes thereof. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.05 shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent, for the benefit of the applicable Secured Parties, and shall be forthwith delivered to the Administrative Agent, for the benefit of the applicable Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02 hereof. After all Events of Default have been cured or waived and a Responsible Officer has delivered to the Administrative Agent a certificate to that effect, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.05 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Administrative Agent to the Borrower of the Administrative Agent’s intention to exercise its rights hereunder, all rights of any Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.05 with respect to Pledged Securities, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 3.05, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, for the benefit of the applicable Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and a Responsible Officer has delivered to the Administrative Agent a certificate to that effect, each Grantor shall have the right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above and the obligations of the Administrative Agent under paragraph (a)(ii) shall be in effect.

ARTICLE IV

Security Interests in Other Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, in full of its Loan Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Loan Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Loan Parties, a security interest (the “Loan Party Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Loan Party Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Inventory and all other Goods not otherwise described above;

(ix) all Investment Property;

(x) all Commercial Tort Claims with respect to the matters described on Schedule III;

(xi) all other personal property not otherwise described above (except for property specifically excluded from any defined term used in any of the foregoing clauses);

(xii) all books and records pertaining to the Loan Party Article 9 Collateral; and

(xiii) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (u) any vehicle covered by a certificate of title or ownership, whether now owned or hereafter acquired, (v) any assets (including Equity Interests), whether now owned or hereafter acquired, with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.09 of the Credit Agreement would not be required to be satisfied by reason of Section 5.09(g) of the Credit Agreement if hereafter acquired, (w) any property excluded from the definition of Loan Party Pledged Collateral pursuant to Section 3.01(a) hereof (other than clause (i)(D) thereof), (x) any Letter of Credit Rights to the extent any Grantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (y) any Grantor’s right, title or interest in any license, contract or agreement to which such Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of, any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law (including, without limitation, Title 11 of the United States Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (z) any Equipment owned by any Grantor that is subject to a purchase money lien or a Capital Lease Obligation if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capital Lease Obligation) prohibits or requires the consent of any person other than the Grantors as a condition to the creation of any other security interest on such Equipment. The Administrative Agent agrees to execute an amendment to this Section 4.01(a) (if necessary) to exclude from the Loan Party Article 9 Collateral any asset which would be so excluded by the operation of clause (vii) or (viii) of Section 5.09(g) of the Credit Agreement.

(b) As security for the payment or performance when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, in full of its Secured Obligations, each Note Grantor hereby assigns and pledges to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Shared Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Note Grantor or in which such Note Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Shared Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Inventory and all other Goods not otherwise described above;

(ix) all Investment Property;

(x) all Commercial Tort Claims with respect to the matters described on Schedule III;

(xi) all other personal property not otherwise described above (except for property specifically excluded from any defined term used in any of the foregoing clauses);

(xii) all books and records pertaining to the Shared Article 9 Collateral; and

(xiii) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing;

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (u) any vehicle covered by a certificate of title or ownership, whether now owned or hereafter acquired, (v) any assets (including Equity Interests), whether now owned or hereafter acquired, with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.09 of the Credit Agreement would not be required to be satisfied by reason of Section 5.09(g) of the Credit Agreement if hereafter acquired, (w) any property excluded from the definition of Shared Pledged Collateral pursuant to Section 3.01(b) hereof (other than clause (i)(D) thereof), (x) any Letter of Credit Rights to the extent any Note Grantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (y) any Note Grantor’s right, title or interest in any license, contract or agreement to which such Note Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of, any license, contract or agreement to which such Note Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law (including, without limitation, Title 11 of the United States Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Note Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (z) any Equipment owned by any Note Grantor that is subject to a purchase money lien or a Capital Lease Obligation if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capital Lease Obligation) prohibits or requires the consent of any person other than the Note Grantors as a condition to the creation of any other security interest on such Equipment. The Administrative Agent agrees to execute an amendment to this Section 4.01(b) (if necessary) to exclude from the Shared Article 9 Collateral any asset which would be so excluded by the operation of clause (vii) or (viii) of Section 5.09(g) of the Credit Agreement.

(c) Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Administrative Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property”. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of such Grantor, and naming such Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(d) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(e) Notwithstanding anything to the contrary in this Agreement or in the Credit Agreement, no Grantor shall be required to enter into any deposit account control agreement or securities account control agreement with respect to any cash, deposit account or securities account.

SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Credit Agreement.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete, in all material respects, as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral that have been prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule IV (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.09 of the Credit Agreement or the definition of Collateral and Guarantee Requirement) constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States issued patents and patent applications, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the applicable Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Grantor represents and warrants that a fully executed Intellectual Property Security Agreement containing a description of all Article 9 Collateral including all material Intellectual Property with respect to United States issued patents (and Patents for which United States applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and reasonably requested by the Administrative Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent, for the benefit of the applicable Secured Parties, in respect of all Article 9 Collateral consisting of such material Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registrations or applications for Patents, Trademarks and Copyrights acquired or obtained after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to the filings described in Section

4.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office upon the making of such filings with such office, in each case, as applicable, with respect to material Intellectual Property Collateral. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any agreement in which any Grantor grants any interest in any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any agreement in which any Grantor grants any interest in any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) None of the Grantors holds any Commercial Tort Claim individually in excess of $5.0 million as of the Closing Date except as indicated on the Perfection Certificate.

(f) As to itself and its Article 9 Collateral consisting of Intellectual Property (the “Intellectual Property Collateral”):

(i) The Intellectual Property Collateral set forth on Schedule II includes all of the material registrations and material applications for Patents, Trademarks and Copyrights owned or exclusively licensed by and all material IP Agreements (other than Trademark licenses granted by a Grantor to a franchisee or master franchisor in the ordinary course of business) binding upon such Grantor as of the date hereof. The Intellectual Property Collateral set forth on Schedule II includes all of the material registrations and material applications for Patents, Trademarks and Copyrights owned or exclusively licensed by the Borrower and its subsidiaries.

(ii) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and, to such Grantor’s knowledge, is valid and enforceable, except as would not reasonably be expected to have a Material Adverse Effect. Such Grantor has no knowledge of any uses of any item of Intellectual Property Collateral that would be expected to lead to such item becoming invalid or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect.

(iii) Such Grantor has made or performed all commercially reasonable acts, including without limitation filings, recordings and payment of all required fees and taxes, required to maintain and protect its interest in the Intellectual Property Collateral that is reasonably necessary for the operation of its business in full force and effect in the United States and such Grantor has used proper statutory notice in connection with its use of each Patent, Trademark and Copyright in the Intellectual Property Collateral, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(iv) With respect to each IP Agreement, the absence, termination or violation of which would reasonably be expected to have a Material Adverse Effect: (A) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (B) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured or waived; and (C) neither such Grantor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement.

(v) Except as would not reasonably be expected to have a Material Adverse Effect, no Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.

(g) To the Borrower’s knowledge, Schedule VI sets forth, as of the Closing Date, all of the Significant Subsidiaries of the Borrower which are Grantors under this Agreement; provided that any inaccuracy of this representation shall not impair the validity of the security interest hereby granted.

SECTION 4.03. Covenants. (a) The Borrower agrees promptly to notify the Administrative Agent in writing of any change (i) in the corporate or organization name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the Federal Taxpayer Identification Number or organizational identification number of any Grantor or (iv) in the jurisdiction of organization of any Grantor. The Borrower agrees promptly to provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. The Borrower agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made, or will have been made within any applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral in which a security interest may be perfected by filing, for the benefit of the applicable Secured Parties. The Borrower agrees promptly to notify the Administrative Agent if any material portion of the Article 9 Collateral owned or held by any Grantor is damaged or destroyed.

(b) Subject to the rights of such Grantor under the Loan Documents to dispose of Collateral, each Grantor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Administrative Agent, for the benefit of the applicable Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect, defend and perfect the Security Interest and the rights and remedies created hereby, including, without limitation, (i) the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest, and (ii) the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith, all in accordance with the terms hereof and of Section 5.09(g) of the Credit Agreement. If any Indebtedness payable under or in connection with any of the Article 9 Collateral that is in excess of $5.0 million shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Administrative Agent, for the benefit of the applicable Secured Parties, duly endorsed in a manner reasonably satisfactory to the Administrative Agent. The Administrative Agent agrees to execute an amendment to this Section 4.03(c) (if necessary) to exclude from the requirements of this clause any asset which would be so excluded by the operation of clause (vii) or (viii) of Section 5.09(g) of the Credit Agreement.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Administrative Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II or adding additional schedules hereto to specifically identify any asset or item that may constitute material Copyrights, Patents, Trademarks, Copyright Licenses, Patent Licenses or Trademark Licenses; provided that any Grantor shall have the right, exercisable within 30 days after the Borrower has been notified by the Administrative Agent of the specific identification of such Article 9 Collateral, to advise the Administrative Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Administrative Agent of the specific identification of such Article 9 Collateral.

(d) After the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Administrative Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the

Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any reasonable payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(f) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the other Loan Documents or in the Existing Senior Notes Indenture.

(f) Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(h) Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent reasonably deems advisable. All sums disbursed by the Administrative Agent in connection with this Section 4.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.

(i) The Borrower agrees to use its commercially reasonable efforts to supplement or amend Schedule VI from time to time as may be appropriate, by delivering a revised schedule to the Administrative Agent; provided that the failure to update such schedule shall not impair the validity of the security interests hereby granted.

(j) The Borrower agrees to use its commercially reasonable efforts to identify to the Administrative Agent the Additional Secured Loan Parties described in clause (b) or (c) of the definition thereof from time to time and which are entitled to the benefits of this Agreement; provided that the failure by the Borrower to so notify the Administrative Agent shall not impair the validity of the guarantee or the security interests hereby granted.

SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, for the benefit of the applicable Secured Parties, the Administrative Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments (other than checks received and processed in the ordinary course of business) or tangible Chattel Paper evidencing an amount in excess of $5.0 million, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the applicable Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5.0 million, such Grantor shall promptly notify the Administrative Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Administrative Agent in writing a security interest therein and in the proceeds thereof, all under the terms and provisions of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except as permitted under the Credit Agreement, each Grantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees or sublicensees from doing any act or omitting to do any act) whereby any Patent that is material to the normal conduct of such Grantor’s business may become prematurely invalidated, abandoned, lapsed or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve such Grantor’s rights under applicable patent laws.

(b) Each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) consistent with its prior practice, display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as permitted under applicable law and (iv) not knowingly use or knowingly permit its licensees’ or sublicensees’ use of such Trademark in violation of any third-party rights.

(c) Each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a Copyright material to the normal conduct of such Grantor’s business that it publishes, displays and distributes, and, consistent with its prior practice, use copyright notice as permitted under applicable copyright laws.

(d) Each Grantor shall notify the Administrative Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Grantor’s business has permanently become abandoned, lapsed or dedicated to the public, or of any materially adverse determination, excluding non-material office actions and similar determinations or developments in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Grantor’s ownership of any such Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Grantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Administrative Agent on a quarterly basis of each registration or application made by itself, or through any agent, employee, licensee or designee at such Grantor’s request, for any Patent or Trademark with the United States Patent and Trademark Office or, on a monthly basis, of each registration made by itself, or through any agent, employee, licensee or designee at such Grantor’s request, for any Copyright with the United States Copyright Office, respectively, or any comparable office or agency in any other country filed during the preceding period, (ii) promptly execute and deliver any and all agreements, instruments, documents and papers necessary or as the Administrative Agent may otherwise reasonably request to evidence the Administrative Agent’s security interest in such U.S. Patent, Trademark or Copyright and the perfection thereof, and (iii) upon the Administrative Agent’s request, promptly execute and deliver any and all agreements, instruments, documents and papers necessary or as the Administrative Agent may otherwise reasonably request to evidence the Administrative Agent’s security interest in such non-U.S. Patent, Trademark or Copyright and the perfection thereof.

(f) Each Grantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Grantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Grantor’s business, including, when applicable and necessary in such Grantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Grantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Administrative Agent (other than infringements, misappropriations or dilutions by franchisees or former franchisees unless and until such franchisee or former franchisee challenges the validity of any such Patent, Trademark or Copyright) and shall, if such Grantor deems it necessary in its reasonable business judgment, take such actions as are reasonably appropriate under the circumstances, which may include suing and recovering damages.

(h) The Borrower agrees that it will, and will cause each of its Subsidiaries to, assign any material (i) registrations and applications for Trademarks (together with the goodwill of the business symbolized thereby), (ii) issued Patents and applications therefor, and (iii) registrations and applications for Copyrights to a Guarantor, in each case, on or before the Closing Date. The Borrower shall promptly record such assignments with the United States Patent and Trademark Office, United States Copyright Office, and any other similar office or agency in any other jurisdiction, as applicable, within five days after execution of such assignments and shall promptly provide the Administrative Agent with copies of such assignments and, if available, confirmation of recordation thereof.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained with the use of commercially reasonable efforts, which each Grantor hereby agrees to use) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Grantor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party with respect to the Loan Obligations or the Note Obligations, as applicable, under the applicable Uniform Commercial Code or other applicable law or in equity. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral securing the Loan Obligations or the Note Obligations, as applicable, at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

To the extent any notice is required by applicable law, the Administrative Agent shall give the applicable Grantors 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. (a) The Administrative Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Loan Party Collateral not constituting Shared Collateral, including any such Loan Party Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Loan Obligations secured by such Collateral, including without limitation all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor, any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, and all other fees, indemnities and other amounts owing or reimbursable to the Administrative Agent under any Loan Document in its capacity as such;

SECOND, to the payment in full of the Loan Obligations secured by such Collateral (the amounts so applied to be distributed among the Secured Loan Parties pro rata in accordance with the respective amounts of such Loan Obligations owed to them on the date of any such distribution, which in the case of Letters of Credit, shall be paid by deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of each Issuing Bank and the Lenders, an amount in cash in Dollars equal to the aggregate Revolving L/C Exposure and Synthetic L/C Exposure as of such date plus any accrued and unpaid interest thereon), subject to Section 7.18; and

THIRD, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(b) The Administrative Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Shared Collateral, including any Shared Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations secured by such Collateral, including without limitation all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder on behalf of any Note Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy in respect of the Shared Collateral;

SECOND, to the payment in full of the Secured Obligations secured by such Collateral (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Secured Obligations owed to them on the date of any such distribution, which in the case of Letters of Credit, shall be paid by deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of each Issuing Bank and the Lenders, an amount in cash in Dollars equal to the aggregate Revolving L/C Exposure and Synthetic L/C Exposure as of such date plus any accrued and unpaid interest thereon), subject to Section 7.18; and

THIRD, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(c) Notwithstanding the foregoing, any proceeds of Collateral to be distributed for application to a Secured Party’s liabilities with respect to any issued but undrawn (or unpaid) Revolving Letter of Credit shall be held by the Administrative Agent in an account pursuant to Section 2.05(j) of the Credit Agreement as collateral security for any such liabilities until a drawing on such Revolving Letter of Credit, at which time such amounts, together with interest accrued thereon, shall be released by the Administrative Agent and applied to such liabilities. If any such Revolving Letter of Credit shall expire without having been drawn upon (or paid) in full, the amounts held in such account with respect to the undrawn (or unpaid) portion of such Revolving Letter of Credit, together with interest accrued thereon, shall be applied by the Administrative Agent in accordance with clause (a) and/or (b) above.

(d) If at any time any moneys collected or received by the Administrative Agent pursuant to this Agreement are distributable pursuant to paragraph (b) above to the Existing Notes Trustee, and if the Existing Notes Trustee shall notify the Administrative Agent in writing that no provision is made under the Existing Senior Notes Indenture for the application by the Existing Notes Trustee of such moneys (whether because the Existing Senior Notes have not become due and payable or otherwise) and that the Existing Senior Notes Indenture does not effectively provide for the receipt and the holding by the Existing Notes Trustee of such moneys pending the application thereof, then the Administrative Agent, after receipt of such moneys pending the application thereof and the receipt of such notification, shall at the direction of the Existing Notes Trustee, invest such amounts in Permitted Investments maturing within 90 days after they are acquired by the Administrative Agent or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the Existing Notes Trustee (in its capacity as trustee) and for no other purpose until such time as the Existing Notes Trustee shall request in writing the delivery thereof by the Administrative Agent for application pursuant to the Existing Senior Notes Indenture. The Administrative Agent shall not be responsible for any diminution in funds resulting from any such investment or any liquidation or any liquidation thereof prior to maturity.

(e) In making the determination and allocations required by this Section 5.02, the Administrative Agent may conclusively rely upon information supplied by the Existing Notes Trustees as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Note Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 5.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Existing Notes Trustee of any amounts distributed to it.

SECTION 5.03. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 6.03 hereof), the Borrower agrees that (a) in the event a payment shall be made by any Subsidiary Loan Party under this Agreement in respect of any Guarantor Obligation of the Borrower, the Borrower shall indemnify such Subsidiary Loan Party for the full amount of such payment and such Subsidiary Loan Party shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Loan Party shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation owed to any Secured Party by the Borrower, the Borrower shall indemnify such Subsidiary Loan Party in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Subsidiary Loan Party (a “Contributing Party”) agrees (subject to Section 6.03 hereof) that, in the event a payment shall be made by any other Subsidiary Loan Party hereunder in respect of any Guarantor Obligation, or assets of any other Subsidiary Loan Party shall be sold pursuant to any Security Document to satisfy any Secured Obligation owed to any Secured Party and such other Subsidiary Loan Party (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 6.01 hereof, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties on the date hereof (or, in the case of any Subsidiary Loan Party becoming a party hereto pursuant to Section 7.16 hereof, the date of the supplement hereto executed and delivered by such Subsidiary Loan Party). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 6.03. Subordination; Subrogation. (a) Subject to the limitations set forth in Section 2.06, to the extent permitted by law and to the extent to do so would not constitute unlawful financial assistance, each Guarantor and Grantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor or Grantor by each other Loan Party (the “Subordinated Obligations”) to the Secured Obligations (other than contingent or unliquidated obligations or liabilities) owed by it to the extent and in the manner hereinafter set forth in this Section 6.03:

(i) Prohibited Payments, Etc. Each Guarantor and Grantor may receive payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default, if requested by the Administrative Agent or required by the Required Lenders, no Guarantor or Grantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations until the Secured Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash.

(ii) Prior Payment of Secured Obligations. In any proceeding under the U.S. Bankruptcy Code or any other U.S. federal, U.S. state or non-U.S. bankruptcy, insolvency, receivership or similar law in any jurisdiction relating to any other Loan Party, each Guarantor and Grantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Secured Obligations (including all interest and expenses accruing after the commencement of a proceeding under any U.S. Bankruptcy Code or any other U.S. federal, state bankruptcy, insolvency, receivership or similar law in any jurisdiction, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) (other than contingent or unliquidated obligations or liabilities) before such Guarantor or Grantor receives payment of any Subordinated Obligations.

(iii) Turn-Over. After the occurrence and during the continuance of any Event of Default, each Guarantor and Grantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for (or, in any jurisdiction whose law does not include the concept of trusts, for the account of) the Secured Parties and deliver such payments to the Administrative Agent on account of the Secured Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor or Grantor under the other provisions of this Agreement.

(iv) Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor and Grantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Secured Obligations (including any and all Post-Petition Interest), and (ii) to require each Guarantor and Grantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Secured Obligations (including any and all Post-Petition Interest).

(b) Subject to the limitations set forth in Section 2.06, each Guarantor and Grantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s or Grantor’s obligations under or in respect of this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement shall have been paid in full in cash, all Letters of Credit and all Swap Agreements secured hereunder shall have expired or been terminated or cash collateralized and the Commitments shall have expired or been terminated and each Guarantor and Grantor agrees that it will not be entitled to bring any action, claim, suit or other proceeding in respect of any right it may have in respect of any payment on its Guarantee or other obligation hereunder until such time. If any amount shall be paid to any Guarantor or Grantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement and (b) the latest date of expiration, termination or cash collateralization of all Letters of Credit and all Swap Agreements secured hereunder, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor or Grantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Secured Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Secured Obligations or other amounts payable under such guarantee thereafter arising. If (i) any Guarantor or Grantor shall make payment to any Secured Party of all or any part of the Secured Obligations, (ii) all of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement shall have been paid in full in cash, (iii) the Revolving Facility Maturity Date, Term B Facility Maturity Date and Synthetic L/C Maturity Date shall have occurred and (iv) all Letters of Credit and all Swap Agreements secured hereunder shall have expired, terminated, or shall have been cash collateralized, the Administrative Agent will, at such Guarantor’s or Grantor’s request and expense, execute and deliver to such Guarantor or Grantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor or Grantor of an interest in the Secured Obligations resulting from such payment made by such Guarantor or Grantor pursuant to this Agreement.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement or Section 10.02 of the Existing Senior Notes Indenture, as applicable. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower, with such notice to be given as provided in Section 10.01 of the Credit Agreement.

SECTION 7.02. [RESERVED].

SECTION 7.03. Limitation By Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns; provided that no Guarantor or Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent (unless permitted under the Credit Agreement).

SECTION 7.06. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (except the allocated cost of in-house counsel), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution, delivery or performance of this Agreement or any other Loan Document to which such Grantor is a party or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Loan Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

SECTION 7.07. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. The Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement (in accordance with its terms), as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.08. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, any Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.08 of the Credit Agreement; provided, however, that the requisite written consent of the Existing Notes Holders or the Existing Notes Trustee under the Existing Senior Notes Indenture shall be required with respect to any release, waiver, amendment or other modification of this Agreement that would materially and adversely affect the rights of the Existing Notes Holders to equally and ratably share in the security provided for herein with respect to the Shared Collateral. Except as set forth in this Section 7.09(b), neither the Existing Notes Holders nor the Existing Notes Trustee shall have any rights to approve any release, waiver, amendment, modification, change, discharge or termination with respect to this Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04 hereof. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or Grantor, or its properties, in the courts of any jurisdiction.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 7.15 .Termination or Release. (a) This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when all the outstanding Loan Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds and the Lenders have no further commitment to lend under the Credit Agreement and the Revolving L/C Exposure and Synthetic L/C Exposure have each been reduced to zero (or cash-collateralized or supported by a back-to-back letters of credit in form and substance and from an issuing bank satisfactory to the Administrative Agent) and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

(b) If not earlier terminated pursuant to clause (a) above, this Agreement and the Shared Security Interest shall terminate with respect to the Existing Notes Trustee and the Existing Notes Holders when all Note Obligations have been paid in full in cash or immediately available funds.

(c) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary of the Borrower or otherwise ceases to be a Guarantor or a Grantor; provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(d) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Grantor, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 10.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 7.15, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense all documents that such Grantor shall reasonably request to evidence such termination or release and will duly assign and transfer to such Grantor such of the Pledged Collateral so released that may be in the possession of the Administrative Agent that has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Administrative Agent.

SECTION 7.16. Additional Subsidiaries. Upon execution and delivery by the Administrative Agent and any Subsidiary that is required to become a party hereto by Section 5.09 of the Credit Agreement or the Collateral and Guarantee Requirement of an instrument in the form of Exhibit I hereto (with such additions to such form as the Administrative Agent and the Borrower may reasonably agree in the case of any such Subsidiary) (a “Supplement”), such entity shall become a Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17 No Limitations, Etc. (a) Except for termination of a Grantor’s obligations hereunder as expressly provided for in Section 7.15 and except for the limitations set forth in Section 2.06 or, with respect to any Subsidiary Loan Party that becomes a party hereto pursuant to Section 7.16 or otherwise, in any Supplement to this Agreement, the obligations of each Grantor hereunder and grant of security interests by such Grantor shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of, and all rights of the Administrative Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Guarantor and Grantor hereunder shall be absolute and unconditional irrespective of, the invalidity, illegality or unenforceability of the Secured Obligations (including with respect to any guarantee under this Agreement) or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, all rights of the Administrative Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Guarantor and Grantor hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise affected by, and shall be absolute and unconditional irrespective of, and each Grantor hereby waives any defense to the enforcement hereof by reason of:

(i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, increase in the Secured Obligations with respect to, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any Guarantor under this Agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Administrative Agent or any other Secured Party for the Secured Obligations, including with respect to any Guarantor under this Agreement;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations, including with respect to any Guarantor under this Agreement;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of the Borrower or any Grantor or otherwise operate as a discharge of the Borrower or any Grantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Secured Obligations);

(vi) any illegality, lack of validity or enforceability of any Secured Obligation, including with respect to any Guarantor under this Agreement;

(vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting a Loan Party or its assets or any resulting release or discharge of any Secured Obligation, including with respect to any Guarantor under this Agreement;

(viii) the existence of any claim, set-off or other rights that the Grantor may have at any time against the Borrower, the Administrative Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(ix) any action permitted or authorized hereunder; or

(x) any other circumstance (including without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or the Grantor or any other guarantor or surety.

Each Grantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Grantor hereunder.

(b) To the fullest extent permitted by applicable law, each Grantor waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Secured Obligations, including with respect to any Guarantor under this Agreement, or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the payment in full in cash or immediately available funds of all the Secured Obligations (other than contingent or unliquidated obligations or liabilities). The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with any other Loan Party or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Grantor hereunder except to the extent the Secured Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Grantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Grantor against any other Loan Party, as the case may be, or any security.

SECTION 7.18. Secured Party Authorizations and Indemnifications. By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably, to the maximum extent permitted by law, (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Security Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Security Documents against any Guarantor or Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Guarantor’s or Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Security Document against any

Guarantor or Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Security Document and (d) to agree to be bound by the terms of this Agreement and any other Security Documents. By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably, to the maximum extent permitted by law (and by the Existing Senior Notes Indenture, in the case of the Secured Note Parties), to agree to indemnify the Administrative Agent (and authorize the Administrative Agent to deduct any such indemnification amount from the amounts to be paid to such Secured Party pursuant to Section 5.02(a) and/or (b)) to the extent not indemnified or reimbursed by the Grantors, pro rata in accordance with the amount of the Secured Obligations owed to it on the date of any such indemnification, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent in its capacity as collateral agent in any way relating to or arising out of this Agreement or any other Security Document or any action taken or omitted by the Administrative Agent with respect to this Agreement or any other Loan Document, provided that no Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction.

SECTION 7.19 Limitation on Administrative Agent’s Responsibilities with Respect to Existing Notes Holders. (a) To the maximum extent permitted by law, the obligations of the Administrative Agent to the Existing Notes Holders and the Existing Notes Trustee hereunder shall be limited solely to (i) holding the Shared Collateral for the ratable benefit of the Existing Notes Holders and the Existing Notes Trustee for so long as (A) any Note Obligations remain outstanding and (B) any Note Obligations are secured by such Shared Collateral, (ii) subject to the instructions of the Required Lenders, enforcing the rights of the Existing Notes Holders in their capacities as Secured Parties in respect of Shared Collateral and (iii) distributing any proceeds received by the Administrative Agent from the sale, collection or realization of the Shared Collateral to the Existing Notes Holders and the Existing Notes Trustee in respect of the Note Obligations in accordance with the terms of this Agreement. To the maximum extent permitted by law, neither the Existing Notes Holders nor the Existing Notes Trustee shall be entitled to exercise (or direct the Administrative Agent to exercise) any rights or remedies hereunder with respect to the Note Obligations, including without limitation the right to receive any payments, enforce the Shared Security Interest, request any action, institute proceedings, give any instructions, make any election, notice Account Debtors, make collections, sell or otherwise foreclose on any portion of the Collateral or execute any amendment, supplement, or acknowledgment hereof (other than pursuant to Section 5.02(c)). To the maximum extent permitted by law, this Agreement shall not create any liability of the Administrative Agent or the Secured Loan Parties to the Existing Notes Holders or to the Existing Notes Trustee by reason of actions taken with respect to the creation, perfection or continuation of the Shared Security Interest or the Shared Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Shared Collateral or action with respect to the collection of any claim for all or any part of the Note Obligations from any Account Debtor, guarantor or any other party or the valuation, use or protection of the Shared Collateral. Subject to Section 7.21 and to the maximum extent permitted by law, by acceptance of the benefits under this Agreement and the other Security Documents, the Existing Notes Holders and the Existing Notes Trustee will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Lenders to permit such persons to be Secured Parties under this Agreement and certain of the other Security Documents and are being relied upon by the Lenders as consideration therefor.

(b) The Administrative Agent shall not be required to ascertain or inquire as to the performance by the Borrower of the Note Obligations.

(c) The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or wilful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or wilful misconduct.

(d) The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Administrative Agent shall have received a notice of Event of Default or a notice from a Grantor, the Existing Notes Trustee or the Secured Parties to the Administrative Agent in its capacity as Administrative Agent indicating that an Event of Default has occurred. The Administrative Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

(e) Notwithstanding anything to the contrary herein, nothing in this Agreement shall or shall be construed to (i) result in the Shared Security Interest not securing the Note Obligations less than equally and ratably with the Loan Obligations pursuant to Section 4.07 of the Existing Senior Notes Indenture to the extent required or (ii) modify or affect the rights of the Existing Notes Holders to receive the pro rata share specified in Section 5.02(b) of any proceeds of any collection or sale of Shared Collateral.

(f) The parties hereto agree that the Note Obligations and the Loan Obligations are, and will be, equally and ratably secured with each other by the Liens on the Shared Collateral, and that it is their intention to give full effect to the equal and ratable provision of Section 4.07 of the Existing Senior Notes Indenture, as in effect on the date hereof.

SECTION 7.20 Securitization Acknowledgements. (a) For purposes of this Section 7.20(a), capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Transfer and Servicing Agreement, dated April 25, 2000 (the “Transfer and Servicing Agreement”), among Apple Ridge Services Corporation (“ARSC”), Cartus Corporation (“Cartus”), Cartus Financial Corporation (“CFC”), Apple Ridge Funding LLC (“ARF”) and The Bank of New York (the “Indenture Trustee”), or, if not defined therein, as assigned to such terms in the “Purchase Agreement” or the “Receivables Purchase Agreement” referred to therein, in each case as each such agreement has been amended by (I) that certain Amendment, Agreement and Consent, dated December 20, 2004, (II) that certain Second Omnibus Amendment, dated January 31, 2005, (III) that certain Amendment, Agreement and Consent, dated January 30, 2006, (IV) that certain Third Omnibus Amendment, Agreement and Consent, dated May 12, 2006, (V) that certain Fourth Omnibus Amendment, dated November 29, 2006 and (VI) that certain Fifth Omnibus Amendment, dated April 10, 2007. The Transfer and Servicing Agreement, the Purchase Agreement and the Receivables Purchase Agreement, together with the respective amendments thereto described above, are collectively attached to this Agreement as Exhibit II. Subsequent references in this Section 7.20(a) to ARSC, Cartus and CFC below shall mean and be references to such corporations as they currently exist but shall also include references to any limited liability companies which succeed to the assets and liabilities of such companies in connection with a conversion of any such corporation into a limited liability company. The Administrative Agent acknowledges and agrees, and each Secured Party by its execution of the Credit Agreement (or its Assignment and Acceptance) and/or its acceptance of the benefits of this Agreement acknowledges and agrees, as follows, solely in its capacity as a Secured Party:

(i) Each Secured Party hereby acknowledges that (A) CFC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing Cartus Purchased Assets (originally referred to as CMSC Purchased Assets) from Cartus pursuant to the Purchase Agreement, making Equity Payments, Equity Loans, Mortgage Payoffs and Mortgage Payments to or on behalf of employees or otherwise purchasing Homes in connection with the Pool Relocation Management Agreements, funding such activities through the sale of CFC Receivables (originally referred to as CMF Receivables) to ARSC, and such other activities as it deems necessary or appropriate in connection therewith, (B) ARSC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing from CFC all CFC Receivables acquired by CFC from Cartus or otherwise originated by CFC, funding such acquisitions through the sale of the CFC Receivables to ARF and such other activities as it deems necessary or appropriate to carry out such activities, and (C) ARF is a limited purpose limited liability company whose activities are limited in its limited liability company agreement to purchasing the Pool Receivables from ARSC, funding such acquisitions through the issuance of the Notes, pledging such Pool Receivables to the Indenture Trustee and such other activities as it deems necessary or appropriate to carry out such activities.

(ii) Each Secured Party hereby acknowledges and agrees that (A) the foregoing transfers are intended to be true and absolute sales as a result of which Cartus has no right, title and interest in and to any of the Cartus Purchased Assets, any Homes acquired by CFC in connection therewith or any CFC Receivables, including any Related Property relating thereto, any proceeds thereof or earnings thereon (collectively, the “Pool Assets”), (B) none of CFC, ARSC or ARF is a Loan Party, (C) such Secured Party is not a creditor of, and has no recourse to, CFC, ARSC or ARF pursuant to the Credit Agreement or any other Loan Document, and (D) such Secured Party has no lien on or claim, contractual or otherwise, arising under the Credit Agreement or any other Loan Document to the Pool Assets (whether now existing or hereafter acquired and whether tangible or intangible); provided that nothing herein shall limit any rights the Secured Parties may have to any proceeds or earnings which are transferred from time to time to Cartus by CFC, ARSC or ARF.

(iii) No Secured Party will institute against or join any other person in instituting against CFC, ARSC or ARF any insolvency proceeding, or solicit, join in soliciting, cooperate with or encourage any motion in support of, any insolvency proceeding involving CFC, ARSC or ARF until one year and one day after the payment in full of all Notes; provided that the foregoing shall not limit the right of any Secured Party to file any claim in or otherwise take any action (not inconsistent with the provisions of this Section 7.20(a)) permitted or required by applicable law with respect to any insolvency proceeding instituted against CFC, ARSC or ARF by any other person.

(iv) Without limiting the foregoing, in the event of any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law involving Cartus, CFC, ARSC, ARF or any other Affiliates of Cartus as debtor, or otherwise, the Secured Parties agree that if, notwithstanding the intent of the parties, Cartus is found to have a property interest in the Pool Assets, then, in such event, CFC and its assigns, including the Indenture Trustee, shall have a first and prior claim to the Pool Assets, and any claim or rights the Secured Parties may have to the Pool Assets, contractual or otherwise, shall be subject to the prior claims of the Indenture Trustee and the Noteholders until all amounts owing under the Indenture shall have been paid in full, and the Secured Parties agree to turn over to the Indenture Trustee any amounts received contrary to the provisions of this clause (iv).

(v) In taking a pledge of the Equity Interests of CFC, each Secured Party acknowledges that it has no right, title or interest in or to any assets of CFC, ARSC or ARF other than its rights to receive, as assignee of Cartus, any dividends or other distributions properly declared and paid or made in respect of the Equity Interests of CFC. Each Secured Party further agrees that it will not (A) until after the payment in full of all Notes, exercise any rights it may have under this Agreement (x) to foreclose on the Equity Interests of CFC or (y) to exercise any voting rights with respect to the Equity Interests of CFC, including any rights to nominate, elect or remove the independent members of the board of directors or managers of CFC or rights to amend the organizational documents of CFC, or (B) until one year and one day after the date on which all Notes have been paid in full, exercise any voting rights it may have to institute a voluntary bankruptcy proceeding on behalf of CFC.

(vi) Each Secured Party hereby covenants and agrees that it will not agree to any amendment, supplement or other modification of this Section 7.20(a) without the prior written consent of the Indenture Trustee. Each Secured Party further agrees that the provisions of this Section 7.20(a) are made for the benefit of, and may be relied upon and enforced by, the Indenture Trustee and that the Indenture Trustee shall be a third party beneficiary of this Section 7.20(a).

(b) For purposes of this Section 7.20(b), capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Indenture, dated March 7, 2002 (the “Kenosia Indenture”), among Kenosia Funding, LLC (“Kenosia”) and The Bank of New York (the “Trustee”), or, if not defined therein, as assigned to such terms in the “CMGFSC Purchase Agreement”, the “Receivables Purchase Agreement” or the “Fee Receivables Purchase Agreement” referred to therein, in each case as each such agreement has been amended by (I) that certain Omnibus Amendment, Agreement and Consent, dated December 20, 2004, (II) that certain Second Omnibus Amendment, Agreement and Consent dated May 19, 2005, (III) that certain Third Omnibus Amendment, Agreement and Consent, dated May 2, 2006, (IV) that certain Fourth Omnibus Amendment and Agreement, dated February 28, 2007 and (V) that certain Fifth Omnibus Amendment, dated April 10, 2007, by and among Kenosia, the Trustee, Cartus Relocation Corporation (“CRC”), Cartus Corporation (“Cartus”) and certain other parties. The Kenosia Indenture, the CMGFSC Purchase Agreement, the Receivables Purchase Agreement and the Fee Receivables Purchase Agreement, together with the respective amendments thereto described above, are collectively attached to this Agreement as Exhibit III. Subsequent references in this Section 7.20(b) to Cartus and CRC below shall mean and be references to such corporations as they currently exist but shall also include references to any limited liability companies which succeed to the assets and liabilities of such companies in connection with a conversion of any such corporation into a limited liability company. The Administrative Agent acknowledges and agrees, and each Secured Party by its execution of the Credit Agreement (or its Assignment and Acceptance) and/or its acceptance of the benefits of this Agreement acknowledges and agrees, as follows, solely in its capacity as a Secured Party:

(i) Each Secured Party hereby acknowledges that (A) CRC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing CMSC Purchased Assets (also referred to as Cartus Purchased Assets) from Cartus pursuant to the CMGFSC Purchase Agreement, making Equity Payments, Equity Loans, Mortgage Payoffs and Mortgage Payments to or on behalf of employees or otherwise purchasing Homes in connection with the Pool Relocation Management Agreements, funding such activities through the sale of Seller Receivables to Kenosia, and such other activities as it deems necessary or appropriate in connection therewith, and (B) Kenosia is a limited purpose limited liability company whose activities are limited in its limited liability company agreement to purchasing the Seller Receivables and other KF Purchased Assets from CRC under the Receivables Purchase Agreement and purchasing Originator Fee Receivables and other Originator Fee Assets from Cartus under the Fee Receivables Purchase Agreement, funding such acquisitions through the issuance of the Notes, pledging such purchased assets to the Trustee and such other activities as it deems necessary or appropriate to carry out such activities. The CMSC Receivables, the Seller Receivables and the Originator Fee Receivables are hereinafter referred to collectively as the “Pool Receivables”.

(ii) Each Secured Party hereby acknowledges and agrees that (A) the foregoing transfers are intended to be true and absolute sales as a result of which Cartus has no right, title and interest in and to any of the Cartus Purchased Assets, any Homes acquired by CRC in connection therewith or any Pool Receivables, including any Related Property relating thereto, any proceeds thereof or earnings thereon (collectively, the “Pool Assets”), (B) neither CRC nor Kenosia is a Loan Party, (C) such Secured Party is not a creditor of, and has no recourse to, CRC or Kenosia pursuant to the Credit Agreement or any other Loan Document, and (D) such Secured Party has no lien on or claim, contractual or otherwise, arising under the Credit Agreement or any other Loan Document to the Pool Assets (whether now existing or hereafter acquired and whether tangible or intangible); provided that nothing herein shall limit any rights the Secured Parties may have to any proceeds or earnings which are transferred from time to time to Cartus by CRC or Kenosia.

(iii) No Secured Party will institute against or join any other person in instituting against CRC or Kenosia any insolvency proceeding, or solicit, join in soliciting, cooperate with or encourage any motion in support of, any insolvency proceeding involving CRC or Kenosia until one year and one day after the payment in full of all Notes; provided that the foregoing shall not limit the right of any Secured Party to file any claim in or otherwise take any action (not inconsistent with the provisions of this Section 7.20(b)) permitted or required by applicable law with respect to any insolvency proceeding instituted against CRC or Kenosia by any other person.

(iv) Without limiting the foregoing, in the event of any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law involving Cartus, CRC or Kenosia or any other Affiliates of Cartus as debtor, or otherwise, the Secured Parties agree that if, notwithstanding the intent of the parties, Cartus is found to have a property interest in the Pool Assets, then, in such event, CRC and Kenosia and Kenosia’s assigns, including the Trustee, shall have a first and prior claim to the Pool Assets, and any claim or rights the Secured Parties may have to the Pool Assets, contractual or otherwise, shall be subject to the prior claims of the Trustee and the Noteholders until all amounts owing under the Kenosia Indenture shall have been paid in full, and the Secured Parties agree to turn over to the Trustee any amounts received contrary to the provisions of this clause (iv).

(v) In taking a pledge of the Equity Interests of CRC, each Secured Party acknowledges that it has no right, title or interest in or to any assets of CRC or Kenosia other than its rights to receive, as assignee of Cartus, any dividends or other distributions properly declared and paid or made in respect of the Equity Interests of CRC. Each Secured Party further agrees that it will not (A) until after the payment in full of all Notes, exercise any rights it may have under this Agreement (x) to foreclose on the Equity Interests of CRC or (y) to exercise any voting rights with respect to the Equity Interests of CRC, including any rights to nominate, elect or remove the independent members of the board of directors or managers of CRC or rights to amend the organizational documents of CRC, or (B) until one year and one day after the date on which all Notes have been paid in full, exercise any voting rights it may have to institute a voluntary bankruptcy proceeding on behalf of CRC.

(vi) Each Secured Party hereby covenants and agrees that it will not agree to any amendment, supplement or other modification of this Section 7.20(b) without the prior written consent of the Trustee. Each Secured Party further agrees that the provisions of this Section 7.20(b) are made for the benefit of, and may be relied upon and enforced by, the Trustee and that the Trustee shall be a third party beneficiary of this Section 7.20(b).

SECTION 7.21. Relative Rights. This Agreement defined the relative rights of the Existing Notes Holders, on the one hand, and the Secured Loan Parties, on the other hand. Nothing in this Agreement shall (a) impair, as between any Grantor and any Existing Notes Holder, the Note Obligations of such Grantor, which are absolute and unconditional, to pay the

Indebtedness under the Existing Senior Notes Indenture, as and when the same shall become due and payable in accordance with the terms of the Existing Senior Notes Indenture; (b) impair, as between any Grantor and any Secured Loan Party, the Loan Obligations of such Grantor, which are absolute and unconditional, to pay the Indebtedness under the Credit Agreement, as and when the same shall become due and payable in accordance with the terms of the applicable Loan Documents; (c) prevent any Existing Notes Holder from exercising its available remedies upon a default or event of default under the Existing Senior Notes Indenture; or (d) prevent any Secured Loan Party from exercising its available remedies upon a Default or an Event of Default under the Loan Documents to which such Secured Loan Party is a party.

SECTION 7.22. Successor Collateral Agent. The Administrative Agent may resign as collateral agent hereunder by giving not less than 30 days’ prior written notice to the Lenders. If the Administrative Agent shall resign as collateral agent under this Agreement, then either (a) the Required Lenders shall appoint a successor collateral agent hereunder, or (b) if a successor collateral agent shall not have been so appointed and approved within the 30 day period following the Administrative Agent’s notice to the Lenders of its resignation, then the Administrative Agent shall appoint a successor collateral agent that shall serve as collateral agent until such time as the Required Lenders appoint a successor collateral agent. Upon its appointment, such successor collateral agent shall succeed to the rights, powers and duties as collateral agent, and the term “Administrative Agent” under this Agreement and “Collateral Agent” under this Agreement and any other Security Document shall mean such successor, effective upon its appointment, and the former collateral agent’s rights, powers and duties as collateral agent shall be terminated without any other or further act or deed on the part of such former collateral agent or any of the parties to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

REALOGY CORPORATION

DOMUS INTERMEDIATE HOLDINGS CORP.

AFS MORTGAGE

CGRN, INC.

ERA GENERAL AGENCY CORPORATION

ERA GENERAL AGENCY OF NEW JERSEY, INC.

FEDSTATE STRATEGIC CONSULTING, INCORPORATED

REALOGY FRANCHISE GROUP, INC.

REALOGY INTELLECTUAL PROPERTY HOLDINGS I, INC.

REALOGY INTELLECTUAL PROPERTY HOLDINGS II, INC.

REALOGY OPERATIONS, INC.

REALOGY SERVICES GROUP LLC

REALOGY SERVICES VENTURE PARTNER, INC.,

by	/s/ Richard A. Smith
Name:	Richard A. Smith
Title:	President

[Signature Page to the Guarantee and Collateral Agreement]

A MARKET PLACE, INC.,
ALPHA REFERRAL NETWORK, INC.,
ASSOCIATED CLIENT REFERRAL CORP.,
ASSOCIATES INVESTMENTS,
ASSOCIATES REALTY NETWORK,
ASSOCIATES REALTY, INC.,
BOB TENDLER REAL ESTATE, INC.,
BURGDORFF REFERRAL ASSOCIATES, INC.,
BURNET REALTY INC. (A MINNESOTA CORPORATION),
BURNET REALTY, INC. (A WISCONSIN CORPORATION),
CAREER DEVELOPMENT CENTER, LLC,
CARTUS CORPORATION,
CARTUS PARTNER CORPORATION,
CENTURY 21 REAL ESTATE LLC,
COLDWELL BANKER KING THOMPSON AUCTION SERVICES, INC.,
COLDWELL BANKER REAL ESTATE CORPORATION,
COLDWELL BANKER REAL ESTATE SERVICES, INC.,
COLDWELL BANKER REAL ESTATE, INC.,
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY,
COLDWELL BANKER RESIDENTIAL BROKERAGE CORPORATION,
COLDWELL BANKER RESIDENTIAL BROKERAGE INSURANCE AGENCY OF MAINE, INC.,
DEWOLFE REALTY AFFILIATES, COLDWELL BANKER RESIDENTIAL BROKERAGE PARDOE, INC.,
COLDWELL BANKER RESIDENTIAL BROKERAGE, INC.,
COLDWELL BANKER RESIDENTIAL REAL ESTATE SERVICES OF WISCONSIN, INC.,
COLDWELL BANKER RESIDENTIAL REAL ESTATE, INC.,
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK (A CALIFORNIA CORPORATION),

[Signature Page to the Guarantee and Collateral Agreement]

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC. (A PENNSYLVANIA CORPORATION),
COLORADO COMMERCIAL, LLC,
COOK—PONY FARM REAL ESTATE, INC.,
CORCORAN GROUP—BROOKLYN LANDMARK, LLC,
CORCORAN MLS HOLDINGS, LLC,
COTTON REAL ESTATE, INC.,
DEWOLFE RELOCATION SERVICES, INC.,
DOUGLAS AND JEAN BURGDORFF, INC.,
ERA FRANCHISE SYSTEMS, INC.,
FIRST CALIFORNIA ESCROW CORPORATION,
FLORIDA’S PREFERRED SCHOOL OF REAL ESTATE, INC.,
FRED SANDS SCHOOL OF REAL ESTATE,
HILLSHIRE HOUSE, INCORPORATED,
HOME REFERRAL NETWORK INC.,
J. W. RIKER—NORTHERN R. I., INC.,
JACK GAUGHEN, INC.,
KENDALL, POTTER AND MANN, REALTORS, INC. COSBY-TIPTON REAL ESTATE, INC.,
LMS (DELAWARE) CORP.,
NRT ARIZONA COMMERCIAL, INC.,
NRT ARIZONA EXITO, INC.,
NRT ARIZONA REFERRAL, INC.,
NRT ARIZONA, INC.,
NRT CHICAGO LLC,
NRT COLORADO, INC.,
NRT COLUMBUS, INC.,
NRT COMMERCIAL OHIO INCORPORATED,
NRT COMMERCIAL UTAH, INC.,
NRT COMMERCIAL, INC.,
NRT MID-ATLANTIC, INC.,
NRT MISSOURI REFERRAL NETWORK, INC.,
NRT MISSOURI, INC.,
NRT NEW ENGLAND INCORPORATED,
NRT RELOCATION LLC,
NRT SETTLEMENT SERVICES OF MISSOURI, INC.,
NRT SUNSHINE INC.,
NRT TEXAS REAL ESTATE SERVICES, INC.,

[Signature Page to the Guarantee and Collateral Agreement]

NRT TEXAS, INC.,

NRT THE CONDO STORE INCORPORATED,

NRT UTAH, INC. (A DELAWARE CORPORATION),

PACESETTER NEVADA, INC.,

PACIFIC ACCESS HOLDING COMPANY, LLC,

R.J. YOUNG CO.,

REAL ESTATE REFERRAL, INC.,

REAL ESTATE REFERRALS, INC.,

REAL ESTATE SERVICES, INC.,

REFERRAL ASSOCIATES OF FLORIDA, INC.,

REFERRAL ASSOCIATES OF NEW ENGLAND, INC.,

REFERRAL NETWORK, INC.,

REFERRAL NETWORK, INC. (A FLORIDA CORPORATION),

REFERRAL NETWORK, LLC,

SIGNATURE PROPERTIES, INC.,

SOLEIL FLORIDA CORP.,

SOTHEBY’S INTERNATIONAL REALTY AFFILIATES, INC.,

SOTHEBY’S INTERNATIONAL REALTY, INC.,

ST. JOE REAL ESTATE SERVICES, INC.,

THE CORCORAN GROUP EASTSIDE, INC.,

THE DEWOLFE COMPANIES, INC.,

THE DEWOLFE COMPANY, INC.,

THE FOUR STAR CORP.,

THE MILLER GROUP, INC.,

THE SUNSHINE GROUP LIMITED PARTNERSHIP,

THE SUNSHINE GROUP, LTD.,

TRUST OF NEW ENGLAND, INC.,

VALLEY OF CALIFORNIA, INC.,

by	/s/ Richard A. Smith
Name:	Richard A. Smith
Title:	Chairman

[Signature Page to the Guarantee and Collateral Agreement]

ADVANTAGE TITLE & INSURANCE, LLC,
AMERICAN TITLE COMPANY OF HOUSTON,
APEX REAL ESTATE INFORMATION SERVICES LLP,
ATCOH HOLDING COMPANY,
BURNET TITLE OF OHIO, LLC,
BURNET TITLE, INC.,
BURNET TITLE L.L.C.,
BURROW ESCROW SERVICES, INC.,
CENTRAL FLORIDA TITLE COMPANY,
EQUITY TITLE COMPANY,
EQUITY TITLE MESSENGER SERVICE HOLDING COMPANY,
FRANCHISE SETTLEMENT SERVICES, INC.,
GRAND TITLE, LLC,
GUARDIAN HOLDING COMPANY,
GUARDIAN TITLE AGENCY, LLC,
GUARDIAN TITLE COMPANY,
GULF SOUTH SETTLEMENT SERVICES, LLC,
HICKORY TITLE, LLC,
KEYSTONE CLOSING SERVICES LLC,
LINCOLN SETTLEMENT SERVICES, LLC,
MARKET STREET SETTLEMENT GROUP, INC.,
MID-EXCHANGE, INC.,
MID-STATE ESCROW CORPORATION,
NATIONAL COORDINATION ALLIANCE, INC.,
NRT MID-ATLANTIC TITLE SERVICES, LLC,
NRT SETTLEMENT SERVICES OF TEXAS, INC.,
PATRIOT SETTLEMENT SERVICES, LLC,
PREMIER SETTLEMENT SERVICES, LLC,
PROCESSING SOLUTIONS, INCORPORATED,
ROCKY MOUNTAIN SETTLEMENT SERVICES, LLC,
SECURED LAND TRANSFERS, INC.,
SOUTH LAND TITLE CO., INC.,
SOUTH-LAND TITLE OF MONTGOMERY COUNTY, INC.,
ST. JOE TITLE SERVICES, INC.,
ST. JOE TITLE SERVICES, LLC,
TAW HOLDING INC.,
TEXAS AMERICAN TITLE COMPANY,

[Signature Page to the Guarantee and Collateral Agreement]

TEXAS AMERICAN TITLE COMPANY OF AUSTIN,

TITLE RESOURCE GROUP AFFILIATES HOLDINGS, INC.,

TITLE RESOURCE GROUP HOLDINGS, INC.,

TITLE RESOURCE GROUP SERVICES CORPORATION,

TITLE RESOURCES INCORPORATED,

WEST COAST ESCROW CLOSING CO.,

WEST COAST ESCROW COMPANY,

WILLIAM ORANGE REALTY, INC.,

ALLMON, TIERNAN & ELY, INC.,

BATJAC REAL ESTATE CORP.,

CHARTER TITLE, LLC,

COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES, LTD.,

COLDWELL BANKER CORPORATION,

COLDWELL BANKER PACIFIC PROPERTIES, LTD.,

NRT HAWAII REFERRAL, LLC,

NRT INCORPORATED,

NRT INSURANCE AGENCY, INC.,

NRT NEW YORK, INC.,

ONCOR INTERNATIONAL LLC,

PACIFIC PROPERTIES REFERRALS, INC.,

REALOGY GLOBAL SERVICES, INC.,

SCRANTON ABSTRACT, LLC,

SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC,

TBR SETTLEMENT SERVICES, LLC,

TEXAS AMERICAN TITLE COMPANY OF CORPUS CHRISTI,

TITLE RESOURCE GROUP LLC,

by	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President and Treasurer

[Signature Page to the Guarantee and Collateral Agreement]

REALOGY FRANCHISE FINANCE, INC.,

by	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	President

[Signature Page to the Guarantee and Collateral Agreement]

APEX REAL ESTATE INFORMATION SERVICES, LLC, C21 TM CORP., CB TM CORP., ERA TM CORP., REALOGY LICENSING, INC., SUMMIT ESCROW, TERRAMAR GUARANTY TITLE & TRUSt, INC.,

by	/s/ Joseph J. Huber
Name:	Joseph J. Huber
Title:	Senior Vice President, Tax

[Signature Page to the Guarantee and Collateral Agreement]

CDRE TM CORP.,

by	/s/ Joseph J. Huber
Name:	Joseph J. Huber
Title:	Senior Vice President

[Signature Page to the Guarantee and Collateral Agreement]

SOTHEBY’S INTERNATIONAL REALTY LICENSEE CORPORATION,

by	/s/ Greg Macres
Name:	Greg Macres
Title:	President

[Signature Page to the Guarantee and Collateral Agreement]

FSA MEMBERSHIP SERVICES, LLC,

by	/s/ Michael R. Piccola
Name:	Michael R. Piccola
Title:	Vice President

[Signature Page to the Guarantee and Collateral Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:	/s/ Marian N. Schulman
Name:	Marian N. Schulman
Title:	Managing Director

[Signature Page to the Guarantee and Collateral Agreement]

Exhibit I to the

Guarantee and Collateral Agreement

SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], 20[•][•] to the Guarantee and Collateral Agreement dated as of April 10, 2007 (the “Collateral Agreement”), among DOMUS INTERMEDIATE HOLDINGS CORP. (“Holdings”), REALOGY CORPORATION (the “Borrower”), each Grantor identified therein and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of April 10, 2007 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders, and the other parties thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Collateral Agreement referred to therein, as applicable.

C. The Borrower, Holdings and each of the Subsidiary Loan Parties (the “Grantors”) have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries of the Borrower may become Guarantors and Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor and a Grantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Grantor by its signature below becomes a Grantor and a Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor and a Guarantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor and a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of Loan Obligations [and Note Obligations], does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the applicable Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Grantor. Each reference to a “Grantor” and “Guarantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. The New Grantor is a [company] duly [incorporated] under the law of [name of relevant jurisdiction]. [If applicable:] The guarantee of the New Grantor giving a guarantee other than in respect of its Subsidiary is subject to the following limitations:

(a) If the New Grantor is incorporated in [•] and is giving a guarantee other than in respect of its Subsidiary, those limitations set out in paragraph [•] of Section 2.06 of the Collateral Agreement shall also apply in relation to the New Grantor; and

(b) [if the New Grantor is incorporated in any other jurisdiction, is giving a guarantee other than in respect of its Subsidiary and limitations other than those set out in Section 2.06 of the Collateral Agreement] are agreed in respect of the New Grantor, insert guarantee limitation wording for relevant jurisdiction.]

SECTION 4. The New Grantor confirms that no Default has occurred or would occur as a result of the New Grantor becoming a Guarantor or a Grantor under the Collateral Agreement.

SECTION 5. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 6. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock and Pledged Debt Securities now owned by the New Grantor and (ii) any and all Intellectual Property now owned by the New Grantor and (b) set forth under its signature hereto, is the true and correct legal name of the New Grantor and its jurisdiction of organization.

SECTION 7. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 8. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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SECTION 9. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as provided in Section 10.01 of the Credit Agreement.

SECTION 11. The New Grantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

by
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

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JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

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Schedule I to

Supplement No. [•] to the

Collateral Agreement

Collateral of the New Grantor

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule II to the

Collateral Agreement.]

Exhibit II to the Guarantee

and Collateral Agreement

EXECUTION COPY

FIFTH OMNIBUS AMENDMENT

(Apple Ridge)

THIS Fifth Omnibus Amendment (this “Agreement”) is entered into this 10th day of April, 2007 for the purpose of making amendments to the documents described in this Agreement.

WHEREAS, this Agreement is among (i) Cartus Corporation, a Delaware corporation (“Cartus”), (ii) Cartus Financial Corporation, a Delaware Corporation (“CFC”), (iii) Apple Ridge Services Corporation, a Delaware corporation (“ARSC”), (iv) Apple Ridge Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (v) Realogy Corporation, a Delaware Corporation (“Realogy” or the “Performance Guarantor”), (vi) The Bank of New York, as successor to JPMorgan Chase Bank, N.A., a banking corporation organized and existing under the laws of New York, as successor Indenture Trustee. (the “Indenture Trustee”), (vii) The Bank of New York, a New York state banking corporation (the “Paying Agent”), as paying agent, authentication agent and transfer agent and registrar, (vii) the Conduit Purchasers, Committed Purchasers and Managing Agents party to the Note Purchase Agreement defined below, and (ix) Calyon New York Branch (“Calyon”), as Administrative Agent and Lead Arranger (the “Administrative Agent”).

WHEREAS, this Agreement relates to the following documents (as such documents have previously been amended):

•	Purchase Agreement dated as of April 25, 2000 (the “Purchase Agreement”) by and between Cartus and CFC;

•	Receivables Purchase Agreement dated as of April 25, 2000 (the “Receivables Purchase Agreement”) by and between CFC and ARSC;

•	Master Indenture dated as of April 25, 2000 (the “Master Indenture”) among the Issuer, the Indenture Trustee and the Paying Agent;

•

Transfer and Servicing Agreement dated as of April 25, 2000 (the “Transfer and Servicing Agreement”) by and between ARSC, as transferor, Cartus, as originator and servicer, CFC, as originator, the Issuer, as transferee and the Indenture Trustee;

•	Performance Guaranty dated as of May 12, 2006 executed by Realogy in favor of CFC and the Issuer (the “Performance Guaranty”).

WHEREAS, the Purchase Agreement, the Receivables Purchase Agreement, the Master Indenture, the Transfer and Servicing Agreement and the Performance Guaranty are, in this Agreement, collectively the “Affected Documents”;

WHEREAS, terms used in this Agreement and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement, and, if not defined therein, as defined in the Master Indenture.

NOW, THEREFORE, the parties hereto hereby recognize and agree:

1.	Amendments to Purchase Agreement. Effective as of the date hereof, the Purchase Agreement is hereby amended as follows:

a.	The definition of “Eligible Contract” in Appendix A is hereby amended to delete the reference to “in effect on the date of this Agreement” and substitute therefor “in effect on April 10, 2007”.

b.	The definition of “Eligible Obligor” in Appendix A is hereby amended to add, at the conclusion of clause (b), the following: “unless such Obligor qualifies as an Eligible Governmental Obligor”.

c.	Appendix A is further amended to insert, in the proper alphabetical location, the following new definitions:

“Eligible Governmental Obligor” shall mean the Federal Deposit Insurance Corporation, the United States Postal Service, and any other governmental obligor which is party to a Guaranteed Government Contract and is specifically approved in writing by the Buyer, the Issuer and the Majority Investors as an “Eligible Governmental Obligor”.

“Guaranteed Government Contract” shall mean any Relocation Management Agreement between Cartus and an Eligible Governmental Obligor which qualifies as an Eligible Contract and which has been designated as a Pool Relocation Management Agreement under the Purchase Agreement.”

d.	Section 7.3(j) is hereby amended to delete therefrom the phrase “to a Person that has executed and delivered an Acknowledgment Letter in favor of the Originator and the Buyer and its successors and assigns, including any Series Enhancer” and to substitute therefor the phrase “the terms of which include acknowledgment provisions in substantially the form of Exhibit 7.3(j) hereto.”

e.	Exhibit 7.3(j) is hereby amended and restated in its entirety as attached on Exhibit 7.3(j) hereto.

2.	Amendments to Receivables Purchase Agreement. Effective as of the date hereof, the Receivables Purchase Agreement is hereby amended as follows:

a.	Appendix A is hereby amended to insert, in the proper alphabetical location, the following definitions:

“CRC” shall mean Cartus Relocation Corporation, a wholly-owned subisdiary of Cartus.

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“Governmental Receivable” shall mean any Receivable arising under or in connection with a Government Guaranteed Contract.

“Kenosia” shall mean Kenosia Funding LLC, a wholly-owned subsidiary of CRC.

b.	The definition of “Eligible Receivable” in Appendix A is hereby amended to add, at the conclusion thereof the following: “The term “Eligible Receivable” shall also include each Governmental Receivable which (i) is acquired by Seller from Kenosia and CRC pursuant to documentation which is in form and substance reasonably satisfactory to the Buyer, and its assigns, including the Issuer and the Majority Investors, (ii) is in existence on the date the related Guaranteed Government Contract became a Pool Relocation Management Agreement and (iii) would qualify as an Eligible Receivable but for the fact that such Governmental Receivable was not acquired by Seller from the Originator under the Purchase Agreement and, in the case of any Governmental Receivable arising out of or with respect to Equity Payments, Mortgage Payments and Mortgage Payoffs, such Receivable was originated by CRC and not by Seller.”

c.	Section 2.1(a) of the Receivables Purchase Agreement is modified by deleting clause (ii) in its entirety and substituting the following therefor: “(ii) all Receivables arising out of or with respect to Equity Payments, Mortgage Payments and Mortgage Payoffs made by the Seller in respect of Home Purchase Contracts to which CFC is a party from and after the Closing Date and all Governmental Receivables acquired by the Seller from Kenosia and/or CRC (collectively, the “Seller Receivables”);”.

d.	Section 7.3(j) of the Receivables Purchase Agreement is modified by adding at the conclusion thereof: “Notwithstanding the foregoing, Seller shall be allowed to acquire Governmental Receivables from Kenosia and CRC, so long as (i) any such acquisition is pursuant to an assignment agreement which is in form and substance reasonably satisfactory to the Buyer and its assigns, including the Issuer and the Majority Investors and (ii) on or prior to the date of such acquisition, all UCC financing statements filed against the Seller shall be amended to reflect the inclusion of such Governmental Receivables in the Seller Receivables.”

3.	Amendments to Master Indenture. Effective as of the date hereof, the Master Indenture is hereby amended as follows:

a.	The definition of “Aggregate Adjustment Amount” in Section 1.01 is hereby amended and restated in its entirety as follows:

“Aggregate Adjustment Amount” shall mean, as of any date of determination, an amount equal to the sum of (a) the Overconcentration Amount, (b) the Excess Longer Term Receivable Amount, (c) the Excess Special Homes Receivables Amount, (d) the amount, if any, by which the aggregate Unpaid Balance of all Eligible Receivables relating to Homes that have been owned by CFC which are

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more than 450 but less than 540 days exceeds 1.50% of the sum of the Aggregate Employer Balances of all Eligible Receivables (other than Defaulted Receivables) as of the last day of the Monthly Period immediately preceding the date of calculation plus (e) the amount by which (i) the aggregate Unpaid Balance of all Eligible Receivables relating to Homes that have been owned by CFC which are more than 365 but less than 540 days, less the amount calculated under clause (d) above, exceeds (ii) 5.00% of the sum of the Aggregate Employer Balances of all Eligible Receivables (other than Defaulted Receivables) as of the last day of the Monthly Period immediately preceding the date of calculation plus (f) the aggregate Unpaid Balance of all Eligible Receivables relating to Homes that have been owned by CFC more than 540 days as of the last day of the Monthly Period immediately preceding the date of calculation.

b.	The definition of “Overconcentration Amount” in Section 1.01 is hereby amended and restated in its entirety as follows:

“Overconcentration Amount” shall mean, as of any date of determination, an amount equal to the sum of: (a) the greater of: (i) the excess, if any, of (A) the aggregate Modified Receivable Balances owing by (or, if less, the Obligor Limits of) the Obligors (excluding Eligible Governmental Obligors) who are the Obligors in respect of the five largest aggregate Modified Receivable Balances over (B) an amount equal to 22.5% of the Aggregate Receivable Balance, and (ii) the excess, if any, of (A) the aggregate Modified Receivable Balances owing by (or, if less, the Obligor Limits of) the Obligors (excluding Eligible Governmental Obligors) who are the Obligors in respect of the ten largest aggregate Modified Receivable Balances over (B) an amount equal to 30% of the Aggregate Receivable Balance; (b) the sum of the aggregate amount with respect to each Obligor (excluding Eligible Governmental Obligors) of the excess, if any, of (i) the aggregate Modified Receivable Balance owing by such Obligor over (ii) the Obligor Limit with respect to such Obligor and (c) the amount by which the aggregate Modified Receivable Balances owing by all Eligible Governmental Obligors exceeds 10% of the Aggregate Receivable Balance.

4.	Amendments to Transfer and Servicing Agreement. Effective as of the date hereof, the Transfer and Servicing Agreement is hereby amended as follows:

a.	Section 1.01 is hereby amended to insert, in the appropriate alphabetical order, the following:

“Leverage Ratio” shall mean on any date, the ratio of (a) Total Senior Secured Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided, that EBITDA shall be determined for the relevant Test Period on a Pro Forma Basis. Capitalized Terms used in this definition shall have the meaning set forth in the Realogy Credit Agreement as in effect on April 10, 2007, without giving effect to any subsequent amendments.

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“Realogy Credit Agreement” shall mean that certain Credit Agreement dated as of April 10, 2007 among Domus Intermediate Holdings Corp., Realogy, the lenders and other financial institutions party thereto and JP Morgan Chase Bank, N.A., as Administrative Agent.

“Weekly Activity Report” shall have the meaning provided in Section 3.07(d).

“Weekly Reporting Event” shall mean that, commencing with the quarter ending June 30, 2007, the Leverage Ratio as of the end of such fiscal quarter exceeds the applicable ratio set forth below:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
June 30, 2007	6.00:1.00

September 30, 2007	6.00:1.00

December 31, 2007	6.00:1.00

March 31, 2008	5.10:1.00

June 30, 2008	5.10:1.00

September 30, 2008	5.10:1.00

December 31, 2008	5.10:1.00

March 31, 2009	5.10:1.00

June 30, 2009	5.10:1.00

September 30, 2009	4.75:1.00

December 31, 2009	4.75:1.00

March 31, 2010	4.75:1.00

June 30, 2010	4.75:1.00

September 30, 2010	4.75:1.00

December 31, 2010	4.75:1.00

March 31, 2011 and thereafter	4.50:1.00

b.	Section 3.07 is hereby amended by inserting at the conclusion thereof the following new Section 3.07(d):

“(d) If as of the end of any fiscal quarter a Weekly Reporting Event has occurred, the Servicer shall, commencing on the applicable “Weekly Reporting Commencement Date” specified below and continuing until no such Weekly Reporting Event exists for two consecutive fiscal quarters, prepare and deliver to Cartus, CFC, the Transferor, the Issuer, the Indenture Trustee, each Series

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Enhancer and each Administrative Agent under any Series of Variable Funding Notes, on or before the fifth Business Day of each calendar week, a report with respect to the last Business Day of the preceding week, substantially in the form provided in the related Supplement or in such other form as is reasonably acceptable to the Issuer (each such report, a “Weekly Activity Report”). Such Weekly Activity Report shall include (i) a certification that, to the best of the Servicer’s knowledge, no Unmatured Servicer Default or Servicer Default has occurred and is continuing or, if any such event has occurred and is continuing, a description of such event and the action, if any, that the Servicer proposes to take with respect thereto and (ii) a calculation of the Adjusted Aggregate Receivable Balance based on the most recently available interim reporting derived from financial system-generated data in the Servicer’s financial records. As used herein, the “Weekly Reporting Commencement Date” shall mean: (1) with respect to any Weekly Reporting Event which occurs during calendar year 2007 or if the first such Weekly Reporting Event occurs as of the end of a fiscal year, the week immediately following the 135th calendar day after the end of the relevant fiscal quarter; (2) with respect to any other Weekly Reporting Event occurring as of the end of a fiscal year or if the first such Weekly Reporting Event occurs as of the end of any fiscal quarter after calendar year 2007, the week immediately following the 90th calendar day after the end of the relevant fiscal quarter and (3) otherwise, the week immediately following the 45th calendar day after the end of the relevant fiscal quarter.”

c.	Section 3.09 is hereby amended to delete therefrom the phrase “a firm of nationally recognized independent public accountants (who may also render other services to the Servicer, the Issuer, CMSC, CMF or the Transferor)” and to substitute therefor the phrase “Protiviti (or such other auditor acceptable to the financial institution acting as administrative agent for the Majority Investors”). Section 3.09 is further amended to add at the conclusion thereof: “Notwithstanding the foregoing, so long as the Series 2007-1 Notes are the only Notes issued under the Indenture and the Servicer complies with the audit provisions set forth in Section 5.01(g) of the related Note Purchase Agreement, the Servicer shall not be required to comply with the foregoing provisions of this Section 3.09.”

d.	Section 3.10(a) is hereby amended to delete therefrom the phrase “Receivables Activity Report” and substitute therefor the phrase “Receivables Activity Report and Weekly Activity Report, if applicable”.

e.	Section 7.04 is hereby amended to delete therefrom the phrase “Receivables Activity Report” and substitute therefor the phrase “Receivables Activity Report, Weekly Activity Report”.

f.	Section 9.01(a) is hereby amended to delete therefrom the phrase “Receivables Activity Report” and substitute therefor the phrase “Receivables Activity Report or Weekly Activity Report, if applicable”.

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g.	Section 9.01(f) is hereby amended and restated in its entirety as follows:

“(f) (i) Failure of the Servicer or the Performance Guarantor to pay any principal and/or interest in respect of any Indebtedness under the Realogy Credit Agreement or under any other indenture or agreement governing any Indebtedness the principal amount of which exceeds $25,000,000 and such failure shall continue beyond the applicable grace period, if any, specified in the agreement or instrument governing such Indebtedness; or (ii) the default by the Servicer or the Performance Guarantor in the performance of any term, provision or condition contained in any agreement described in clause (i) above, or the existence of any event or condition with respect to any Indebtedness arising under any such agreement, if the effect of such default, event or condition is to cause, or permit the holder of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity, including without limitation the occurrence of any “Event of Default” under the Realogy Credit Agreement; or (iii) any Indebtedness of the Servicer or the Performance Guarantor in a principal amount exceeding $25,000,000 shall be declared to be due and payable or is required to be prepaid (other than by a regularly scheduled payment or a mandatory redemption or prepayment provision) prior to the scheduled date of maturity thereof.”

h.	Section 9.05 is hereby amended and restated in its entirety as follows:

(a) If (i) Cartus is the Servicer, and (ii) the “Average Days in Inventory” (as defined below) is more than 120 days, the Issuer will be obligated to establish an account (the “Marketing Expenses Account”) to be established with, and pledged to, the Indenture Trustee and maintain on deposit therein, an amount at least equal to the Required Marketing Expenses Account Amount described below. On any day that the amount on deposit in the Marketing Expenses Account is less than the Required Marketing Expenses Account Amount, the Issuer will be required to deposit an amount into the Marketing Expenses Account equal to such shortfall. On any Distribution Date that the amount on deposit in the Marketing Expenses Account exceeds the Required Marketing Expenses Account Amount, the Issuer will be permitted to withdraw such excess, and any amount so withdrawn shall be transferred to the Collection Account.

(b) The Indenture Trustee will be permitted to withdraw funds from the Marketing Expenses Account (i) if Cartus is the Servicer, to pay for the cost of maintaining and marketing the Homes to the extent that Cartus as Servicer has failed to pay such costs, (ii) to reimburse a successor Servicer for the cost of maintaining and marketing the Homes, but only to the extent such costs were actually incurred, but not paid, by Cartus while acting as the Servicer or to the extent that such costs are attributable to Cartus’ breach of its duties as the Servicer prior to the appointment of a successor Servicer and (iii) to cover the costs of transition of servicing from Cartus to such successor Servicer. Payment of such costs from the Marketing Expenses Account shall not be deemed to be payment by the Servicer and shall not relieve the Servicer from any liability therefor under the other provisions of this Agreement.

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5.	Amendments to Performance Guaranty. Effective as of the date hereof, the Performance Guaranty is hereby amended as follows:

a.	The definition of “Obligations” in Section 1 is hereby amended to delete therefrom the phrase “(including Cartus’ obligation to fund the Marketing Expenses Account as and when required under the Transfer and Servicing Agreement)”.

6.	Inclusion of Receivables Assigned from Kenosia Funding LLC and Cartus Relocation Corporation. All of the parties hereto acknowledge and agree that, as a result of the amendments to Section 2.1(a) to the Receivables Purchase Agreement set forth herein, the definition of “Seller Receivables” in the Receivables Purchase Agreement may include certain Receivables (the “Acquired Receivables”) which were neither sold by Cartus to CFC under the Purchase Agreement nor originated by CFC. The parties hereto acknowledge and agree that, for all purposes of the Affected Documents, (i) the Acquired Receivables shall be considered to be CFC Receivables originated by CFC, and shall be deemed to be included in the ARSC Purchased Assets transferred to the Issuer and (ii), notwithstanding anything to the contrary in the Affected Documents, CFC shall be allowed to enter into an assignment agreement with each of Cartus, Kenosia and CRC, the form of which has been approved in writing by the Majority Investors, and to consummate the transfer of the Acquired Receivables along with the Related Property relating to such Acquired Receivables (collectively, the “Acquired Assets”) on the terms and conditions set forth therein. Such conditions shall include evidence of compliance with the Federal Assignment of Claims Act and confirmation from the Rating Agencies that the commercial paper ratings of the Conduit Purchasers under the Note Purchase Agreement will not be reduced or withdrawn by reason of such transaction. The parties hereto further acknowledge and agree that, so long as such Acquired Receivables satisfy all other criteria set forth in the definition of “Eligible Receivable”, such Acquired Receivables shall constitute Eligible Receivables within the meaning of the Receivables Purchase Agreement, the Transfer and Servicing Agreement and the Indenture notwithstanding the fact that such Acquired Receivables were neither sold to CFC under the Purchase Agreement nor otherwise originated by CFC.

7.	Each of the parties hereto acknowledges that one or more of Cartus, CFC and ARSC may elect to convert their status from that of a Delaware corporation to that of a Delaware limited liability company, either by filing a certificate of conversion with the Delaware Secretary of State or by merging with and into a newly formed Delaware limited liability company (such conversion or merger, as applicable, being herein called a “Conversion”). Each of the parties hereto agrees that, notwithstanding any covenants in the Affected Documents requiring Cartus, CFC or ARSC to maintain its “corporate existence”, such entity shall be allowed to effect a Conversion subject to the conditions that:

(i) (x) the Person formed by such Conversion (any such Person, the “Surviving Entity”) is an entity organized and existing under the laws of the United States of America or any State thereof, (y) such Surviving

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Entity expressly assumes, by an agreement in form and substance satisfactory to the applicable transferee and its assignees, performance of every covenant and obligation of such Person under the Transaction Documents to which such Person is a party and (z) such Surviving Entity delivers to the other parties hereto an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the parties hereto may reasonably request;

(ii) all actions necessary to maintain the perfection of the security interests or ownership interests created by such Person under the Transaction Documents to which such Person is a party in connection with such Conversion shall have been taken, as evidenced by an opinion of counsel reasonably satisfactory to the parties hereto;

(iii) so long as such Person is the Servicer, no Servicer Default or Unmatured Servicer Default is then occurring or would result from such Conversion;

(iv) in the case of a Conversion of CFC or ARSC, (x) the organizational documents of any Surviving Entity with respect to CFC or ARSC shall contain limitations on its business activities and requirements for independent directors or managers substantially equivalent to those set forth in its current organizational documents, and (y) Orrick Herrington & Sutcliffe shall have delivered an opinion of counsel reasonably satisfactory to the other parties hereto that such Conversion will not, in and of itself, alter the conclusions set forth in its opinions previously issued in connection with the Transaction Documents with respect to true sale matters, substantive consolidation matters and bankruptcy issues relating to “home sale proceeds” (to the extent such opinions relate to such Person); and

(v) each party hereto shall have received such other documents as such party may reasonably request.

In connection with any such Conversion and the resulting change in name of such entity, Cartus, CFC and/or ARSC, as applicable, shall be required to comply with the name change covenants in the Transaction Documents, except that to the extent 30 days prior written notice of the name change is required, such notice period shall be reduced to five Business Days.

From and after any such Conversion effected in compliance with the above conditions, (a) all references in the Transaction Documents to any Person which has altered its corporate structure to become a limited liability company shall be deemed to be references to the Surviving Entity as successor to such Person, (b) all representations, warranties and covenants in the Transaction Documents which state that any of Cartus, CFC or ARSC is or is required to be a corporation shall be deemed

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to permit and require the Surviving Entity to be a limited liability company, (c) all references to such Person’s certificate of incorporation, other organizational documents, capital stock, corporate action or other matters relating to its corporate form will be deemed to be references to the organizational documents and analogous matters relating to limited liability companies, (d) all references to such Person’s directors or independent directors will be deemed to be references to the Surviving Entity’s directors, independent directors, managers or independent managers, as the case may be and (e) no representation, warranty or covenant in any Transaction Document shall be deemed to be breached or violated solely as a result of the fact that the Surviving Entity in any Conversion may be disregarded as a separate entity for state, local or federal income tax purposes.

8.	Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

a.	the Series 2007-1 Supplement between the Issuer and the Indenture Trustee and the Series 2007-1 Note Purchase Agreement executed by and among the Issuer, the Servicer, the financial institutions and commercial paper conduits party thereto, and Calyon, as Administrative Agent and Lead Manager, shall each have become effective in accordance with their respective terms and the Series 2007-1 Note Purchaser shall have funded an amount sufficient to repay in full the Notes outstanding under the Series 2005-1 Supplement; and

b.	the Indenture Trustee shall have previously received (a) counterparts of the signature pages hereto executed by all parties hereto and (b) the consent of the Managing Agents representing the Majority Investors to the execution of this Agreement, which consent shall be evidenced by their execution of the signature pages attached to this Agreement.

9.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

10.	Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

11.

References to and Effect on Affected Documents. Upon the effectiveness of this Agreement: (i) all references in any Affected Document to “this Agreement”, “hereof”, “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Agreement; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Agreement; and (iii) each reference in any Transaction

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Document to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Agreement; provided, that, notwithstanding the foregoing or any other provisions of this Agreement , the amendments contained in this Agreement shall not be effective to (x) modify on a retroactive basis any representations or warranties previously made under any Affected Document with respect to Receivables transferred or purported to have been transferred prior to the date hereof, which representations and warranties shall continue to speak as of the dates such Receivables were transferred and based on the terms and provisions of the Affected Documents as in effect at such time or (y) otherwise modify the terms of any transfer or purported transfer of any Receivable transferred or purported to be transferred pursuant to an Affected Document prior to the date herein.

12.	No Waiver. This Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Document, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

13.	Direction to Indenture Trustee. By its signature hereto each of Calyon, Atlantic Asset Securitization LLC and LaFayette Asset Securitization LLC (collectively, the “Investor Parties”) hereby represent that: (i) they constitute all of the Managing Agents and the Investors in Series 2007-1, respectively, and therefore that, upon the execution of this Agreement by each such Investor Party, the “Rating Agency Condition” under the Series 2007-1 Supplement has been satisfied for the execution and delivery of this Agreement and the Series 2007-1 Supplement. Each Investor Party further represents, based on the Issuer’s representations in paragraph 14 below, that upon the payment in full of the Series 2005-1 Notes they constitute the “Majority Investors” for purposes of authorizing any amendment or supplemental indentures under Section 10.02 of the Indenture. Accordingly, each Investor Party hereby requests and directs the Indenture Trustee to agree, consent to and accept this Agreement and to execute and deliver the Series 2007-1 Supplement. For the purposes of the signature pages hereto, the term “Investor” is synonymous with the term “Noteholder” as defined in the Master Indenture. Each Conduit Purchaser party hereto further represents and warrants that (i) it is the beneficial owner of the Series 2007-1 Notes currently outstanding issued in its favor; (ii) it is duly authorized to consent to this Agreement and to direct the Indenture Trustee as set forth herein; and (iii) its authorization has not been granted or assigned to any other person or entity.

14.	Issuer Representations re Outstanding Series. The Issuer represents and warrants that, after giving effect to the initial funding under the Series 2007-1 Supplement, the Secured Variable Funding Notes, Series 2005-1 (the “Series 2005-1 Notes”) will no longer be outstanding and the Series 2007-1 Notes are the only Notes outstanding under the Master Indenture, and the Issuer hereby requests and directs the Indenture Trustee to agree, consent to and accept this Agreement and to execute and deliver the Series 2007-1 Supplement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION

By:	/s/ Eric Barnes
	Name:	Eric Barnes
	Title:	SVP, CFO

CARTUS FINANCIAL CORPORATION

By:	/s/ Eric Barnes
	Name:	Eric Barnes
	Title:	SVP, CFO

APPLE RIDGE SERVICES CORPORATION

By:	/s/ Eric Barnes
	Name:	Eric Barnes
	Title:	SVP, CFO

APPLE RIDGE FUNDING LLC

By:	/s/ Eric Barnes
	Name:	Eric Barnes
	Title:	SVP, CFO

REALOGY CORPORATION

By:	/s/ Seth Truwit
	Name:	Seth Truwit
Title:

Signature Page to Fifth Omnibus Amendment

April 2007

THE BANK OF NEW YORK, as Successor Indenture Trustee and Paying Agent

By:	/s/ Gregory J. Weachock
	Name:	Gregory J. Weachock
	Title:	Assistant Treasurer

Signature Page to Fifth Omnibus Amendment

April 2007

CALYON NEW YORK BRANCH, as Administrative Agent and a Managing Agent and as a Committed Purchaser

By:	/s/ Jerome LeJamtel

Name:	Jerome LeJamtel
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis

Name:	Kostantina Kourmpetis
Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Jerome LeJamtel

Name:	Jerome LeJamtel
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis

Name:	Kostantina Kourmpetis
Title:	Managing Director

LAFAYETTE ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Jerome LeJamtel

Name:	Jerome LeJamtel
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis

Name:	Kostantina Kourmpetis
Title:	Managing Director

Signature Page to Fifth Omnibus Amendment

April 2007

ACKNOWLEDGMENT PROVISIONS FOR APPLE RIDGE FUNDING, LLC

For purposes of this Section             , capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Transfer and Servicing Agreement, dated April 25, 2000, among Apple Ridge Services Corporation (“ARSC”), Cartus Corporation (“Cartus”), Cartus Financial Corporation (“CFC”), Apple Ridge Funding LLC (“ARF”) and The Bank of New York (the “Indenture Trustee”), or, if not defined therein, as assigned to such terms in the “Purchase Agreement,” “Receivables Purchase Agreement” referred to therein, in each case as each such agreement has been amended by (i) that certain Amendment, Agreement and Consent dated December 20, 2004, (ii) that certain Second Omnibus Amendment dated January 31, 2005; (iii) that certain Amendment, Agreement and Consent dated January 30, 2006, (iv) that certain Third Omnibus Amendment and Agreement dated May 12, 2006, (v) that certain Fourth Omnibus Amendment dated November 29, 2006 and (vi) that certain Fifth Omnibus Amendment dated April 10, 2007. Subsequent references in this Section              to ARSC, Cartus and CFC below shall mean and be references to such corporations as they currently exist but shall also include references to any limited liability companies which succeed to the assets and liabilities of such companies in connection with a conversion of any such corporation into a limited liability company.

The Collateral Agent acknowledges and agrees, and each Secured Party by its execution of the Credit Agreement (or its Assignment and Acceptance) and/or its acceptance of the benefits of this Agreement acknowledges and agrees, as follows, solely in its capacity as a Secured Party:

(a) Each Secured Party hereby acknowledges that (i) CFC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing Cartus Purchased Assets (originally referred to as CMSC Purchased Assets) from Cartus pursuant to the Purchase Agreement, making Equity Payments, Equity Loans, Mortgage Payoffs and Mortgage Payments to or on behalf of employees or otherwise purchasing Homes in connection with the Pool Relocation Management Agreements, funding such activities through the sale of CFC Receivables (originally referred to as CMF Receivables) to ARSC, and such other activities as it deems necessary or appropriate in connection therewith and (ii) ARSC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing from CFC all CFC Receivables acquired by CFC from Cartus or otherwise originated by CFC, funding such acquisitions through the sale of the CFC Receivables to ARF and such other activities as it deems necessary or appropriate to carry out such activities, and (iii) ARF is a limited purpose limited liability company whose activities are limited in its limited liability company agreement to purchasing the Pool Receivables from ARSC, funding such acquisitions through the issuance of the Notes, pledging such Pool Receivables to the Indenture Trustee and such other activities as it deems necessary or appropriate to carry out such activities.

(b) Each Secured Party hereby acknowledges and agrees that (i) the foregoing transfers are intended to be true and absolute sales as a result of which Cartus has no right, title and interest in and to any of the Cartus Purchased Assets, any Homes acquired by CFC in connection therewith or any Pool Receivables, including any Related Property relating thereto, any proceeds thereof or earnings thereon (collectively, the “Pool Assets”), (ii) none of CFC, ARSC or ARF is a Loan Party, (iii) such Secured Party is not a creditor of, and has no recourse to, CFC, ARSC or ARF pursuant to the Credit Agreement or any other Loan Document, and (iv)

such Secured Party has no lien on or claim, contractual or otherwise, arising under the Credit Agreement or any other Loan Document to the Pool Assets (whether now existing or hereafter acquired and whether tangible or intangible); provided that nothing herein shall limit any rights the Secured Parties may have to any proceeds or earnings which are transferred from time to time to Cartus by CFC, ARSC or ARF.

(c) No Secured Party will institute against or join any other Person in instituting against CFC, ARSC or ARF any insolvency proceeding, or solicit, join in soliciting, cooperate with or encourage any motion in support of, any insolvency proceeding involving CFC, ARSC or ARF until one year and one day after the payment in full of all Notes provided, that the foreoging shall not limit the right of any Secured Party to file any claim in or otherwise take any action (not inconsistent with the provisions of this Section         ) permitted or required by applicable laws with respect to any insolvency proceeding instituted against CFC, ARSC or ARF by any other person.

(d) Without limiting the foregoing, in the event of any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law involving Cartus, CFC, ARSC or ARF or any other Affiliates of Cartus as debtor, or otherwise, the Secured Parties agree that if, notwithstanding the intent of the parties, Cartus is found to have a property interest in the Pool Assets, then, in such event, CFC and its assigns, including the Indenture Trustee, shall have a first and prior claim to the Pool Assets, and any claim or rights the Secured Parties may have to the Pool Assets, contractual or otherwise, shall be subject to the prior claims of the Indenture Trustee and the Noteholders until all amounts owing under the Indenture shall have been paid in full, and the Secured Parties agree to turn over to the Trustee any amounts received contrary to the provisions of this clause (d).

(e) Each Secured Party hereby covenants and agrees that it will not agree to any amendment, supplement or other modification of this Section              without the prior written consent of the Trustee. Each Secured Party further agrees that the provisions of this Section              are made for the benefit of, and may be relied upon and enforced by, the Trustee and that the Trustee shall be a third party beneficiary of this Section             .

Exhibit III to the Guarantee

and Collateral Agreement

EXECUTION COPY

FIFTH OMNIBUS AMENDMENT AND

AGREEMENT

(Kenosia)

This Fifth Omnibus Amendment and Agreement (this “Agreement”) is entered into this 10th day of April 2007 for the purpose of amending the terms of the Secured Variable Funding Notes, Series 2002-1 (the “Series 2002-1 Notes”) and the Affected Documents described below and for the purpose of making amendments to the documents described in this Agreement related to the Series 2002-1 Notes.

WHEREAS, this Agreement is among (i) Cartus Corporation, a Delaware corporation (“Cartus”), (ii) Cartus Relocation Corporation, a Delaware corporation (“CRC”), (iii) Kenosia Funding, LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (iv) The Bank of New York, a New York state banking corporation, as trustee (“Trustee”) under the Indenture described below and at the direction of Calyon New York Branch (“Calyon”) as “Administrative Agent” and as “Managing Agent” on behalf of Atlantic Asset Securitization LLC (“Atlantic”) the sole holder of the Series 2002-1 Notes, (v) Atlantic, as the purchaser, (vi) Calyon, as a committed purchaser of the Series 2002-1 Notes and (vii) Realogy Corporation (“Realogy”) as performance guarantor (the “Performance Guarantor”);

WHEREAS, this Agreement relates to the following documents:

a.	CMGFSC Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Purchase Agreement”) by and between Cartus, as Originator and CRC, as Buyer;

b.	Receivables Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Receivables Purchase Agreement”) by and between CRC, as originator and seller and the Issuer, as buyer;

c.	Fee Receivables Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Fee Receivables Purchase Agreement”) by and between Cartus, as originator and the Issuer;

d.	Indenture dated as of March 7, 2002 and as previously amended (the “Indenture”) by and between the Issuer and the Trustee; and

e.	Servicing Agreement dated as of March 7, 2002 and as previously amended (the “Servicing Agreement”) among the Issuer, Cartus, CRC, and the Trustee;

(the foregoing agreements referenced in items a through e above, collectively, the “Affected Documents”).

WHEREAS, this Agreement also relates to that certain Performance Guaranty dated as of May 2, 2006 (the “Prior Realogy Guaranty”) executed by Realogy in favor of CRC, the Issuer, the Trustee, Gotham Funding Corporation (“Gotham”), as purchaser and The Bank of Tokyo Mitsubishi, UFJ, Ltd. (“BTM”) as “Administrative Agent”;

WHEREAS, this Agreement also relates to that certain Note Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Prior Note Purchase Agreement”) by and among Cartus, CRC, the Issuer, Gotham and BTM;

WHEREAS, pursuant to that certain Assignment and Acceptance Agreement (the “Assignment Agreement”) dated as of even date herewith, Gotham and BTM have assigned to Atlantic and Calyon, respectively, all of their respective right, title and interest in and to the Affected Documents and the Series 2002-1 Notes, and Atlantic and Calyon, respectively, have agreed to assume the obligations of Gotham and BTM under the Affected Documents;

WHEREAS, Atlantic and Calyon have, as a condition of entering into the Assignment Agreement, required that the Prior Note Purchase Agreement and the Prior Realogy Guaranty be amended and restated to reflect certain modifications thereto and that the parties hereto execute this Agreement in order to modify certain other terms and provisions of the Affected Documents; and

WHEREAS, such modifications will, among other things, extend the maturity of the Series 2002-1 Notes and provide for the continued purchases of Receivables under the Affected Documents and are therefore of mutual benefit to the parties hereto;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Terms used in this Agreement and not defined herein shall have the meanings assigned to such terms in the Indenture, or, if not defined therein, in the applicable Affected Document to which such term refers. The parties hereto further agree that: (w) any references herein or in the Affected Documents as amended hereby to “Cartus” shall have the same meaning as is assigned to “CMSC” under the Affected Documents; (x) any references herein or in the Affected Documents as amended hereby to “CRC” shall have the same meaning as is assigned to “CMGFSC” under the Affected Documents; (y) any references herein, in the Amended Note Purchase Agreement or in the Affected Documents as amended hereby to capitalized terms using the word “Cartus” shall have the same meaning as is currently assigned to the equivalent term in the Affected Documents using the word “CMSC” (e.g., so that references to “Cartus Purchased Assets” shall have the same meaning as “CMSC Purchased Assets”), and (z) any references herein, in the Amended Note Purchase Agreement or in the Affected Documents as amended hereby to capitalized terms using the word “CRC” shall have the same meaning as is currently assigned to the equivalent term in the Affected Documents using the word “CMGFSC” (e.g., so that references to a “CRC Purchased Assets” shall have the same meaning as “CMGFSC Purchased Assets”.

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2.	Assignment and Acceptance. Each of the parties hereto acknowledges and agrees that, as of the date hereof, Atlantic has succeeded to all of the rights and all of the obligations of Gotham under the Affected Documents except as modified hereby, and that Calyon has succeeded to all of the rights and all of the obligations of BTM, individually or as Administrative Agent, except as modified hereby. From and after the effectiveness of this Agreement, all references in the Affected Documents (as in effect prior to the date hereof) to Gotham or the “Purchaser” (as defined under the Indenture) shall solely mean and be references to Atlantic or its assigns and all references in the Affected Documents (as in effect prior to the date hereof) to BTM (whether individually, as the Bank or as Administrative Agent) shall solely mean and be references to Calyon or its assigns, in each case except to the extent modified hereby. Without limiting the foregoing, each of Cartus, CRC, the Issuer, the Trustee and Realogy acknowledge and agree that every notice required to be given to the Purchaser under any of the Affected Documents shall be given (i) to Calyon as Administrative Agent under the Amended Note Purchase Agreement referred to below and (ii) to any other financial institution that subsequently becomes a “Managing Agent” under the Amended Note Purchase Agreement.

3.	Restatement of Note Purchase Agreement. Concurrently with the effectiveness hereof, Cartus, CRC and the Issuer have entered into that certain Amended and Restated Note Purchase Agreement (the “Amended Note Purchase Agreement”) with Atlantic, Calyon and the Administrative Agent in order to amend and restate the rights and obligations of the various parties under the Prior Note Purchase Agreement. From and after the effectiveness of this Agreement: (i) all references in the Affected Documents to the Prior Note Purchase Agreement shall solely mean and be references to the Amended Note Purchase Agreement; (ii) all definitions in the Prior Note Purchase Agreement which are incorporated by reference in the Affected Documents shall mean and be such definitions as set forth in the Amended Note Purchase Agreement; (iii) all references in the Affected Documents to specific sections of the Prior Note Purchase Agreement, to the extent not modified hereby, shall mean and be references to the corresponding sections of the Amended Note Purchase Agreement; and (iv) the Affected Documents shall be amended accordingly.

4.	Restatement of Prior Realogy Guaranty. Concurrently with the effectiveness hereof, Realogy has entered into that certain Amended and Restated Performance Guaranty (the “Amended Performance Guaranty”) with CRC and the Issuer in order to amend and restate the rights and obligations of the various parties under the Prior Realogy Guaranty. From and after the effectiveness of this Agreement: (i) all references in the Affected Documents to the Prior Realogy Guaranty shall solely mean and be references to the Amended Performance Guaranty; and (ii) the Affected Documents shall be amended accordingly. The terms and provisions of the Prior Realogy Guaranty shall be superseded in full by the terms of the Amended Performance Guaranty and each party hereto agrees, in consideration of Realogy’s entering into the Amended Performance Guaranty and being bound thereby, that Realogy shall be and hereby is released from all obligations under the Prior Realogy Guaranty.

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5.	Release and Sale of FDIC/USPS Receivables. The parties hereto acknowledge and agree that each of Cartus, CRC and the Issuer intends to enter into an assignment agreement (such agreement, the “Kenosia Assignment Agreement”) whereby each of Cartus, CRC and the Issuer will sell to Cartus Financial Corporation (“CFC”) all of its right, title and interest, if any, in and to all Receivables (the “FDIC/USPS Receivables”) outstanding as of a cut-off date specified in such agreement or thereafter arising under or in connection with the Relocation Management Agreements with the Federal Deposit Insurance Corporation and the United States Postal Service (such Relocation Management Agreements, the “FDIC/USPS Contracts”), all Related Property with respect to such FDIC/USPS Receivables (the “FDIC/USPS Related Property”), all CMSC Collections and CMGFSC Collections of such FDIC/USPS Receivables and FDIC/USPS Related Property, and all proceeds of and earnings on the foregoing (collectively, the “FDIC/USPS Transferred Assets”). The parties hereto agree that, notwithstanding anything to the contrary in the Affected Documents: (i) Cartus, CRC and the Issuer shall be allowed (x) to enter into the Kenosia Assignment Agreement provided that the form and substance of such agreement has been consented to by the Administrative Agent prior to execution thereof, and (y) to consummate the transfer of the FDIC/USPS Transferred Assets on the terms and conditions set forth therein; (ii) concurrently with such transfer, the FDIC/USPS Contracts shall cease to be “Pool Relocation Management Agreements” under any of the Affected Documents and Schedule 2.1 to the Purchase Agreement, the Receivables Purchase Agreement and the Fee Receivables Purchase Agreement, as applicable, shall be deemed amended to delete any references to the FDIC/USPS Contracts and any remaining references in the Affected Documents to the FDIC/USPS Contracts shall be of no further force and effect; (iii) any Lien the Trustee has on the FDIC/USPS Transferred Assets shall be automatically released without the need for any further action; and (iv) the Affected Documents shall be amended accordingly.

6.	Conversion of Cartus and CRC to Limited Liability Companies. Each of the parties hereto acknowledges that Cartus and/or CRC may each elect to convert its status from that of a Delaware corporation to that of a Delaware limited liability company, either by filing a certificate of conversion with the Delaware Secretary of State or by merging with and into a newly formed Delaware limited liability company (such conversion or merger, as applicable, being herein called a “Conversion”). Each of the parties hereto agrees that, notwithstanding any covenants in the Affected Documents requiring Cartus and CRC to maintain its “corporate existence”, such entity shall be allowed to effect a Conversion subject to the conditions that:

(i) (x) the Person formed by such Conversion (any such Person, the “Surviving Entity”) is an entity organized and existing under the laws of the United States of America or any State thereof, (y) such Surviving Entity expressly assumes, by an agreement in form and substance satisfactory to the Issuer and its assignees, performance of every covenant and obligation of its predecessor entity under the Transaction Documents to which such predecessor entity is a party and (z) such Surviving Entity delivers to the other parties hereto an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly

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executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the parties hereto may reasonably request;

(ii) all actions necessary to maintain the perfection of the security interests or ownership interests created by such entity under the Transaction Documents in favor of CRC or the Issuer shall have been taken, as evidenced by an opinion of counsel reasonably satisfactory to the parties hereto;

(iii) if such entity is the Servicer, no Servicer Default, Unmatured Servicer Default, is then occurring or would result from such Conversion;

(iv) in the case of a Conversion of CRC, (x) the organizational documents of any Surviving Entity with respect to CRC shall contain limitations on its business activities and requirements for independent directors or managers substantially equivalent to those set forth in its current organizational documents, and (y) Orrick Herrington & Sutcliffe or other counsel reasonably satisfactory to the other parties hereto shall have delivered an opinion of counsel reasonably satisfactory to the other parties hereto that such Conversion will not in and of itself alter the conclusions set forth in its opinions previously issued in connection with the Transaction Documents with respect to true sale matters, substantive consolidation matters and bankruptcy issues relating to “home sale proceeds” to the extent relating to CRC; and

(v) each party hereto shall have received such other documents as such party may reasonably request.

In connection with any such Conversion and the resulting change in name of such entity, Cartus and CRC shall be required to comply with the name change covenants in the Transaction Documents, except that to the extent 30 days prior written notice of the name change is required, such notice period shall be reduced to five Business Days.

From and after any such Conversion effected in compliance with the above conditions: (a) all references in the Transaction Documents to any Person which has altered its corporate structure to become a limited liability company shall be deemed to be references to the Surviving Entity as successor to such Person; (b) all representations, warranties and covenants in the Transaction Documents which state that any of Cartus or CRC is or is required to be a corporation shall be deemed to permit and require the Surviving Entity to be a limited liability company; (c) all references to such Person’s certificate of incorporation, other organizational documents, capital stock, corporate action or other matters relating to its corporate form will be deemed to be references to the Surviving Entity’s organizational documents and analogous matters relating to limited liability companies; (d) all references to such Person’s directors or independent directors will be deemed to be

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references to the Surviving Entity’s directors, independent directors, managers or independent managers, as the case may be and (e) no representation, warranty or covenant in any Transaction Document shall be deemed to be breached or violated solely as a result of the fact that the Surviving Entity in any Conversion may be disregarded as a separate entity for federal, state or local income tax purposes.

7.	Amendments to the Purchase Agreement. Effective as of the date hereof, in addition to the modifications described above, the Purchase Agreement is hereby amended as follows:

7.1.	The definition of “CMGFSC Designated Receivable” set forth in Appendix A to the Purchase Agreement is hereby amended to delete therefrom the phrase “on behalf of CRC”.

7.2.	The definition of “Eligible Contract” set forth in Appendix A to the Purchase Agreement is hereby amended to delete the text of subsection (a)(ii) and to substitute therefor the following:

“(ii) (A) the rights to payment under which are assignable without the consent of the Employer party thereto or any other Person (other than the Originator), other than any such consent that has been obtained and remains in effect, or (B) if subject to any restriction on assignment of rights to payment, such Contract is in effect on April 10, 2007 and such restriction is, under Section 9-406 or Section 9-408 of the UCC, as applicable, not effective to prevent the creation of a security interest in or sale of the Receivables arising under such Contract”.

7.3.	The definition of “Eligible Home” set forth in Appendix A to the Purchase Agreement is hereby amended to add, immediately after the phrase “Originator and its Affiliates” in clause (c)(ii) thereof, the parenthetical phrase “(other than CRC and the Issuer)”.

7.4.	The definition of “Eligible Receivable” set forth in Appendix A to the Purchase Agreement is hereby amended to delete from paragraph (i) thereof the phrase “(or, with respect to any CMGFSC Receivable only, the Buyer)”.

7.5.	Paragraph (i) of the definition of “Eligible Receivable” set forth in Appendix A to the Purchase Agreement is hereby further amended to delete therefrom the phrase “if such Receivable constitutes a right to payment for services rendered not evidenced by an instrument or chattel paper” and to substitute therefor the phrase “if such restriction is not effective under Section 9-406 or Section 9-408 of the UCC, as applicable”.

7.6.	The definition of “Eligible Receivable” set forth in Appendix A to the Purchase Agreement is hereby amended to delete from paragraph (l) thereof the phrase “(or, with respect to any CMGFSC Receivable only, of the Buyer in Section 6.1(k) of the Receivables Purchase Agreement”).

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7.7.	The definition of “Eligible Receivable” set forth in Appendix A to the Purchase Agreement is hereby amended: (x) to delete from clause (i) within paragraph (n) thereof the phrase “(or the Buyer, with respect to CRC Homes only),” to delete clause (ii) within paragraph (n) of such definition and to substitute therefor the following: “(ii) a Home Deed has been executed and delivered by the related Homeowner naming the Originator or the Buyer, as applicable, as transferee or has been executed and delivered in blank by the related Homeowner”.

7.8.	The definition of “Material Adverse Effect” set forth in Appendix A to the Purchase Agreement is hereby amended to delete the term “KF Purchased Assets” and to substitute therefor the term “Cartus Purchased Assets”.

7.9.	The definition of “Permitted Exception” set forth in Appendix A to the Purchase Agreement is hereby amended: (i) to delete the term “KF Purchased Assets” and to substitute therefor the term “Cartus Purchased Assets” and (ii) to delete each reference therein to “Section 2.01(d)(i)” of the Servicing Agreement and to substitute therefor “Section 3.06(e)” of the Servicing Agreement.

7.10.	The definition of “Permitted Lien” set forth in Appendix A to the Purchase Agreement is hereby amended to insert the word “and” at the conclusion of clause (a) thereof, to delete the text of clauses (b) and (c) in their entirety and to substitute therefor the following clause (b): “(b) any Lien in favor of the Buyer or its assigns pursuant to the Transaction Documents”.

7.11.	Section 2.1 of the Purchase Agreement is hereby amended: (i) to delete the phrase “agrees to buy” and substitute therefor the phrase “hereby purchases” and (ii) to delete therefrom the phrase “agrees to sell” and substitute therefor “hereby sells, transfers, sets over and conveys to the Buyer, without recourse except as provided herein”.

7.12.	Section 2.3 of the Purchase Agreement is hereby amended to delete each reference therein to the phrase “CMSC Receivables” and to substitute therefor the phrase “Cartus Purchased Assets”.

7.13.	Section 2.4 of the Purchase Agreement is hereby amended to add, after the phrase “any other Transaction Document” the phrase “to which it is a party”.

7.14.	Section 2.7 of the Purchase Agreement is hereby amended to delete the reference to “Section 2.01(d)(i)” of the Servicing Agreement and to substitute therefor “Section 3.06(e)” of the Servicing Agreement.

7.15.	Article II of the Purchase Agreement is hereby amended to add, at the conclusion thereof, the following Section 2.8:

“Section 2.8 Quitclaim. This Agreement provides that the Cartus Purchased Assets arising on or before April 10, 2007 (the “Amendment Date”) have been transferred by the Originator to the Buyer. To further evidence the intent of the parties hereto that all right, title and interest in and to the Cartus Purchased Assets is being sold and assigned to the Buyer pursuant to this Agreement as amended by that

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certain Fifth Omnibus Amendment dated as of the Amendment Date, the Originator hereby irrevocably quitclaims, sells, transfers, assigns, and otherwise conveys to the Buyer all right, title and interest that it may have or be deemed to have in or to any of the Cartus Purchased Assets arising on or before the Amendment Date.”

7.16.	Section 3.1 of the Purchase Agreement is hereby amended to delete the second sentence thereof in its entirety and to substitute therefor the following: “On the twelfth calendar day of each month (or if such twelfth day is not a Business Day, the preceding Business Day) from the Closing Date to the Termination Date, the Originator shall deliver to the Servicer, for inclusion in the Monthly Originator Report to be prepared by the Servicer under the Servicing Agreement, information setting forth the amount of such Purchases and CRC Purchase Prices for the previous calendar month.”

7.17.	Article IV of the Purchase Agreement is hereby amended to add at the conclusions thereof the following Section 4.3:

“Section 4.3 Originator Adjustments.

(a) With respect to any Equity Receivable purchased by the Buyer from the Originator, if on any day the Buyer (or its assigns), the Servicer or the Originator determines that (i) such Equity Receivable (A) was not identified by the Originator as other than an Eligible Receivable on the Business Day such Receivable was sold hereunder or (B) was otherwise treated by the Originator as or represented by the Originator to be an Eligible Receivable in any Monthly Originator Report or Weekly Activity Report, as applicable, but was not in fact an Eligible Receivable on such date or (ii) any of the representations or warranties set forth in Section 6.1(d) or 6.1(k) was not true when made with respect to such Receivable or the related Equity Related Assets (each such Equity Receivable described in clause (i) or clause (ii), a “Noncomplying Asset”), then the Originator shall pay the aggregate Unpaid Balance of such Equity Receivables (such payment, a “Noncomplying Asset Adjustment”) to the Buyer in accordance with Section 4.3(c).

(b) If on any day the Unpaid Balance of any Equity Receivable is reduced as a result of any Concession made by the Originator, then the Originator shall pay to the Buyer the amount of such reduction (such payment, an “Originator Dilution Adjustment”) to the Buyer in accordance with Section 4.3(c).

(c) On each Business Day, the Originator shall pay to the Buyer, in cash in accordance with Section 4.2, an amount (an “Originator Adjustment”) equal to the sum of (A) the aggregate Originator Dilution Adjustment, if any, for each day from and including the immediately preceding Business Day plus (B) the Noncomplying Asset Adjustment, if any, for each day from and including the immediately preceding Business

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Day. The Equity Receivables that gave rise to any Originator Dilution Adjustment and any related Equity Related Assets shall remain the property of the Buyer. From and after the day on which any Noncomplying Asset Adjustment is made, any collections received by the Buyer that are identified as proceeds of the Equity Receivables that gave rise to such Noncomplying Asset Adjustment and any Equity Related Property with respect to such Receivable shall be promptly returned to the Originator. The Buyer hereby directs the Originator to deposit all such Originator Adjustments directly into the Collection Account.”

7.18.	Section 6.1 of the Purchase Agreement is hereby amended to add at, the conclusion of the introductory paragraph thereof, the phrase “with respect to the Cartus Purchased Assets being transferred on such Closing Date or date of Purchase, as applicable”.

7.19.	Section 6.1(g) of the Purchase Agreement is hereby amended: (i) to delete the phrase “obtained by the Originator or Issuer” and substitute therefor the phrase “obtained by the Originator” and (ii) to delete the reference to “Section 2.01(d)(i)” of the Servicing Agreement and to substitute therefor “Section 3.06(e)” of the Servicing Agreement.

7.20.	Section 6.1(l) of the Purchase Agreement is hereby amended to delete the phrase “identified to the Buyer and its assignees by the Originator in the related Monthly Originator Report” and to substitute therefor the phrase “identified to the Buyer or the Servicer by the Originator”.

7.21.	Section 6.1(u) of the Purchase Agreement is hereby amended to delete the last sentence thereof its entirety.

7.22.	Section 7.1(c) of the Purchase Agreement is hereby amended to delete the text thereof in its entirety and to substitute therefor the following: “The Originator will maintain at all times accurate and complete books, records and accounts relating to the CMSC Purchased Assets and all CMSC Collections received by it, in which timely entries will be made and will, upon the reasonable request of the Buyer or its assignees, deliver copies of all CMSC Records maintained pursuant to this Section 7.1(c) to the Buyer or its designee.”

7.23.	Section 7.1(g) of the Purchase Agreement is hereby amended to delete the phrase “to the extent that any such funds” and substitute therefor the phrase “to the extent that the Originator has knowledge that any such funds”.

7.24.	Section 7.1(h) of the Purchase Agreement is hereby amended to delete the text thereof in its entirety and to substitute the following therefor: “The Originator will (i) establish and maintain necessary procedures for determining whether each CMSC Receivable, as of the date it is sold hereunder, qualifies as an Eligible Receivable, and for identifying all CMSC Receivables sold to the Buyer that are not Eligible Receivables on the date sold and (ii) will provide to the Servicer in a timely manner information that shows whether, and to what extent, the CMSC Receivables sold to the Buyer hereunder were not Eligible Receivables on the date sold.”

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7.25.	Section 7.1(j) of the Purchase Agreement is hereby amended to read in its entirety as follows: “Accounting for Certain Assets. To the extent permitted by applicable law and GAAP, the Originator will account for and treat the transactions contemplated hereby (including but not limited to accounting and (to the extent taxes are not consolidated) for tax reporting purposes) as a sale of the Equity Assets by the Originator to the Buyer, it being understood that such sales may not be reflected in the consolidated financial statements of Originator and Buyer due to principles of consolidated financial reporting.”

7.26.	Section 7.1(k) of the Purchase Agreement is hereby amended to amend and restate the proviso in the last sentence thereof in its entirety so that it reads as follows: “provided, however, that all such reviews will occur no more frequently than twice per year (with only the first such review in any year being at the Originator’s expense) unless Cartus is the Servicer and a Servicer Default has occurred and is continuing.”

7.27.	Section 7.1(p) of the Purchase Agreement is hereby amended to delete the term “KF Purchased Assets” and to substitute therefor the term “Cartus Purchased Assets”.

7.28.	Section 7.2(b) of the Purchase Agreement is hereby amended to delete therefrom the phrase “(as defined in the Indenture)”.

7.29.	Section 7.2(f) of the Purchase Agreement is hereby amended to delete therefrom the phrase “, including timely delivery of all such information required under any Enhancement Agreement”.

7.30.	Section 7.2(q) of the Purchase Agreement is hereby amended to delete the phrase “opinion of Orrick, Herrington & Sutcliffe LLP of even date herewith relating to security interest matters” and to substitute therefor the phrase “opinions of Orrick Herrington & Sutcliffe LLP dated as of April 10, 2007 relating to true sale matters with respect to the Purchase of the Equity Assets hereunder and substantive consolidation matters with respect to the Originator and the Buyer.”

7.31.	Section 7.3(a) of the Purchase Agreement is hereby amended (i) to add, immediately after the phrase “suffer to exist any Lien” the phrase “arising through or under it” and (ii) to delete the term “KF Purchased Asset” and substitute therefor the term “Cartus Purchased Asset”.

7.32.	Section 7.3(c)(ii) of the Purchase Agreement is hereby amended to read in its entirety as follows:

“(ii) convey, transfer or sell more than 25% of its properties and assets to any Person, provided that this provision shall not apply to or restrict the Originator’s ability to pledge its ownership interest in the Buyer to secure Indebtedness incurred or guaranteed in accordance with Section 7.3(j).”

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7.33.	Section 7.3(e) of the Purchase Agreement is hereby amended to delete the reference to “Section 2.01(d)(i)” of the Servicing Agreement and to substitute therefor “Section 3.06(e)” of the Servicing Agreement.

7.34.	Section 7.3(g) of the Purchase Agreement is hereby amended to delete the term “KF Purchased Assets” and to substitute therefor the term “Cartus Purchased Assets”.

7.35.	Section 7.3 of the Purchase Agreement is hereby further amended to add, at the conclusion thereof, the following new subsection (j):

“(j) Indebtedness for Borrowed Money. Create, incur, guarantee or permit to exist any Indebtedness for Borrowed Money, except for (A) any such Indebtedness owed on an intercompany basis to the Performance Guarantor or any Affiliate thereof and (B) any such Indebtedness the terms of which include acknowledgment provisions in substantially the form of Exhibit 7.3.(j) hereto.”

7.36.	Section 7.4(a) of the Purchase Agreement is hereby amended to delete from clause (ix) thereof the phrase “opinion of Orrick, Herrington & Sutcliffe LLP of even date herewith relating to security interest matters with respect to the Purchase of the CMSC Purchased Assets hereunder” and to substitute therefor the phrase “opinions of Orrick Herrington & Sutcliffe LLP dated as of April 10, 2007 relating to true sale matters with respect to the Purchase of the Equity Assets hereunder and substantive consolidation matters with respect to the Originator and the Buyer”.

7.37.	Section 9.1(b) of the Purchase Agreement is hereby amended to delete therefrom the phrase “any Monthly Originator Report or other” and to substitute therefor the phrase “or any”.

7.38.	Section 9.1(c) of the Purchase Agreement is hereby amended to delete therefrom the phrase “(A) in the case of a failure to deliver any Monthly Originator Report pursuant to Section 3.1(a), ten calendar days (provided, however, that such ten-day period may be extended for an additional ten days if such failure to deliver a Monthly Originator Report is due to computer failure) or (B) in the case of any other failure” and to substitute therefor the phrase “in the case of any failure”.

7.39.	Section 9.1 of the Purchase Agreement is hereby further amended to delete from the final sentence thereof the phrase “If a CMGFSC Purchase Termination Event occurs” and substitute therefor the phrase “If a CRC Purchase Termination Event occurs of which the Originator has knowledge”.

7.40.

Section 9.2(b) of the Purchase Agreement is hereby amended to delete therefrom the text in its entirety and to substitute the following therefor: “Upon the occurrence of a CRC Purchase Termination Event, the Buyer and its assignees shall have, in addition to

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all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a buyer of accounts, chattel paper, promissory notes or payment intangibles under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Subject to the limitations on recourse set forth herein but otherwise without limiting the foregoing, the occurrence of a CRC Purchase Termination Event shall not deny to the Buyer or its assignees any remedy in addition to termination of its obligation to make Purchases hereunder to which the Buyer or its assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.”

7.41.	Section 10.1(a) of the Purchase Agreement is hereby amended to delete therefrom the phrase “any Monthly Originator Report or any other” and substitute therefor the phrase “or any”.

7.42.	Section 10.1(c) of the Purchase Agreement is hereby amended to add, immediately after the phrase “any Lien” the phrase “arising through or under it”.

7.43.	Section 10.1(g) of the Purchase Agreement is hereby amended (i) to delete the term “KF Purchased Assets” and to substitute therefor the term “Cartus Purchased Assets” and (ii) to delete the phrase “any Concession” and substitute therefor the phrase “any Concession made by the Originator or any Affiliate thereof (other than the Buyer or the Issuer)”.

7.44.	Section 10.1(h) of the Purchase Agreement is hereby amended to add, after the word “service”, the phrase “(other than any service provided by the Buyer or its assignees)”.

7.45.	Section 10.1 of the Purchase Agreement is hereby amended to add at the conclusion thereof the following paragraph:

“Notwithstanding anything to the contrary in this Agreement, any representations, warranties and covenants made by the Originator in this Agreement or the other Transaction Documents that are qualified by or limited to events or circumstances that have, or are reasonably likely to have, given rise to a Material Adverse Effect shall (solely for purposes of the indemnification obligations set forth in this Section 10.1) be deemed not to be so qualified or limited.”

7.46.	Section 11.6(a) of the Purchase Agreement is hereby amended: (i) to delete the phrase “the preservation of any rights under”, (ii) to delete the word “breach” and substitute therefor the phrase “breach by the Originator”, and (iii) to delete the phrase “or in advising such Persons as to their respective rights and remedies under this Agreement”.

7.47.	The exhibits to the Purchase Agreement are hereby amended to add, as Exhibit 7.3(j) thereto, the form of Exhibit A hereto.

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7.48.	Schedule 11.2 to the Purchase Agreement is hereby amended to reflect the Suite number of the Buyer in its notice address as “Suite 4C68” and to reflect its telecopy number as “203-205-1335.”

8.	Amendments to the Receivables Purchase Agreement. Effective as of the date hereof, in addition to the modifications described above, the Receivables Purchase Agreement is hereby amended as follows:

8.1.	The definition of “Indebtedness” set forth in Appendix A of the Receivables Purchase Agreement” is hereby modified to add, after the phrase “(and its Subsidiaries), the following “provided that, whenever the term Indebtedness is used with respect to the Indebtedness of the Seller, such term shall not include any Indebtedness of the Issuer notwithstanding that the Issuer is a Subsidiary of the Seller.”

8.2.	The definition of “Permitted Exception” set forth in Appendix A to the Purchase Agreement is hereby amended to delete the reference to “Section 2.01(d)(i)” of the Servicing Agreement and to substitute therefor “Section 3.06(e)” of the Servicing Agreement.

8.3.	Article I of the Receivables Purchase Agreement is hereby amended to delete from the introductory paragraph thereof the phrase “or as specified in Appendix A of the CMGFSC Purchase Agreement” and to substitute therefor the phrase “or, if not defined therein, as specified in Appendix A of the CMGFSC Purchase Agreement”.

8.4.	Section 2.1 of the Receivables Purchase Agreement is hereby amended to add, at the beginning of clause (vi) thereof, the phrase “to the extent not described in clauses (ii) or (iii)”, and to delete the parenthetical phrase “(if any)” appearing after the phrase “right, title and interest”

8.5.	Section 2.1 of the Receivables Purchase Agreement is hereby further amended to delete the last sentence of the paragraph immediately following clause (vi) and to substitute the following therefor: “The Seller Purchased Assets, the Seller Receivables and the Seller Related Assets, together with the property described in clause (vi) above, are sometimes collectively referred to herein as the “Seller Assets”.

8.6.	Section 2.2 of the Receivables Purchase Agreement is hereby amended to delete therefrom, each time it appears, the phrase “and any property described in clause (vi) of Section 2.1(a)”.

8.7.	Section 2.4 of the Receivables Purchase Agreement is hereby amended: (i) to delete therefrom the phrase “and any property described in clause (vi) of Section 2.1(a)” and (ii) to add, after the phrase “any other Transaction Document” the phrase “to which it is a party”.

8.8.	Section 2.7 of the Receivables Purchase Agreement is hereby amended to delete the reference to “Section 2.01(d)(i)” of the Servicing Agreement and to substitute therefor “Section 3.06(e)” of the Servicing Agreement.

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8.9.	Section 3.1(a) of the Receivables Purchase Agreement is hereby amended to delete the second sentence thereof in its entirety.

8.10.	Article IV of the Receivables Purchase Agreement is hereby amended to add at the conclusions thereof the following Section 4.3:

“Section 4.3 Seller Adjustments.

(a) With respect to any Seller Receivable created by the Seller and purchased by the Issuer from the Seller, if on any day the Issuer (or its assigns), the Servicer or the Seller determines that (i) such Seller Receivable (A) was not identified by the Seller as other than an Eligible Receivable on the Business Day such Receivable was sold hereunder or (B) was otherwise treated by the Seller as or represented by the Seller to be an Eligible Receivable in any Monthly Originator Report or Weekly Activity Report, as applicable, but was not in fact an Eligible Receivable on such date or (ii) any of the representations or warranties set forth in Section 6.1(d) or 6.1(k) was not true when made with respect to such Receivable or the related Equity Related Assets (each such Seller Receivable described in clause (i) or clause (ii), a “Seller Noncomplying Asset”), then the Seller shall pay the aggregate Unpaid Balance of such Seller Receivables (such payment, a “Seller Noncomplying Asset Adjustment”) to the Issuer in accordance with Section 4.3(c).

(b) If on any day the Unpaid Balance of any Seller Receivable is reduced as a result of any Concession made by the Seller, then the Seller shall pay to the Issuer the amount of such reduction (such payment, a “Seller Dilution Adjustment”) to the Issuer in accordance with Section 4.3(c).

(c) On each Business Day, the Seller shall pay to the Issuer, in cash in accordance with Section 4.2, an amount (a “Seller Adjustment”) equal to the sum of (A) the aggregate Seller Dilution Adjustment, if any, for each day from and including the immediately preceding Business Day plus (B) the Seller Noncomplying Asset Adjustment, if any, for each day from and including the immediately preceding Business Day. The Seller Receivables that gave rise to any Seller Dilution Adjustment and any related Seller Related Assets shall remain the property of the Issuer. From and after the day on which any Seller Noncomplying Asset Adjustment is made, any collections received by the Issuer that are identified as proceeds of the Seller Receivables that gave rise to such Noncomplying Asset Adjustment and any Seller Related Property with respect to such Receivable shall be promptly returned to the Seller. The Issuer hereby directs the Seller to deposit all such Seller Adjustments directly into the Collection Account.”

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(d) The Seller shall pay to the Issuer in cash, on the date of receipt by the Seller, any payment received by the Seller in respect of “Originator Adjustments” under Section 4.3 of the Purchase Agreement. The Seller shall direct the Originator to deposit all payments in respect of such Originator Adjustments directly to the Collection Account.”

8.11.	Section 6.1 of the Receivables Purchase Agreement is hereby amended to add at, the conclusion of the introductory paragraph thereof, the phrase “with respect to the KF Purchased Assets being transferred on such Closing Date or date of Purchase, as applicable”.

8.12.	Section 6.1(g) of the Receivables Purchase Agreement is hereby amended: (i) to delete the phrase “obtained by the Seller or Issuer” and substitute therefor the phrase “obtained by the Seller” and (ii) to delete the reference to “Section 2.01(d)(i)” of the Servicing Agreement and to substitute therefor “Section 3.06(e)”.

8.13.	Section 6.1(l) of the Receivables Purchase Agreement is hereby amended to delete the phrase “identified to the Issuer and its assignees by the Seller in the related Monthly Originator Report” and to substitute therefor the phrase “identified to the Issuer or the Servicer by the Seller”.

8.14.	Section 7.1(c) of the Receivables Purchase Agreement is hereby amended: (i) to delete the word “Originator” and substitute therefor the word “Seller”, (ii) to delete the word “Originator’s” and substitute therefor the word “Seller’s”, and (iii) to delete therefrom the phrase “and will include without limitation all payments received with respect to the CMGFSC Purchased Assets.”

8.15.	Section 7.1(e)(iv) of the Receivables Purchase Agreement is hereby amended to insert, at the conclusion of the first sentence thereof, the phrase “except as permitted by the Transaction Documents”.

8.16.	Section 7.1(g) of the Receivables Purchase Agreement is hereby amended to delete the phrase “to the extent that any such funds” and substitute therefor the phrase “to the extent that the Seller has knowledge that any such funds”.

8.17.	Section 7.1(h) of the Receivables Purchase Agreement is hereby amended to delete the text thereof in its entirety and to substitute the following therefor: “The Seller will (i) establish and maintain necessary procedures for determining whether each Receivable included in the KF Purchased Assets, as of the date such Receivable is sold to the Issuer hereunder, qualifies as an Eligible Receivable, and for identifying all Receivables sold to the Issuer by the Seller hereunder that are not Eligible Receivables on the date sold and (ii) will provide to the Servicer in a timely manner information that shows whether, and to what extent, the Receivables sold to the Issuer hereunder were not Eligible Receivables on the date sold.”

8.18.	Section 7.1(j) of the Receivables Purchase Agreement is hereby amended to amend and restate the proviso in the last sentence thereof in its entirety so that it reads as follows: “provided, however, that all such reviews will occur no more frequently than twice per year (with only the first such review in any year being at the Seller’s expense)”.

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8.19.	Section 7.1(n) of the Receivables Purchase Agreement is hereby amended to delete the parenthetical phrase “(or will cause the Servicer to)”.

8.20.	Section 7.1(p) of the Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “opinion of Orrick, Herrington & Sutcliffe LLP of even date herewith relating to security interest matters with respect to the Purchase of the KF Purchased Assets hereunder” and to substitute therefor the phrase “opinions of Orrick Herrington & Sutcliffe LLP dated as of April 10, 2007 relating to true sale matters with respect with respect to the sales under the Purchase Agreement and substantive consolidation matters with respect to Cartus and the Seller”.

8.21.	Section 7.1(q) of the Receivables Purchase Agreement is hereby amended to delete the text thereof in its entirety and to substitute therefor: “The Seller will, on the reasonable request of the Issuer and its assignees, provide to the Issuer and its assignees such licenses, sublicenses and/or assignments of contract as the Seller is entitled to obtain under Section 7.1(l) of the CMGFSC Purchase Agreement”.

8.22.	Section 7.2 (a) of the Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “(as defined in the Indenture)”.

8.23.	Section 7.2(e) of the Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “, including timely delivery of all such information required under any Enhancement Agreement”.

8.24.	Section 7.3(a) of the Receivables Purchase Agreement is hereby amended to add, immediately after the phrase “suffer to exist any Lien” the phrase “arising through or under it”.

8.25.	Section 7.3(d) of the Receivables Purchase Agreement is hereby amended to delete the reference to “Section 2.01(d)(i)” of the Servicing Agreement and to substitute therefor “Section 3.06(e)”.

8.26.	Section 7.3(k) of the Receivables Purchase Agreement is hereby amended to add, at the conclusion thereof, the parenthetical phrase “(other than the Issuer)”.

8.27.	Section 7.4(a) of the Receivables Purchase Agreement is hereby amended to delete from clause (ix) thereof the phrase “opinion of Orrick, Herrington & Sutcliffe LLP of even date herewith relating to security interest matters with respect to the Purchase of the KF Assets hereunder” and to substitute therefor the phrase “opinion of Orrick Herrington & Sutcliffe LLP dated as of April 10, 2007 relating to substantive consolidation matters with respect to Cartus and the Seller”.

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8.28.	Section 7.4(b) of the Receivables Purchase Agreement is amended to delete the text thereof in its entirety and to substitute therefor the following: “The Issuer assumes no obligations of the Seller under the Pool Relocation Management Agreements with respect to any Home Purchase Contracts, including without limitation any obligations of the Seller to make Equity Payments, Mortgage Payoffs and Mortgage Payments.”

8.29.	Section 8.3(b) of the Receivables Purchase Agreement is hereby amended: (i) to delete the parenthetical phrase “(or cause the Servicer to legend)” and (ii) to insert the phrase “in its possession” immediately after the words “CMGFSC Home Purchase Contracts”.

8.30.	Section 9.1(b) of the Receivables Purchase Agreement is hereby amended: (i) to delete therefrom the phrase “any Monthly Originator Report or other” and to substitute therefor the word “or any” and (ii) delete therefrom the term “any CMS Person” and to substitute therefor the term “the Seller”.

8.31.	Section 9.1(c) of the Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “(A) in the case of a failure to deliver any Monthly Originator Report pursuant to Section 3.1(a), ten calendar days (provided, however, that such ten-day period may be extended for an additional ten days if such failure to deliver a Monthly Originator Report is due to computer failure) or (B) in the case of any other failure” and to substitute therefor the phrase “in the case of any failure”.

8.32.	Section 9.1 of the Receivables Purchase Agreement is hereby further amended to delete from the final sentence thereof the phrase “If a KF Purchase Termination Event occurs” and substitute therefor the phrase “If a KF Purchase Termination Event occurs of which the Seller has knowledge”.

8.33.	Section 9.2(a) of the Receivables Purchase Agreement is hereby amended to delete therefrom the first sentence thereof and to substitute the following therefor: “On the KF Termination Date, the Seller shall cease transferring KF Purchased Assets to the Issuer, provided that such cessation shall not limit any right, title and interest the Issuer may have in and to any CRC Designated Receivables arising from any Servicer Advances made thereafter, including any Related Property relating thereto and proceeds thereof.”

8.34.	Section 9.2(b) of the Receivables Purchase Agreement is hereby amended to delete therefrom the text in its entirety and to substitute the following therefor: “Upon the occurrence of a KF Purchase Termination Event, the Issuer and its assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a buyer of accounts, chattel paper, promissory notes or payment intangibles under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Subject to the limitations on recourse set forth herein but otherwise without limiting the foregoing, the occurrence of a KF Purchase Termination Event shall not deny to the Issuer or its assignees any remedy in addition to termination of its obligation to make Purchases hereunder to which the Issuer or its assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.”

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8.35.	Section 10.1(a) of the Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “any Monthly Originator Report or any other” and substitute therefor the phrase “or any”.

8.36.	Section 10.1(c) of the Purchase Agreement is hereby amended to add, immediately after the phrase “any Lien” the phrase “arising through or under it”.

8.37.	Section 10.1(g) of the Receivables Purchase Agreement is hereby amended to delete the phrase “any Concession” and substitute therefor the phrase “any Concession made by the Seller or for which the Seller is entitled to be indemnified under the CMGFSC Purchase Agreement”.

8.38.	Section 10.1(h) of the Receivables Purchase Agreement is hereby amended to add, after the word “service”, the phrase “(other than services provided by the Issuer or its assignees)”.

8.39.	Section 10.1 of the Receivables Purchase Agreement is hereby amended to add at the conclusion thereof the following paragraphs:

“Notwithstanding anything to the contrary in this Agreement, any representations, warranties and covenants made by the Seller in this Agreement or the other Transaction Documents that are qualified by or limited to events or circumstances that have, or are reasonably likely to have, given rise to a Material Adverse Effect shall (solely for purposes of the indemnification obligations set forth in this Section 10.1) be deemed not to be so qualified or limited.

The Issuer acknowledges that, in the event that the Seller does not have available funds to pay any indemnified amounts owing under this Article X, the excess of the amounts due under this Article X over such funds shall not constitute a “claim” under Section 101(5) of the federal Bankruptcy Code against the Seller until such time as the Seller has such funds; provided, that nothing in this paragraph shall limit the obligations of the Seller or the rights of the Issuer as assignee of the Seller to enforce any claims that may be owing to the Seller under the CMGFS Purchase Agreement.”

8.40.	Section 10.2 of the Receivables Purchase Agreement is hereby amended to delete therefrom, each time it appears, the phrase “and any interest of the Seller in the other property described in clause (vi) of Section 2.1(a)”.

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8.41.	Section 11.6(a) of the Receivables Purchase Agreement is hereby amended: (i) to delete the phrase “the preservation of any rights under,”, (ii) to delete the word “breach” and substitute therefor the phrase “breach by the Seller”, (iii) to delete the phrase “or in advising such Persons as to their respective rights and remedies under this Agreement”; and (iv) to add at the conclusion thereof, the following new subsection (c):

“The Issuer acknowledges that, in the event that the Seller does not have available funds to pay any costs and expenses owing under this Section 11.6, the excess of the amounts due under this Section 11.6 over such funds shall not constitute a “claim” under Section 101(5) of the federal Bankruptcy Code against the Seller until such time as the Seller has such funds; provided, that nothing in this paragraph shall limit the obligations of the Seller or the rights of the rights of the Issuer as assignee of the Seller to enforce any claims that may be owing to the Seller under the CMGFS Purchase Agreement.”

8.42.	Schedule 6.1(n) of the Receivables Purchase Agreement is hereby amended to delete the phrase ‘List of Offices Where the Seller Keeps CRC Records” and substitute therefor the phrase “List of Offices Where the Servicer Keeps CRC Records”.

8.43.	Schedule 11.2 to the Receivables Purchase Agreement is hereby amended to reflect the Suite number of the Buyer in its notice address as “Suite 4C68” and to reflect the telecopy number as “203-205-1335.”

8.44.	Exhibit 2.1 of the Receivables Purchase Agreement is hereby amended to add “Suite 4C68” after “40 Apple Ridge Road” in the address of the Issuer.

9.	Amendments to the Fee Receivables Purchase Agreement. Effective as of the date hereof, in addition to the modifications described above, the Fee Receivables Purchase Agreement is hereby amended as follows:

9.1.	Subsection (ii) of the definition of “Eligible Contract” set forth in Appendix A to the Fee Receivables Purchase Agreement is hereby amended to read in its entirety as follows:

(ii) (A) the rights to payment under which are assignable without the consent of the Employer party thereto or any other Person (other than the Originator), other than any such consent that has been obtained and remains in effect, or (B) if subject to any restriction on assignment of rights to payment, such Contract is in effect on April 10, 2007 and such restriction is, under Section 9-406 or Section 9-408 of the UCC, as applicable, not effective to prevent the creation of a security interest in or sale of the Receivables arising under such Contract.

9.2.	The definition of “Eligible Receivable” set forth in Appendix A to the Fee Receivables Purchase Agreement is hereby amended to delete from clause (i) thereof the phrase “if such Receivable constitutes a right to payment for services rendered not evidenced by an instrument or chattel paper” and to substitute therefor the phrase “if such restriction is not effective under Section 9-406 or Section 9-408 of the UCC, as applicable”.

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9.3.	Section 2.1 of the Fee Receivables Purchase Agreement is hereby amended: (a) to delete the phrase “agrees to buy” and substitute therefor the phrase “hereby purchases” and (b) to delete therefrom the phrase “agrees to sell” and substitute therefor “hereby sells, transfers, sets over and conveys to the Issuer, without recourse except as provided herein”.

9.4.	Section 2.3 of the Fee Receivables Purchase Agreement is hereby amended to delete each reference therein to the phrase “CMSC Fee Receivables” and to substitute therefor the phrase “Cartus Fee Purchased Assets”.

9.5.	Section 2.4 of the Fee Receivables Purchase Agreement is hereby amended to add, after the phrase “any other Transaction Document” the phrase “to which it is a party”.

9.6.	Article II of the Fee Receivables Purchase Agreement is hereby amended to add, at the conclusion thereof, the following Section 2.8:

Section 2.8 Quitclaim. This Agreement provides that the Cartus Fee Purchased Assets arising on or before April 10, 2007 (the “Amendment Date”) have been transferred by the Originator to the Issuer. To further evidence the intent of the parties hereto that all right, title and interest in and to the Cartus Fee Purchased Assets is being sold and assigned to the Issuer pursuant to this Agreement as amended by that certain Fifth Omnibus Amendment dated as of the Amendment Date, the Originator hereby irrevocably quitclaims, sells, transfers, assigns, and otherwise conveys to the Issuer all right, title and interest that it may have or be deemed to have in or to any of the Cartus Fee Purchased Assets arising on or before the Amendment Date.

9.7.	Section 3.1 of the Fee Receivables Purchase Agreement is hereby amended to delete the second sentence thereof in its entirety and to substitute therefor the following: “On the twelfth calendar day of each month (or if such twelfth day is not a Business Day, the preceding Business Day) from the Closing Date to the Termination Date, the Originator shall deliver to the Servicer, for inclusion in the Monthly Originator Report to be prepared by the Servicer, information setting forth the amount of such Purchases and Fee Purchase Prices for the previous calendar month.”

9.8.	Article IV of the Fee Receivables Purchase Agreement is hereby amended to add at the conclusions thereof the following Section 4.3.

“Section 4.3 Originator Adjustments.

(a) With respect to any Originator Fee Receivable purchased by the Issuer from the Originator, if on any day the Issuer (or its assigns), the Servicer or the Originator determines that (i) such Originator Fee Receivable (A) was not identified by the Originator as other than an Eligible Receivable on the Business Day such Receivable was sold hereunder or (B) was otherwise treated by the Originator as or represented by the Originator to be an Eligible Receivable in any Monthly Originator Report or Weekly Activity

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Report, as applicable, but was not in fact an Eligible Receivable on such date or (ii) any of the representations or warranties set forth in Section 6.1(d) or 6.1(k) was not true when made with respect to such Receivable or the related Equity Related Assets (each such Originator Fee Receivable described in clause (i) or clause (ii), a “Noncomplying Fee Asset”), then the Originator shall pay the aggregate Unpaid Balance of such Originator Fee Receivables (such payment, a “Noncomplying Fee Asset Adjustment”) to the Issuer in accordance with Section 4.3(c).

(b) If on any day the Unpaid Balance of any Originator Fee Receivable is reduced as a result of any Concession made by the Originator, then the Originator shall pay to the Issuer the amount of such reduction (such payment, an “Originator Fee Dilution Adjustment”) to the Issuer in accordance with Section 4.3(c).

(c) On each Business Day, the Originator shall pay to the Issuer, in cash in accordance with Section 4.2, an amount (an “Originator Fee Adjustment”) equal to the sum of (A) the aggregate Originator Fee Dilution Adjustment, if any, for each day from and including the immediately preceding Business Day plus (B) the Noncomplying Fee Asset Adjustment, if any, for each day from and including the immediately preceding Business Day. The Originator Fee Receivables that gave rise to any Originator Fee Dilution Adjustment and any related Originator Fee Related Assets shall remain the property of the Issuer. From and after the day on which any Noncomplying Fee Asset Adjustment is made, any collections received by the Issuer that are identified as proceeds of the Originator Fee Receivables that gave rise to such Noncomplying Fee Asset Adjustment and any Originator Fee Related Property with respect to such Receivable shall be promptly returned to the Originator.”

9.9.	Section 6.1 of the Fee Receivables Purchase Agreement is hereby amended to add, at the conclusion of the introductory paragraph thereof, the phrase “with respect to the Cartus Fee Purchased Assets being transferred on such Closing Date or date of Purchase, as applicable”

9.10.	Section 6.1(g) of the Fee Receivables Purchase Agreement to delete the phrase “obtained by the Originator or Issuer” and substitute therefor the phrase “obtained by the Originator”.

9.11.	Section 6.1(l) of the Fee Receivables Purchase Agreement is hereby amended to delete the phrase “identified to the Issuer and its assignees by the Originator in the related Monthly Originator Report” and to substitute therefor the phrase “identified to the Issuer or the Servicer by the Originator”.

9.12.	Section 6.1(u) of the Fee Receivables Purchase Agreement is hereby amended to delete the last sentence thereof its entirety.

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9.13.	Section 7.1(c) of the Fee Receivables Purchase Agreement is hereby amended to delete the text thereof in its entirety and to substitute therefor the following: “The Originator will maintain at all times accurate and complete books, records and accounts relating to the CMSC Purchased Assets and all CMSC Collections received by it, in which timely entries will be made and will, upon the reasonable request of the Buyer or its assignees, deliver copies of all CMSC Records maintained pursuant to this Section 7.1(c) to the Buyer or its designee.”

9.14.	Section 7.1(g) of the Fee Receivables Purchase Agreement is hereby amended to delete the phrase “to the extent that any such funds” and substitute therefor the phrase “to the extent that the Originator has knowledge that any such funds”.

9.15.	Section 7.1(h) of the Fee Receivables Purchase Agreement is hereby amended to delete the text thereof in its entirety and to substitute the following therefor: “The Originator will (i) establish and maintain necessary procedures for determining whether each CMSC Fee Receivable, as of the date it is sold hereunder, qualifies as an Eligible Receivable, and for identifying all CMSC Fee Receivables sold to the Issuer that are not Eligible Receivables on the date sold and (ii) will provide to the Servicer in a timely manner information that shows whether, and to what extent, the CMSC Fee Receivables sold to the Issuer hereunder were not Eligible Receivables on the date sold.”

9.16.	Section 7.1(k) of the Fee Receivables Purchase Agreement is hereby amended to amend and restate the proviso in the last sentence thereof in its entirety so that it reads as follows: “provided, however, that all such reviews will occur no more frequently than twice per year (with only the first such review in any year being at the Originator’s expense) unless Cartus is the Servicer and a Servicer Default has occurred and is continuing.

9.17.	Section 7.1(q) of the Fee Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “opinion of Orrick, Herrington & Sutcliffe LLP of even date herewith relating to security interest matters with respect to the Purchase of the CMSC Fee Purchased Assets hereunder” and to substitute therefor the phrase “opinions of Orrick Herrington & Sutcliffe LLP dated as of April 10, 2007 relating to true sale matters with respect with respect to the Purchase of the CMSC Fee Purchased Assets hereunder and substantive consolidation matters with respect to the Originator and the Issuer”.

9.18.	Section 7.2(b) of the Fee Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “(as defined in the Indenture)”.

9.19.	Section 7.2(f) of the Fee Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “, including timely delivery of all such information required under any Enhancement Agreement”.

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9.20.	Section 7.3(a) of the Fee Receivables Purchase Agreement is hereby amended to add, immediately after the phrase “suffer to exist any Lien” the phrase “arising through or under it”.

9.21.	Section 7.3(c)(ii) of the Fee Receivables Purchase Agreement is hereby amended to read in its entirety as follows:

“(ii) convey, transfer or sell more than 25% of its properties and assets to any Person, provided that this provision shall not apply to or restrict the Originator’s ability to pledge its ownership interest in the Buyer to secure Indebtedness incurred or guaranteed in accordance with Section 7.3(j).”

9.22.	Section 7.3 of the Fee Receivables Purchase Agreement is hereby further amended to add, at the conclusion thereof, the following new subsection (j):

“(j) Indebtedness for Borrowed Money. Create, incur, guarantee or permit to exist any Indebtedness for Borrowed Money, except for (A) any such Indebtedness owed on an intercompany basis to the Performance Guarantor or any Affiliate thereof and (B) any such Indebtedness the terms of which include acknowledgment provisions in substantially the form of Exhibit 7.3(j) hereto.”

9.23.	Section 7.4(a) of the Fee Receivables Purchase Agreement is hereby amended to delete from clause (ix) thereof the phrase “opinion of Orrick, Herrington & Sutcliffe LLP of even date herewith relating to security interest matters with respect to the Purchase of the CMSC Purchased Assets hereunder” and to substitute therefor the phrase “opinion of Orrick Herrington & Sutcliffe LLP dated as of April 10, 2007 relating to true sale matters with respect with respect to the Purchase of the CMSC Fee Purchased Assets hereunder and substantive consolidation matters with respect to the Originator and the Buyer”.

9.24.	Section 9.1(b) of the Fee Receivables Purchase Agreement is hereby amended to “delete the word “Seller” and substitute therefor the word “Originator” and to delete the phrase “any Monthly Originator Report”.

9.25.	Section 9.1(c) of the Fee Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “ (A) in the case of a failure to deliver any Monthly Originator Report pursuant to Section 3.1(a), ten calendar days (provided, however, that such ten-day period may be extended for an additional ten days if such failure to deliver a Monthly Originator Report is due to computer failure) or (B) in the case of any other failure” and to substitute therefor the phrase “in the case of any failure”.

9.26.	Section 9.1 of the Fee Receivables Purchase Agreement is hereby further amended to delete from the final sentence thereof the phrase “If a KF Purchase Termination Event occurs” and substitute therefor the phrase “If a KF Purchase Termination Event occurs of which the Originator has knowledge”.

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9.27.	Section 9.2(b) of the Fee Receivables Purchase Agreement is hereby amended to delete therefrom the text in its entirety and to substitute the following therefor: “Upon the occurrence of a KF Purchase Termination Event, the Issuer and its assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a buyer of accounts, chattel paper, promissory notes or payment intangibles under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Subject to the limitations on recourse set forth herein but otherwise without limiting the foregoing, the occurrence of a KF Purchase Termination Event shall not deny to the Issuer or its assignees any remedy in addition to termination of its obligation to make Purchases hereunder to which the Buyer or its assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.”

9.28.	Section 10.1(a) of the Fee Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “any Fee Monthly Originator Report or any other” and substitute therefor the phrase “or any”.

9.29.	Section 10.1(c) of the Fee Receivables Purchase Agreement is hereby amended to add, immediately after the phrase “any Lien” the phrase “arising through or under it”.

9.30.	Section 10.1(g) of the Fee Receivables Purchase Agreement is hereby amended to delete the phrase “any Concession” and substitute therefor the phrase “any Concession made by the Originator or any Affiliate thereof (other than the Buyer or the Issuer)”.

9.31.	Section 10.1(h) of the Fee Receivables Purchase Agreement is hereby amended to add, after the word “service”, the phrase “(other than any service provided by CRC or the Issuer or their assignees)”.

9.32.	Section 10.1 of the Fee Receivables Purchase Agreement is hereby further amended to delete from the second to last paragraph thereof, the phrase “the Issuer or the Issuer” and to substitute therefor the phrase “CRC or the Issuer”.

9.33.	Section 10.1 of the Fee Receivables Purchase Agreement is hereby further amended to add at the conclusion thereof the following paragraph:

“Notwithstanding anything to the contrary in this Agreement, any representations, warranties and covenants made by the Seller in this Agreement or the other Transaction Documents that are qualified by or limited to events or circumstances that have, or are reasonably likely to have, given rise to a Material Adverse Effect shall (solely for purposes of the indemnification obligations set forth in this Section 10.1) be deemed not to be so qualified or limited.”

9.34.	Section 10.2 of the Fee Receivables Purchase Agreement is hereby amended to delete therefrom the phrase “and any interest of the Originator in the other property described in clause (v) of Section 2.1(a)”, in both places where such phrase appears.

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9.35.	Schedule 11.2 of the Fee Receivables Purchase Agreement is hereby amended to reflect the Suite number of the Issuer in its notice address as “Suite 4C68” and its telecopy number as “203-205-1335.”

9.36.	Section 11.6(a) of the Fee Receivables Purchase Agreement is hereby amended: (i) to delete the phrase “the preservation of any rights under,”, (ii) to delete the word “breach” and substitute therefor the phrase “breach by the Originator”, and (iii) to delete the phrase “or in advising such Persons as to their respective rights and remedies under this Agreement”.

9.37.	The exhibits to the Fee Receivables Purchase Agreement are hereby amended to add, as Exhibit 7.3(j) thereto, the form of Exhibit A hereto.

10.	Amendments to the Servicing Agreement. Effective as of the date hereof, in addition to the modifications described above, the Servicing Agreement is hereby amended as follows:

10.1.	Section 3.02(c) of the Servicing Agreement is hereby amended to insert, at the end of clause (v) therein, “in each case that such actions are commercially feasible”.

10.2.	Section 3.02(c) of the Servicing Agreement is hereby further amended to delete clause (vi) thereof in its entirety and to substitute the following therefor:

“(vi) to determine on or prior to each Reporting Date whether each Receivable included in the Pledged Assets during the previous month was an Eligible Receivable when sold by Cartus and to identify all Receivables sold to the Issuer during the previous month that were not Eligible Receivables as of the date sold by Cartus, and otherwise, based on the information provided to it in accordance with the Transaction Documents, to calculate the Net Receivables Balance and make the other calculations required to be included in the Receivables Activity Report.”

10.3.	Section 3.02(d) of the Servicing Agreement is hereby amended to insert, immediately after the phrase “without reimbursement”, the words “except as otherwise provided herein”.

10.4.	Section 3.03 of the Servicing Agreement (re Servicing Compensation) is hereby amended: (i) to delete therefrom the phrase “multiplied by the Net Receivables Balance as of the first day of such Monthly Period” and to substitute therefor “multiplied by the Aggregate Receivables Balance as of the last day of such Monthly Period” and (ii) to delete the phrase “CMSC is replaced as Servicer” and substitute therefor the phrase “any such Successor Servicer becomes Servicer”.

10.5.	Section 3.04 of the Servicing Agreement is hereby amended to add at the conclusion thereof the following subsection (l):

“(l) Accuracy of Information. All written information furnished by the Servicer to CRC, the Issuer or the Trustee pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein with respect to the Servicer is true and correct in all material respects on such date.”

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10.6.	Section 3.05 of the Servicing Agreement is hereby amended to delete therefrom the text of subsection (e) (currently marked “Reserved”) in its entirety and to substitute the following therefor:

(e) Separate Corporate Existence of CRC and the Issuer. The Servicer hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance upon each of the Issuer’s and CRC’s identity as a legal entity separate from the Servicer. As long as it is the Servicer hereunder, the Servicer will take such actions as shall be required in order that:

(i) Neither CRC’s nor the Issuer’s operating expenses will be paid by the Servicer, except that certain organizational expenses of CRC and the Issuer and expenses relating to creation and initial implementation of the Transaction Documents have been or will be paid by Cartus;

(ii) Any financial statements of the Servicer that are consolidated to include CRC and the Issuer will contain appropriate footnotes clearly stating that (A) all of CRC’s assets are owned by CRC and all of the Issuer’s assets are owned by the Issuer and (B) each of CRC and the Issuer is a separate corporate entity with its own separate creditors that will be entitled to be satisfied out its respective assets prior to any value in the Issuer or CRC becoming available to CRC’s equity holders;

(iii) Any transaction between CRC or the Issuer on the one hand and the Servicer on the other will be fair and equitable, will be the type of transaction that would be entered into by a prudent Person in the position of CRC and/or the Issuer, as applicable, with the Servicer, and will be on terms that are at least as favorable as may be obtained from a Person that is not the Servicer or an Affiliate thereof; and

(iv) The Servicer will not be, or will not hold itself out to be, responsible for the debts of CRC or the Issuer. “

10.7.	Section 3.05(g) of the Servicing Agreement is hereby amended to delete the phrase “to the extent that any such funds nevertheless are deposited into any of such Lockbox Accounts will promptly identify the same” and to substitute therefor the phrase “will promptly identify any such funds which, to its knowledge, are nevertheless deposited into any of such Lockbox Accounts”.

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10.8.	Section 3.06(e) of the Servicing Agreement is hereby amended to delete the text thereof in its entirety and to substitute therefor: “Record any Home Deeds in its own name or otherwise record any Home Deeds except that the Servicer may record Home Deeds and/or Home Purchase Contracts in the name of CRC or, if so requested by the Issuer, in the name of the Issuer or its transferees and in such capacities as the Issuer may require, (w) upon request by the relevant Obligor to record such Home Deeds and/or Home Purchase Contracts, (x) upon or after the lapse of one year from the possession date under the related Home Purchase Contract, (y) upon the bankruptcy or insolvency of the relevant Obligor or (z) otherwise as required or as deemed advisable in the judgment of the Servicer to be in the best interests of the Issuer and its assignees.”

10.9.	Section 3.07(b) of the Servicing Agreement is hereby amended to delete therefrom the phrase “at the expense of the Servicer” each time it appears therein and to substitute therefor the phrase “at the expense of the Issuer”.

10.10.	Section 3.07(c) of the Servicing Agreement is hereby further amended to add the words “to the Servicer” immediately after the words “identified” in the last sentence thereof.

10.11.	Section 3.07 of the Servicing Agreement is hereby further amended to add at the conclusion thereof the following new subsection (d):

(d) If as of the end of any fiscal quarter a Weekly Reporting Event under the Indenture has occurred, the Servicer shall, commencing on the applicable “Weekly Reporting Commencement Date” specified below and continuing until no such Weekly Reporting Event exists for two consecutive fiscal quarters, prepare and deliver to Cartus, CRC, the Issuer, the Trustee, and the Purchaser, on or before the fifth Business Day of each calendar week, a report with respect to the last Business Day of the preceding week, substantially in the form attached hereto as Exhibit 3.07(d) or in such other form as is reasonably acceptable to the Purchaser (each such report, a “Weekly Activity Report”). Such Weekly Activity Report shall include (i) a certification that, to the best of the Servicer’s knowledge, no Unmatured Servicer Default or Servicer Default has occurred and is continuing or, if any such event has occurred and is continuing, a description of such event and the action, if any, that the Servicer proposes to take with respect thereto and (ii) a calculation of the Net Receivables Balance based on the most recently available interim reporting derived from financial system-generated data in the Servicer’s financial records. As used herein, the “Weekly Reporting Commencement Date” shall mean: (1) with respect to any Weekly Reporting Event which occurs during calendar year 2007 or if the first such Weekly Reporting Event occurs as of the end of a fiscal year, the week immediately following the 135th calendar day after the end of the relevant fiscal quarter; (2) with respect to any other Weekly Reporting Event occurring as of the end of a fiscal year or if the first such Weekly Reporting Event occurs as of the end of any other fiscal quarter after calendar year 2007, the week immediately following the 90th calendar day after the end of the relevant fiscal quarter and (3) otherwise, the week immediately following the 45th calendar day after the end of the relevant fiscal quarter.”

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10.12.	Section 3.08 of the Servicing Agreement is hereby amended to delete the reference herein to “April 30,” and substitute therefor “May 31”.

10.13.	Section 3.09 of the Servicing Agreement is hereby deleted in its entirety.

10.14.	Section 3.10(a) of the Servicing Agreement is hereby amended to delete the text thereof (currently marked “Reserved”) in its entirety and to substitute the following therefor:

“(a) If on any day the Unpaid Balance of any Pool Receivable or Fee Receivable is reduced by the Servicer as a result of any Concessions made by the Servicer and that are unrelated to the ability of the related Obligor to pay such Pool Receivable or Fee Receivable (each such reduction, a “Servicer Dilution Adjustment”), then the Servicer shall deposit the amount of such Servicer Dilution Adjustment in cash in the Collection Account and shall report such amount on the next Monthly Originator Report or Weekly Activity Report, as applicable. The Servicer shall deposit in cash in the Collection Account the amount of all Originator Adjustments received under Section 4.3 of the Purchase Agreement, all Seller Adjustments received under Section 4.3 of the Receivables Purchase Agreement and all Originator Fee Adjustments received under Section 4.3 of the Fee Receivables Purchase Agreement, and shall report such amounts on the next Monthly Originator Report or Weekly Activity Report, as applicable.”

10.15.	Section 3.10(b) of the Servicing Agreement is hereby amended to add, at the conclusion thereof, the following: “Notwithstanding any other provision of this Agreement, any other Transaction Documents or the Credit and Collection Policy, the Servicer shall not be required to make any adjustment that would require it to make a Servicer Dilution Adjustment, and the Servicer shall not be required to make a Servicer Dilution Adjustment with respect to any extension described in the immediately preceding sentence.”

10.16.	Section 3.12(b) of the Servicing Agreement is hereby amended to delete therefrom the parenthetical phrase “(provided that Home Sale Proceeds will be applied only to reimburse Servicer Advances consistent with CMSC’s practices as of the Closing Date)”.

10.17.	Section 3.14(a) of the Servicing Agreement is hereby amended to delete therefrom the phrase “first, to amounts owed in respect of Pledged Assets and then to other receivables” and to substitute therefor “in the order that such receivables were originated, with the oldest receivable being paid first.”

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10.18.	Section 4.03 of the Servicing Agreement is hereby amended to delete therefrom the reference to ‘Section 8.07 of the Indenture” and to substitute therefor “Sections 8.04 and/or 9.04 of the Indenture, as applicable.”

10.19.	Section 7.04 of the Servicing Agreement is hereby amended: (i) to delete from clause (i) thereof the phrase “any Monthly Originator Report” and substitute therefor “any Monthly Originator Report or Weekly Activity Report, as applicable”; (ii) to insert, at the end of the parenthetical phrase in clause (ii), the words “or that are taken at the direction of the Trustee, the Administrative Agent or the Purchaser”, and (iii) to add, at the end of the parenthetical phrase “(but not including any write-off of any Receivable”) the words “or any adjustment required by law”.

10.20.	Section 11.03 of the Servicing Agreement is hereby amended to reflect the phone number, Suite number and telecopy number of the Issuer as set forth below:

Telephone: (203) 205-3054

Suite Number: 4C68

Telecopier: (203) 205-1335

10.21.	Section 11.06 of the Servicing Agreement is hereby amended to substitute, for the word “the Issuer” in each place it appears therein, the phrase “the Issuer or CRC”.

10.22.	Exhibit A is hereby amended to delete therefrom the reference to “Section 3.09” and substitute therefor “Section 3.08”.

10.23.	The exhibits to the Servicing Agreement are hereby amended to add, as Exhibit 3.07(d) thereto, the form of Exhibit E hereto.

11.	Amendments to the Indenture. Effective as of the date hereof, in addition to the modifications described above, the Indenture is hereby amended as follows:

11.1.	The definitions of “Adjusted Days in Inventory”, “Administrative Agent”, “Aggregate Adjustment Amount”, “Amortization Period”, “Applicable Stress Factor”, “Base Rate”, “Base Rate Tranche”, “Breakage Amounts”, “Carrying Cost Reserve”, “Change of Control”, “Commercial Paper Notes”, “Concession”, “Concession Ratio” “Eurodollar Tranche”, “Final Stated Maturity Date”, “Funding Termination Date”, “Interest Payment Date”, “Liquidity Party”, “Loss Ratio”, “Loss-to-Acquisition Value Reserve”, “Monthly Program Fees”, “Overconcentration Amount”, “Purchaser”, “Required Enhancement Amount”, “Security”, “Servicing Fee Reserve”, “Weighted Average Inventory Hold Period” and “Yield Reserve” are hereby amended and restated in their entirety to read as follows:

“Adjusted Days in Inventory” shall mean, for any Monthly Period, the product of 2.25 times the Weighted Average Inventory Hold Period for such Monthly Period.

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“Administrative Agent” shall mean Calyon New York Branch, in its capacity as Administrative Agent under the Note Purchase Agreement, or any successor to Calyon in such capacity.

“Aggregate Adjustment Amount” shall mean, as of any date of determination, the sum of (a) the Overconcentration Amount, (b) the Geographic Overconcentration Amount and (c) the aggregate Unpaid Balance of all Unsold Home Receivables relating to Homes that have been owned by CRC for more than 365 days.

“Amortization Period” shall mean the period commencing at the earlier to occur of (a) the close of business on the Commitment Termination Date and (b) the close of business on the Business Day immediately preceding the day on which an Amortization Event has occurred, and ending on the date on which (x) the Outstanding Amount shall have been paid in full, together with all accrued interest thereon, and (y) all amounts owed to the Administrative Agent, the Purchaser and each Liquidity Party hereunder and under the Note Purchase Agreement shall have been paid and satisfied in full.

“Applicable Stress Factor” shall mean, as of any date of determination:

(i) as used in the calculation of any reserve other than the Carrying Cost Reserve, 2.25, and

(ii) as used in the calculation of the Carrying Cost Reserve, an amount calculated as follows: (1) 1.50 if the current month Weighted Average Inventory Hold Period is less than 120 days; (2) 1.75 if the current month Weighted Average Inventory Hold Period is greater than or equal to 120 days but not greater than 135 days; and (3) 2.25 if the current month Weighted Average Inventory Hold Period is greater than 135 days.

“Base Rate” shall have the meaning set forth in the Note Purchase Agreement.

“Base Rate Tranche” shall have the meaning set forth in the Note Purchase Agreement.

“Breakage Amounts” shall mean any amounts owed by the Issuer to the Purchaser or any assignee under Section 2.09 of the Note Purchase Agreement.

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“Carrying Cost Reserve” shall mean, as of any date of determination, the percentage equivalent of the product of:

(i) the greater of:

(a) the Applicable Stress Factor and (b), a fraction, calculated as of the last day of the most recently ended calendar month, the numerator of which is equal to the maximum Weighted Average Inventory Hold Period for appraised value homes over the most recent 12 months, and the denominator of which is equal to the minimum Weighted Average Inventory Hold Period for appraised value homes in Inventory over the most recent 12 months;

multiplied by

(ii) the highest Three Month Average Carrying Cost Ratio for the twelve calendar months ended as of the immediately preceding calendar month, multiplied by

(iii) the Unpaid Balance of the KF Equity Receivables that are Eligible Receivables as of the last day of the current calendar month.

“Change of Control” shall mean any of the following: (v) the Issuer ceases to be a wholly-owned subsidiary of Cartus, (w) any of Cartus, CRC, or the Issuer ceases to be a wholly-owned subsidiary of Realogy, (x) the equity owners of Realogy as of the Amendment Effective Date cease (other than as a result of a “Borrower Qualified IPO” as such term is defined in the Realogy Credit Agreement as in effect on the date hereof) to own, directly or indirectly, at least 51% of the equity interests in, or voting securities of, Realogy, (y) following any initial public offering of Realogy common stock, any other Person not an equity owner of the Performance Guarantor as of the Amendment Effective Date acquires more than 51% of the equity interests in or voting securities of Realogy or (z) any other “Change in Control” as defined in the Realogy Credit Agreement.

“Commercial Paper Notes” shall have the meaning set forth in the Note Purchase Agreement.

“Concession” means, with respect to any Receivable at any time that such Receivable (i) is reduced as a result of any cash discount or any adjustment by an Originator or the Servicer, (ii) is subject to reduction on account of any offsetting account payable of an Originator to an Obligor or is reduced or cancelled as a result of a set-off in respect of any claim by, or defense or credit of, the related Obligor against an Originator or the Servicer (whether such claim, defense or credit arises out of the same or a related or an unrelated transaction) or (iii) is reduced on account of the obligation of an Originator or the Servicer to the related Obligor.

“Concession Ratio” shall mean, for any calendar month and any Fee Receivables, the quotient, expressed as a percentage, of (a) the aggregate amount of reductions to the Unpaid Balances of Fee Receivables due to Concessions occurring during such calendar month divided by (b) the aggregate Unpaid Balance of Fee Receivables that are Eligible Receivables as of the last day of such calendar month.

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“Eurodollar Tranche” shall have the meaning set forth in the Note Purchase Agreement.

“Final Stated Maturity Date” shall mean the Distribution Date occurring in the 15th Monthly Period following the Monthly Period in which the Amortization Period commenced.

“Funding Termination Date” shall mean (i) each date on and after the Commitment Termination Date, (ii) any date on which an Amortization Event, Servicer Default, Event of Default or any event which with the giving of notice of lapse of time or both would become an Amortization Event, Servicer Default or Event of Default; and (iii) any other date on which the conditions to an Increase set forth in the Note Purchase Agreement have not been satisfied.

“Interest Payment Date” shall mean unless a different definition is specified in the Note Purchase Agreement, each Distribution Date.

“Liquidity Party” shall have the meaning assigned to the term “Liquidity Provider” in the Note Purchase Agreement.

“Loss Ratio” shall mean for any calendar month and any Fee Receivables, the quotient, expressed as a percentage, of (a) the aggregate Unpaid Balances of Fee Receivables that have become Defaulted Receivables during such calendar month divided by (b) the aggregate Unpaid Balance of Fee Receivables that were generated during the sixth calendar month preceding such calendar month.

“Loss to Acquisition Value Reserve” shall mean, as of any date of determination, the percentage equivalent of the product of:

(i) Either:

(a) if the Three Month Average Loss-to-Acquisition Value Ratio is 5.00% or less, the highest Three Month Average Loss-to-Acquisition Value Ratio for any calendar month over the twelve calendar months ended as of the immediately preceding calendar month, or

(b), if the Three Month Average Loss-to-Acquisition Value Ratio is greater than 5.00%, the sum of (A) 5.00% plus (B) the product of (1) the Applicable Stress Factor and (2) the amount by which the highest Three Month Average Loss-to-Acquisition Value Ratio for any calendar month over the twelve calendar months ended as of the immediately preceding calendar month exceeds 5.00%.

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multiplied by

(ii) the Unpaid Balance of the KF Equity Receivables that are Eligible Receivables as of the last day of the most recently ended calendar month.

“Monthly Program Fees” shall mean for any Distribution Date, the fees payable to the Managing Agents under Section 2.03(c) of the Note Purchase Agreement.

“Overconcentration Amount” shall mean, as of any date of determination, the sum of the amounts, with respect to each Corporate Obligor, of the excess, if any, of (i) the aggregate Unpaid Balance of all Fee Receivables owing by such Obligor as of such date of determination over (ii) the Corporate Concentration Limit with respect to such Corporate Obligor.

“Purchaser” shall have the meaning set forth in the Note Purchase Agreement, provided that any references to “the Purchaser” in the singular shall mean and be references to all of the Purchasers in the event there is more than one Purchaser under the Note Purchase Agreement.

“Required Enhancement Amount” shall mean, as of any date of determination, an amount equal to the greater of (i) 15% of the Net Receivables Balance and (ii) the sum of the Fee Loss Reserve, the Loss-to-Acquisition Value Reserve, the Carrying Cost Reserve, the Yield Reserve, the Servicing Fee Reserve and the Unbilled USPS Loss Reserve; provided, however, that after the declaration or occurrence of an Amortization Event, the Required Enhancement Amount shall equal the Required Enhancement Amount in effect on the date of the declaration or occurrence of such Amortization Event.

“Security” shall mean a Security as defined in Section 2 of the Securities Act of 1933, as amended.

“Servicing Fee Reserve” shall mean, as of any date of determination, the product of (i) the Servicing Fee multiplied by (ii) a fraction, the numerator of which is the Adjusted Days in Inventory as of the end of the current Monthly Period and the denominator of which is 360, multiplied by (iii) the Aggregate Receivable Balance at the end of the most recent Monthly Period.

“Weighted Average Inventory Hold Period” shall mean, for any Monthly Period, the average number of days the Homes have been owned by CRC as of the close of business on the last day of such Monthly Period, weighted by the aggregate purchase prices paid by CRC for such Homes.

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“Yield Reserve” shall mean, as of any date of determination during an Interest Period, the quotient, expressed as a percentage, of (a) the product of (i) the sum of (A) 1.5% plus (B) the Eurodollar Rate for the Interest Period in which such date occurs multiplied by (ii) the Outstanding Amount multiplied by (iii) Adjusted Days in Inventory as of the end of the current Monthly Period, divided by (b) 360.

11.2.	The definition of “Required Amount” in Section 1.01 of the Indenture is hereby amended (x) to delete from clause (i) thereof the phrase “if CMSC is no longer the Servicer,” and (y) to delete from clause (ii) thereof the phrase “for which CMSC was not the Servicer”.

11.3.	The definition of “Transaction Documents” in Section 1.01 of the Indenture is hereby amended to add at the conclusion thereof, “and the Subordinated Note”.

11.4.	The definitions of “Federal Funds Rate”, “Finance Rate”, “Libor Rate”, “Liquidity Purchase”, “Liquidity Termination Date”, “Monthly Program Fee Rate”, “Related Commercial Paper” and “Reserve Percentage” are hereby deleted in their entirety.

11.5.	The following new definitions are added to Section 1.01 of the Indenture, in appropriate alphabetical order:

“Amendment Effective Date” shall mean April 10, 2007.

“Commitment Termination Date” shall have the meaning set forth in the Note Purchase Agreement.

“Leverage Ratio” shall mean on any date, the ratio of (a) Total Senior Secured Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided, that EBITDA shall be determined for the relevant Test Period on a Pro Forma Basis. Capitalized Terms used in this definition shall have the meaning set forth in the Realogy Credit Agreement as in effect on April 10, 2007, without giving effect to any subsequent amendments.

“Managing Agent” shall have the meaning set forth in the Note Purchase Agreement.

“Monthly Servicing Fee” means, with respect to any Distribution Date, the portion of the Servicing Fee that has accrued with respect to the most recent Monthly Period.

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“Performance Guarantor” shall mean Realogy, as “guarantor” under the Realogy Guaranty.

“Realogy Credit Agreement” shall mean that certain Credit Agreement dated as of April 10, 2007 among Domus Intermediate Holdings, Corp. Realogy, the lenders and other financial institutions party hereby and JP Morgan Chase Bank, N.A., as Administrative Agent.

“Six Month Weighted Average Inventory Hold Period” for any calendar month will equal the average of the Weighted Average Inventory Hold Periods for each of the immediately preceding six calendar months.

“Subordinated Note” shall mean indebtedness of the Issuer to Cartus incurred pursuant to that certain Kenosia Subordinated Note dated as of April 10, 2007, the form of which is attached as Exhibit A hereto.

“Three Month Weighted Average Inventory Hold Period” for any calendar month will equal the average of the Weighted Average Inventory Hold Periods for each of the immediately preceding three calendar months.

“Weekly Activity Report” shall have the meaning set forth in Section 3.07(d) of the Servicing Agreement.

“Weekly Reporting Event” shall mean that, commencing with the quarter ending June 30, 2007, the Leverage Ratio as of the end of such fiscal quarter exceeds the applicable ratio set forth below:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
June 30, 2007	6.00:1.00

September 30, 2007	6.00:1.00

December 31, 2007	6.00:1.00

March 31, 2008	5.10:1.00

June 30, 2008	5.10:1.00

September 30, 2008	5.10:1.00

December 31, 2008	5.10:1.00

March 31, 2009	5.10:1.00

June 30, 2009	5.10:1.00

September 30, 2009	4.75:1.00

December 31, 2009	4.75:1.00

March 31, 2010	4.75:1.00

June 30, 2010	4.75:1.00

September 30, 2010	4.75:1.00

December 31, 2010	4.75:1.00

March 31, 2011 and thereafter	4.50:1.00

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11.6.	Section 2.10(a) of the Indenture is hereby amended: (i) to delete therefrom the phrase “Liquidity Termination Date” and to substitute therefor the phrase “Funding Termination Date” and (ii) to delete therefrom the phrase “or the Servicer on its behalf”.

11.7.	Section 3.01(k) of the Indenture is hereby amended to add “Suite 4C68,” to the Issuer’s address between the word “Road” and the word “Danbury”.

11.8.	Section 3.01(p) of the Indenture is hereby amended to delete the first sentence thereof and to substitute the following therefor: “Each Receivable included in the Pledged Assets hereunder, unless otherwise identified to the Trustee, the Purchaser and the Servicer, is an Eligible Receivable on the date of transfer to the Issuer and on each date the same is reported by or on behalf of the Issuer as included in the calculation of the Net Receivables Balance.”

11.9.	Section 3.03 (f) of the Indenture is hereby amended to read in its entirety as follows:

(f) Indebtedness. Issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any debt, duty, liability or obligation of any kind except for (i) indebtedness owed to Cartus under the Subordinated Note which indebtedness was incurred for the purpose of acquiring Pledged Assets and which indebtedness is expressly subordinated to the payment of the Notes and (ii) any debt, duty, liability or other obligation which is expressly provided for pursuant to the terms of the Transaction Documents and the Notes;

11.10.	Section 3.03(j) of the Indenture is hereby amended to delete the last sentence thereof and to substitute the following therefor: “For the avoidance of doubt, it is hereby agreed and acknowledged that (i) funds transferred or held by the Servicer pursuant to Section 4.01 of the Servicing Agreement and (ii) payments made to Cartus in respect of the Subordinated Note with any funds not required to be distributed to the Expense Subaccount or the Principal Subaccount under Section 9.04, are not considered Restricted Payments made in violation of this Section 3.03(j).

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11.11.	Section 3.03 of the Indenture is hereby amended to add at the conclusion thereof the following subsection (k):

“(k) Limited Liability Company Agreement. Except with respect to a change in name made in compliance with Section 3.03(a), amend or modify its limited liability company agreement without the prior written consent of the Majority Investors.”

11.12.	Section 3.06(e) of the Indenture is hereby amended to add at the conclusion thereof the following: “The Issuer shall not, without the prior written consent of the Trustee and the Majority Investors waive timely performance or observance by the Servicer of its obligations under the Servicing Agreement, by Cartus of its obligations under the Purchase Agreement or Fee Receivables Purchase Agreement, by CRC of its obligations under the Receivables Purchase Agreement or by Realogy of its obligations under the Realogy Guarantee.”

11.13.	Section 3.07(b) of the Indenture is hereby amended to add at the conclusion thereof the following: “and the Issuer will maintain a telephone number and stationery that are separate and distinct from those of each CMS Person”.

11.14.	Section 4.01 of the Indenture is hereby amended to delete the reference to Section “12.14” and to substitute therefor “13.14”.

11.15.	Section 4.02 of the Indenture is hereby amended to delete therefrom the phrase “and the applicable Indenture Supplement’.

11.16.	Section 8.04(d) of the Indenture is hereby amended to delete therefrom clauses (iii) and (iv) in their entirety and to substitute the following therefor:

“(iii) To the Expense Subaccount, the Monthly Servicing Fee to be distributed on such Distribution Date plus any Monthly Servicing Fee previously accrued with respect to any Monthly Period and unpaid;

(iv) During the Amortization Period, to the Principal Subaccount, the Collections on such Deposit Date (after giving effect to the transfers set forth in clauses (i), (ii) and (iii) above); provided, however, that the aggregate amount deposited into the Principal Subaccount pursuant to this clause on any Deposit Date shall not exceed the Outstanding Amount on the immediately preceding Business Day;”

11.17.	Section 10.01(a) of the Indenture is hereby amended to delete therefrom the phrase “three Business Days” and to substitute therefor “five Business Days”.

11.18.	Section 10.01(b) of the Indenture is hereby amended to delete therefrom the phrase “an Authorized Officer of any CMS Person” and substitute therefor the phrase “an Authorized Officer of the Issuer”.

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11.19.	Section 10.01(h) of the Indenture (currently marked “Reserved”) is hereby amended to delete the text thereof in its entirety and to substitute therefor the following:

“(h) Failure of the Servicer or the Performance Guarantor to pay any principal and/or interest in respect of any Indebtedness under the Realogy Credit Agreement or under any other indenture or agreement governing any Indebtedness the principal amount of which exceeds $25,000,000 and such failure shall continue beyond the applicable grace period, if any, specified in the agreement or instrument governing such Indebtedness; or (ii) the default by the Servicer or the Performance Guarantor in the performance of any term, provision or condition contained in any agreement described in clause (i) above, or the existence of any event or condition with respect to any Indebtedness arising under any such agreement, if the effect of such default, event or condition is to cause, or permit the holder of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity, including without limitation the occurrence of any “Event of Default” under the Realogy Credit Agreement; or (iii) any Indebtedness of the Servicer or the Performance Guarantor in a principal amount exceeding $25,000,000 shall be declared to be due and payable or is required to be prepaid (other than by a regularly scheduled payment or a mandatory redemption or prepayment provision) prior to the scheduled date of maturity thereof.”

11.20.	Section 10.01(l) of the Indenture is hereby amended to delete therefrom the number “8.5%” and to substitute therefor the number “10.0%”.

11.21.	Section 10.01(n) of the Indenture is hereby amended to delete the text thereof in its entirety and to substitute therefor the following:

“(n) Either the Three Month Weighted Average Inventory Hold Period exceeds 150 days or the Six-Month Weighted Average Inventory Hold period exceeds 135 days”;

11.22.	Section 10.01(o) of the Indenture (currently marked “Reserved”) is hereby amended to delete the text thereof in its entirety and to substitute therefor the following:

“(o) Realogy shall have breached its obligations under any financial covenants included in the Realogy Credit Agreement”.

11.23.	Section 10.01 of the Indenture is hereby further amended to add the word “or” at the conclusion of Section 10.01(p) and then to add, immediately thereafter the following clause (q):

“(q) A Change of Control shall have occurred;”

11.24.	Section 12.01 of the Indenture is hereby amended to delete the text thereof in its entirety and to substitute therefor “[Reserved]”.

11.25.	Section 13.04 of the Indenture is hereby amended to add “Suite 4C68,” to the Issuer’s address between the word “Road” and the word “Danbury”.

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11.26.	The Indenture is further amended by adding, as Exhibit A thereto, the form of Subordinated Note attached to this Amendment as Exhibit D.

12.	Further Assurances. Each of Cartus, CRC, the Issuer, Atlantic, Calyon and Realogy agrees that the foregoing amendments have been entered into with the intent of implementing such modifications to the Affected Documents as are necessary to reflect the terms and provision of that certain Summary of Terms and Conditions (the “Summary of Terms”), a copy of which is attached hereto as Exhibit C, including the intent that covenants set forth in the similar documents for Apple Ridge Funding LLC, to the extent not inconsistent with express provisions in the Summary of Terms, be incorporated into the Affected Documents. Each party hereto agrees that, at the expense of the Issuer, Calyon will prepare amended and restated versions of the Affected Documents which will incorporate the modifications made prior to the date hereof and otherwise set forth herein, together with such other modifications as may be reasonably necessary (i) to implement the intent and provisions of the Summary of Terms, (ii) to eliminate any inconsistencies in the Affected Documents, whether resulting from the modifications herein or otherwise, and (iii) to reflect such other terms as may be mutually agreeable to such parties following further review of the Affected Documents. Each party agrees to use commercially reasonable efforts to review, and to execute and deliver such restated documents no later than June 30, 2007, it being understood that no party shall be required to agree to any amended terms which it reasonably deems to be materially adverse to it and are not otherwise expressly contemplated herein or in the Summary of Terms.

13.	Consent to Amendment to Limited Liability Company Agreement. The parties hereto hereby consent to the amendment to the limited liability company agreement of the Issuer to permit the incurrence of subordinated indebtedness to the same extent provided in Section 3.03(f) of the Indenture, as such section is amended by this Agreement, and Calyon and Atlantic by execution hereof hereby state that this consent constitutes the consent of the Majority Investors.

14.	Conditions Precedent. This Agreement shall become effective upon (A) receipt by the Trustee and Calyon of execution copies of this Agreement and (B) the receipt by the Trustee and Calyon of the other items listed on the Document Checklist attached hereto as Exhibit B or the waiver thereof by Calyon and (C) confirmation to the Trustee from Calyon that Calyon has received payment of all up-front fees owed to it under that certain Fee Letter of even date herewith between Calyon and the Issuer.

15.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

16.	Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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17.	References to and Effect on Affected Documents. Upon the effectiveness of this Agreement: (i) all references in any Affected Document to “this agreement”, “hereof”, “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Agreement; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Agreement; and (iii) each reference in any Transaction Document to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Agreement.

18.	No Waiver. This Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Document, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

19.	Confirmation of Sole Holder. The Issuer hereby confirms to the other parties hereto that the Issuer has not issued any Notes under the Indenture other than the Series 2002-1 Notes, and that Calyon as Managing Agent on behalf of Atlantic is the registered holder of 100% of the Series 2002-1 Notes issued under the Indenture. By its signature hereto each of Calyon and Atlantic hereby represent that (i) Atlantic is the sole beneficial owner of the Series 2002-1 Notes assigned under the Assignment Agreement; (ii) each of Atlantic and Calyon is duly authorized to consent to this Agreement and to direct the Trustee as set forth herein; and (iii) its authorization has not been granted or assigned to any other person or entity. Accordingly, each of the Issuer, Calyon and Atlantic hereby consents to this Agreement and the amendments to the Affected Documents contemplated hereby, and hereby directs the Trustee to consent to and accept this Agreement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION

By:	/s/ Eric Barnes
	Name:	Eric Barnes
	Title:	SVP, CFO

CARTUS RELOCATION CORPORATION

By:	/s/ Eric Barnes
	Name:	Eric Barnes
	Title:	SVP, CFO

KENOSIA FUNDING, LLC

By:	/s/ Eric Barnes
	Name:	Eric Barnes
	Title:	SVP, CFO

REALOGY CORPORATION

By:	/s/ Seth Truwit
	Name:	Seth I. Truwit
	Title:	Senior Vice President, Interim General Counsel, and Corporate Secretary

THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee

By:	/s/ Catherine Cerilles
	Name:	Catherine Cerilles
	Title:	Vice President

[Signature Page to Kenosia Fifth Omnibus Amendment]

ATLANTIC ASSET SECURITIZATION LLC as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

CALYON NEW YORK BRANCH, as Administrative Agent, as a Managing Agent and as a Committed Purchaser

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

[Signature Page to Kenosia Fifth Omnibus Amendment]

EXHIBIT A

Form of Exhibit 7.3(j) to Purchase Agreement

Required Creditor Acknowledgment Provisions

See Attached.

ACKNOWLEDGMENT PROVISIONS FOR KENOSIA FUNDING, LLC

For purposes of this Section             , capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture dated as of March 7, 2002, among Kenosia Funding, LLC (“Kenosia”) and The Bank of New York (the “Trustee”), or, if not defined therein, as assigned to such terms in the “CMGFSC Purchase Agreement,” “Receivables Purchase Agreement” or “Fee Receivables Purchase Agreement” referred to therein, in each case as each such agreement has been amended by (i) that certain Omnibus Amendment, Agreement and Consent dated December 20, 2004, (ii) that certain Second Omnibus Amendment, Agreement and Consent dated May 19, 2005; (iii) that certain Third Omnibus Amendment, Agreement and Consent dated May 2, 2006, (v) that certain Fourth Omnibus Amendment and Agreement dated February 28, 2007 and (vi) that certain Fifth Omnibus Amendment dated April 10, 2007 by and among Kenosia, the Trustee, Cartus Relocation Corporation (“CRC”), Cartus Corporation (“Cartus”) and certain other parties. Subsequent references in this Section              to Cartus and CRC below shall mean and be references to such corporations as they currently exist but shall also include references to any limited liability companies which succeed to the assets and liabilities of such companies in connection with a conversion of any such corporation into a limited liability company.

The Collateral Agent acknowledges and agrees, and each Secured Party by its execution of the Credit Agreement (or its Assignment and Acceptance) and/or its acceptance of the benefits of this Agreement acknowledges and agrees, as follows, solely in its capacity as a Secured Party:

(a) Each Secured Party hereby acknowledges that (i) CRC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing CMSC Purchased Assets (also referred to as Cartus Purchased Assets) from Cartus pursuant to the CMGFSC Purchase Agreement, making Equity Payments, Equity Loans, Mortgage Payoffs and Mortgage Payments to or on behalf of employees or otherwise purchasing Homes in connection with the Pool Relocation Management Agreements, funding such activities through the sale of Seller Receivables to Kenosia, and such other activities as it deems necessary or appropriate in connection therewith and (ii) Kenosia is a limited purpose limited liability company whose activities are limited in its limited liability company agreement to purchasing Seller Receivables and other KF Purchased Assets from CRC under the Receivables Purchase Agreement and purchasing Originator Fee Receivables and other Originator Fee Assets from Cartus under the Fee Receivables Purchase Agreement, funding such acquisitions through the issuance of the Notes, pledging such purchased assets to the Trustee and such other activities as it deems necessary or appropriate to carry out such activities. The CMSC Receivables, the Seller Receivables and the Originator Fee Receivables are hereinafter referred to collectively as the “Pool Receivables”.

(b) Each Secured Party hereby acknowledges and agrees that (i) the foregoing transfers are intended to be true and absolute sales as a result of which Cartus has no right, title and interest in and to any of the Cartus Purchased Assets, any Homes acquired by CRC in connection therewith or any Pool Receivables, including any Related Property relating thereto, any proceeds thereof or earnings thereon (collectively, the “Pool Assets”), (ii) neither CRC nor Kenosia is a Loan Party, (iii) such Secured Party is not a creditor of, and has no recourse to, CRC or Kenosia pursuant to the Credit Agreement or any other Loan Document, and (iv) such Secured Party has no lien on or claim, contractual or otherwise, arising under the Credit Agreement or any other Loan Document to the Pool Assets (whether now existing or hereafter acquired and whether tangible or intangible); provided that nothing herein shall limit any rights the Secured Parties may have to any proceeds or earnings which are transferred from time to time to Cartus by CRC or Kenosia.

(c) No Secured Party will institute against or join any other Person in instituting against CRC or Kenosia any insolvency proceeding, or solicit, join in soliciting, cooperate with or encourage any motion in support of, any insolvency proceeding involving CRC or Kenosia until one year and one day after the payment in full of all Notes provided, that the foreoging shall not limit the right of any Secured Party to file any claim in or otherwise take any action (not inconsistent with the provisions of this Section             ) permitted or required by applicable laws with respect to any insolvency proceeding instituted against CRC or Kenosia by any other person.

(d) Without limiting the foregoing, in the event of any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law involving Cartus, CRC, Kenosia or any other Affiliates of Cartus as debtor, or otherwise, the Secured Parties agree that if, notwithstanding the intent of the parties, Cartus is found to have a property interest in the Pool Assets, then, in such event, CRC and Kenosia and Kenosia’s assigns, including the Trustee, shall have a first and prior claim to the Pool Assets, and any claim or rights the Secured Parties may have to the Pool Assets, contractual or otherwise, shall be subject to the prior claims of the Trustee and the Noteholders until all amounts owing under the Indenture shall have been paid in full, and the Secured Parties agree to turn over to the Trustee any amounts received contrary to the provisions of this clause (d).

(e) Each Secured Party hereby covenants and agrees that it will not agree to any amendment, supplement or other modification of this Section              without the prior written consent of the Trustee. Each Secured Party further agrees that the provisions of this Section              are made for the benefit of, and may be relied upon and enforced by, the Trustee and that the Trustee shall be a third party beneficiary of this Section             .

EXHIBIT B

Closing Checklist

See Attached.

4/4/07

$175,000,000

Kenosia Funding LLC,

Secured Variable Funding Notes, Series 2002-1

BTM-Calyon Assignment and Amendments

April 10, 2007

CLOSING INDEX

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture. All items listed in bold, italic font are to be delivered by the Issuer or its counsel and all items listed in italic, underlined font are to be delivered by Richards, Layton & Finger (“RLF”). All items listed in SMALL CAPS ARE TO BE DELIVERED BY THE BANK OF NEW YORK.

Principal Documents

1. Fifth Omnibus Amendment, Agreement and Consent (the “Omnibus Amendment”), dated as of April 10, 2007, and concerning the following documents:

1. Purchase Agreement, dated as of March 7, 2002 (the “Purchase Agreement”), between Cartus Corporation (“Cartus”) as Originator and Cartus Relocation Corporation (“CRC”) as Buyer.

2. Receivables Purchase Agreement, dated as of March 7, 2002 (the “Receivables Purchase Agreement”) between CRC as Seller and Kenosia Funding, LLC (the “Issuer”) as Buyer.

3. Fee Receivables Purchase Agreement, dated as of March 7, 2002 (the “Fee Receivables Purchase Agreement”) between Cartus as Seller and the Issuer as Buyer.

4. Servicing Agreement, dated as of March 7, 2002 (the “Servicing Agreement”) among Cartus, as Originator and Servicer, CFC as Originator, CRC as Originator, the Issuer and The Bank of New York (“BNY”) as Trustee.

5. Indenture, dated as of March 7, 2002 (the “Indenture”) between the Issuer and BNY as Trustee and as Paying Agent, Authentication Agent and Transfer Agent and Registrar.

2. Amended and Restated Guaranty from Realogy Corporation (“Realogy”),.

3. Assignment and Acceptance Agreement, dated as of April 10, 2007 (the “Assignment Agreement” among The Bank of Tokyo Mitsubishi, UFJ, Ltd. (“BTM”) and Gotham Funding Corporation (“Gotham”) as “Assignors” and Calyon New York Branch (“Calyon”) and Atlantic Asset Securitization Corp. (“Atlantic”) as Assignees.

4. Amended and Restated Note Purchase Agreement relating to the Series 2002-1 Notes, dated April 10, 2007 (the “Note Purchase Agreement”) among the Issuer, Cartus, Atlantic, Financial Institutions and Managing Agents from time to time party thereto, and Calyon as Administrative Agent.

SCHEDULES	I	Conditions Precedent Documents
	II	Purchaser Group Limits / Commitments
	III	Location of Certain Offices; Organizational and Federal Employer Identification Numbers

EXHIBITS	A	Form of Assignment and Acceptance
	B	Form of Increase Request
	C	Form of Joinder Agreement
	D	Form of Stated Amount Increase Notice

5. Variable Funding Note

(a) Calyon as Managing Agent on behalf of it and Atlantic.

6. Subordinated Note made by the Issuer and payable to the order of Cartus.

Kenosia Funding LLC

7. Certified copy of Amended Certificate of Formation from the Secretary of State of the State of Delaware.

8. Good Standing Certificate from the State of Delaware and qualification to do business in Connecticut.

9. Secretary’s Certificate of the Issuer relating to various matters including: (a) Limited Liability Company Agreement and Certificate of Formation of the Issuer; (b) authorizing resolutions of the Board of Directors of the Issuer; and (c) incumbency and specimen signatures of authorized signatories of the Issuer.

10. Officer’s Certificate required pursuant to Section 3.01 of the Note Purchase Agreement, signed by two Vice Presidents of the Issuer, relating to (i) truthfulness of representations and warranties, (ii) compliance with all conditions precedent, (iii) no material adverse change, and (iv) no untrue statement of a material nature or omission of a material fact.

11. Officer’s Certificate pursuant to the Indenture, certifying that all conditions precedent provided in the Indenture with respect to the Fifth Omnibus Amendment and the authentication and delivery of the new Note have been complied with.

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12. Order to Authenticate and Deliver the Note.

Cartus Corporation

13. Certified copy of Amended Certificate of Incorporation from the Secretary of State of the State of Delaware.

14. Good Standing Certificate from the State of Delaware and qualification to do business in Connecticut.

15. Secretary’s Certificate of Cartus, relating to various matters including: (a) Certificate of Incorporation; (b) Bylaws; (c) authorizing resolutions of the Board of Directors of Cartus; and (d) incumbency and specimen signatures of authorized signatories of Cartus.

16. Officer’s Certificate required pursuant to Section 3.01 of the Note Purchase Agreement, signed by any two of the Chairman of the Board of Directors, the President, any Vice President and the Treasurer of Cartus, relating to (i) truthfulness of representations and warranties, (ii) compliance with all conditions precedent, (iii) no material adverse change, and (iv) no untrue statement of a material nature or omission of a material fact.

Cartus Relocation Corporation

17. Certified copy of Amended Certificate of Incorporation from the Secretary of State of the State of Delaware.

18. Good Standing Certificate from the State of Delaware and qualification to do business in Connecticut.

19. Secretary’s Certificate of CRC, relating to various matters including: (a) Certificate of Incorporation; (b) Bylaws; (c) authorizing resolutions of the Board of Directors of CRC; and (d) incumbency and specimen signatures of authorized signatories of CRC.

20. Officer’s Certificate required pursuant to Section 3.01 of the Note Purchase Agreement, signed by any two of the Chairman of the Board of Directors, the President, any Vice President and the Treasurer of CRC, relating to (i) truthfulness of representations and warranties, (ii) compliance with all conditions precedent, (iii) no material adverse change, and (iv) no untrue statement of a material nature or omission of a material fact.

Realogy

21. Certified copy of Amended and Restated Certificate of Incorporation from the Secretary of State of the State of Delaware.

22. Good Standing Certificate from the State of Delaware.

23. Secretary’s Certificate of Realogy relating to various matters including: (a) Certificate of Incorporation; (b) Bylaws; (c) authorizing resolutions of the Board of Directors of Realogy; and (d) incumbency and specimen signatures of authorized signatories of Realogy.

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24. Officer’s Certificate required pursuant to Section 3.01 of the Note Purchase Agreement, signed by any two of the Chairman of the Board of Directors, the President, any Senior Vice President and the Treasurer of Realogy, relating to (i) truthfulness of representations and warranties, (ii) compliance with all conditions precedent, (iii) no material adverse change, and (iv) no untrue statement of a material nature or omission of a material fact.

Opinions

25. Opinion of Bruce Perlman, general counsel to Cartus, the Issuer, CRC and Kenosia.

26. Opinion of Seth Truwit, interim general counsel to Realogy.

27. Opinion of Orrick, Herrington & Sutcliffe LLP (“Orrick”), special counsel to Cartus, CRC and the Issuer, regarding enforceability and certain corporate matters.

28. Reliance Letter from Orrick, special counsel to Cartus, CRC and the Issuer, regarding certain prior opinions on UCC creation issues, enforceability, tax and other corporate matters.

29. Reliance Letter from Richards Layton & Finger, P.A., special Delaware counsel to Cartus, CRC and the Issuer, regarding UCC perfection issues.

30. Opinion of Orrick, special counsel to Cartus, CRC and the Issuer, regarding substantive non-consolidation matters with respect to Cartus, CRC and the Issuer.

31. Opinion of Orrick, special counsel to Cartus, regarding “true sale” matters with respect to the transfer of receivables by Cartus to CRC.

32. Opinion of Orrick, special counsel to Cartus, regarding “true sale” matters with respect to the transfer of receivables by Cartus to the Issuer.

33. Opinion of Orrick, special counsel to Cartus, CRC and the Issuer, regarding certain bankruptcy issues with respect to Home Sale Proceeds.

34. RELIANCE LETTER FROM THACHER, PROFITT &WOOD, COUNSEL TO BNY, WITH RESPECT TO CERTAIN MATTERS RELATING TO BNY AS PAYING AGENT, AUTHENTICATING AGENT, TRANSFER AGENT AND REGISTRAR.

Miscellaneous

35. Return of Notes from BTM for Cancellation.

36. Administrative Agent Fee Letter.

37. Fee Letter.

38. Issuer’s Form W-9.

Liquidity Documents

39. Liquidity Asset Purchase Agreement.

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EXHIBIT C

Summary of Terms

See Attached.

KENOSIA FUNDING LLC

as Issuer

CARTUS CORPORATION

as Originator and Servicer

CARTUS RELOCATION CORPORATION

as Originator

$175,000,000 Secured Variable Funding Notes

Preliminary Summary of Terms and Conditions

Not a Commitment – For Discussion Purposes Only

Transaction Overview

Cartus Corporation (“Cartus” or the “Originator”), a wholly-owned indirect subsidiary of Realogy Corporation (“Realogy”) has established two special purpose, bankruptcy remote subsidiaries: (i) Cartus Relocation Corporation (“CRC”), and (ii) Kenosia Funding LLC (the “Issuer”). CRC and the Issuer were created for the purpose of purchasing from Cartus Receivables and acquiring interests in Homes arising under certain Pool Relocation Management Agreements (as each such term is hereinafter defined) with various employers (“Employers”). The Pool Relocation Management Agreements consist exclusively of Relocation Management Agreements (as defined below) which: (i) are entered into between Cartus and an Employer which is the United States of America, any state or local government, or any agency or instrumentality of any of the foregoing (each, a “Governmental Obligor”) or (ii) are entered into between Cartus and a private Employer (i.e., not the United States of America or any agency or instrumentality thereof) (each, a “Corporate Obligor”) and which do not obligate the Employer to reimburse Cartus for any losses it or its assignees incur on the resale of the related Home.

Under the Purchase Agreement (as defined below) CRC purchases, all Receivables arising under Pool Relocation Management Agreements constituting “Government Guaranteed Contracts” as defined below, in each case from the effective date of the assignment of such Government Guaranteed Contract to CRC, and all Receivables arising under Pool Relocation Management Agreements the Employer under which is a Corporate Obligor and which are generated by Cartus (the “Cartus Receivables”) from time to time under the Pool Relocation Management Agreements, all security interests and liens securing payment of such

Cartus Receivables, all rights under warranties, indemnities or insurance relating thereto, all rights to proceeds arising out of or with respect to any Homes under the related Relocation Management Agreement (“Home Sale Proceeds”) and all records relating thereto (collectively, “Related Property” and with respect to the Cartus Receivables, the “Cartus Related Property”), all collections received on account or otherwise in connection with the Cartus Receivables and all proceeds thereof and earnings thereon (together with the Cartus Receivables and the Cartus Related Property, the “Cartus Purchased Assets”) pursuant to a purchase agreement (the “Purchase Agreement”) between CRC and Cartus, as seller (the “Seller”). As used above, “Government Guaranteed Contract” means any Relocation Management Agreement with a Governmental Obligor that provides for the payment in full by such Governmental Obligor of all “Direct Expenses”, “Service Fees”, “Other Reimbursable Expenses” (each as defined in the Purchase Agreement) and any loss on sale with respect to a home. Capitalized terms used in this Preliminary Summary of Terms without definition shall have the meanings set forth in the Purchase Agreement or, if not defined therein, as defined in the Fee Receivables Purchase Agreement referred to below, or if not defined in either such agreement, in the Indenture referred to below.

CRC also has made and continues to make offers under the Pool Relocation Management Agreements to purchase residential real estate (“Homes”) from Employees (as hereinafter defined) and enters into a CRC Home Purchase Contract (as hereinafter defined) with each such Employee and acquires each such Home by making Equity Payments, Mortgage Payments and Mortgage Payoffs (as hereinafter defined). Cartus as Servicer retains all of its obligations under the Pool Relocation Management Agreements, including the obligation to remarket and sell the Homes.

CRC sells to the Issuer all of its right, title and interest in: (i) the Cartus Purchased Assets, (ii) all rights of CRC under the Purchase Agreement and the Performance Guarantee with respect to the Cartus Purchased Assets, all Receivables arising out of Equity Payments (as hereinafter defined), Mortgage Payments (as hereinafter defined) and Mortgage Payoffs (as hereinafter defined) made by CRC in respect of the CRC Home Purchase Contracts (collectively, the “CRC Receivables” and, together with the Cartus Receivables and the Originator Fee Receivables, the “Pool Receivables”), (iii) all Related Property to the CRC Receivables (the “CRC Related Property”), (iv) all Collections in connection with the CRC Receivables or CRC Related Property and (v) all proceeds thereof and earnings thereon (together with the CRC Receivables and the CRC Related Property, the “CRC Purchased Assets”). Such sales are made on a revolving basis to the Issuer pursuant to a receivables purchase agreement (the “Receivables Purchase Agreement”) between CRC, as seller and the Issuer, as buyer.

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The Issuer has also entered into a Fee Receivables Purchase Agreement (the “KF Purchase Agreement”) with Cartus pursuant to which the Issuer purchases from Cartus all Fee Receivables arising under Pool Relocation Management Agreements not constituting “Government Guaranteed Contracts” and which are generated by Cartus (the “Originator Fee Receivables”) from time to time under the Pool Relocation Management Agreements (as hereinafter defined), all Related Property with respect to such Originator Fee Receivables (the “KF Related Property”), all collections received on account or otherwise in connection with the Originator Fee Receivables and all proceeds thereof and earnings thereon (the “Cartus Fee Purchased Assets”).[1]

The Cartus Fee Purchased Assets and the CRC Purchased Assets are collectively referred to as the “Pool Assets”.

The Issuer has financed its purchases of the Pool Assets by issuing Series 2002-1 Notes (the “Notes”) under an Indenture dated as of March 7, 2002 Master Indenture (as amended through the date hereof and on the “Assignment Effective Date” as defined below, the “Indenture”) which were originally sold to Gotham Funding Corporation, a commercial paper conduit (“Gotham”), under a Note Purchase Agreement dated as of March 7, 2002 (as previously amended, the “Note Purchase Agreement”) among Cartus, CRC, the Issuer, Gotham, and The Bank of Tokyo-Mitsubishi Ltd., New York Branch (“BTM”) as the Administrative Agent.

Calyon New York Branch (“Calyon”) proposes to arrange for an assignment of the Notes from Gotham to Atlantic Asset Securitization Corp., a commercial paper conduit (“Atlantic”), and an assignment from BTM to Calyon of BTM’s rights, duties and responsibilities as Administrative Agent. All such assignments shall be without recourse. Concurrently with such assignments, the existing Kenosia documentation shall be amended: (i) to permit the sale to Cartus Financial Corporation (“CFC”) and the release of all Receivables (the “FDIC/USPS Receivables”) arising under the Pool Relocation Management Agreements with the United States Postal Service and the Federal Deposit Insurance Corporation (such Relocation Management Agreements, the “FDIC/USPS Contracts”) from and after the effective date on which such FDIC/USPS Contracts are assigned to CFC, after

[1]

Note: Need to discuss proposed Cartus revisions here; the language in this term sheet tracks the current Fee Receivables Purchase Agreement and the requested language seemed to contemplate only what would happen after the FDIC/USPS Receivables have been sold so we did not revise.

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which date there will be no further sales to CRC or the Issuer of Receivables arising under the FDIC/USPS Contracts; (ii) to reflect any modifications to the business terms necessary to conform such documents to the business terms set forth herein, (iii) to eliminate any existing provisions for recourse to Realogy or Cartus for loss on sale or other similar indemnities, and (iv) to implement such other changes as may be identified by Orrick Herrington & Sutcliffe, LLP (“Orrick”) as reasonably necessary for their issuance of (x) a true sale opinion with respect to the sales of Pool Receivables from Cartus to CRC or the Issuer, as applicable, (y) an opinion with respect to the treatment of Home Sale Proceeds as not constituting property of Cartus’ estate in a bankruptcy proceeding involving Cartus, and (z) a non-consolidation opinion as between CRC and the Issuer, on the one hand, and Cartus on the other. It is understood that such opinions will contain qualifications based on the impact that any actions of the relevant parties prior to the dates of such opinions might have on the analysis set forth therein. Cartus, CRC and the Issuer shall represent and warrant at closing as to the degree to which such past actions have not complied with its covenants going forward in order to limit the scope of such retrospective qualification. Such opinions shall also include exceptions relating to the effect of the Assignment of Claims Act (or any similar law).

Concurrently with the amendments set forth above (the date of such assignment and amendments, the “Assignment Effective Date”), Calyon, the Issuer, Cartus, and CRC will also enter into a replacement Note Purchase Agreement in order to conform the existing Note Purchase Agreement to the amended documents as described in the preceding paragraph and also to allow for syndication of the Notes after closing so that purchases of new Notes and/or future fundings under the existing Notes will be made by Atlantic along with other conduits (each, a “Conduit” ) each of whom funds such purchases through the issuance of commercial paper notes. In the event a Conduit fails to fund its share of advances, one or more banks (each, a “Bank”) will fund such Conduit’s purchases. Each Conduit will have a “Managing Agent” which acts on its behalf and on the behalf of the related Banks which provide liquidity support to such Conduit, and Calyon will act as administrative agent (in such capacity, the “Administrative Agent”) on behalf of all the Conduits, Banks and Managing Agents. The principal balance of the Notes to be issued by the Issuer may be prepaid in whole or in part and reborrowed during the Revolving Period (as hereinafter defined) on the terms and conditions specified in the Indenture, provided the outstanding principal balance of the Notes may not exceed $175,000,000 (the “Maximum Principal Amount”).

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It is currently anticipated that not all of the above-described changes may be implemented in a manner that would permit future syndication on or before the date on which Realogy will be acquired by Apollo

Management, LP. Accordingly, the modified documents will provide for a period of not more than 60 days during which the parties mutually agree in good faith, at the expense of Cartus, to amend and restate the facility documents in a mutually satisfactory manner in order to incorporate the terms and conditions set forth herein as well as to ensure a successful syndication; provided, that no party shall be required to agree to any changes that it reasonably determines to be inconsistent with the terms set forth herein or (except for any provisions expressly contemplated hereunder) to be materially disadvantageous to such party.

Transaction Participants

Issuer:	Kenosia Funding LLC, a bankruptcy remote, special purpose limited liability company, wholly owned by CRC. The Issuer’s sole purpose is to acquire Pool Assets from Cartus and CRC as described above.

The Issuer will be required to satisfy certain criteria to ensure that the assets and liabilities of the Issuer will not be substantively consolidated with those of Realogy, Cartus or any of their affiliates (other than CRC). The business activities of the Issuer are limited to acquiring the Pool Assets from time to time pursuant to the Receivables Purchase Agreement and the KF Purchase Agreement, funding such acquisitions through the issuance of the Notes and certain other incidental activities.

CRC:	Cartus Relocation Corporation (f/k/a as Cendant Mobility Government Financial Services Corporation), a Delaware corporation, a bankruptcy-remote, special purpose corporation, wholly owned by Cartus. CRC is required to satisfy certain criteria to ensure that the assets and liabilities of CRC will not be substantively consolidated with those of Realogy, Cartus or any of its affiliates (other than the Issuer).

The business activities of CRC are limited to: (i) acquiring the Cartus Receivables and the Cartus Related Property pursuant to the Purchase Agreement, (ii) entering into home purchase contracts (“CRC Home Purchase Contracts”) with Employees and acquiring Homes from Employees thereunder, (iii) making (A) equity payments thereunder (“Equity Payments”), (B) mortgage payments thereunder (“Mortgage Payments”) and mortgage payoffs thereunder (“Mortgage Payoffs”) with respect to the Homes and (C) other required payments with respect to the Homes, including payments in respect of taxes due and owing and payments in respect of liens on the Homes, and any other payments required to obtain clean title to the Homes, (iv) marketing, maintaining and reselling the Homes, (v) transferring the Cartus Receivables and the Cartus Related Property to the Issuer pursuant to the Receivables Purchase Agreement and (vi) certain other incidental activities. CRC generates CRC Receivables under the Pool Relocation Management Agreements when it makes Equity Payments, Mortgage Payments and Mortgage Payoffs and incurs costs and expenses in connection with the maintenance of the Homes.

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Servicer:	Cartus Corporation (f/k/a Cendant Mobility Services Corporation) (in its capacity as servicer, the “Servicer”). The Servicer is obligated to collect and post payments on the Pool Receivables, investigate delinquencies and enforce the Pool Receivables in accordance with the terms of a Servicing Agreement dated as of March 7, 2002 (as amended through the date hereof and on the Assignment Effective Date, the “Servicing Agreement”). The Servicing Agreement requires the Servicer to service the Pool Receivables in accordance with the servicing and collection policies and procedures set forth therein (the “Credit and Collection Policies”). In addition, the Servicer agrees to perform Cartus’ obligations under the Receivables Purchase Agreement to market and resell the Homes. In the event of a Servicer Default (as hereinafter defined) under the Servicing Agreement, the Servicer may be removed and a successor appointed by the Issuer, with the consent of the Majority Investors (as hereinafter defined). In the event Cartus is replaced as Servicer, the Majority Investors will have the ability to appoint sub-servicers to service distinct portions of the Pool Receivables and/or to perform certain obligations of the Servicer.

The Servicing Agreement allows the Servicer, with the consent of the Majority Investors, to delegate any portion of its obligations thereunder to a third party. Such delegation will not relieve the Servicer of its obligations thereunder.

Performance Guarantor:	Realogy Corporation, a Delaware Corporation (together with any successors thereto, “Realogy” or the “Performance Guarantor”) executed that certain performance guarantee dated as of May 2, 2006, in favor of CRC, the Issuer, the Indenture Trustee, Gotham as purchaser and BTM as Administrative Agent, which will be amended and restated on the closing date (as so amended and restated, the “Performance Guarantee”).

Indenture Trustee:	The Bank of New York, a banking corporation organized and existing under the laws of New York, as successor to JPMorgan Chase Bank, N.A.

Issuer Assets

Issuer Assets:	The assets of Issuer (“Issuer Assets”) include, among other things, the Pool Assets, all funds collected on the Pool Assets (including Home Sale Proceeds and payments by Obligors) and other “Collections” as defined below, including any payments by Cartus, CRC, or the Servicer in respect of credits or other billing adjustments made in respect of the Pool Receivables (“Concessions”), and the right to payments under the Performance Guarantee.

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Receivables:

“Receivable” shall mean any right arising under a Contract to receive any payment or any funds from or on behalf of an Obligor, whether or not earned by performance and whether constituting an account, chattel paper, instrument, general intangible or otherwise. The term “Receivable” includes without limitation rights to payment (whether matured or unmatured and whether absolute or contingent) arising out of or with respect to Equity Loans, Equity Payments, Direct Expenses, Mortgage Payments, Mortgage Payoffs, Service Fees and Other Reimbursable Expenses and the right to payment of any and all Finance Charges with respect to any of the foregoing, whether such amounts are owed by an Employer, a Transferred Employee, an Ultimate Buyer or any other Obligor.

The Receivables include the following types of Receivables: (i) Receivables (“Unsold Home Receivables”), including finance charges, arising from the making of Equity Payments, Mortgage Payments, Mortgage Payoffs or Direct Expenses on a Home that has not yet been sold to an Ultimate Buyer and (ii) Receivables (“Fee Receivables”) which represent any rights to payment from or on behalf of an Obligor under a Contract, including without limitation right to payment of Direct Expenses, Service Fees and Other Reimbursable Expenses. The change of a Receivable’s status from that of Unbilled Receivable to Billed Receivable shall not be deemed the creation of a new Receivable for any purpose under the facility documents.

Pool Relocation Management Agreements:	“Pool Relocation Management Agreement” shall mean a “Relocation Management Agreement” which is designated as a Pool Relocation Management Agreement under the Purchase Agreement. “Relocation Management Agreement” means an agreement pursuant to which the Originator agrees to provide employee relocation, asset management or other services, as the same may be amended, restated or otherwise modified from time to time, including any and all supplements thereto, and any similar agreement, howsoever denominated, and any agreement for intercultural services.

Pool Relocation Management Agreement Criteria:	The Pool Relocation Management Agreements were initially designated by Cartus on Schedule 2.1 to the Purchase Agreement and Schedule 2.1 to the Fee Receivables Purchase Agreement as qualifying as Eligible Contracts (as hereinafter defined) and (ii) providing for payment by the Employer of: (a) (only if such Pool Relocation Management Agreement is a Government Guaranteed Contract)[2] costs incurred by Cartus or

[2]	Cartus and Calyon to confirm if this is now correct.

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CRC in preparing to acquire a Home from an Employee and costs incurred by Cartus or CRC in marketing, purchasing, carrying, preparing for sale and reselling any Home (including closing of resale) (“Direct Expenses”), including payments made by Cartus or CRC under any mortgage on an Employee’s Home, whether at the scheduled due date therefor or as a payment in full thereon, including payments for taxes and insurance and any notional mortgage interest accruing to Cartus or CRC with respect to a mortgage which Cartus or CRC has paid in full, and any loss on sale of the Home; (b) fees payable by Employers under Pool Relocation Management Agreements, including without limitation, with respect to the marketing and sale of Homes or other services rendered by Cartus (collectively, “Service Fees”) and (c) costs and expenses incurred and paid in connection with services under Pool Relocation Management Agreements or reimbursable by the Obligor under the applicable Pool Relocation Management Agreement and that are not included in the calculation of Direct Expenses (collectively, “Other Reimbursable Expenses”).

Buyer:	“Buyer” means (i) CRC with respect to any CRC Purchased Assets and (ii) the Issuer with respect to any Cartus Fee Purchased Assets.

Eligible Contracts:

“Eligible Contract” shall mean:

(a) a Relocation Management Agreement (i) that has been duly executed and delivered by an Employer that is an Eligible Obligor, is in full force and effect, and (unless the Employer is a Corporate Obligor), the obligations of the Employer under which are full faith and credit obligations of the United States of America, (ii) (A) the rights to payment under which are assignable without the consent of the Employer party thereto or any other Person (other than the Originator), other than any such consent that has been obtained and remains in effect, or (B) which, if subject to any restriction on assignment of rights to payment, is in effect on the date of execution of the Fifth Omnibus Amendment and all of the Receivables under such Contract that are subject to such restriction constitute assets as to which such restriction is not effective under 9-406 or 9-408 of the UCC, as applicable,[3] (iii) that was originated in accordance with the Credit and Collection Policy and (iv) that is substantially in the form of the Relocation Management Agreement referenced in Schedule 2.1 to the Purchase Agreement, with such Permitted Changes to such form as may be made by the Originator in the ordinary course of its business (or such other form as has been approved in writing by the Buyer and its successors and assigns);

[3]	Note: this clause is modified from the existing Kenosia documents to conform to revised Article 9 and the corresponding language in the Apple Ridge criteria.

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(b) an Equity Loan Agreement or Equity Loan Note (i) that has been duly executed and delivered by a Transferred Employee that is an Eligible Obligor and that is an employee of an Employer that is a party to a Pool Relocation Management Agreement (which Pool Relocation Management Agreement is then an Eligible Contract) and (ii) that is substantially in the form of Equity Loan Agreement referenced in the Pool Relocation Management Agreements listed in Schedule 2.1 to the Purchase Agreement or the form of Equity Loan Note referenced in the Pool Relocation Management Agreements listed in such Schedule 2.1, as applicable, with such Permitted Changes to such forms as may be made by the Originator in the ordinary course of its business (or, in either case, such other form as has been approved in writing by the Buyer and its successors and assigns);

(c) a Home Purchase Contract that (i) has been duly executed and delivered by a Transferred Employee of an Employer that is a party to a Pool Relocation Management Agreement (which Pool Relocation Management Agreement is then an Eligible Contract) and (ii) is substantially in the form of Home Purchase Contract referenced in the Pool Relocation Management Agreements listed in Schedule 2.1 to the Purchase Agreement, with such Permitted Changes to such form as may be made by the Originator in the ordinary course of its business (or such other form as has been approved in writing by the Buyer and its successors and assigns); or

(d) a Home Sale Contract that (i) was entered into by CRC under or in connection with a Pool Relocation Management Agreement (which Pool Relocation Management Agreement is then an Eligible Contract), (ii) has been duly executed and delivered by the applicable Ultimate Buyer and is in full force and effect and (iii) is substantially in the form of the contract of purchase and sale used in the area where the property is located, or on a form prescribed by CRC or the Servicer for that area, with such amendments and additions as may be reasonably negotiated to efficiently sell the Home.

Eligible Obligor:	An “Eligible Obligor” means each Obligor that satisfies the following eligibility criteria as of the date each Cartus Receivable of such Obligor is sold to CRC under the Purchase Agreement and each CRC Receivable of such Obligor is sold to the Issuer under the Receivables

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Purchase Agreement, as the case may be: (i) it is either a Governmental Obligor or a Corporate Obligor resident in the United States (including a United States division or branch of a Corporate Obligor organized in a jurisdiction outside of the United States, so long as such division or branch maintains a place of business in the United States to which all Pool Receivables are billed); (ii) it is not an affiliate of Cartus or CRC; (iii) it has been instructed by Cartus to make payments into one or more lockbox accounts maintained by the Servicer in the name of the Indenture Trustee; and (iv) it is not the subject of any voluntary or involuntary bankruptcy proceeding.

Eligible Receivable:	An “Eligible Receivable” means each Receivable that satisfies the following eligibility criteria: (i) the Obligor of which is an Eligible Obligor; (ii) that is denominated and payable only in US dollars; (iii) that, if a Cartus Receivable, was generated in the ordinary course of the Originator’s business; (iv) either (1) is a Cartus Receivable with respect to which all of the Originator’s right, title and interest has been validly transferred to the Buyer or the Issuer under and in accordance with the terms of the Purchase Agreement or the Fee Receivables Purchase Agreement, as applicable or (2) is a CRC Receivable and consists of an Equity Payment, Mortgage Payment or Mortgage Payoff made by CRC in respect of a CRC Home Purchase Agreement, (v) that arises under or in connection with a Pool Relocation Management Agreement that is then an Eligible Contract, (vi) that is not a Defaulted Receivable or a Concession; (vii) the purchase of which with the proceeds of the issuance of commercial paper constitutes a “current transaction” within the meaning of Section 3(a)(3) of the Securities Act of 1933; (viii) except in the case of an Equity Loan evidenced by an Equity Loan Note, that constitutes an “account” or a “general intangible” or “chattel paper” and not an “instrument” in each case within the meaning of the New York UCC; (ix) the transfer of which does not contravene or conflict with any Requirement of Law, or any Contractual Obligation or other restriction, limitation or encumbrance that applies to the Originator, CRC or the Issuer (including without limitation the related Contract in the case of a CRC Receivable), and the sale, assignment or transfer of which, and the granting of a security interest in which, does not require the consent of the Obligor thereof or any other Person other than any such consent that has been previously obtained and is in effect, provided that a Receivable arising out of a Relocation Management Agreement that is subject to a restriction on assignment may nonetheless be an Eligible Receivable if such restriction is not effective under 9-406 or 9-408 of the UCC, as applicable[4]; (x) that has not been compromised, adjusted, amended or otherwise modified (including by

[4]	Note: this clause is modified from the existing Kenosia documents to conform to revised Article 9 and the corresponding language in the Apple Ridge criteria.

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extension of time for payment or the granting of any discounts, allowances or credits) except in a manner that is permitted under the Servicing Agreement; (xi) that, together with the Contracts related thereto, conforms in all material respects with all applicable requirements of law, rules, regulations, orders, judgments, decrees and determinations of all courts and other Governmental Authorities; (xii) if a Cartus Receivable with respect to which the representations and warranties of the Originator (or with respect to any CRC Receivables, of CRC) are true and correct; (xiii) that represents a bona fide obligation arising under a Contract that has been duly authorized and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity; (xiv) that, in the case of a Receivable arising on account of any Equity Payment, Mortgage Payment, Direct Expenses, or any Service Fee or Finance Charge arising in connection with any of the foregoing, relates to an Eligible Home as to which (i) a Home Purchase Contract has been executed and delivered by the related Homeowner and CRC and constitutes the legal, valid and binding obligation of such Homeowner, (ii) a Home Deed has been executed and delivered by the related Homeowner in blank or naming CRC as transferee, (iii) such Home Purchase Contract and Home Deed have been delivered to and are then in the possession of the agent of CRC and (iv) with respect to which either no Mortgage is outstanding or, if a Mortgage is outstanding, no more than one monthly payment on such Mortgage is past due; (xv) that, in the case of a Receivable that arises from an Equity Loan, arose under an Equity Loan Agreement and an Equity Loan Note, each of which are Eligible Contracts and are then in the possession of the Servicer; (xvi) that, in the case of an Unbilled Receivable, represents the right to payment for services rendered; (xvi) that, in the case of a Billed Receivable, has been fully earned by performance; (xvii) that, in the case of a Receivable arising on account of any Direct Expenses or any Service Fee or Finance Charge arising in connection with any of the foregoing, is payable no more than 60 days after the invoice date. Some of the foregoing eligibility criteria may only apply to Receivables sold under the Receivables Purchase Agreement or Purchase Agreement and not to Receivables sold under the Fee Receivables Purchase Agreement, and vice-versa.

Borrowing Base

Borrowing Base limitations will be calculated by looking to the “Net Receivable Balance” described below and subtracting therefrom the required credit enhancement described below.

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Aggregate Receivable Balance:	“Aggregate Receivable Balance” shall mean, as of any date of determination, (a) the aggregate Unpaid Balance of the Fee Receivables and Pool Receivables arising under the Pool Relocation Management Agreements, calculated in the following manner: the Unpaid Balance will be reduced (without duplication), by (i) the amount of any funds received on account of or otherwise in connection with such Fee Receivable or Pool Receivable, including the amount of Home Sale Proceeds received with respect to the related Home (to the extent that they have not previously been applied to reduce the Unpaid Balance of the related Receivable) and (ii) the amount of any net gains on sales of Homes or other amounts (including without limitation rebates for referral fees, if any, and if allowed by law) that have not yet been remitted to the related Employer or the related Transferred Employee, to the extent required by the related Pool Relocation Management Agreement minus (b) the aggregate Unpaid Balance of all Pool Receivables and Fee Receivables that are not Eligible Receivables, but in the case of each amount calculated pursuant to clause (b) only to the extent such amounts have not already been subtracted in calculating such Aggregate Receivable Balance.

Net Receivables Balance:	The “Net Receivables Balance” as of any date will equal (i) the Aggregate Receivable Balance minus (ii) the Aggregate Adjustment Amount as of such date.

Aggregate Adjustment Amount:	The “Aggregate Adjustment Amount” will equal the sum of (a) the Overconcentration Amount, (b) the Geographic Overconcentration Amount and (c) the aggregate Unpaid Balance of all Unsold Home Receivables relating to Homes that have been owned by CRC for more than 365 days.

Overconcentration Amount:	The “Overconcentration Amount” shall mean, as of any date of determination, the sum of the amounts, with respect to each Corporate Obligor, of the excess, if any, of (i) the aggregate Unpaid Balance of all Fee Receivables (i.e., Receivables other than Unsold Home Receivables) owing by such Obligor over (ii) the Corporate Concentration Limit with respect to such Corporate Obligor.

Corporate Concentration Limit:	The “Corporate Concentration Limit” will equal: (a) with respect to the Fee Receivables attributable to each Corporate Obligor having a long term unsecured senior debt rating of “A” or better from Standard & Poor’s or “A2” or better from Moody’s, 10% of the Aggregate Receivable Balance, (b) with respect to the Fee Receivables attributable to each Corporate Obligor having a long term unsecured senior debt rating of less than “A” but “BBB” or better from Standard & Poor’s or less than “A2” but “Baa2” or better from Moody’s, 8% of the

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Aggregate Receivable Balance, (c) with respect to the Fee Receivables attributable to each Corporate Obligor having a long term unsecured senior debt rating of less than “BBB” but “BBB-” or better from Standard & Poor’s or less than “Baa2” but “Baa3” or better from Moody’s, 6% of the Aggregate Receivable Balance and (d) with respect to the Fee Receivables attributable to a Corporate Obligor which is not rated or which has a long term unsecured senior debt rating of less than “BBB-” from Standard & Poor’s or of less than “Baa3” from Moody’s , 5% of the Aggregate Receivable Balance; provided, that, the Purchaser may in its discretion approve any higher Corporate Concentration Limit for any Obligor under such terms and conditions which are acceptable to the Purchaser. If a Corporate Obligor is not rated but is the subsidiary of a rated entity, the parent’s rating or ratings shall for purposes of this definition, be deemed to be the ratings of the Corporate Obligor. If a Corporate Obligor’s rating results in two different Corporate Concentration Limits (because of differences in the ratings assigned by each of Standard & Poor’s and Moody’s), the Corporate Concentration Limit for such Corporate Obligor will be the lower of the two different Corporate Concentration Limits and if the Corporate Obligor is rated by Standard & Poor’s or by Moody’s, but not by both, the Corporate Concentration Limit shall be determined as if the Corporate Obligor were rated by both agencies at one level below its actual rating.

Geographic Overconcentration Amount:	The “Geographic Overconcentration Amount” as of any date of determination shall mean an amount equal to the sum of (a) the Excess ZIP Code Receivable Amount and (b) the Excess State Receivable Amount.

Excess State Receivable Amount:	“Excess State Receivable Amount” shall mean, as of any date of determination, an amount equal to the excess, if any of (a) the aggregate Unpaid Balance of all Eligible Receivables arising from or relating to all Homes with street addresses in a single state (for purposes of this definition, any U.S. territory or commonwealth and the District of Columbia shall each be deemed a single state), over (b) an amount equal to 15% of the Aggregate Receivable Balance as of the last day of such Monthly Period.

Excess ZIP Code Receivable Amount:	“Excess ZIP Code Receivable Amount” shall mean, as of any date of determination, an amount equal to the excess, if any of (a) the aggregate Unpaid Balance of all Eligible Receivables relating to all Homes with street addresses in the same ZIP code, over (b) an amount equal to 5% of the Aggregate Receivable Balance as of the last day of such Monthly Period.

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Defaulted Receivables:	A “Defaulted Receivable” is a Receivable that: (a) has been or should have been written off as uncollectible in conformity with the Credit and Collection Policy; or (b) is owed by an Obligor who is in insolvency proceedings or with respect to which an Event of Bankruptcy has occurred; or (c) has been billed and remains unpaid more than 120 days after the original due date thereof.

Required Credit Enhancement

Required Asset Amount:	“Required Asset Amount” shall mean, as of any date of determination, an amount equal to the sum of (a) the Outstanding Amount plus (b) the Required Overcollateralization Amount.

Required Enhancement Amount:	“Required Enhancement Amount” shall mean, as of any date of determination, an amount equal to the greater of (i) 15% of the Net Receivables Balance and (ii) the sum of the Fee Loss Reserve, the Loss-to-Acquisition Value Reserve, the Carrying Cost Reserve, the Yield Reserve, the Servicing Fee Reserve and the Unbilled USPS Loss Reserve; provided, however, that after the declaration or occurrence of an Amortization Event, the Required Enhancement Amount shall equal the Required Enhancement Amount in effect on the date of the declaration or occurrence of such Amortization Event.[5]

Required Over-collateralization Amount:	“Required Overcollateralization Amount” shall mean, as of any date of determination, the amount by which the Required Enhancement Amount exceeds the amount on deposit in the Principal Subaccount (as hereinafter defined).

Fee Loss Reserve:

The “Fee Loss Reserve” as of the end of each month will equal the percentage equivalent of the product of:

(i) the Applicable Stress Factor (as hereinafter defined), multiplied by

(ii) Fee Receivable Loss Horizon, multiplied by

(iii) the sum of (A) the highest Three Month Rolling Fee Concession Ratio plus (B) the highest Three Month Rolling Fee Loss Ratio, in each case for any calendar month over the twelve calendar months ended as of the immediately preceding calendar month, multiplied by

(iv) the Unpaid Balance of the Fee Receivables that are Eligible Receivables as of the last day of the most recently ended calendar month.

[5]	Note: this definition is modified from the existing Indenture to eliminate, for purposes of simplicity, the concept of a pool-wide Reserve Percentage.

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Fee Receivable Loss Horizon:	The Fee Receivable Loss Horizon shall mean a fraction, calculated as of the last day of the most recently ended calendar month, the numerator of which is equal to the aggregate Unpaid Balance of all Fee Receivables created by each of Cartus and CRC during the six most recently ended calendar months and the denominator of which is equal to the aggregate Unpaid Balance of Fee Receivables that are Eligible Receivables as of the end of the most recently ended calendar month.

Concession Ratio:	The “Concession Ratio” as of the end of each month will equal the quotient, expressed as a percentage, of (a) the aggregate amount of reductions to the Unpaid Balances of Fee Receivables due to Concessions occurring during such calendar month divided by (b) the aggregate Unpaid Balance of Fee Receivables that are Eligible Receivables as of the last day of such calendar month.[6]

Loss Ratio:	The “Loss Ratio” as of the end of each month will equal the quotient, expressed as a percentage, of (a) the aggregate Unpaid Balances of Fee Receivables that have become Defaulted Receivables during such calendar month[7] divided by (b) the aggregate Unpaid Balance of Fee Receivables that were generated during the sixth calendar month preceding such calendar month.

Three Month Rolling Fee Concession Ratio:	The “Three Month Rolling Fee Concession Ratio” for any calendar month will equal the rolling average of the Concession Ratios for each of the three calendar months preceding the prior calendar month.

Three Month Rolling Fee Loss Ratio:	The “Three Month Rolling Fee Loss Ratio” for any calendar month will equal the rolling average of the Loss Ratios for each of the three calendar months preceding the prior calendar month.

Loss-to-Acquisition Value Reserve:	The “Loss to Acquisition Value Reserve” shall mean, as of any date of determination, the percentage equivalent to the product of: (i) Either

[6]

Existing Kenosia documents use the phrase “such Fee Receivables” in the denominator of this definition and in the definition of “Loss Ratio”. We have deleted the word “such” to be clear that the denominator for purposes of this definition means all Fee Receivables that are Eligible as of month-end and for purposes of the Loss Ratio definition means all Receivables that were generated six months prior.

[7]

Note: the existing documents exclude from this calculation Receivables that have become defaulted due to insolvency of the related Obligor. That exclusion is being deleted so that the Loss Ratio going forward will include all Receivables that become Defaulted Receivables during the period in question.

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(a) If the Three Month Average Loss-to-Acquisition Value Ratio is 5.00% or less, the highest Three Month Average Loss-to-Acquisition Value Ratio for any calendar month over the twelve calendar months ended as of the immediately preceding calendar month;

Or

(b) If the Three Month Average Loss-to-Acquisition Value Ratio is greater than 5.00%, the sum of (A) 5.00% plus (B) the product of (1) the Applicable Stress Factor and (2) the amount by which the highest Three Month Average Loss-to-Acquisition Value Ratio for any calendar month over the twelve calendar months ended as of the immediately preceding calendar month exceeds 5.00%

Multiplied by

(ii) the Unpaid Balance of the KF Equity Receivables (as defined below) that are Eligible Receivables as of the last day of the most recently ended calendar month.

“KF Equity Receivables” means all Receivables arising out of or with respect to Equity Loans, Equity Payments, Mortgage Payments and Mortgage Payoffs unless such Receivables arose under a Guaranteed Government Contract.

Applicable Stress Factor

“Applicable Stress Factor” shall mean, as of any date of determination,

(i) as used in the calculation of any reserve other than the Carrying Cost Reserve, 2.25, and

(ii) as used in the calculation of the Carrying Cost Reserve, an amount calculated as follows: (1) 1.50 if the current month Weighted Average Inventory Hold Period (as defined below) is less than 120 days; (2) 1.75 if the current month Weighted Average Inventory Hold Period is greater than or equal to 120 days but not greater than 135 days; and (3) 2.25 if the current month Weighted Average Inventory Hold Period is greater than 135 days.

Loss-to-Acquisition Value Ratio:	“Loss-to-Acquisition Value Ratio” shall mean, for any calendar month and the KF Equity Receivables, the quotient, expressed as a percentage, of (a) for all related Homes sold during such calendar month, the aggregate of the amounts, if any, by which the purchase price of each such Home paid by the applicable Originator, exceeded the sale price for such Home received by the Servicer (the amount of any such excess

16

with respect to a Home for purposes of this definition being a “Loss”) divided by (b) the aggregate purchase prices paid for such Homes. The Loss-to-Acquisition Value Ratio for any calendar month shall be based on the net Losses for such calendar month, which is calculated to include any gains on the sale of such Homes during such calendar month.

Three Month Average Loss-to-Acquisition Value Ratio:	The “Three Month Average Los- to-Acquisition Value Ratio” for any calendar month will equal the average of the Loss-to-Acquisition Value Ratios for each of the three calendar months preceding the prior calendar month.

Concession Ratio:	The “Concession Ratio” as of the end of each month will equal the quotient, expressed as a percentage, of (a) the aggregate amount of reductions to the Unpaid Balances of such Fee Receivables due to Concessions occurring during such calendar month divided by (b) the aggregate Unpaid Balance of such Fee Receivables that are Eligible Receivables as of the last day of such calendar month.

Carrying Cost Reserve:

“Carrying Cost Reserve” shall mean, as of any date of determination:

the percentage equivalent of the product of:

(i) the greater of:

a. the Applicable Stress Factor and

b. a fraction, calculated as of the last day of the most recently ended calendar month, the numerator of which is equal to the maximum Weighted Average Inventory Hold Period for appraised value homes over the most recent 12 months, and the denominator of which is equal to the minimum Weighted Average Inventory Hold Period for appraised value homes in Inventory over the most recent 12 months multiplied by

(ii) the highest Three Month Average Carrying Cost Ratio for the twelve calendar months ended as of the immediately preceding calendar month, multiplied by

(iii) the Unpaid Balance of the KF Equity Receivables that are Eligible Receivables as of the last day of the current calendar month.

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Weighted Average Inventory Hold Period	“Weighted Average Inventory Hold Period” shall mean, for any Monthly Period, the average number of days the Homes have been owned by CRC as of the close of business on the last day of such Monthly Period, weighted by the aggregate purchase prices paid by CRC for such Homes.

Three Month Average Carrying Cost Ratio:	The “Three Month Average Carrying Cost Ratio” for any calendar month will equal the average of the Carrying Cost Ratios for each of the three calendar months preceding the prior calendar month.

Carrying Cost Ratio:	The “Carrying Cost Ratio” for any calendar month will equal a quotient, expressed as a percentage, of (a) the aggregate amount of acquisition, carrying costs and closing costs incurred during the related Weighted Average Inventory Hold Period divided by (b) the aggregate Unpaid Balance of the KF Equity Receivables as of the last day of such calendar month.

Yield Reserve:	“Yield Reserve” shall mean, as of any date of determination during an Interest Period, the quotient, expressed as a percentage, of (a) the product of (i) the sum of (A) 1.5% plus (B) the Calyon Libor Rate for the Interest Period in which such date occurs multiplied by (ii) the Outstanding Amount multiplied by (iii) Adjusted Days in Inventory as of the end of the current Monthly Period, divided by (b) 360.

Adjusted Days in Inventory:	“Adjusted Days in Inventory” shall mean, for any Monthly Period, the product of 2.25 times the Weighted Average Inventory Hold Period for such Monthly Period.

Servicing Fee Reserve:	The “Servicing Fee Reserve” shall mean, as of any date of determination, the product of (i) the Servicing Fee multiplied by (ii) a fraction, the numerator of which is the Adjusted Days in Inventory as of the end of the current Monthly Period and the denominator of which is 360, multiplied by (iii) the Aggregate Receivable Balance at the end of the most recent Monthly Period.

Unbilled USPS Receivable Loss Reserve:

The “Unbilled USPS Receivable Loss Reserve” shall mean, as of any date of determination, the percentage equivalent of the product of:

(i) the Applicable Factor multiplied by

(ii) a fraction, calculated as of the last day of the most recently ended calendar month, the numerator of which is equal to the aggregate Unpaid Balance of all Billed USPS Receivables created by each Originator during the twelve most recently ended calendar months, and the denominator of which is equal to the aggregate Unpaid Balance of Unbilled USPS Receivables that are Eligible Receivables as of the end of the most recently ended calendar month, multiplied by;

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(iv) the sum of (A) the highest Three Month Rolling Billed USPS Concession Ratio plus (B) the highest Three Month Rolling Billed USPS Loss Ratio, in each case for any calendar month over the twelve calendar months ended as of the immediately preceding calendar month, multiplied by

(v) the Unpaid Balance of the Unbilled USPS Receivables that are Eligible Receivables as of the last day of the most recently ended calendar month.

Billed USPS Receivable:	“Billed USPS Receivable” shall mean any Billed Receivable arising under a Guaranteed Government Contract and out of or with respect to Direct Expenses, Service Fees and Other Reimbursable Expenses and the right to payment of any and all Finance Charges with respect to any of the foregoing.

Unbilled USPS Receivable:	“Unbilled USPS Receivable” shall mean any Unbilled Receivable arising out of or with respect to Direct Expenses, Equity Loans, Equity Payments, Mortgage Payments and Mortgage Payoffs with respect to a Guaranteed Government Contract.

Billed USPS Concession Ratio:	“Billed USPS Concession Ratio” shall mean, for any calendar month and any Billed USPS Receivables, the quotient, expressed as a percentage, of (a) the aggregate amount of reductions to the Unpaid Balances of such Billed USPS Receivables due to Concessions occurring during such calendar month divided by (b) the aggregate Unpaid Balance of such Billed USPS Receivables that are Eligible Receivables as of the last day of such calendar month.

Three Month Rolling Billed USPS Concession Ratio:	“Three Month Rolling Billed USPS Concession Ratio” shall mean, for any calendar month, the rolling average of the Billed USPS Concession Ratios for each of the three calendar months preceding the prior calendar month.

Billed USPS Loss Ratio:	“Billed USPS Loss Ratio” shall mean, for any calendar month and any Billed USPS Receivables, the quotient, expressed as a percentage, of (a) the aggregate Unpaid Balance of such Billed USPS Receivables that have become Defaulted Receivables during such calendar month divided by (b) the aggregate Unpaid Balance of such Billed USPS Receivables generated during the sixth calendar month preceding such calendar month.

Three Month Rolling Billed USPS Loss Ratio:	“Three Month Rolling Billed USPS Loss Ratio” shall mean, for any calendar month, the rolling average of the Billed USPS Loss Ratios for each of the three calendar months preceding the prior calendar month.

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Purchase Agreement

On March 7, 2002 (the “Series 2002-1 Closing Date”), Cartus entered into the Purchase Agreement with CRC pursuant to which CRC purchased all of the Cartus Purchased Assets in a transaction intended to be a true sale and agreed to acquire all Cartus Receivables arising under the Pool Relocation Management Agreements thereafter and the Cartus Related Property in transactions which the parties intended to be treated as “true sales”. The Purchase Agreement permits Cartus to identify additional Contracts from time to time satisfying the eligibility criteria to become Pool Relocation Management Agreements under the Purchase Agreement. The Purchase Agreement contains such other terms and conditions as are customary for agreements of this type.

The purchase price for each Cartus Receivable will equal the fair market value thereof. On the Series 2002-1 Closing Date, CRC paid the purchase price for the Cartus Receivables with cash received from the Issuer under the Receivables Purchase Agreement. Thereafter, the purchase price of new Cartus Receivables has been and will be paid by CRC with cash received from the Issuer under the Receivables Purchase Agreement, and new CRC Receivables may be generated by CRC. Under the Purchase Agreement, Cartus also agrees to convey to CRC all right, title and interest it may have, if any, in, to and under any CRC Receivables, including all Related Property with respect thereto and rights, if any, to reimbursement or, or interest on, such CRC Receivables, and all proceeds thereof.

Purchases of Cartus Receivables under the Purchase Agreement are made without recourse except as provided in the Purchase Agreement. The Seller makes certain representations and warranties with respect to the Cartus Receivables and is liable to the extent of any misrepresentations and warranties. The Seller is also liable under the Purchase Agreement for the balance of all Cartus Receivables that are incorrectly designated as “Eligible Receivables” at the time of sale to CRC, as well as for any dilution or Concessions arising from the acts or omissions of Cartus. The Performance Guarantor will guarantee all of the Seller’s obligations under the Purchase Agreement pursuant to the Performance Guarantee.

The Purchase Agreement contains customary representations and warranties for facilities and transactions of this type, subject to customary knowledge and materiality limitations, including among others, corporate existence, good standing, sale of the Cartus Receivables, no conflicts with laws, charter documents or agreements, no adverse proceedings, compliance with contractual obligations and

20

laws, ownership and eligibility of the Cartus Receivables at the time of sale to CRC, absence of liens and security interests on the Cartus Receivables (other than certain permitted liens) at the time of sale to CRC, location of chief executive office and records, compliance with margin regulations, accuracy of information, solvency of the Seller, inapplicability of the 1940 Act, payment of taxes, potential existence of ERISA liens, forms of Pool Relocation Management Agreements, accounting treatment (solely as to intercompany purchases) and no “CRC Purchase Termination Event” (as hereinafter defined) with respect to Cartus under the Purchase Agreement.

The Purchase Agreement contains affirmative covenants usual for facilities and transactions of this type, subject to customary materiality limitations, including, among others, maintenance of corporate existence and rights, compliance with laws, performance of obligations, inspection of books and properties, keeping of books and records, compliance with Credit and Collection Policies, payment of taxes and other liabilities, accounting treatment (on an intercompany basis) of transfer of Cartus Receivables from Cartus to CRC as sales, maintenance of separate corporate existence of CRC (including requirement that CRC maintain an independent director), notice of CRC Purchase Termination Events, litigation and other adverse action, delivery of unaudited financial statements of the Seller, delivery of audited financials of the Performance Guarantor and its consolidated subsidiaries (provided that, if any such financial statements are made available via publicly Securities and Exchange Commission filings, such filings shall constitute adequate delivery of such statements); delivery of financials of the Performance Guarantor and its consolidated subsidiaries; and delivery of compliance certificates relating to the foregoing.

The Purchase Agreement contains negative covenants usual for facilities and transactions of this type, subject to customary materiality limitations, including among others, limitations on liens on Cartus Receivables, limitations on changes in business conducted by the Seller, limitations on changes in Credit and Collection Policies, limitations on changes to the Pool Relocation Management Agreements and limitations on changes in the Seller’s name. In addition, Cartus covenants not to (i) assert any interest in any Home or any Home Sale Proceeds, other than as Servicer, (ii) take any action that is inconsistent with the ownership of the Homes and the Home Sale Proceeds by CRC, (iii) account for the Homes or the Home Sale Proceeds as assets of Cartus, subject to GAAP or applicable tax laws, (iv) enter into any agreement with CRC or any Employee relating to the Homes or the Home Sale Proceeds, other than the Purchase Agreement and the Transfer and Servicing Agreement, respectively, (v) be a party to any Home Purchase Contract or any document, instrument, or agreement

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relating to the sale by CRC of a Home, unless it is expressly disclosed on the face of such document, instrument, or agreement to be acting as Servicer for and agent of CRC and not as principal, or be a party to any Home Sale Contract, (vi) enter into lines of business unrelated to its current business, (vii) sell any of its receivables except pursuant to the Purchase Agreement or pursuant to other securitization transactions (subject to conditions to be agreed upon, including delivery of acknowledgment letters from the participants in the other securitization transaction to the effect that they have no interest in the assets sold to CRC or the Issuer or (viii) incur debt for borrowed money or guarantee debt of its affiliates unless the relevant creditors deliver acknowledgment letters to the effect that, or the documents governing such debt otherwise provide that, such creditors will not claim any interest in the assets sold to CRC or the Issuer.[8]

The Purchase Agreement contains termination events (“CRC Purchase Termination Events”) that are customary for transactions of this type, including, but not limited to, violation of covenants, breach of any representation and warranty (other than any such breach relating to a Cartus Receivable that shall have been cured by the making of an adjustment payment), failure of the Purchase Agreement to be in full force and effect, the occurrence of an Amortization Event (as hereinafter defined) with respect to the Notes, the occurrence of certain events of bankruptcy, insolvency, conservatorship or receivership relating to the Performance Guarantor or the Seller, the failure of CRC to have a valid and perfected first priority ownership interest in the Cartus Receivables, the Home Sale Proceeds and the Cartus Related Property or the existence of tax or ERISA liens on the Cartus Receivables.

KF Purchase Agreement

On the Series 2002-1 Closing Date, the Issuer entered into the KF Purchase Agreement with Cartus pursuant to which the Issuer purchased all of the Originator Fee Receivables and KF Related Property and agreed to acquire all such Originator Fee Receivables and KF Related Property. The purchase price for each Originator Fee Receivable will equal the fair market value thereof and purchases of Originator Fee Receivables are made without recourse except as provided in the KF Purchase Agreement. The KF Purchase Agreement contains representations, warranties, affirmative covenants, negative covenants and termination events which are substantially similar to those set forth in the Purchase Agreement.

[8]

Note: to the extent any covenants in the existing Purchase Agreement, KF Purchase Agreement or Receivables Purchase Agreement are weaker than the analogous covenants in the Apple Ridge Purchase Agreement, Calyon reserves the right to request conforming amendments, whether or not such amendments are otherwise expressly stated herein.

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Receivables Purchase Agreement

On the Series 2002-1 Closing Date, CRC entered into the Receivables Purchase Agreement with the Issuer pursuant to which the Issuer purchased all of the CRC Purchased Assets and agreed to acquire all Pool Receivables arising under the Pool Relocation Management Agreements thereafter, the CRC Related Property and the Home Sale Proceeds. The Receivables Purchase Agreement contains such other terms and conditions as are customary for agreements of this type.

The purchase price for each Receivable will equal the fair market value thereof.

Purchases of Pool Receivables under the Receivables Purchase Agreement are made with limited recourse. CRC makes certain representations and warranties with respect to the creation of liens on the Pool Receivables and will be liable to the extent of any misrepresentations and breaches of such warranties.

The Receivables Purchase Agreement contains customary representations and warranties for facilities and transactions of this type, subject to customary knowledge and materiality limitations, including among others, corporate existence, good standing, sale of the Pool Receivables, no conflicts with laws, charter documents or agreements, no adverse proceedings, compliance with contractual obligations and laws, ownership of the Pool Receivables, absence of liens and security interests on the Pool Receivables (other than certain permitted liens), location of chief executive office and records, compliance with margin regulations, accuracy of information, solvency of CRC, inapplicability of the 1940 Act, payment of taxes, potential existence of ERISA liens, accounting treatment and no “KF Purchase Termination Event” (as hereinafter defined) under the Receivables Purchase Agreement.

The Receivables Purchase Agreement contains affirmative covenants usual for facilities and transactions of this type, subject to customary materiality limitations, including, among others, maintenance of corporate existence and rights, compliance with laws, performance of obligations, inspection of books and properties, keeping of books and records, payment of taxes and other liabilities, maintenance of separate corporate existence of CRC, notice of KF Purchase Termination Events, litigation and other adverse action.

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The Receivables Purchase Agreement contains termination events (“KF Purchase Termination Events”) that are customary for transactions of this type, including, but not limited to, violation of covenants, breach of any representation and warranty, failure of the Receivables Purchase Agreement to be in full force and effect, the occurrence of an Amortization Event with respect to any Notes, the occurrence of certain events of bankruptcy, insolvency, conservatorship or receivership relating to the Performance Guarantor or the Seller, the failure of the Issuer to have a valid and perfected first priority ownership or security interest in the Pool Receivables and the CRC Related Property or the existence of tax or ERISA liens on the Pool Receivables.

The Receivables Purchase Agreement contains negative covenants usual for facilities and transactions of this type, subject to customary materiality limitations, including among others, limitations on liens on Pool Receivables, limitations on changes in business conducted by CRC and limitations on changes in CRC’s name. In addition, CRC covenants not to (i) take any action that is inconsistent with its ownership of the Homes and the Home Sale Proceeds or (ii) enter into any agreement with Cartus or any Employee relating to the Homes or the Home Sale Proceeds, other than the Purchase Agreement and the Transfer and Servicing Agreement or the Home Sale Contracts, respectively.

Servicing Agreement

On the Series 2002-1 Closing Date, Cartus, CRC, the Trustee and the Issuer entered into the Servicing Agreement pursuant to which Cartus agreed to service the Pool Receivables on behalf of the Issuer and remarket, maintain and resell the Homes on behalf of CRC.

The Performance Guarantor will guarantee all of the Servicer’s obligations under the Transfer and Servicing Agreement pursuant to the Performance Guarantee.

Servicing:	Pursuant to the Servicing Agreement, the Servicer agrees to manage the servicing and administration of the Pool Receivables, the collection of the payments due under the Pool Receivables and charging off of any Pool Receivables as uncollectible, all in accordance with the Credit and Collection Policies. The Servicer is obligated to use commercially reasonable efforts to collect, consistent with its past practices, as and when the same becomes due, the amount owing on each Receivable.

The Servicer agrees to maintain, remarket and sell the Homes on behalf of CRC. In addition, the Servicer is obligated to make “Servicer Advances” in order to make Mortgage Payoffs, Direct Expenses, Mortgage Payments or Other Reimbursable Expenses in respect of the Homes owned by CRC, but only to the extent that it has determined in

24

its reasonable judgment that such Servicer Advances will be recoverable out of Collections on the Receivable arising as a result of such advance. The Servicer will be reimbursed for Servicer Advances first from Collections relating to the Homes with respect to which such Servicer Advances were made and, further, to the extent any such Servicer Advance has been determined to be nonrecoverable, from Collections on other Receivables. Under the terms of the Purchase Agreement, the Fee Receivables Purchase Agreement and the Receivables Purchase Agreement, the Receivables arising under the Pool Relocation Management Agreements in respect of Servicer Advances are conveyed to the Issuer and included in the Pool Receivables and the Pledged Assets.

The Servicer may not extend, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, rescind, cancel, amend or otherwise modify, the terms of, any Receivable, except in any such case, in accordance with the terms of the Credit and Collection Policies. If the Servicer adjusts the Aggregate Employer Balance of any Receivable due to Concessions made by the Servicer, the Servicer will make a payment to the Issuer in the amount of such reduction.

Collections:

“Collections” shall mean all funds that are received on account of or otherwise in connection with any Cartus Purchased Asset, including without limitation all funds received (a) from or on behalf of any Obligor in payment of or otherwise in respect of any Cartus Receivable included in the Cartus Purchased Assets, (b) from or on behalf of any Ultimate Buyer or any other Person in respect of Cartus Home Sale Proceeds, (c) from any other Person to the extent such funds were applied, or should have been applied, pursuant to any Contract to repay or discharge any Cartus Receivable or Cartus Related Asset included in the Cartus Purchased Assets (including without limitation insurance payments that any Transaction Party applies in the ordinary course of its business to amounts owed in respect of such Cartus Purchased Assets and the amount of any Equity Payments applied to repayment of Equity Loans), (d) from the Originator in respect of any obligation of the Originator under the Purchase Agreement or the Fee Receivables Purchase Agreement, as applicable, and (e) from Realogy in respect of any payments made by Realogy as Performance Guarantor under the Performance Guarantee.

All Collections (other than Home Sale Proceeds) are deposited directly into a lockbox account maintained by the Servicer in the name of the Indenture Trustee. CRC and the Servicer have each agreed to direct that all Home Sale Proceeds be deposited into a lockbox account in the name of the Indenture Trustee or into the Collection Account (as defined below under Allocations) within two days of the sale of the related Home. Within two business days of receipt in the lockbox,

25

Collections will be transferred to the Indenture Trustee for deposit into the Collection Account. Collections will not be deposited in any account of, and will not be commingled with the assets of, the Performance Guarantor, Cartus or any of their other affiliates. Upon the occurrence of an Amortization Event, the Majority Investors will have the right to direct the Trustee to take control of the lockbox accounts in order to redirect such payments directly into the Collection Account.[9]

Reporting Requirements:[10]	Required reporting will include (a) at any time after a Servicer Default has occurred, a statement (a “Daily Report”) delivered by the Servicer with respect to each business day setting forth total Collections deposited in the Collection Account on such business day and the amount of Collections to be withdrawn from the Collection Account and paid to the Seller on such business day; (b) at any time that the Leverage Ratio exceeds the level of Realogy’s Revolving Credit Facility’s leverage covenant less 0.25 (a “Weekly Reporting Trigger”), a required weekly report (a “Weekly Report”) delivered by the Servicer with respect to the end of the preceding week setting forth certain calculations of the Adjusted Aggregate Receivable Balance and certain other calculations provided that, if a Weekly Reporting Trigger occurs during the 2007 calendar year, Cartus will have 90 days from the discovery of such Weekly Reporting Trigger before it must commence weekly reporting and provided further that, with respect to the first such Weekly Reporting Trigger, if such event occurs after the 2007 calendar year, Cartus will have 45 days from the discovery of such Weekly Reporting Trigger before it must commence weekly reporting on account of such event; (c) a monthly reporting statement (a “Monthly Report”) delivered by the Servicer two business days (the “Determination Date”) preceding each Distribution Date setting forth the information required to be set forth therein under the Servicing Agreement and the Indenture; (d) quarterly compliance certificates; (e) annual delivery of an agreed-upon procedures letter from Protiviti or such other auditor acceptable to the Administrative Agent [with the next such letter being due on May 31, 2008][11]; (f) annual audited

[9]	This particular provision was added to Apple Ridge in 2005 and therefore may not appear in the Kenosia documents but will need to be added.

[10]

Note: the existing Kenosia Documents do not provide for reporting and audit rights on the same scope as exists in the Apple Ridge documents. The summary set forth herein is based on the proposed terms for Apple Ridge; to the extent that the existing Kenosia documents do not provide for the same degree of reporting and audits contemplated herein, the Kenosia documents will be modified accordingly to include provisions for such reporting and audits.

[11]	Cartus to confirm.

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financial statements of the Performance Guarantor and its consolidated subsidiaries; (g) quarterly unaudited financial statements of the Performance Guarantor and its consolidated subsidiaries; (h) annual and quarterly unaudited financial statements of the Servicer and its consolidated subsidiaries; (i) copies of any reports on Form 8-K filed by the Performance Guarantor with the Securities Exchange Commission that are routinely distributed to creditors of the Performance Guarantor; (j) notices of material legal proceedings, ERISA events and material adverse changes in the financial condition of the Performance Guarantor or its respective consolidated subsidiaries that would have a material adverse effect on the Notes; (k) notices of any Asset Amount Deficiency known to the Servicer, and (l) any other information reasonably requested by the Administrative Agent or any Managing Agent.

Audit Rights:	The Servicer will permit up to two audits annually on behalf of the Administrative Agent of the Servicer’s records and files relating to the Pool Receivables to be conducted upon reasonable notice during regular business hours by independent certified public accountants selected by the Administrative Agent which have agreed to follow the scope of an audit approved by the Administrative Agent; provided, however that, after the occurrence of a Servicer Default, the Agent and each Managing Agent will be permitted to conduct an audit of the Servicer’s records and files at any time and without limit as to number, upon reasonable notice during regular business hours, using independent certified public accountants selected by the Administrative Agent. The first audit in any year and any audit after the occurrence of a Servicer Default will be at the expense of the Servicer. The Administrative Agent will promptly furnish the Managing Agents with a copy of the audit report prepared in connection with each such audit.

Servicer Default:	The Servicing Agreement contains defaults (each a “Servicer Default”) that are customary for transactions of this type, subject to customary materiality limitations and grace periods, including, but not limited to, failure to deliver reports, failure to pay any amount required to be paid thereunder, violation of other covenants, breach of any representation and warranty, the occurrence of certain events of bankruptcy, insolvency, conservatorship or receivership relating to the Servicer, a cross default related to Realogy’s bank debt and other material indebtedness.

Servicer Termination:	In the event of any Servicer Default and so long as such Servicer Default remains unremedied, the Indenture Trustee may, and at the written direction of the Majority Investors, the Indenture Trustee will be obligated to, by notice then given in writing to the Servicer, terminate the rights and obligations of the Servicer under the Transfer and Servicing Agreement and to give notices to lockbox banks to

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forward collections directly to the accounts established under the Indenture. On the date that a successor Servicer has been appointed by the Indenture Trustee pursuant to the terms of the Transfer and Servicing Agreement, the authority and power of the Servicer under the Transfer and Servicing Agreement shall pass to and be vested in the successor Servicer. A successor Servicer may be appointed for the entire pool of Pool Receivables or for any subset of the Pool Receivables, as specified by the Majority Investors. “Majority Investors” will mean Noteholders holding more than 50% of the aggregate principal amount of the Notes outstanding. Each Managing Agent shall act as the representative of its related Conduit for purposes of giving any such directions, votes or consents.

Servicing Fee:	So long as the Servicer is Cartus, the Issuer will pay the Servicer as servicing compensation a monthly servicing fee (the “Servicing Fee”) equal to [0.75%] per annum (the “Servicing Fee Rate”) times the Aggregate Receivable Balance of all Pool Receivables as of the last day of such month. Cartus must represent that the Servicing Fee Rate is a market rate reflecting arms’ length terms. If Cartus is replaced as Servicer for all or any portion of the Pool Receivables, the successor Servicer will be compensated at such market rate as may be agreed between such successor Servicer and the Majority Investors.

Performance Guarantee

Pursuant to the Performance Guarantee, the Performance Guarantor guarantees the punctual performance of all of the Seller’s obligations under the Purchase Agreement, including, without limitation, its obligation to repurchase Pool Receivables as to which the Seller has breached a representation or warranty. The Performance Guarantor also guarantees the punctual performance of all of the Servicer’s obligations under the Servicing Agreement, including, without limitation, its obligation to make advances in respect of Home maintenance expenses, its obligation to deposit Home Sale Proceeds received by it into the Collection Account and its obligation to market the Homes from time to time.

Indenture

The Notes will be issued pursuant to the Indenture and will be secured under the Indenture by a first priority security interest in (i) the Issuer Assets, (ii) funds on deposit from time to time in the Collection Account and any accounts established under the Indenture and (iii) all proceeds of the foregoing (the “Pledged Assets”). The Notes will be limited recourse obligations of the Issuer, payable to the extent of the proceeds of the Pledged Assets.

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Distribution Date:	The [15th] day of each calendar month, or if the [15th] is not a business day, the succeeding business day (each, a “Distribution Date”).

Allocations:	Collections will be deposited by the Servicer in an account maintained in the name of the Indenture Trustee (the “Collection Account”) in accordance with the Servicing Agreement.

Representations, Warranties and Covenants of the Issuer:	The Indenture contains customary representations and warranties for facilities and transactions of this type, including among others, existence, good standing, no conflicts with laws, charter documents or agreements, no adverse proceedings, status of Indenture Trustee’s lien on the Collateral, compliance with contractual obligations and laws, filing of tax returns and payment of taxes, location of chief executive office and records, solvency of the Issuer, inapplicability of the 1940 Act, absence of liabilities and compliance with margin regulations.

The Indenture contains customary affirmative covenants for facilities and transactions of this type, including among others, delivery of annual management reports of the Issuer, inspection of books and properties, compliance with laws, notice of Amortization Event (as hereinafter defined), Termination Event or Event of Default, litigation and other adverse action, payment of taxes, maintenance of separate existence (including requirement that the Issuer maintain an independent director), maintenance of existence, property and rights and further assurances.

The Indenture contains customary negative covenants for facilities and transactions of this type, including among others, limitations on indebtedness, limitations on liens, limitations on guarantees, limitations on mergers, acquisitions and asset sales, limitations on restricted payments, limitations on changes in business, limitations on investments, limitations on entering into agreements, limitations on changing names or locations and limitations on amendments to the organizational documents.

Events of Default:	The Indenture contains customary events of default for facilities of this type, including among others, (a) The Issuer shall fail to make any payment of interest on the Notes when due and such failure shall remain unremedied for five Business Days; or (b) The Issuer shall fail to make any payment of the principal of the Notes when due and such failure shall remain unremedied for five Business Days; or (c) (i) The Issuer shall fail to perform or observe, as and when required, any term, covenant or agreement contained in the Indenture or any of the other transaction documents, (ii) such failure materially and adversely affects the rights of the Noteholders and (iii) such failure shall remain unremedied for 60 days after written notice thereof (specifying such failure and requiring it to be remedied and stating that such notice is a

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“Notice of Default” under the Indenture) shall have been given (A) to the Issuer by the Trustee or (B) to the Issuer and the Trustee by Noteholders evidencing at least 25% of the Outstanding Amount; or (d) (i) any representation or warranty made by the Issuer in this Indenture or any of the other transaction documents shall prove to have been untrue and incorrect in any material respect when made or deemed to have been made, (ii) such occurrence materially and adversely affects the rights of the Noteholders and (iii) such occurrence remains unremedied for 60 days after written notice thereof (specifying such failure and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture) shall have been (A) given to the Issuer by the Trustee or (B) to the Issuer and the Trustee by Noteholders evidencing at least 25% of the Outstanding Amount; or (e) An Insolvency Event shall have occurred with respect to the Issuer; or (f) The Commission or other regulatory body having jurisdiction reaches a final determination that the Issuer is required to be registered under the Investment Company Act.;

Upon the occurrence of an Event of Default specified in clause (e) or (f), the Notes will be immediately due and payable and upon the occurrence and continuance of any other Event of Default, the Indenture Trustee or the holders of Notes representing more than a majority of the principal amount of the Notes may declare all the Notes to be due and payable. If the Notes are accelerated, the Indenture Trustee may at the direction of the Noteholders (and shall, at the direction of Majority Investors) exercise certain remedies provided that, following the occurrence and continuance of an Event of Default specified in clause (a) or (b) above, the Indenture Trustee may not sell or otherwise liquidate the Issuer Assets unless (A) the holders of 100% of the Notes consent thereto; (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to pay in full all principal of, and interest on, the Notes or (C) the Indenture Trustee determines that the Issuer Assets will not continue to provide sufficient funds for payment of principal of, and interest on, the Notes as they would have become due if the Notes had not been declared due and payable and the Indenture Trustee obtains the consent of holders of Notes evidencing at least 66 2/3% of the Outstanding Principal Amount.

Amortization Events:	The Indenture will contain certain “Amortization Events,” including: (i) failure on the part of the Issuer to pay principal of and interest or certain other amounts, which failure remains unremedied for five business days[12] or (ii) failure on the part of the Issuer duly to comply with law or perform or observe certain negative covenants and agreements, or (iii)

[12]	Note: changed from three business days (in existing documents) to conform to Apple Ridge.

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failure on the part of the Issuer duly to perform or observe any other covenants or agreements of the Issuer set forth in the Indenture, which failure has a material adverse effect and which failure continues unremedied for a period of 30 days; (iv) certain representations and warranties made by the Issuer (i.e., those relating to enforceability of the Indenture, validity of the liens thereunder and absence of conflict with other agreements) prove to have been incorrect in any material respect when made, or (vi) any representation or warranty made by the Issuer therein proves to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of 30 days, in each case, after the date on which an officer of the Issuer knew or with reasonable diligence would have known of such failure; (vii) a Servicer Default has occurred under the Servicing Agreement and remains unremedied for a period of five Business Days; (viii) a Purchase Termination Event under either the Purchase Agreement, Receivables Purchase Agreement or Fee Receivables Purchase Agreement has occurred and, in each case, remains unremedied for a period of five Business Days; (ix) an Event of Default or a Funding Termination Date shall have occurred; (x) the failure to vest and maintain in the Trustee a perfected first priority security interest in the Pledged Assets; (xi) an Event of Bankruptcy shall occur with respect to the Issuer, the Performance Guarantor, Cartus or CRC’ (xii) a default occurring with respect to bank debt of the Servicer or the Performance Guarantor where the amount or amounts of such indebtedness exceeds $25,000,000 (or the equivalent thereof in any other currency) in the aggregate; (xiii) exclusive control of any Lockbox Account has not been transferred to the Administrative Agent upon request; (xiv) the Three Month Rolling Fee Concession Ratio shall exceed 1.5%; (xv) the Three Month Rolling Default Ratio shall exceed 12.5%; (xvi) the Three Month Average Loss-to-Acquisition Value Ratio shall exceed 10%; (xvii) any Pool Relocation Management Agreement is terminated for any reason, if the aggregate Unpaid Balance of Receivables arising under such Pool Relocation Management Agreement represent more than 30% of the Aggregate Receivables Balance, in each case as of the date such Pool Relocation Management Agreement is terminated; (xviii) the Three Month Weighted Average Inventory Hold Period exceeds [150] days; (xix) the Six Month Weighted Average Inventory Hold Period exceeds [135] days; (xx) Realogy shall have breached its financial covenants in its senior credit facility, (xxi) the Performance Guarantee is rescinded or shall cease to be the valid, binding and enforceable obligation of Realogy, or Realogy shall deny liability thereunder or default in the payment of performance thereunder or (xxii) a Change in Control.

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A “Change in Control” shall mean any of: (i) CRC and the Issuer ceasing to be wholly-owned by Cartus, (ii) Cartus ceasing to be owned by Realogy, (iii) Apollo Management LLP and/or funds controlled by it ceasing to own a majority of Realogy’s voting stock other than by reason of an initial public offering or (iv) any other person becoming the majority owner of Realogy’s voting stock, subject to revision based on the corresponding definition in Realogy’s revolving credit agreement.

Other Terms of the Notes

Maximum Principal Amount:	$175,000,000. The Issuer may, on thirty days’ notice to the Agent, reduce the Maximum Principal Amount from time to time in an amount not less than $5,000,000, provided the Maximum Principal Amount may not be reduced to an amount less than the outstanding principal amount of the Notes.

Interest:	To the extent funding of the Notes is provided by the Conduit from the issuance of commercial paper, interest shall be payable at the Conduit’s CP Rate plus 1.0% per annum and shall be paid in arrears on the last day of each Interest Period. To the extent funding of the Notes is provided by the Committed Purchasers, interest shall be payable at a per annum rate equal to one-month LIBOR plus a spread to be set forth on a grid set forth in the Note Purchase Agreement, and shall be paid in arrears on the last day of each Interest Period, provided, however, if LIBOR funding is not available, interest shall be payable at the Committed Purchaser’s prime rate in effect from time to time and shall be paid in arrears on each Distribution Date. All interest is due and payable monthly on each Distribution Date and each Conduit or its Managing Agent shall notify the Servicer, the Issuer and the Trustee, five days after the end of each Interest Period, of the total amount of interest to be paid on the next Distribution Date.

CP Rate:	With respect to each Interest Period, the sum of (i) the rate at which commercial paper notes having a term equal to such Interest Period are issued by the Conduit to fund or maintain the Notes (including commercial paper notes issued to funds accrued and unpaid discount) plus (ii) the commissions and charges of placement agents or commercial paper dealers with respect to such commercial paper notes.

Interest Period:

“Interest Period” shall mean, with respect to each Tranche:

(a) initially, the period commencing on the date such Tranche is funded and ending such number of days thereafter selected by the Issuer and approved by the Administrative Agent; and

(b) thereafter, each period commencing on the last day of the immediately preceding Interest Period for such Tranche and ending such number of days thereafter selected pursuant to clause (a) above;

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in each case, provided that

(i) any Interest Period that otherwise would end on a day that is not a Business Day shall be extended to the next succeeding Business Day; provided, however, that if such Interest Period relates to a Eurodollar Tranche and such next succeeding Business Day would cause the Interest Period to end in the next calendar month, such Interest Period shall end on the next preceding Business Day; and

(ii) any Interest Period that otherwise would end beyond the Final Stated Maturity Date shall end on the Final Stated Maturity Date.

Unless otherwise approved by the Administrative Agent, an Interest Period shall be (i) one calendar month with respect to any CP Tranche or Base Rate Tranche and (ii) one, two or three months with respect to any Eurodollar Tranche.

Commitment Fee:

During the Revolving Period, the Issuer shall pay the Agent (for the account of the Bank) a commitment fee on the unused portion of the Maximum Principal Amount at the applicable rate set forth below, payable on each Distribution Date in arrears.

If the outstanding principal of the Notes is 80% or more of the Maximum Principal Amount, then the Commitment Fee rate shall equal 30 bps.

If the outstanding principal of the Notes is less than 80% but 70% or more of the Maximum Principal Amount, then the Commitment Fee rate shall equal 37.5 bps.

If the outstanding principal of the Notes is less than 70% but 60% or more of the Maximum Principal Amount, then the Commitment Fee rate shall equal 45 bps.

If the outstanding principal of the Notes is less than 60% of the Maximum Principal Amount, then the Commitment Fee rate shall equal 52.5 bps.

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Final Stated Maturity Date:	The Distribution Date occurring in the 15th month following the month in which the Amortization Period commenced.

Revolving Period:	The period beginning on the issuance date of the Notes and ending on the earliest to occur of (i) the fifth anniversary of the date the Notes are assigned to Calyon and (ii) the close of business on the business day immediately preceding the day on which an Amortization Event has occurred with respect to the Notes.

Amortization Period:	The period beginning at the close of business on the last day of the Revolving Period and ending on the day on which payment in full has been made of the principal amount of the Notes plus accrued and unpaid interest thereon plus any increased costs, fees, expenses and other amounts payable to the Conduits, the Banks, the Managing Agents or the Administrative Agent pursuant to the Indenture or the Note Purchase Agreement.

Increases in Principal Amount:	At any time during the Revolving Period, the Issuer may, on two Business Days’ notice to the Agent, request an increase in the outstanding principal amount of the Notes in an amount not less than $1,000,000. Subject to the conditions precedent that on the date of such requested increase, and immediately after giving effect thereto, (i) no Amortization Event or incipient Amortization Event shall exist, and (ii) the outstanding principal amount of the Notes shall not exceed the Maximum Principal Amount, each Conduit, on a discretionary basis, may fund such increase, and if such Conduit does not fund such increase, the Banks acting as liquidity providers to such Conduit on a committed basis will fund such increase.

Decreases in Principal Amount:	At any time during the Revolving Period, the Issuer may, on three Business Days’ notice to the Agent, decrease the outstanding principal amount of the Notes, in an amount not less than $1,000,000, provided that on the date of such decrease, and immediately after giving effect thereto, no Amortization Event or incipient Amortization Event shall exist. On the date of such decrease, the Issuer shall apply the amount of such decrease to pay the principal of the Notes and, unless an Interest Period in an amount at least equal to such decrease ends on such date, the Issuer shall also pay to the relevant Managing Agent (for the account of the Conduit and/or the Bank) the amount of any breakage costs incurred by the Conduit or the Bank in connection with such decrease.

Principal	During the Revolving Period, except as provided above in connection with Decreases in Principal Amount or as a result of an Asset Amount Deficiency no payments of principal will be made on the Notes and all Collections allocated to the Principal Subaccount (as hereinafter defined) will be reinvested in new Pool Receivables.

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During the Amortization Period, all Collections allocated to the Principal Subaccount will be applied to pay the principal of the Notes on each Distribution Date thereafter.

Increased Costs:	Protection against increased costs, changes in capital adequacy, accounting changes, changes in taxes and LIBOR reserves will be afforded by the Issuer to the Conduit and the Bank (including their assignees) and will be payable from Collections.

Indemnification:	Issuer shall indemnify the holders of the Notes and the Agent against all liabilities, damages or losses associated with the transaction (“Losses”), excluding however (i) Losses to the extent resulting from the gross negligence or willful misconduct of the indemnified party and (ii) recourse for Pool Receivables which are uncollectible solely due to the Obligor’s financial inability to pay.

Allocation of Collections:	Collections will be allocated to the Expense Subaccount on each Deposit Date to the extent necessary to fund the applications described below under Interest and Other Payments.

Asset Amount Deficiency:	An “Asset Amount Deficiency” will occur with respect to the Notes if the Net Receivables Balance is less than the Required Asset Amount.

Interest and Other Payments:

On each Distribution Date (and, if different, on each Interest Payment Date as well), amounts in the Expense Subaccount will be applied as follows:

(1) to pay accrued and unpaid monthly interest, plus any interest shortfall previously accrued and not reimbursed plus any Additional Interest previously accrued and not reimbursed

(2) to pay accrued and unpaid Monthly Program Fees, together with all accrued and unpaid Yield Protection Amounts, Breakage Amounts and Indemnity Amounts; and

(3) to pay accrued and unpaid Servicing Fees.

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Conditions to Closing	Usual for facilities and transactions of this type, including but not limited to delivery of financial and statistical information with respect to the Pool Receivables; delivery of an agreed-upon procedures letter from Protiviti or such other auditor acceptable to the Administrative Agent relating to the Pool Receivables and Cartus’ systems data relating thereto and the historical financial information with respect thereto; satisfactory completion of due diligence (including review of Purchase Agreement, Receivables Purchase Agreement, Fee Receivables Purchase Agreement, Servicing Agreement and Indenture) and credit approval by the Banks; confirmation of the Conduit’s ratings (giving effect to the transaction); payment to Calyon of the up-front fee; accuracy of representations and warranties; absence of defaults, termination events or creation of liens under debt instruments or other agreements as a result of the transactions contemplated hereby; evidence of authority; execution and delivery of mutually satisfactory amendments and other documents; delivery of appropriate legal opinions, including, without limitation, a substantive nonconsolidation opinion, a “true sale” opinion as described above, and opinion relating to the transfers of the Pool Receivables under the applicable Uniform Commercial Code, an opinion as to the Indenture Trustee’s security interest in the Collateral under the applicable Uniform Commercial Code and an opinion that the Notes will be treated as debt for federal income tax purposes; required consents of all persons; compliance with applicable laws and regulations (including Federal Reserve margin regulations); absence of occurrence of any event or events, which, taken as a whole, have had, or would reasonably be expected to have, a material adverse effect on the business, assets, operations, properties, financial condition, contingent liabilities or material agreements and licenses of the Performance Guarantor and its consolidated subsidiaries, taken as a whole; and payment of fees and expenses.

Miscellaneous

Expenses:	The Issuer will reimburse the Conduits, the Banks, the Managing Agents and the Administrative Agent for all reasonable out-of-pocket expenses (including but not limited to expenses incurred in connection with reasonable due diligence and the reasonable fees and disbursement of counsel) incurred by them in connection with the Notes.

Assignability:	Each Conduit may assign all or a portion of its interest in the Notes to any other commercial paper conduit sponsored by its Managing Agent or to any Bank. Each Bank may assign all or a portion (not less than $10,000,000) of its interest in the Notes (including its commitment to make Increases in Principal Amount) its affiliates or to any financial or other institution acceptable to the Administrative Agent, whereupon

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such affiliate or institution shall become a “Bank” under the Indenture. Each Bank, in addition to providing a commitment to the Issuer to purchase Increases in Principal Amount during the Revolving Period, also provides a committed liquidity facility to the Conduit.

Accounting and Tax Treatment:	The Issuer is a consolidated subsidiary of Realogy and the Notes will therefore be reflected as indebtedness under Realogy’s consolidated balance sheet for GAAP purposes as well as for federal income tax purposes.

Governing Law:	New York.

Counsel to Seller and Issuer:	Orrick, Herrington & Sutcliffe LLP

Counsel to Agent:	Sidley Austin LLP

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EXHIBIT D

Form of Subordinated Note

(Exhibit A to Indenture)

KENOSIA SUBORDINATED NOTE

April 10, 2007

1. Note. FOR VALUE RECEIVED, the undersigned, KENOSIA FUNDING, LLC, a Delaware limited liability company (“Kenosia”), hereby unconditionally promises to pay to the order of CARTUS CORPORATION, a Delaware corporation (“Cartus”), in lawful money of the United States of America and in immediately available funds, on the day following the Final Payout Date, the aggregate unpaid principal sum outstanding of all loans (each a “Subordinated Loan”) made from time to time by Cartus to Kenosia pursuant to and in accordance with the terms of this note (the “Subordinated Note”). Kenosia is a party to that certain Receivables Purchase Agreement dated as of March 7, 2002 between Cartus Relocation Corporation and Kenosia (as amended, restated, supplemented, or otherwise modified from time to time, the “Receivables Purchase Agreement”) and that certain Fee Receivables Purchase Agreement dated as of March 7, 2002 between Cartus and Kenosia (as amended, restated, supplemented, or otherwise modified from time to time, the “Fee Receivables Purchase Agreement”). Under the Receivables Purchase Agreement Kenosia from time to time purchases Seller Assets (as such term is defined in the Receivables Purchase Agreement), and under the Fee Receivables Purchase Agreement, Kenosia from time to time purchases Originator Fee Assets (as such term is defined in the Fee Receivables Purchase Agreement). Kenosia may from time to time request advances under this Note for the purpose of paying, in whole or in part, the purchase price of such Seller Assets and/or Originator Fee Assets. Kenosia has also entered into that Indenture dated as of March 7, 2002 between Kenosia and The Bank of New York, as Trustee and as Paying Agent, Authentication Agent and Transfer Agent and Registrar (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) and pursuant to the Indenture has issued its Secured Variable Funding Notes, Series 2002-1 (the “Series 2002-1 Notes”). All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given to such terms in the Indenture, the Receivables Purchase Agreement or the Fee Receivables Purchase Agreement, as applicable. No advance shall be made hereunder on any date if the aggregate principal amount outstanding hereunder on such date, after giving effect to such advance, plus the aggregate amount then outstanding under the Series 2002-1 Notes, would exceed an amount equal to 90% of the total assets of Kenosia. Proceeds of any loan hereunder shall be used solely for the purposes of paying the purchase price of the Seller Assets and the Originator Fee Assets.

As used in this Subordinated Note, “Final Payout Date” shall be the later of the Final Payout Date as defined in the Receivables Purchase Agreement and the Final Payout Date as defined in the Fee Receivables Purchase Agreement.

2. Agreement to Make Advances. Subject to the limitations set forth herein, Cartus may, from time to time, in its sole discretion, make a Subordinated Loan requested by Kenosia on or prior to the Funding Termination Date for the sole purpose of purchasing Seller Assets under the Receivables Purchase Agreement and/or Originator Fee Assets under the Fee Receivables Purchase Agreement.

3. Interest. Kenosia further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to LIBOR plus 2.25%; provided, however, that if Kenosia defaults in the payment of any principal hereof, Kenosia promises to pay, on demand, interest at the Prime Rate plus 2.00% per annum on any such unpaid amounts, accrued with respect to each Interest Period from the date such payment is due to the date of actual payment. LIBOR shall be determined on each LIBOR Determination Date on the basis of the rate for deposits in United States dollars for a one-month period which appears on the Reuters Screen LIBOR01 Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on LIBOR01 Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates quoted to Cartus by four major banks in the London interbank market selected by Cartus as the rates at which deposits in United States dollars are offered on that day to prime banks in the London interbank market for a one-month period. Interest shall be payable on the Distribution Date in each month in arrears. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the day after the Final Payout Date, and may be repaid or prepaid at any time without premium or penalty.

LIBOR Determination Date means the second London Business Day prior to the commencement of the second and each subsequent Interest Period. A London Business Day is any Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close. An Interest Period is the period beginning on and including the Distribution Date immediately preceding such Distribution Date ; provided that the first Interest Period shall begin on and include April 10, 2007 and end on and exclude May 15, 2007. A Distribution Date means May 15, 2007 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

The “Prime Rate” means the rate of interest announced as such from time to time by Calyon Corporate and Investment Bank, New York Branch.

4. Principal Payments. Cartus is authorized and directed by Kenosia to enter in its books and records the date and amount of each loan made by it that is evidenced by this Subordinated Note and the amount of each payment of principal made by Kenosia and, absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Cartus to make any such entry or any error therein shall expand, limit or affect the obligations of Kenosia hereunder.

5. Subordination. The indebtedness evidenced by this Subordinated Note is subordinated to the prior payment in full of all of Kenosia’s recourse obligations under the Indenture. The subordination provisions contained herein are for the direct benefit of, and may be enforced by Kenosia’s successors and assigns and/or any of their respective assignees including the Trustee (collectively, the “Senior Claimants”) under the Indenture. Until the date after the Final Payout Date on which all amounts owed by Kenosia under the Indenture have been paid in full and all other obligations of Kenosia thereunder (all such obligations, collectively, the “Senior Claims”) have been indefeasibly paid and satisfied in full, Cartus shall

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not demand, accelerate, sue for, take, receive or accept from Kenosia, directly or indirectly, in cash or other property or by set-off or any other manner (including without limitation from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same; provided, however, that (i) Cartus hereby agrees that it will not at any time institute against Kenosia or join in any institution against Kenosia, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Subordinated Note until the expiration of one year and one day has elapsed after the after payment in full of all Senior Claims and (ii) nothing in this paragraph shall restrict Kenosia from paying, or Cartus from requesting payments under this Subordinated Note from funds which are released to Kenosia free and clear of the lien of the Indenture and provided, further, that the making of such payment would not otherwise violate the terms and provisions of the Indenture. Should any payment, distribution or security or proceeds thereof be received by Cartus in violation of the immediately preceding sentence, Cartus agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Trustee for the benefit of the Senior Claimants.

6. Bankruptcy; Insolvency. Upon the occurrence of any Insolvency Proceeding involving Kenosia as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due under the Indenture (whether or not any or all of such amount is an allowable claim in any such proceeding) before Cartus is entitled to receive payment on account of this Subordinated Note and, to that end, any payment or distribution of assets of Kenosia of any kind or character, whether in cash, securities or other property in any applicable Insolvency Proceeding which would otherwise be payable to, or deliverable upon or with respect to, any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) pursuant to the Indenture for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied. As used in this Subordinated Note, “Insolvency Proceeding” means mean, with respect to any Person, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law or any other proceeding of the type described in the definition of Event of Bankruptcy in the Indenture, whether voluntary or involuntary.

7. Limitation on Recourse. Notwithstanding any provision in this Subordinated Note to the contrary, the obligation of Kenosia to pay any amounts owing under this Subordinated Note shall be limited solely to Available Amounts as defined in this Section 7. In the event that amounts payable under this Subordinated Note exceed the Available Amounts, the excess of the amounts due hereunder over the Available Amounts paid shall not constitute a “claim” against Kenosia under Section 101(5) of the Federal Bankruptcy Code until such time as Kenosia has Available Amounts. “Available Amounts” means Pool Collections, Fee Collections, any funds released to Kenosia under the Indenture or otherwise not subject to the lien of the Indenture, and other amounts which are not, under the terms of the Indenutre, required to be distributed to or held by the Trustee for the benefit of the holders of the Notes and each Liquidity Party, to the extent that such amounts are available for distribution to Kenosia.

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7. GOVERNING LAW. THIS SUBORDINATED NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.

8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Cartus additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

[The remainder of this page has been left blank intentionally]

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9. Assignment. Prior to the satisfaction and discharge of the Indenture pursuant to Article IV thereof, this Subordinated Note may not be assigned, pledged or otherwise transferred to any party.

KENOSIA FUNDING, LLC

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	Senior Vice President and Chief Financial Officer

Acknowledged and agreed:

CARTUS CORPORATION

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	Senior Vice President and Chief Financial Officer

Schedule I to the

Collateral Agreement

EQUITY INTERESTS

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Realogy Corporation	1	Domus Intermediate Holdings Corp. - 100%	100	Common Stock
AFS Mortgage	20	Realogy Operations, Inc. - 100%	100,000	Common Stock
C21 TM Corp.	15	Realogy Intellectual Property Holdings I, Inc. - 50%	3,750	Class A Common Stock
	16	Realogy Intellectual Property Holdings II, Inc. - 50%	3,750	Class B Common Stock
CB TM Corp.	5	Realogy Intellectual Property Holdings I, Inc. - 50%	10,000	Common Stock
	6	Realogy Intellectual Property Holdings II, Inc. - 50%	10,000	Common Stock
Century 21 Real Estate LLC	9	Realogy Services Group LLC - 100%	1,000	Membership Units
CGRN, Inc.	4	Realogy Services Group LLC - 100%	100	Common Stock
Coldwell Banker Corporation	21	Realogy Services Group LLC - 100%	100	Common Stock
Coldwell Banker Real Estate Corporation	3	Coldwell Banker Corporation - 100%	1,000	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
ERA Franchise Systems, Inc.	4	Realogy Services Group LLC - 100%	100	Common Stock
ERA General Agency Corporation	8	ERA Franchise Systems, Inc. - 100%	500	Common Stock
ERA General Agency of New Jersey, Inc.	1	ERA General Agency, Corporation - 100%	100	Common Stock
ERA TM Corp.	22	Realogy Intellectual Property Holdings I, Inc. - 50%	50,000	Common Stock
	23	Realogy Intellectual Property Holdings II, Inc. - 50%	50,000	Common Stock
FedState Strategic Consulting, Incorporated	4	Realogy Operations, Inc. - 100%	100	Common Stock
FSA Membership Services, LLC	1	Realogy Services Group LLC - 100%	100	Membership Units
Oncor International LLC	2	Realogy Franchise Group, Inc. - 100%	100	Membership Units
Realogy Franchise Finance, Inc.	6	Realogy Services Group LLC - 100%	100	Common Stock
Realogy Franchise Group, Inc.	2	Realogy Services Group LLC - 100%	100	Common Stock
Realogy Global Services, Inc.	5	Realogy Services Group LLC - 100%	10	Common Stock
Realogy Intellectual Property Holdings I, Inc.	2	Realogy Services Group, LLC - 100%	100	Common Stock
Realogy Intellectual Property Holdings II, Inc.	2	Realogy Services Group, LLC - 100%	100	Common Stock
Realogy Licensing, Inc.	5	Realogy Services Group LLC - 100%	100	Common Stock
Realogy Operations, Inc.	5	Realogy Services Group, LLC - 100%	18,578	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Realogy Services Group, LLC	2	Realogy Corporation - 100%	100	Membership Units
Realogy Services Venture Partner, Inc.	3	Realogy Services Group LLC - 100%	100	Common Stock
Sotheby’s International Realty Affiliates, Inc.	4	Realogy Services Group LLC - 100%	100	Common Stock
Sotheby’s International Realty Licensee Corporation	4	Realogy Services Group LLC - 100%	100	Common Stock
Cartus Corporation	5	Realogy Services Group LLC - 100%	850	Common Stock
Cartus Partner Corporation	2	Cartus Corporation - 100%	100	Common Stock
A Market Place, Inc.	2	Coldwell Banker Residential Brokerage Company - 100%	500	Common Stock
Allmon, Tiernan & Ely, Inc.	7	NRT New York, Inc. - 100%	6	Common Stock
Alpha Referral Network, Inc.	5	Coldwell Banker Residential Referral Network (a California corporation) - 100%	1,000	Common Stock
Associated Client Referral Corp.	2	NRT Mid-Atlantic, Inc. - 100%	500	Common Stock
Associates Investments	38	Realogy Services Group LLC - 100%	11,660,363	Common Stock
Associates Realty Network	40	Associates Realty, Inc. - 100%	200	Common Stock
Associates Realty, Inc.	38	Associates Investments - 100%	67,000	Common Stock
Batjac Real Estate Corp.	2	Coldwell Banker Real Estate Services, Inc. - 100%	10	Common Stock
Bob Tendler Real Estate, Inc.	1	Coldwell Banker Residential Real Estate, Inc. - 100%	100	Common Stock
Burgdorff Referral Associates, Inc.	6	NRT Incorporated - 100%	200	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Burnet Realty, Inc. (a Minnesota corporation)	6	NRT Incorporated - 100%	10,000	Common Stock
Burnet Realty Inc. (a Wisconsin corporation)	6	NRT Incorporated - 100%	2,000	Common Stock
Career Development Center, LLC	2	NRT Arizona, Inc. - 100%	100	Common Stock
CDRE TM Corp.	1	NRT Incorporated - 100%	100	Common Stock
Coldwell Banker Commercial Pacific Properties, Ltd.	1	NRT Incorporated - 100%	100,000	Common Stock
Coldwell Banker King Thompson Auction Services, Inc.	1	Coldwell Banker Residential Real Estate, Inc. - 100%	100	Common Stock
Coldwell Banker Pacific Properties, Ltd.	CV-18	Coldwell Banker Real Estate Services, Inc. - 100%	10,000,000	Common Stock
	NV-7		1,990,000,000
Coldwell Banker Real Estate Services, Inc.	2	Coldwell Banker Residential Real Estate, Inc. - 100%	100	Common Stock
Coldwell Banker Real Estate, Inc.	2	Coldwell Banker Residential Real Estate, Inc. - 100%	920	Common Stock
Coldwell Banker Residential Brokerage Company	9	Coldwell Banker Residential Brokerage Corporation - 100%	1,000	Common Stock
Coldwell Banker Residential Brokerage Corporation	5	NRT Incorporated - 100%	100	Common Stock
Coldwell Banker Residential Brokerage Insurance Agency of Maine, Inc.	3	NRT Insurance Agency, Inc. - 100%	100	Common Stock
Coldwell Banker Residential Brokerage Pardoe, Inc.	1	NRT Incorporated - 100%	100	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Coldwell Banker Residential Brokerage, Inc.	1	NRT Incorporated - 100%	1,000	Common Stock
Coldwell Banker Residential Real Estate Services of Wisconsin, Inc.	1	Coldwell Banker Residential Real Estate, Inc. - 100%	1,000	Common Stock
Coldwell Banker Residential Real Estate, Inc.	4	Coldwell Banker Residential Brokerage Corporation - 100%	1,000	Common Stock
Coldwell Banker Residential Referral Network (a California corporation)	5	Coldwell Banker Residential Brokerage Corporation - 100%	1,000	Common Stock
Coldwell Banker Residential Referral Network, Inc. (a Pennsylvania corporation)	25	Coldwell Banker Real Estate, Inc. - 100%	100	Common Stock
Colorado Commercial, LLC	Uncertificated	NRT Colorado, Inc. - 100%	100%	Membership Interests
Cook - Pony Farm Real Estate, Inc.	9	NRT New York, Inc. - 100%	200	Common Stock
Corcoran Group - Brooklyn Landmark, LLC	1	NRT New York, Inc. - 100%	100	Membership Units
Corcoran MLS Holdings, LLC	1	NRT New York, Inc. - 100%	100	Membership Units
Cosby-Tipton Real Estate, Inc.	4	Coldwell Banker Residential Brokerage Company - 100%	510	Common Stock
Cotton Real Estate, Inc.	5	Sotheby’s International Realty, Inc. - 100%	100	Common Stock
DeWolfe Realty Affiliates	1	The DeWolfe Company, Inc. - 100%	1,000	Common Stock
DeWolfe Relocation Services, Inc.	4	The DeWolfe Companies, Inc. - 100%	200	Common Stock
Douglas and Jean Burgdorff, Inc.	4	NRT Incorporated - 100%	2,000	Common Stock
Florida’s Preferred School of Real Estate, Inc.	3	St. Joe Real Estate Services, Inc. - 100%	100	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Fred Sands School of Real Estate, Inc.	3	Coldwell Banker Residential Brokerage Corporation - 100%	2,000	Common Stock
Hillshire House, Incorporated	1	The DeWolfe Company, Inc. - 100%	5,000	Common Stock
Home Referral Network Inc.	6	NRT Incorporated - 100%	2,000	Common Stock
J.W. Riker - Northern R.I., Inc.	1	The DeWolfe Company, Inc. - 100%	600	Common Stock
Jack Gaughen, Inc.	8	NRT Mid-Atlantic, Inc. - 100%	5,322	Common Stock
Kendall, Potter and Mann, Realtors, Inc.	8	Valley of California, Inc. - 100%	5,500	Common Stock
LMS (Delaware) Corp.	1	NRT Sunshine Inc. - 100%	100	Common Stock
NRT Arizona Commercial, Inc.	1	NRT Arizona, Inc. - 100%	100	Common Stock
NRT Arizona Exito, Inc.	1	NRT Arizona, Inc. - 100%	100	Common Stock
NRT Arizona Referral, Inc.	1	NRT Arizona, Inc. - 100%	100	Common Stock
NRT Arizona, Inc.	1	NRT Incorporated - 100%	100	Common Stock
NRT Chicago LLC	1	NRT Incorporated - 100%	100	Membership Units
NRT Colorado, Inc.	2	NRT Incorporated - 100%	100	Common Stock
NRT Columbus, Inc.	C-1	Coldwell Banker Residential Real Estate, Inc. - 100%	1,000	Common Stock
NRT Commercial Ohio Incorporated	1	NRT Incorporated - 100%	100	Common Stock
NRT Commercial Utah, Inc.	C-2	NRT Incorporated - 100%	1,000	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
NRT Commercial, Inc.	1	NRT Incorporated - 100%	1,000	Common Stock
NRT Hawaii Referral, LLC	1	NRT Incorporated - 100%	100	Membership Units
NRT Incorporated	1	Realogy Services Group LLC - 100%	100	Common Stock
NRT Insurance Agency, Inc.	3	The DeWolfe Companies, Inc. - 100%	1,000	Common Stock
NRT Mid-Atlantic, Inc.	18	NRT Incorporated - 100%	46,505	Class A Common Stock
	18		46,505	Class B Common Stock
NRT Missouri Referral Network Inc.	4	Coldwell Banker Residential Referral Network (a California corporation) - 100%	50	Common Stock
NRT Missouri, Inc.	1	Coldwell Banker Residential Brokerage Corporation - 100%	11,949	Common Stock
NRT New England Incorporated	100	NRT Incorporated - 100%	3,879	Common Stock – Class A
	200		1,395	Common Stock – Class B
NRT New York, Inc.	2	NRT Incorporated - 100%	100	Common Stock
NRT Relocation LLC	2	Realogy Operations, Inc. - 100%	100	Membership Units
NRT Sunshine Inc.	1	NRT Incorporated - 100%	100	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
NRT Texas Real Estate Services, Inc.	2	NRT Texas, Inc. - 100%	1,000	Common Stock
NRT Texas, Inc.	18	NRT Incorporated - 100%	100	Common Stock
NRT The Condo Store Incorporated	1	NRT Incorporated - 100%	100	Common Stock
NRT Utah, Inc. (a Delaware entity)	C-1	NRT Incorporated - 100%	1,000	Common Stock
Pacesetter Nevada, Inc.	3	Valley of California, Inc. - 100%	3,000	Common Stock
Pacific Properties Referrals, Inc.	3	Coldwell Banker Real Estate Services, Inc. - 100%	1,000	Common Stock
R.J. Young Co.	11	Sotheby’s International Realty, Inc. - 100%	1,000	Common Stock
Real Estate Referral, Inc. (a Connecticut corporation)	1	Hillshire House, Incorporated - 100%	5,000	Common Stock
Real Estate Referrals, Inc. (a Maryland corporation)	2	NRT Mid-Atlantic, Inc. - 100%	500	Common Stock
Real Estate Services, Inc.	1	NRT Incorporated - 100%	1,500	Common Stock
Referral Associates of Florida, Inc.	3	St. Joe Real Estate Services, Inc. - 100%	1,000	Common Stock
Referral Associates of New England, Inc.	1	DeWolfe Relocation Services, Inc. - 100%	100	Common Stock
Referral Network, Inc.	27	NRT Incorporated - 100%	100	Common Stock
Referral Network, Inc. (a Florida corporation)	26	Coldwell Banker Residential Referral Network (a California corporation) - 100%	100	Common Stock
Referral Network, LLC	Uncertificated	NRT Colorado, Inc. - 100%	100%	Membership Interests
Signature Properties, Inc.	1	St. Joe Real Estate Services, Inc. - 100%	100	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Soleil Florida Corp.	2	NRT Sunshine Inc. - 100%	100	Common Stock
Sotheby’s International Realty Referral Company, LLC	1	Sotheby’s International Realty, Inc. - 100%	100	Membership Units
Sotheby’s International Realty, Inc.	6	NRT Incorporated - 100%	8,333	Common Stock
St. Joe Real Estate Services, Inc.	2	NRT Incorporated - 100%	1,000	Common Stock
The Corcoran Group Eastside, Inc.	5	NRT New York, Inc. - 100%	100	Common Stock
The DeWolfe Companies, Inc.	1	NRT Incorporated - 100%	10,280	Common Stock
The DeWolfe Company, Inc.	1	The DeWolfe Companies, Inc. - 100%	950	Common Stock
The Four Star Corporation	2	Coldwell Banker Real Estate Services, Inc. - 100%	100	Common Stock
The Miller Group, Inc.	1	NRT Commercial, Inc. - 100%	780	Common Stock
The Sunshine Group, Ltd.	3	NRT Sunshine Inc. - 100%	1,000	Common Stock
The Sunshine Group Limited Partnership	Uncertificated	The Sunshine Group, Ltd. - 1% LMS (Delaware) Corp. - 99%	N/A	Partnership interests
Trust of New England, Inc.	7	NRT New England Incorporated - 100%	36	Common Stock Series A
	9		36	Common Stock Series B
Valley of California, Inc.	5	Coldwell Banker Residential Brokerage Corporation - 100%	1,000	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
William Orange Realty, Inc.	4	Coldwell Banker Real Estate Services, Inc. - 100%	1,000	Common Stock
Advantage Title & Insurance, LLC	1	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
American Title Company of Houston	3	ATCOH Holding Company - 100%	1,000	Common Stock
APEX Real Estate Information Services, LLC	1	APEX Real Estate Information Services, LLP - 100%	100	Membership Units
APEX Real Estate Information Services, LLP	4	Title Resource Group, LLC - 1%	1	Partnership interest
	5	Title Resource Group Services Corporation - 99%	99
ATCOH Holding Company	15	Texas American Title Company - 100%	160	Common Stock
Burnet Title, L.L.C.	8	Title Resource Group LLC - 100%	10,000	Membership Interests
Burnet Title of Ohio, LLC	1	Burnet Title L.L.C. - 100%	100%	Membership Interests
Burnet Title, Inc.	4	Title Resource Group LLC - 100%	1,000	Common Stock
Central Florida Title Company	5	Terramar Guaranty Title & Trust, Inc. - 100%	500	Common Stock
Charter Title, LLC	2	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Equity Title Company	51	NRT Incorporated - 100%	6,000	Common Stock
Equity Title Messenger Service Holding Company	3	Title Resource Group LLC - 100%	1,000	Membership Units
First California Escrow Corporation	2	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Franchise Settlement Services, Inc.	2	Title Resource Group, LLC - 100%	100	Common Stock
Grand Title, LLC	2	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Guardian Holding Company	3	Title Resource Group LLC - 100%	100	Membership Units
Guardian Title Agency, LLC	5	Title Resource Group LLC - 100%	100	Membership Units
Guardian Title Company	6	Guardian Holding Company - 100%	7,000	Common Stock
Gulf South Settlement Services, LLC	1	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Hickory Title, LLC	2	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Keystone Closing Services LLC	4	Title Resource Group LLC - 100%	50	Membership Units
Lincoln Settlement Services, LLC	2	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Market Street Settlement Group, Inc.	4	Title Resource Group Holdings, Inc. - 100%	300	Common Stock
Mid-Exchange, Inc.	4	Title Resource Group LLC - 100%	10	Common Stock
Mid-State Escrow Corporation	1	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Common Stock
National Coordination Alliance, Inc.	6	Title Resource Group LLC - 100%	1,000,000	Common Stock
NRT Mid-Atlantic Title Services, LLC	1	Title Resource Group LLC - 100%	350	Membership Interests
NRT Settlement Services of Missouri, Inc.	1	NRT Settlement Services, Inc. - 100%	1,000	Common Stock
NRT Settlement Services of Texas, Inc.	C-2	Title Resource Group LLC - 100%	1,000	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Pacific Access Holding Company, LLC	1	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Patriot Settlement Services, LLC	1	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Premier Settlement Services, LLC	2	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Interests
Processing Solutions, Incorporated	4	Title Resource Group LLC - 100%	10,000	Common Stock
Rocky Mountain Settlement Services, LLC	1	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Scranton Abstract, LLC	2	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership Units
Secured Land Transfers, Inc.	5	Title Resource Group LLC - 100%	2	Common Stock
South Land Title Co., Inc.	6	ATCOH Holding Company - 100%	1,000	Common Stock
South-Land Title of Montgomery County, Inc.	1	ATCOH Holding Company - 100%	1,000	Common Stock
St. Joe Title Services, Inc.	3	Title Resource Group LLC - 100%	1,000	Membership Units
St. Joe Title Services, LLC	Uncertificated	Title Resource Group LLC - 100%	100%	Membership Interests
Summit Escrow	40	Associates Investments - 100%	200	Common Stock
TAW Holding Inc.	12	ATCOH Holding Company - 100%	750	Common Stock
TBR Settlement Services, LLC	2	Title Resource Group Affiliates Holdings, Inc. - 100%	100	Membership
Terramar Guaranty Title & Trust, Inc.	5	Title Resource Group LLC - 100%	10,000	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Texas American Title Company	12	Title Resource Group LLC - 100%	450	Common Stock
Texas American Title Company of Austin	3	Texas American Title Company - 100%	1,000	Common Stock
Texas American Title Company of Corpus Christi	1	Texas American Title Company - 100%	100	Common Stock
Title Resource Group Affiliates Holdings, Inc.	2	Title Resource Group Holdings, Inc. - 100%	100	Common Stock
Title Resource Group Holdings, Inc.	2	Title Resource Group LLC - 100%	100	Common Stock
Title Resource Group LLC	4	Realogy Services Group LLC - 100%	1,000	Common Stock
Title Resource Group Services Corporation	3	St. Joe Title Services, Inc. - 100%	100	Common Stock
Title Resources Incorporated	1	TAW Holding Inc. - 100%	1,500	Common Stock
West Coast Escrow Closing Co.	6	Title Resource Group Affiliates Holdings, Inc. - 100%	1,000	Common Stock
APEX Real Estate Information Services Alabama, L.L.C.	1	APEX Real Estate Information Services, LLP - 100%	100	Membership Units
Prime Commercial, Inc.	7	NRT Commercial Utah, Inc. - 100%	30,000	Common Stock
Realty Stars, Ltd.	3	Coldwell Banker Residential Real Estate, Inc. - 100%	300	Common Stock
Realogy Cavalier Holdco, LLC	2	Cartus Corporation - 65%	65	Membership Units
Cartus Relocation Corporation	2	Cartus Corporation - 100%	1,000	Common Stock
Cartus Financial Corporation	3	Cartus Corporation - 100%	1,000	Common Stock

Issuer	Certificate Number	Owners and Percentage of Equity Interests	Number of Equity Interests	Type of Equity Interest
Cartus Corporation (Canada)	C-1	Cartus Corporation - 65%	65	Common Stock
Cartus Holdings Limited	6	Cartus Corporation - 65%	4,875,000	Ordinary Shares
Sotheby’s International Realty Limited	1	Sotheby’s International Realty, Inc. -65%	65	Ordinary Shares

PLEDGED DEBT SECURITIES

None.

Schedule II to the

Collateral Agreement

INTELLECTUAL PROPERTY OWNED BY GRANTORS

See Attached

SCHEDULE II

Cartus Corporation

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CARTUS	Australia	Cartus Corporation	1097159	1097159
CARTUS AND GLOBE DESIGN	Australia	Cartus Corporation	1099707	1099707
CARTUS AND GLOBE DESIGN (in color)	Australia	Cartus Corporation	1100296	1100296
CARTUS RESOURCES	Australia	Cartus Corporation	1097160	1097160
GLOBE DESIGN	Australia	Cartus Corporation	1099706	1099706
GLOBE DESIGN (in color)	Australia	Cartus Corporation	1100295	1100295
HAMILTON WATTS INTERNATIONAL & Design***	Australia	Cendant HWI Pty Ltd		A598573
HAMILTON WATTS INTERNATIONAL & Design***	Australia	Cendant HWI Pty Ltd		A598574
Line & Dot Design**	Australia	Cartus Corporation	916766	916766
CARTUS	Canada	Cartus Corporation	1288571
CARTUS AND GLOBE DESIGN	Canada	Cartus Corporation	1290421
GLOBALNET	Canada	Cartus Corporation	798683	TMA577034
GLOBE DESIGN	Canada	Cartus Corporation	1290423
GLOBE DESIGN (in color)	Canada	Cartus Corporation	1290424
Line & Dot Design**	Canada	Cendant Mobility Services Corp	847387	TMA499069
CARTUS	China (Peoples Republic)	Cartus Corporation	5159090
CARTUS	China (Peoples Republic)	Cartus Corporation	5158802
CARTUS	China (Peoples Republic)	Cartus Corporation	5158803
CARTUS	China (Peoples Republic)	Cartus Corporation	5158804
CARTUS AND GLOBE DESIGN	China (Peoples Republic)	Cartus Corporation	5168322
CARTUS AND GLOBE DESIGN	China (Peoples Republic)	Cartus Corporation	5168323
CARTUS AND GLOBE DESIGN	China (Peoples Republic)	Cartus Corporation	5168324
CARTUS AND GLOBE DESIGN	China (Peoples Republic)	Cartus Corporation	5168325
CARTUS RESOURCES	China (Peoples Republic)	Cartus Corporation	5158805
CARTUS RESOURCES	China (Peoples Republic)	Cartus Corporation	5158806
CARTUS RESOURCES	China (Peoples Republic)	Cartus Corporation	5158807
CARTUS RESOURCES	China (Peoples Republic)	Cartus Corporation	5158808

1

Trademark	Country Name	Owner Name	Application No.	Registration No.
GLOBE DESIGN	China (Peoples Republic)	Cartus Corporation	5168334
GLOBE DESIGN	China (Peoples Republic)	Cartus Corporation	5168335
GLOBE DESIGN	China (Peoples Republic)	Cartus Corporation	5168316
GLOBE DESIGN	China (Peoples Republic)	Cartus Corporation	5168317
GLOBE DESIGN (in color)	China (Peoples Republic)	Cartus Corporation	5168318
GLOBE DESIGN (in color)	China (Peoples Republic)	Cartus Corporation	5168319
GLOBE DESIGN (in color)	China (Peoples Republic)	Cartus Corporation	5168320
GLOBE DESIGN (in color)	China (Peoples Republic)	Cartus Corporation	5168321
CARTUS	European Community	Cartus Corporation	4892832
CARTUS AND GLOBE DESIGN	European Community	Cartus Corporation	4924023
GLOBALNET	European Community	Cartus Corporation	126607	126607
GLOBE DESIGN	European Community	Cartus Corporation	4924031
GLOBE DESIGN (in color)	European Community	Cartus Corporation	4924049
CARTUS	Hong Kong	Cartus Corporation	300575721	300575721
CARTUS AND GLOBE DESIGN (in series)	Hong Kong	Cartus Corporation	300583588	300583588
CARTUS RESOURCES	Hong Kong	Cartus Corporation	300575730	300575730
GLOBE DESIGN (in series)	Hong Kong	Cartus Corporation	300583597	300583597
Line & Dot Design (series of 3)**	Hong Kong	CENDANT CORPORATION	16357/2002	200316325
Line & Dot Design (series of 3)**	Hong Kong	CENDANT CORPORATION	16358/2002	200316326
Line & Dot Design (series of 3)**	Hong Kong	CENDANT CORPORATION	16359/2002	200316327
HFS MOBILITY SERVICES**	Mexico	Cendant Mobility Services Corp	296613	635006
HFS MOBILITY SERVICES**	Mexico	Cendant Mobility Services Corp	296612	635005
HFS MOBILITY SERVICES**	Mexico	Cendant Mobility Services Corp	296611	635004
Line & Dot Design**	Mexico	Cendant Mobility Services Corp	297581	556670
Line & Dot Design**	Mexico	Cendant Mobility Services Corp	297582	635009
Line & Dot Design**	Mexico	Cendant Mobility Services Corp	297583	556671
WE MOVE THE PEOPLE WHO MOVE THE WORLD**	Mexico	Cendant Mobility Services Corp	300145	619783

2

Trademark	Country Name	Owner Name	Application No.	Registration No.
WE MOVE THE PEOPLE WHO MOVE THE WORLD**	Mexico	Cendant Mobility Services Corp	300144	630881
WE MOVE THE PEOPLE WHO MOVE THE WORLD**	Mexico	Cendant Mobility Services Corp	300146	619214
CARTUS	Singapore	Cartus Corporation	T0602094F
CARTUS	Singapore	Cartus Corporation	T0602095D	T0602095D
CARTUS	Singapore	Cartus Corporation	T0602096B
CARTUS	Singapore	Cartus Corporation	T0602097J	T0602097J
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603007J
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603008I	T0603008I
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603009G
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603011I	T0603011I
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602099G	T0602099G
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602100D
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602101B	T0602101B
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603003H
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603004F	T0603004F
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603005D
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603006B	T0603006B
Line & Dot Design (series of 3)**	Singapore	Cendant Mobility Services Corp	T0215462Z	T0215462Z
Line & Dot Design (series of 3)**	Singapore	Cendant Mobility Services Corp	T0215463H	T0215463H
Line & Dot Design**	Singapore	Cendant Mobility Services Corp	T0215464F	T0215464F
CARTUS	United Kingdom	Cartus Corporation	2412844	2412844
CARTUS AND GLOBE DESIGN (in series)	United Kingdom	Cartus Corporation	2414215
CARTUS RESOURCES	United Kingdom	Cartus Corporation	2412845	2412845
GLOBE DESIGN (in series)	United Kingdom	Cartus Corporation	2414216	2414216
HOME AND MOVE FROM CARTUS & Gate Design	United Kingdom	Cartus Corporation	2419497
HOME AND MOVE FROM CENDANT MOBILITY & Gate Design *	United Kingdom	Cendant Mobility Ltd.	2392004	2392004
Line & Dot Design**	United Kingdom	Cendant Mobility Services Corp	2135198	2135198
WE MOVE THE PEOPLE WHO MOVE THE WORLD	United Kingdom	Cartus Corporation	2137549	2137549
CARTUS	United States	Cartus Corporation	78808792
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818082
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78817923
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818045
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818064

3

Trademark	Country Name	Owner Name	Application No.	Registration No.
CARTUS RESOURCES	United States	Cartus Corporation	78808802
EASYTOUR	United States	Cartus Corporation	78659865
GLOBALNET	United States	Cartus Corporation	75153284	2198869
GLOBE DESIGN	United States	Cartus Corporation	78818087
GLOBE DESIGN	United States	Cartus Corporation	78817943
GLOBE DESIGN	United States	Cartus Corporation	78818047
GLOBE DESIGN	United States	Cartus Corporation	78818069
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818090
GLOBE DESIGN (in color)	United States	Cartus Corporation	78817954
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818055
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818077
HOME AND MOVE	United States	Cartus Corporation	78817256
HOME AND MOVE & Design	United States	Cartus Corporation	78817258
LINE & DOT Design	United States	Cartus Corporation	75304945	2192066
MILITARY RELOCATION MANAGEMENT Design	United States	Cartus Corporation	78044960	2757428
WE MOVE THE PEOPLE WHO MOVE THE WORLD	United States	Cartus Corporation	75304946	2455642
WE TREAT EACH MOVE LIKE IT'S OUR OWN	United States	Cartus Corporation	75737491	2528111

*	Application was filed in the name of Cartus Corporation’s UK subsidiary prior to the divestiture. Realogy and its subsidiaries do not have any rights to marks that contain the term CENDANT. Therefore, this mark will be allowed to lapse without renewal.
**	Cartus Corporation has determined that it is not using the designated marks, therefore we did not incur the costs to record the change of name against them – exceptions were made if recordal did not incur additional expense. They will be allowed to lapse without renewal.
***	Cartus Corporation (f/k/a Cendant Mobility) bought Hamilton Watts' Australian, Malay and Singapore operations in 2000 and changed the name to Cendant HWI Pty Ltd. and then to Cendant Mobility shortly after the acquisition. Given that there was no expected use of the marks, the decision not to incur costs associated with the recordal to Cendant Mobility and then Cartus Corporation was made.

4

SCHEDULE II

US Patent Applications

Owner Name	Type of Patent	Patent Title	Application No.
Realogy Operations, Inc.	Utility	Method and System For Computing Financial Forecasts	10/379,622
Realogy Operations, Inc.	Utility	Method and System for Computing Personal and Business Financial Information	10/706,026
Realogy Operations, Inc.	Utility	Methods and Arrangements For Facilitating The Processing of Real Estate Information	10/167,132
Cartus Corporation	Utility	System and Method of Selecting Freight Forwarding Companies	10/819,813
Title Resource Group, LLC	Utility	System and Method for Communicating Document Information	11/542,851
The DeWolfe Company Inc.	Utility	Data Communications Network-Assisted Method for Purchase and Sale of Real Estate	10/097,805

SCHEDULE II

CDRE TM Corp.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
OUR TOWN Design Only	United States	CDRE TM CORP	78466983
CORNERSTONES OF LIFE PROGRAM & Design	United States	CDRE TM CORP	77119473
PLACE	United States	CDRE TM CORP	78407701
ALL SQUARE FEET ARE NOT CREATED EQUAL	United States	CDRE TM CORP	76408232	2683552
THE SUNSHINE GROUP LTD	United States	CDRE TM CORP	76408231	2768873
YOU'RE HOME NOW	United States	CDRE TM CORP	78104866	2761684
CORCORAN WEXLER	United States	CDRE TM CORP	76315555	2576142
WWW.CORCORAN.COM	United States	CDRE TM CORP	75732288	2499454
THE CORCORAN GROUP	United States	CDRE TM CORP	75689238	2366134
CORCORANS	United States	CDRE TM CORP	75688924	2533288
IT'S ABOUT LIFE	United States	CDRE TM CORP	78280153	2973564
HOME DELIVERY	United States	CDRE TM CORP	76454296	2794095
OUR TOWN	United States	CDRE TM CORP	78449628	3094142
LOCALINK	United States	CDRE TM CORP	78525869	3110476
WHERE DO YOU WANT TO LIVE	United States	CDRE TM CORP	75433774	2353088
LIVE WHO YOU ARE	United States	CDRE TM CORP	78713347	3178618
HOME STYLES & Design	United States	CDRE TM CORP	78121411	2827643
FS FRED SANDS REALTORS & Design	United States	CDRE TM CORP	73330014	1228983
FS & Design	United States	CDRE TM CORP	73330013	1228982
MURPHY REALTY PREFERRED HOMES	United States	CDRE TM CORP	76109107	2657335
MURPHY REALTY	United States	CDRE TM CORP	76109108	2530984
IMAGINE IT. FIND IT. OWN IT	United States	CDRE TM CORP	76495320	2806481

SCHEDULE II

Century 21 Real Estate LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	African Union Territories (OAPI)	Century 21 Real Estate LLC
CENTURY 21	African Union Territories (OAPI)	Century 21 Real Estate LLC
CENTURY 21 & New House Design	African Union Territories (OAPI)	Century 21 Real Estate LLC	54335	54335
CENTURY 21 & New House Design	African Union Territories (OAPI)	Century 21 Real Estate LLC	54336	54336
CENTURY 21	Algeria	Century 21 Real Estate LLC	052378
CENTURY 21 & New House Design	Algeria	Century 21 Real Estate LLC	052379
CENTURY 21	Anguilla	Century 21 Real Estate Corp.		2706
CENTURY 21	Antigua and Barbuda	Century 21 Real Estate Corp.
CENTURY 21 & New House Design	Antigua and Barbuda	Century 21 Real Estate Corp.
CENTURY 21	Argentina	Century 21 Real Estate Corp.	1789489	1939876
CENTURY 21	Argentina	Century 21 Real Estate Corp.	1789490	1939877
CENTURY 21 & New House Design	Argentina	Century 21 Real Estate LLC	1793605	1940048
CENTURY 21 & New House Design	Argentina	Century 21 Real Estate LLC	1793606	1940040
SIGLO 21	Argentina	Century 21 Real Estate LLC	2,146,237	1794783
CENTURY 21	Aruba	Century 21 Real Estate Corp.	89051914	14483
CENTURY 21	Aruba	Century 21 Real Estate Corp.	91030422	15154
CENTURY 21 & New House Design	Aruba	Century 21 Real Estate Corp.	91030421	15153
CENTURION	Australia	Century 21 Real Estate LLC	559492	559492
CENTURION	Australia	Century 21 Real Estate LLC	559493	559493
CENTURY 21	Australia	Century 21 Real Estate LLC	326586	326586
CENTURY 21	Australia	Century 21 Real Estate LLC	491233	491233
CENTURY 21	Australia	Century 21 Real Estate LLC	491234	491234

1

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House & Sign Design (Series of 2)	Australia	Century 21 Real Estate LLC	554728	554728
CENTURY 21 & New House & Sign Design (Series of 2)	Australia	Century 21 Real Estate LLC	554729	554729
CENTURY 21 & New House Design	Australia	Century 21 Real Estate LLC	542303	542303
CENTURY 21 & New House Design	Australia	Century 21 Real Estate LLC	542304	542304
CENTURY 21 & Old House & Sign Design	Australia	Century 21 Real Estate LLC	428138	428138
CENTURY 21 & Old House Design	Australia	Century 21 Real Estate LLC	491235	491235
CENTURY 21 & Old House Design	Australia	Century 21 Real Estate LLC	491236	491236
CENTURY 21 & Sign & Post Design (Series of 2)	Australia	Century 21 Real Estate LLC	554730	554730
CENTURY 21 & Sign & Post Design (Series of 2)	Australia	Century 21 Real Estate LLC	554731	554731
THE WORLD IS SOLD ON CENTURY 21	Australia	Century 21 Real Estate LLC	1050167	1050167
CENTURY 21	Austria	Century 21 Real Estate LLC	AM 2269/75	81547
CENTURY 21 & New House Design	Austria	Century 21 Real Estate LLC	AM 5860/90	136271
CENTURY 21	Azerbaijan	Century 21 Real Estate LLC	20060373
CENTURY 21 & New House Design	Azerbaijan	Century 21 Real Estate LLC	20060374
CENTURY 21	Bahamas	Century 21 Real Estate LLC	8282	8282
CENTURY 21 & New House Design	Bahamas	Century 21 Real Estate LLC	14542	14542
CENTURY 21	Bahrain	Century 21 Real Estate Corp.	422/89	12537
CENTURY 21	Bahrain	Century 21 Real Estate Corp.	423/89	706
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate Corp.	387/91	884
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate Corp.	424/89	12538
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate Corp.	425/89	707
CENTURY 21	Barbados	Century 21 Real Estate Corp.		81/534
CENTURY 21	Barbados	Century 21 Real Estate Corp.		81/490
CENTURY 21	Barbados	Century 21 Real Estate Corp.		81/6593
CENTURY 21 & New House Design	Barbados	Century 21 Real Estate Corp.		81/6249
CENTURY 21 & New House Design	Barbados	Century 21 Real Estate Corp.		81/6594

2

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Belize	Century 21 Real Estate Corp.	1724.03	1724.03
CENTURY 21	Belize	Century 21 Real Estate LLC	6234	6234
CENTURY 21 & New House Design	Belize	Century 21 Real Estate Corp.	1725.03	1725.03
SIGLO 21	Belize	Century 21 Real Estate Corp.	1723.03	1723.03
CENTURION	Benelux	Century 21 Real Estate LLC	766104	497239
CENTURY 21	Benelux	Century 21 Real Estate LLC	34606	335022
CENTURY 21	Benelux	Century 21 Real Estate LLC	691728	151437
CENTURY 21	Benelux	Century 21 Real Estate LLC	834723	556946
CENTURY 21 & New House Design	Benelux	Century 21 Real Estate LLC	755505	487878
CENTURY 21 & New House Design	Benelux	Century 21 Real Estate LLC	834724	556947
CENTURY 21 & Sign & Post Design	Benelux	Century 21 Real Estate LLC	774593	508016
CENTURY 21 & Sign Design	Benelux	Century 21 Real Estate LLC	774594	508017
EEUW 21	Benelux	Century 21 Real Estate LLC	739532	475269
SIECLE 21	Benelux	Century 21 Real Estate LLC	739533	475270
VIP	Benelux	Century 21 Real Estate LLC	766105	497240
CENTURY 21	Bermuda	Century 21 Real Estate LLC	42240	42240
CENTURY 21	Bermuda	Century 21 Real Estate LLC	7935	7935
CENTURY 21 & New House Design	Bermuda	Century 21 Real Estate LLC	21330	21330
CENTURY 21 & New House Design	Bermuda	Century 21 Real Estate LLC	42241	42241
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	70734-C
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	70777-C
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	70778-C
CENTURY 21 & New House Design	Bolivia	Century 21 Real Estate LLC	146214	70733-C
SIGLO 21	Bolivia	Century 21 Real Estate LLC	2541921	76434-C
CENTURY 21	Bosnia and Herzegovina	Century 21 Real Estate LLC	BAZ069892A
CENTURY 21 & New House Design	Bosnia and Herzegovina	Century 21 Real Estate LLC	BAZ069891A

3

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Brazil	Century 21 Real Estate Corp.	10882/79	7201044
CENTURY 21	Brazil	Century 21 Real Estate Corp.	26404/75	7061021
CENTURY 21	Brazil	Century 21 Real Estate Corp.	817906088	817906088
CENTURY 21	Brazil	Century 21 Real Estate LLC	817906096	817906096
CENTURY 21 & New House Design	Brazil	Century 21 Real Estate Corp.	815817355	815817355
CENTURY 21 & New House Design	Brazil	Century 21 Real Estate Corp.	815818670	815818670
CENTURY 21 & New House Design	Brazil	Century 21 Real Estate LLC	817906100	817906100
SECULO 21	Brazil	Century 21 Real Estate Corp.	820707775	820707775
SECULO 21	Brazil	Century 21 Real Estate Corp.	820829749	820829749
CENTURY 21	Brunei Darussalam	Century 21 Real Estate Corp.	35586	35586
CENTURY 21 & New House Design	Brunei Darussalam	Century 21 Real Estate Corp.	35588	35588
CENTURY 21	Bulgaria	Century 21 Real Estate LLC	12207	18876
CENTURY 21	Bulgaria	Century 21 Real Estate LLC	12208	1675
CENTURY 21 & New House Design	Bulgaria	Century 21 Real Estate LLC	67145	52033
AD/PAC	Canada	Century 21 Real Estate LLC	476194	286901
CENTURY 21	Canada	Century 21 Real Estate LLC	417509	233529
CENTURY 21	Canada	Century 21 Real Estate LLC	587710	368747
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673854	401397
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673857	397606
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673859	397607
CENTURY 21 & Old Design	Canada	Century 21 Real Estate LLC	373123	227777
CENTURY 21 & Old Design	Canada	Century 21 Real Estate LLC	373124	225671
CENTURY 21 & Old Design	Canada	Century 21 Real Estate LLC	391141	238899
CENTURY 21 & Old Design	Canada	Century 21 Real Estate LLC	587712	368748
CENTURY 21 & Sign & Post Design	Canada	Century 21 Real Estate LLC	673855	400535
CENTURY 21 & Sign & Post Design (Color)	Canada	Century 21 Real Estate LLC	673856	400536

4

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 CONNECTIONS GUICHET UNIQUE VALUER AJOUTEE & Design	Canada	Century 21 Real Estate LLC	1080726	595238
CENTURY 21 CONNECTIONS REAL CONVENIENCE REAL VALUE & Design	Canada	Century 21 Real Estate LLC	1027978	587032
CENTURY 21 REAL ESTATE & North America Design	Canada	Century 21 Real Estate LLC	417511	234463
CENTURY 21 Sign & Post Design (Gold & Black)	Canada	Century 21 Real Estate LLC	673852	397605
CENTURY 21 Sign & Post Design (Gold & Brown)	Canada	Century 21 Real Estate LLC	424313	260388
CENTURY 21 SignPost Design (Gold)	Canada	Century 21 Real Estate LLC	1179262	605650
CREATE 21	Canada	Century 21 Real Estate LLC	1234772
NORTH AMERICA'S NUMBER 1 TOP SELLER, CENTURY 21	Canada	Century 21 Real Estate LLC	462978	274562
THE NEIGHBOURHOOD PROFESSIONALS	Canada	Century 21 Real Estate LLC	417510	235878
THE REAL ESTATE INVESTMENT JOURNAL	Canada	Century 21 Real Estate LLC	476195	292131
VIP	Canada	Century 21 Real Estate LLC	476192	276212
WE'RE HERE FOR YOU	Canada	Century 21 Real Estate LLC	409209	228416
WE'RE NATIONAL, BUT WE'RE NEIGHBOURLY	Canada	Century 21 Real Estate LLC	409208	228795
CENTURY 21	Cape Verde	Century 21 Real Estate LLC
CENTURY 21	Cape Verde	Century 21 Real Estate LLC
CENTURY 21 & New House Design	Cape Verde	Century 21 Real Estate LLC
CENTURY 21 & New House Design	Cape Verde	Century 21 Real Estate LLC
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1062225
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1274764
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1274765
CENTURY 21 & New House Design	Cayman Islands	Century 21 Real Estate LLC		1453969
CENTURY 21 & Sign & Post Design	Cayman Islands	Century 21 Real Estate LLC		1459099
CENTURY 21 & Sign Design	Cayman Islands	Century 21 Real Estate LLC		1459101

5

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Chile	Century 21 Real Estate LLC	299472	760388
CENTURY 21	Chile	Century 21 Real Estate LLC	299473	604353
CENTURY 21 & New House Design	Chile	Century 21 Real Estate LLC	272613	611278
CENTURY 21 & New House Design	Chile	Century 21 Real Estate LLC	272614	611277
SIGLO 21	Chile	Century 21 Real Estate Corp.	564471
CENTURY 21	China (Peoples Republic)	Century 21 Real Estate LLC	8924591	523152
CENTURY 21	China (Peoples Republic)	Century 21 Real Estate LLC	93094145	777124
CENTURY 21 & New House Design	China (Peoples Republic)	Century 21 Real Estate LLC		3065318
CENTURY 21 & New House Design	China (Peoples Republic)	Century 21 Real Estate LLC		3065316
CENTURY 21 & New House Design	China (Peoples Republic)	Century 21 Real Estate LLC	90053105	577417
CENTURY 21 & New House Design	China (Peoples Republic)	Century 21 Real Estate LLC	93094136	777122
CENTURY 21 & New House Design (with Chinese)	China (Peoples Republic)	Century 21 Real Estate LLC	2000055326	1672792
CENTURY 21 & New House Design (with Chinese)	China (Peoples Republic)	Century 21 Real Estate LLC	2000055327	1647735
CENTURY 21 & New House Design (with Chinese)	China (Peoples Republic)	Century 21 Real Estate LLC	2000085135	1655868
CENTURY 21 & New House Design (with Chinese)	China (Peoples Republic)	Century 21 Real Estate LLC	2000085849	1699741
CENTURY 21 & New House Design (with Chinese)	China (Peoples Republic)	Century 21 Real Estate LLC	2000085850	1651932
CENTURY 21 (in Chinese)	China (Peoples Republic)	Century 21 Real Estate LLC		3501579
CENTURY 22	China (Peoples Republic)	Century 21 Real Estate LLC	3894723
CENTURY 22	China (Peoples Republic)	Century 21 Real Estate LLC	3894724
CENTURY 22	China (Peoples Republic)	Century 21 Real Estate LLC	3894725
CENTURY 21	Colombia	Century 21 Real Estate LLC	306032	141915
CENTURY 21	Colombia	Century 21 Real Estate LLC	306033	141916
CENTURY 21 & New House Design	Colombia	Century 21 Real Estate LLC	97069262	211360
CENTURY 21 & Old Design	Colombia	Century 21 Real Estate LLC	306054	141917
CENTURY 21 & Old Design	Colombia	Century 21 Real Estate LLC	306055	141918
SIGLO 21	Colombia	Century 21 Real Estate LLC	98022229	214489

6

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & Design	Colorado	Century 21 Real Estate Corp.		911069098
CENTURY 21	Costa Rica	Century 21 Real Estate LLC	72248	72248
CENTURY 21	Costa Rica	Century 21 Real Estate LLC	72530	72530
CENTURY 21 & New House Design	Costa Rica	Century 21 Real Estate LLC	77838	77838
CENTURY 21 & New House Design	Costa Rica	Century 21 Real Estate LLC	78188	78188
SIGLO 21	Costa Rica	Century 21 Real Estate LLC	111092	111092
CENTURY 21	Croatia	Century 21 Real Estate LLC	Z20060597A	Z20060597
CENTURY 21 & New House Design	Croatia	Century 21 Real Estate LLC	Z20060598A	Z20060598
CENTURY 21	Cyprus, Republic of	Century 21 Real Estate Corp.	30846	30846
CENTURY 21	Cyprus, Republic of	Century 21 Real Estate Corp.	33210	33210
CENTURY 21 & New House Design	Cyprus, Republic of	Century 21 Real Estate Corp.	30847	30847
CENTURY 21 & New House Design	Cyprus, Republic of	Century 21 Real Estate Corp.	33209	33209
CENTURY 21	Czech Republic	Century 21 Real Estate LLC	170452	170452
21 ARHUNDREDE	Denmark	Century 21 Real Estate LLC	00080	08796
CENTURY 21	Denmark	Century 21 Real Estate LLC	04211	00100
CENTURY 21 & New House Design	Denmark	Century 21 Real Estate LLC	08959	07414
CENTURY 21	Dominica	Century 21 Real Estate Corp.	1/89	1/89
CENTURY 21	Dominican Republic	Century 21 Real Estate LLC	41404	41404
CENTURY 21	Dominican Republic	Century 21 Real Estate LLC	41405	41405
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	34822	34822
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	60133	60133
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	60153	60153
CENTURY 21	Ecuador	Century 21 Real Estate Corp.	61730	662-97
CENTURY 21	Ecuador	Century 21 Real Estate Corp.	61731	663-97
CENTURY 21	Ecuador	Century 21 Real Estate Corp.	61732	1451-97
CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate Corp.	57790	206-97

7

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate Corp.	57791	189-97
CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate Corp.	57792	190-97
SIGLO 21	Ecuador	Century 21 Real Estate Corp.	86.879	4382-01
CENTURY 21	Egypt	Century 21 Real Estate Corp.	74584	74584
CENTURY 21 & New House Design	Egypt	Century 21 Real Estate Corp.	78959	78959
CENTURY 21 & New House Design	Egypt	Century 21 Real Estate Corp.	78960	78960
CENTURY 21	El Salvador	Century 21 Real Estate Corp.		112 book 6
CENTURY 21	El Salvador	Century 21 Real Estate Corp.	1596-98	58 book 95
CENTURY 21 & New House Design	El Salvador	Century 21 Real Estate Corp.		18 book 10
CENTURY 21 & New House Design	El Salvador	Century 21 Real Estate Corp.		10 book 23
SIGLO 21	El Salvador	Century 21 Real Estate Corp.	E-1599-98	146 book 93
CENTURY 21	Estonia	Century 21 Real Estate LLC	2226	7566
CENTURY 21 & Old Design	Estonia	Century 21 Real Estate Corp.	2228	7568
21 ARHUNDREDE	European Community	Century 21 Real Estate LLC	146746	146746
21OS AIUN	European Community	Century 21 Real Estate LLC	146589	146589
AD/PAC	European Community	Century 21 Real Estate LLC	146787	146787
CENTURION	European Community	Century 21 Real Estate LLC	146316	146316
CENTURY 21	European Community	Century 21 Real Estate LLC	146068	146068
CENTURY 21 & New House Design	European Community	Century 21 Real Estate LLC	146357	46357
CENTURY 21 & Sign & Post Design	European Community	Century 21 Real Estate LLC	146258	146258
CENTURY 21 & Sign Design	European Community	Century 21 Real Estate LLC	146191	146191
CENTURY 21 2 & 1	European Community	Century 21 Real Estate LLC	146761	146761
CENTURY 21 GESTION	European Community	Century 21 Real Estate LLC	146332	146332
KIOSQUE 21	European Community	Century 21 Real Estate LLC	146233	146233
SECOLO 21	European Community	Century 21 Real Estate LLC	146555	146555
SECULO 21	European Community	Century 21 Real Estate LLC	146522	146522

8

Trademark	Country Name	Owner Name	Application No.	Registration No.
SEKEL 21	European Community	Century 21 Real Estate LLC	146472	146472
SIECLE 21	European Community	Century 21 Real Estate LLC	146720	146720
SIGLO 21	European Community	Century 21 Real Estate LLC	146449	146449
VIP	European Community	Century 21 Real Estate LLC	146142	146142
VOISISATA 21	European Community	Century 21 Real Estate LLC	146373	146373
CENTURY 21	Fiji	Century 21 Real Estate Corp.	20423	20423
CENTURY 21 & New House Design	Fiji	Century 21 Real Estate LLC	160/06
CENTURY 21 & New House Design	Fiji	Century 21 Real Estate Corp.	21711	21711
CENTURY 21 & Old Design	Fiji	Century 21 Real Estate Corp.	20424	20424
CENTURY 21	Finland	Century 21 Real Estate LLC	3976/75	72169
CENTURY 21 & New House Design	Finland	Century 21 Real Estate LLC	4832/90	117908
VUOSISATA 21	Finland	Century 21 Real Estate LLC	5820/89	124952
CENTURION	France	Century 21 Real Estate LLC	300135	1682705
CENTURY 21	France	Century 21 Real Estate LLC	841807	1399704
CENTURY 21 & New House Design	France	Century 21 Real Estate LLC	239193	1617044
CENTURY 21 & Sign & Post Design	France	Century 21 Real Estate LLC	063454990
CENTURY 21 & Sign Design	France	Century 21 Real Estate LLC	063454991
CENTURY 21 GESTION	France	Century 21 Real Estate LLC	476409	93476409
CENTURY 21 IMMOBILIER D’ENTREPRISE & Design	France	Century 21 Real Estate LLC	99775039	99775039
KIOSQUE 21	France	Century 21 Real Estate LLC		94516614
SIECLE 21	France	Century 21 Real Estate LLC	166203	1636431
VIP	France	Century 21 Real Estate LLC	300134	1682704
CENTURY 21 & New House Design	Gaza District	Century 21 Real Estate LLC	5126	5126
CENTURY 21 (in English & Arabic)	Gaza District	Century 21 Real Estate LLC	5127	5127
CENTURY 21	Germany	Century 21 Real Estate LLC	25330/16	976127
CENTURY 21	Germany	Century 21 Real Estate LLC	27704/36	992054

9

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Germany	Century 21 Real Estate LLC	65907/16	653579
CENTURY 21 & New House Design	Germany	Century 21 Real Estate LLC	41001/36	1184574
CENTURY 21	Greece	Century 21 Real Estate LLC	111125	111125
CENTURY 21	Greece	Century 21 Real Estate LLC	55558	55558
CENTURY 21 & New House Design	Greece	Century 21 Real Estate LLC	111062	111062
CENTURY 21	Grenada	Century 21 Real Estate Corp.		90/1998
CENTURY 21	Grenada	Century 21 Real Estate Corp.		91/1998
CENTURY 21 & New House Design	Grenada	Century 21 Real Estate Corp.		84/1998
CENTURY 21 & New House Design	Grenada	Century 21 Real Estate Corp.		85/1998
CENTURY 21	Guatemala	Century 21 Real Estate Corp.	002722	121727
CENTURY 21	Guatemala	Century 21 Real Estate Corp.	002723	121356
CENTURY 21 & New House Design	Guatemala	Century 21 Real Estate Corp.	04974	66514
CENTURY 21 & New House Design	Guatemala	Century 21 Real Estate Corp.	4975	64944
SIGLO 21	Guatemala	Century 21 Real Estate Corp.	2783	104939
CENTURY 21	Guyana	Century 21 Real Estate Corp.	16553A	16553A
CENTURY 21 & Design	Guyana	Century 21 Real Estate Corp.	16552A	16552A
CENTURY 21	Haiti	Century 21 Real Estate LLC	179-149	179-149
CENTURY 21	Haiti	Century 21 Real Estate LLC	227-87	289-126
CENTURY 21 & New House Design	Haiti	Century 21 Real Estate LLC	233-99	374-140
CENTURY 21 & New House Design	Haiti	Century 21 Real Estate LLC	234-99	375-140
CENTURY 21	Honduras	Century 21 Real Estate Corp.	5393-89	941F176TIII
CENTURY 21	Honduras	Century 21 Real Estate Corp.	5408-89	52329F460TXX
CENTURY 21 & Design	Honduras	Century 21 Real Estate Corp.	3616/91	1210F445TIII
CENTURY 21 & Design	Honduras	Century 21 Real Estate Corp.	3617/91	55034F165T42
SIGLO 21	Honduras	Century 21 Real Estate Corp.	3757/98
CENTURION	Hong Kong	Century 21 Real Estate LLC	5513/1992	7743/1995

10

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURION	Hong Kong	Century 21 Real Estate LLC	5898/1992	4807/1993
CENTURION	Hong Kong	Century 21 Real Estate LLC	7146/1991	599/1993
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	4567/1993	B6914/1996
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	5830/1992	B602/1995
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	6197/1988	2843/1992
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	4565/1993	B8023/1996
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	5831/1992	B603/1995
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	6196/1988	2842/1992
CENTURY 21 & New House Design (with Chinese)	Hong Kong	Century 21 Real Estate LLC	11943/1993	B3447/1997
CENTURY 21 & New House Design (with Chinese)	Hong Kong	Century 21 Real Estate LLC	11944/1993	B3448/1997
CENTURY 21 & New House Design (with Chinese)	Hong Kong	Century 21 Real Estate LLC	11945/1993	B3449/1997
CENTURY 21 & Sign & Post Design	Hong Kong	Century 21 Real Estate LLC	114/1992	B5441/1994
CENTURY 21 & Sign Design	Hong Kong	Century 21 Real Estate LLC	115/1992	B2683/1995
CENTURY 21 (in Chinese)	Hong Kong	Century 21 Real Estate LLC	10475/1993	B3446/1997
CENTURY 21 (in Chinese)	Hong Kong	Century 21 Real Estate LLC	6503/1988	B601/1995
CENTURY 21 VIP	Hong Kong	Century 21 Real Estate LLC	10476/1993	B8068/1997
VIP	Hong Kong	Century 21 Real Estate LLC	5424/1992	1903/1995
VIP	Hong Kong	Century 21 Real Estate LLC	7150/1991	5017/1994
CENTURY 21	Hungary	Century 21 Real Estate LLC	46/90	138029
CENTURY 21 & New House Design	Hungary	Century 21 Real Estate LLC	3647/90	139852
CENTURY 21	Iceland	Century 21 Real Estate LLC	172/1989	199/1991
CENTURY 21 & New House Design	Iceland	Century 21 Real Estate LLC	173/1989	380/1991
OLDIN 21	Iceland	Century 21 Real Estate LLC	11/1990	203/1991
OLDIN 21	Iceland	Century 21 Real Estate LLC	789/1990	80/1991
CENTURY 21	India	Century 21 Real Estate LLC	1359561
CENTURY 21	India	Century 21 Real Estate Corp.	506834	506834

11

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	India	Century 21 Real Estate LLC	1359563
CENTURY 21 & Old Design	India	Century 21 Real Estate Corp.	506833	506833
CENTURY 21	Indonesia	Century 21 Real Estate Corp.		488535
CENTURY 21	Indonesia	Century 21 Real Estate Corp.		302542
CENTURY 21	Indonesia	Century 21 Real Estate Corp.		488202
CENTURY 21 & New House Design	Indonesia	Century 21 Real Estate Corp.		302616
CENTURY 21 & New House Design	Indonesia	Century 21 Real Estate Corp.		488203
CENTURION	Ireland	Century 21 Real Estate LLC	3402	150073
CENTURION	Ireland	Century 21 Real Estate LLC	4702	150608
CENTURY 21	Ireland	Century 21 Real Estate LLC	2700	088749
CENTURY 21	Ireland	Century 21 Real Estate LLC	4088	201312
CENTURY 21 & New House Design	Ireland	Century 21 Real Estate LLC	4090	201423
CENTURY 21 & New House Design	Ireland	Century 21 Real Estate LLC	6690	142535
CENTURY 21 & Sign & Post Design	Ireland	Century 21 Real Estate LLC	0857	151789
CENTURY 21 & Sign Design	Ireland	Century 21 Real Estate LLC	0858	151790
CENTURY 21	Israel	Century 21 Real Estate LLC	46053	46053
CENTURY 21	Israel	Century 21 Real Estate LLC	46054	46054
CENTURY 21	Israel	Century 21 Real Estate LLC	85988	85988
CENTURY 21 & New House Design	Israel	Century 21 Real Estate LLC	78817	78817
CENTURY 21 & New House Design	Israel	Century 21 Real Estate LLC	78818	78818
CENTURY 21 (in Hebrew)	Israel	Century 21 Real Estate LLC	74955	74955
CENTURY 21 (in Hebrew)	Israel	Century 21 Real Estate LLC	74956	74956
CENTURY 21	Italy	Century 21 Real Estate LLC	34978/75	731278
CENTURY 21 & New House Design	Italy	Century 21 Real Estate Corp.	26645C/90	608428
CENTURY 21 & New House Design in Rectangle	Italy	Century 21 Real Estate Corp.	92C000633	639745
CENTURY 21 & Sign & Post Design	Italy	Century 21 Real Estate Corp.	92C000632	639744

12

Trademark	Country Name	Owner Name	Application No.	Registration No.
SECOLO 21	Italy	Century 21 Real Estate LLC	38699C/90	588935
SECOLO 21	Italy	Century 21 Real Estate Corp.	98C000928	836806
CENTURY 21	Jamaica	Century 21 Real Estate Corp.		B19093
CENTURY 21	Jamaica	Century 21 Real Estate Corp.	41296	41296
CENTURY 21 & Design	Jamaica	Century 21 Real Estate Corp.	16/1470	25542
CENTURY 21 & New House Design	Japan	Century 21 Real Estate LLC	241187/92	3158940
CENTURY 21 HOME in Katakana	Japan	Century 21 Real Estate LLC	168212/97	4253681
CENTURY 21 HOUSING in Katakana	Japan	Century 21 Real Estate LLC	168213/97	4253682
CENTURY 21 IMPORT HOME in Katakana	Japan	Century 21 Real Estate LLC	168215/97	4303578
CENTURY 21 IMPORT HOUSE in Katakana	Japan	Century 21 Real Estate LLC	168211/97	4303576
CENTURY 21 IMPORT HOUSE in Katakana	Japan	Century 21 Real Estate LLC	168214/97	4303577
CENTURY 21 in Katakana	Japan	Century 21 Real Estate LLC	241188/92	3202692
CENTURY 21 MY HOME AUCTION (in Katakana)	Japan	Century 21 Real Estate LLC	82130/00	4547714
CENTURY 21 REAL ESTATE	Japan	Century 21 Real Estate LLC	979/84	1854786
CENTURY 21 REAL ESTATE AUCTION (in Japanese)	Japan	Century 21 Real Estate LLC	82131/00	4511522
CENTURY 21 REAL ESTATE CORPORATION & Design	Japan	Century 21 Real Estate LLC	111178/90	2691387
CENTURY 21 REAL ESTATE in Katakana	Japan	Century 21 Real Estate LLC	11558/90	2476784
CENTURY 21 Sign & Post Design	Japan	Century 21 Real Estate LLC	42404/91	2696263
CENTURY 21 Sign Design	Japan	Century 21 Real Estate LLC	42405/91	2696264
CENTURY 22	Japan	Century 21 Real Estate LLC	162372/97	4693536
CLUBCENTURION (with Katakana)	Japan	Century 21 Real Estate LLC	10977/99	4405635
CENTURY 21	Jordan	Century 21 Real Estate LLC	83335	83335
CENTURY 21	Jordan	Century 21 Real Estate LLC	83595	83595
CENTURY 21 & New House Design	Jordan	Century 21 Real Estate LLC	83576	83576
CENTURY 21 & New House Design	Jordan	Century 21 Real Estate LLC	83644	83644

13

Trademark	Country Name	Owner Name	Application No.	Registration No.
BEK 21	Kazakhstan	Century 21 Real Estate Corp.	35900
BEK 21 & Design	Kazakhstan	Century 21 Real Estate Corp.	35901
CENTURY 21	Kazakhstan	Century 21 Real Estate LLC	33108
CENTURY 21 & New House Design	Kazakhstan	Century 21 Real Estate LLC	33109
CENTURY 21 & New House Design (in Kazakh)	Kazakhstan	Century 21 Real Estate LLC	34554
CENTURY 21 & New House Design (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	34845
CENTURY 21 (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	34846
CENTURY 21 (in Kazakh)	Kazakhstan	Century 21 Real Estate LLC	34555
CENTURY 21	Kenya	Century 21 Real Estate Corp.	0191	0191
CENTURY 21	Kenya	Century 21 Real Estate Corp.	36999	36999
CENTURY 21 & Design	Kenya	Century 21 Real Estate Corp.	0192	0192
CENTURY 21 & Design	Kenya	Century 21 Real Estate Corp.	37000	37000
CENTURY 21	Korea, Republic of	Century 21 Real Estate LLC	1984-1027	5370
CENTURY 21	Korea, Republic of	Century 21 Real Estate LLC	1984-15644	117926
CENTURY 21 & New House Design (with Korean)	Korea, Republic of	Century 21 Real Estate LLC	2000-15614	72575
CENTURY 21	Kuwait	Century 21 Real Estate Corp.	33326
CENTURY 21	Kuwait	Century 21 Real Estate Corp.	33327
CENTURY 21 & New House Design	Kuwait	Century 21 Real Estate Corp.	33328
CENTURY 21 & Old Design	Kuwait	Century 21 Real Estate Corp.	11624	11624
CENTURY 21	Latvia	Century 21 Real Estate Corp.	M-92-1273	M 10874
CENTURY 21 & New House Design	Latvia	Century 21 Real Estate Corp.	M-02-1615	M 51933
CENTURY 21	Lebanon	Century 21 Real Estate Corp.	182665/7	55911
CENTURY 21	Lebanon	Century 21 Real Estate Corp.	244649/490	53458
CENTURY 21 & New House Design	Lebanon	Century 21 Real Estate Corp.	142171/285	54948
CENTURY 21 & New House Design	Lebanon	Century 21 Real Estate Corp.	182665/6	55910
CENTURY 21 & Old Design	Lebanon	Century 21 Real Estate Corp.	244649/490	53459

14

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Liberia	Century 21 Real Estate LLC		00067/2006
CENTURY 21 & New House Design	Liberia	Century 21 Real Estate LLC		00068/2006
CENTURY 21 & Old Design	Liechtenstein	Century 21 Real Estate Corp.	7863	7863
CENTURY 21 & Old Design	Liechtenstein	Century 21 Real Estate Corp.	7864	7864
CENTURY 21	Lithuania	Century 21 Real Estate LLC	4512	7971
CENTURY 21 & New House Design	Lithuania	Century 21 Real Estate LLC	4514	21930
CENTURY 21	Macao	Century 21 Real Estate LLC	12657 M	12657 M
CENTURY 21	Macao	Century 21 Real Estate LLC	12658 M	12658 M
CENTURY 21 & New House Design	Macao	Century 21 Real Estate LLC	12659 M	12659 M
CENTURY 21 & New House Design	Macao	Century 21 Real Estate LLC	12660 M	12660 M
CENTURY 21 & Sign & Post Design	Macao	Century 21 Real Estate LLC	12662 M	12662 M
CENTURY 21 & Sign & Post Design	Macao	Century 21 Real Estate LLC	12663 M	12663 M
CENTURY 21	Macedonia	Century 21 Real Estate LLC	2005/862
CENTURY 21 & New House Design	Macedonia	Century 21 Real Estate LLC	2005/863
CENTURION	Malaysia	Century 21 Real Estate Corp.	9201794	9201794
CENTURION	Malaysia	Century 21 Real Estate Corp.	97/18284	97/18284
CENTURION	Malaysia	Century 21 Real Estate Corp.	97018285	97018285
CENTURY 21	Malaysia	Century 21 Real Estate Corp.	88/04830	88/04830
CENTURY 21	Malaysia	Century 21 Real Estate Corp.	98001032	98001032
CENTURY 21 & New House Design	Malaysia	Century 21 Real Estate Corp.	88/04829	88/04829
CENTURY 21 & New House Design	Malaysia	Century 21 Real Estate Corp.	98001033	98001033
CENTURY 21 Sign & Post	Malaysia	Century 21 Real Estate Corp.	91/01718
CENTURY 21 Sign & Post	Malaysia	Century 21 Real Estate Corp.	91/04500
CENTURY 21 Sign Design	Malaysia	Century 21 Real Estate Corp.	91/01717	91/01717
CENTURY 21 Sign Design	Malaysia	Century 21 Real Estate Corp.	91/03818	91/03818
VIP	Malaysia	Century 21 Real Estate Corp.	92-01793	92/01793

15

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Malta	Century 21 Real Estate Corp.	20260	20260
CENTURY 21 & New House Design	Malta	Century 21 Real Estate Corp.	20261	20261
CENTURY 21 & Sign & Post Design	Malta	Century 21 Real Estate Corp.	20398	20398
CENTURY 21 & Sign Design	Malta	Century 21 Real Estate Corp.	20399	20399
CAREERTRAK	Mexico	Century 21 Real Estate LLC	90128	384181
CASA ABIERTA	Mexico	Century 21 Real Estate LLC	154195	483652
CENTURION	Mexico	Century 21 Real Estate LLC	119465	483935
CENTURION	Mexico	Century 21 Real Estate LLC	119467	422142
CENTURY 21	Mexico	Century 21 Real Estate LLC	117459	849730
CENTURY 21	Mexico	Century 21 Real Estate LLC	117471	527091
CENTURY 21	Mexico	Century 21 Real Estate LLC	47531	434652
CENTURY 21	Mexico	Century 21 Real Estate LLC	52724	360990
CENTURY 21	Mexico	Century 21 Real Estate LLC	52726	360991
CENTURY 21	Mexico	Century 21 Real Estate LLC	52727	360992
CENTURY 21	Mexico	Century 21 Real Estate LLC	52728	360993
CENTURY 21	Mexico	Century 21 Real Estate LLC	77331	388000
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117455	454485
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117466	478179
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117479	422506
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	97783	435000
CENTURY 21 & Old Design	Mexico	Century 21 Real Estate LLC	160072	247331
CENTURY 21 & Old Design	Mexico	Century 21 Real Estate LLC	77330	394015
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	107933	403696
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	117470	420317
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	117473	423754
CENTURY 21 & Sign Design	Mexico	Century 21 Real Estate LLC	117467	420316

16

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247361	524430
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247362	549869
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247363	546079
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247364	524431
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247365	524432
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247367	612100
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247368	524433
PONGA SU CONFIANZA EN EL NUMERO UNO	Mexico	Century 21 Real Estate LLC	119468	410948
PONGA SU CONFIANZA EN EL NUMERO UNO	Mexico	Century 21 Real Estate LLC	119469	410949
SIGLO 21	Mexico	Century 21 Real Estate LLC	117454	841573
SIGLO 21	Mexico	Century 21 Real Estate LLC	117465	659818
SIGLO 21	Mexico	Century 21 Real Estate LLC	117472
SIGLO 21	Mexico	Century 21 Real Estate LLC	117474	436004
SIGLO 21	Mexico	Century 21 Real Estate LLC	52725	507194
VIP	Mexico	Century 21 Real Estate LLC	119472	527967
VIP	Mexico	Century 21 Real Estate LLC	119473	428418
CENTURION	Monaco	Century 21 Real Estate LLC	14083	01.22851
CENTURY 21	Monaco	Century 21 Real Estate LLC	11316	97.17947
CENTURY 21	Monaco	Century 21 Real Estate LLC	13115	00.21138
CENTURY 21 & New House Design	Monaco	Century 21 Real Estate LLC	26756	06.25281
CENTURY 21 & Sign & Post Design	Monaco	Century 21 Real Estate LLC	14180	92.14147
CENTURY 21 & Sign Design	Monaco	Century 21 Real Estate LLC	14179	92.14146
SIECLE 21	Monaco	Century 21 Real Estate LLC	13114	00.21137
VIP	Monaco	Century 21 Real Estate LLC	14082	01.22850
CENTURY 21	Montserrat	Century 21 Real Estate Corp.	1432	1432
CENTURY 21	Morocco	Century 21 Real Estate LLC	75533	75533

17

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	Morocco	Century 21 Real Estate LLC	75534	75534
CENTURY 21	Netherlands Antilles	Century 21 Real Estate LLC	D-600644	12451
CENTURY 21 & New House Design	Netherlands Antilles	Century 21 Real Estate LLC	16277	01028
CENTURY 21 & New House Design	Netherlands Antilles	Century 21 Real Estate LLC	D-300531	10146
CENTURION	New Zealand	Century 21 Real Estate Corp.	211267	211267
CENTURION	New Zealand	Century 21 Real Estate Corp.	211268	211268
CENTURY 21	New Zealand	Century 21 Real Estate Corp.	113348	113348
CENTURY 21	New Zealand	Century 21 Real Estate Corp.	182993	182993
CENTURY 21	New Zealand	Century 21 Real Estate Corp.	192823	192823
CENTURY 21 & New House Design	New Zealand	Century 21 Real Estate Corp.	204877	204877
CENTURY 21 & New House Design	New Zealand	Century 21 Real Estate Corp.	204878	204878
CENTURY 21 & Old Design	New Zealand	Century 21 Real Estate Corp.	182994	182994
CENTURY 21 & Old Sign Design	New Zealand	Century 21 Real Estate Corp.	192824	192824
CENTURY 21 & Old Sign Design	New Zealand	Century 21 Real Estate Corp.	192825	192825
CENTURY 21 & Sign & Post Design	New Zealand	Century 21 Real Estate Corp.	209832	209832
CENTURY 21 & Sign & Post Design	New Zealand	Century 21 Real Estate Corp.	209833	209833
CENTURY 21 & Sign Design	New Zealand	Century 21 Real Estate Corp.	209834	209834
CENTURY 21 & Sign Design	New Zealand	Century 21 Real Estate Corp.	209835	209835
CENTURY 21	Nicaragua	Century 21 Real Estate Corp.	4327	20120
CENTURY 21	Nicaragua	Century 21 Real Estate Corp.	4419	20151
CENTURY 21 & Design	Nicaragua	Century 21 Real Estate Corp.	2001/00773	51219
CENTURY 21 & Design	Nicaragua	Century 21 Real Estate Corp.	98-01044	38878 CC
SIGLO 21	Nicaragua	Century 21 Real Estate Corp.	98-01046	38889 CC
CENTURY 21	Nigeria	Century 21 Real Estate Corp.	TP 6465	55325
CENTURY 21 & New House Design	Nigeria	Century 21 Real Estate Corp.	TP 6466	55326
ARHUNDRE 21	Norway	Century 21 Real Estate LLC	905034	153820

18

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Norway	Century 21 Real Estate LLC	123490	102752
CENTURY 21 & New House Design	Norway	Century 21 Real Estate LLC	906024	152873
CENTURY 21	Oman	Century 21 Real Estate Corp.	3373	3373
CENTURY 21	Oman	Century 21 Real Estate Corp.	3374	3374
CENTURY 21 & New House Design	Oman	Century 21 Real Estate Corp.	5144	5144
CENTURY 21 & New House Design	Oman	Century 21 Real Estate Corp.	5145	5145
CENTURY 21 & Old Design	Oman	Century 21 Real Estate Corp.	3371	3371
CENTURY 21 & Old Design	Oman	Century 21 Real Estate Corp.	3372	3372
CENTURY 21	Pakistan	Century 21 Real Estate Corp.	103018
CENTURY 21	Pakistan	Century 21 Real Estate Corp.	201865
CENTURY 21 & New House Design	Pakistan	Century 21 Real Estate Corp.	109017
CENTURY 21 & New House Design	Pakistan	Century 21 Real Estate Corp.	201864
CENTURY 21	Panama	Century 21 Real Estate Corp.	46721	46721
CENTURY 21	Panama	Century 21 Real Estate Corp.	46733	46733
CENTURY 21 & New House Design	Panama	Century 21 Real Estate Corp.	64716	64716
CENTURY 21 & New House Design	Panama	Century 21 Real Estate Corp.	64717	64717
CENTURY 21 & Sign & Post Design	Panama	Century 21 Real Estate Corp.	64835	64835
SIGLO 21	Panama	Century 21 Real Estate Corp.	92979	92979
CENTURY 21	Papua New Guinea	Century 21 Real Estate Corp.	56203	56203
CENTURY 21	Papua New Guinea	Century 21 Real Estate Corp.	56204	56204
CENTURY 21 & New House Design	Papua New Guinea	Century 21 Real Estate Corp.	56525	56525
CENTURY 21 & Sign & Post Design	Papua New Guinea	Century 21 Real Estate Corp.	56956	56956
CENTURY 21 & Sign & Post Design	Papua New Guinea	Century 21 Real Estate Corp.	57047	57047
CENTURY 21 & Sign Design	Papua New Guinea	Century 21 Real Estate Corp.	56955	56955
CENTURY 21 & Sign Design	Papua New Guinea	Century 21 Real Estate Corp.	57046	57046
CENTURY 21	Paraguay	Century 21 Real Estate LLC	006295	291160

19

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Paraguay	Century 21 Real Estate LLC	006296	291159
CENTURY 21 & New House Design	Paraguay	Century 21 Real Estate LLC	006293	291066
CENTURY 21 & New House Design	Paraguay	Century 21 Real Estate LLC	006294	291065
SIGLO 21	Paraguay	Century 21 Real Estate LLC	8978	211345
CENTURY 21	Peru	Century 21 Real Estate LLC	60156	47487
CENTURY 21	Peru	Century 21 Real Estate LLC	60161	15048
CENTURY 21 & New House Design	Peru	Century 21 Real Estate LLC	60159	15047
CENTURY 21 & New House Design	Peru	Century 21 Real Estate LLC	60160	47813
SIGLO 21	Peru	Century 21 Real Estate LLC	164356	32792
CENTURY 21	Philippines	Century 21 Real Estate Corp.	120726	120726
CENTURY 21 & New House Design	Philippines	Century 21 Real Estate Corp.	120725
CENTURY 21	Poland	Century 21 Real Estate LLC	89660	68493
CENTURY 21	Poland	Century 21 Real Estate LLC	Z-237717	158490
CENTURY 21 & New House Design	Poland	Century 21 Real Estate LLC	117091	83480
CENTURY 21 & New House Design	Poland	Century 21 Real Estate LLC	Z-237716	158489
CENTURY 21	Portugal	Century 21 Real Estate LLC	190308	190308
CENTURY 21 & New House Design	Portugal	Century 21 Real Estate LLC	270646	270646
CENTURY 21 & New House Design	Portugal	Century 21 Real Estate LLC	270647	270647
EM CASA COM A CENTURY 21	Portugal	Century 21 Real Estate LLC	386229	386229
SECULO 21	Portugal	Century 21 Real Estate LLC	261233	261233
SECULO 21	Portugal	Century 21 Real Estate LLC	261234	261234
CENTURY 21	Puerto Rico	Century 21 Real Estate Corp.		45171
CENTURY 21 & New House Design	Puerto Rico	Century 21 Real Estate Corp.		45172
CENTURY 21 & Sign & Post Design	Puerto Rico	Century 21 Real Estate Corp.		7935
CENTURY 21	Qatar	Century 21 Real Estate LLC	21058	21058
CENTURY 21	Qatar	Century 21 Real Estate LLC	21059	21059

20

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	Qatar	Century 21 Real Estate LLC	21060	21060
CENTURY 21 & New House Design	Qatar	Century 21 Real Estate LLC	21061	21061
CENTURY 21	Romania	Century 21 Real Estate Corp.	22820	16676
CENTURY 21 & New House Design	Romania	Century 21 Real Estate LLC	200607307
BEK 21	Russian Federation	Century 21 Real Estate LLC	2006722910
BEK 21 & Design	Russian Federation	Century 21 Real Estate LLC
CENTURY 21	Russian Federation	Century 21 Real Estate LLC	113589	88734
CENTURY 21 & New House Design	Russian Federation	Century 21 Real Estate LLC	92010718	123932
CENTURY 21 & New House Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2006712394
CENTURY 21 (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2006712393
CENTURY 21	Saudi Arabia	Century 21 Real Estate LLC	2808	83/17
CENTURY 21 & New House Design	Saudi Arabia	Century 21 Real Estate LLC	12952	241/14
CENTURY 21 & New House Design	Saudi Arabia	Century 21 Real Estate LLC	12953	241/15
CENTURY 21	Serbia	Century 21 Real Estate LLC	Z-1284/2000	46528
CENTURY 21 & New House Design	Serbia	Century 21 Real Estate LLC	Z-800/2006
CENTURION	Singapore	Century 21 Real Estate LLC	6349	6349
CENTURION	Singapore	Century 21 Real Estate LLC	6350	6350
CENTURY 21	Singapore	Century 21 Real Estate LLC	1426	1426
CENTURY 21	Singapore	Century 21 Real Estate LLC	75995	75995
CENTURY 21 & New House Design	Singapore	Century 21 Real Estate LLC	1427	1427
CENTURY 21 & New House Design	Singapore	Century 21 Real Estate LLC	8106	T9008106I
CENTURY 21 & Sign & Post Design	Singapore	Century 21 Real Estate LLC	2378	2378
CENTURY 21 & Sign & Post Design	Singapore	Century 21 Real Estate LLC	2380	2380
CENTURY 21 & Sign Design	Singapore	Century 21 Real Estate LLC	2379	2379
CENTURY 21 & Sign Design (in series)	Singapore	Century 21 Real Estate LLC	15210I	15210I
CENTURY 21	Slovakia	Century 21 Real Estate LLC	170452	170452

21

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Solomon Islands	Century 21 Real Estate Corp.	1062225	1386
CENTURY 21	South Africa	Century 21 Real Estate LLC	75/5356	75/5356
CENTURY 21	South Africa	Century 21 Real Estate LLC	75/5357	75/5357
CENTURY 21	South Africa	Century 21 Real Estate LLC	91/4114	91/4114
CENTURY 21 & New House Design	South Africa	Century 21 Real Estate LLC	91/0140	91/0140
CENTURY 21 & New House Design	South Africa	Century 21 Real Estate LLC	91/0141	91/0141
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700537
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700538
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700539
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700540
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700535
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700536
CENTURY 21	Spain	Century 21 Real Estate LLC	800432	800432
CENTURY 21 & Design	Spain	Century 21 Real Estate LLC	1594972	1594972
CENTURY 21 & Design	Spain	Century 21 Real Estate LLC	1594973	1594973
CENTURY 21 BAHIA	Spain	Century 21 Real Estate LLC	2641550	2641550
VEINTE & UNO INMOBILIARIA	Spain	Century 21 Real Estate LLC	2042000	2042000
CENTURY 21	Sri Lanka	Century 21 Real Estate Corp.	71860	71860
CENTURY 21 & New House Design	Sri Lanka	Century 21 Real Estate Corp.	71861	71861
CENTURY 21 & New House Design	St. Lucia	Century 21 Real Estate Corp.	104/91	104/91
CENTURY 21	St. Vincent and the Grenadines	Century 21 Real Estate Corp.		3 of 1998
CENTURY 21 & New House Design	St. Vincent and the Grenadines	Century 21 Real Estate Corp.		4 of 1998
CENTURY 21	Suriname	Century 21 Real Estate Corp.	16558	16558
CENTURY 21 & New House Design	Suriname	Century 21 Real Estate Corp.	15910	15910
ARHUNDRADE 21	Sweden	Century 21 Real Estate LLC	90-2278	242489
CENTURY 21	Sweden	Century 21 Real Estate LLC	75-4254	156766

22

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	Sweden	Century 21 Real Estate LLC	91-00141	236989
SEKEL 21	Sweden	Century 21 Real Estate LLC	90-2277	242488
CAREERTRAK	Switzerland	Century 21 Real Estate LLC	16210/1993.8	405632
CAREERTRAK	Switzerland	Century 21 Real Estate LLC	4300/1990.6	383143
CENTURION	Switzerland	Century 21 Real Estate LLC	4879/1991.6	396770
CENTURY 21	Switzerland	Century 21 Real Estate LLC	1621/1993.0	405633
CENTURY 21	Switzerland	Century 21 Real Estate LLC	4254/75	279690
CENTURY 21 & New House Design	Switzerland	Century 21 Real Estate LLC	134/1991.2	390456
CENTURY 21 & New House Design	Switzerland	Century 21 Real Estate LLC	1622/1993.1	405850
CENTURY 21 & New House Design in Rectangle	Switzerland	Century 21 Real Estate LLC	1713/1991.1	388098
CENTURY 21 & Sign & Post Design	Switzerland	Century 21 Real Estate LLC	1714/1991.3	388099
JAHRHUNDERT 21	Switzerland	Century 21 Real Estate LLC	6744/1990.8	391692
SECOLO 21	Switzerland	Century 21 Real Estate LLC	6745/1990.0	391693
SIECLE 21	Switzerland	Century 21 Real Estate LLC	379729	379729
VIP	Switzerland	Century 21 Real Estate LLC	4880/1990.2	391576
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037514	678042
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037515	73356
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037517	75126
CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2071	300696
CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2072	17933
CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2073	18204
CENTURY 21	Taiwan	Century 21 Real Estate LLC	83-043310	675129
CENTURY 21	Taiwan	Century 21 Real Estate LLC	83-043311	675135
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037505	678086
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037506	72852
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037508	75131

23

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design (with Chinese)	Taiwan	Century 21 Real Estate LLC	82-005443	66001
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037511	678088
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037512	72854
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037513	75133
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-035709	72853
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-037508	678087
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-037510	75132
CENTURY 21 (in Chinese)	Taiwan	Century 21 Real Estate LLC	82-005441	65970
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040884	104268
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040885	104269
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040886	104270
VIP	Taiwan	Century 21 Real Estate LLC	83-037519	75127
CENTURY 21	Tanganyika	Century 21 Real Estate LLC	20794	20794
CENTURY 21 & New House Design	Tanganyika	Century 21 Real Estate Corp.	20800	20800
CENTURY 21	Tangier	Century 21 Real Estate Corp.	18559	18559
CENTURY 21 & Design	Tangier	Century 21 Real Estate Corp.	18560	18560
CENTURY 21	Thailand	Century 21 Real Estate Corp.	189170	Khor124654
CENTURY 21	Thailand	Century 21 Real Estate Corp.	225528	BOR 238
CENTURY 21 & Design	Thailand	Century 21 Real Estate Corp.	209760	KHOR130034
CENTURY 21 & Design	Thailand	Century 21 Real Estate Corp.	225529	BOR 237
CENTURY 21	Trinidad and Tobago	Century 21 Real Estate LLC	24404	24404
CENTURY 21	Trinidad and Tobago	Century 21 Real Estate LLC	24405	24405
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	19582	19582
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	24402	24402
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	24403	24403
CENTURY 21	Tunisia	Century 21 Real Estate Corp.	EE00.2178	EE00.2178

24

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	Tunisia	Century 21 Real Estate Corp.	EE00.2179	EE00.2179
CENTURY 21	Turkey	Century 21 Real Estate LLC	14216	112956
CENTURY 21	Turkey	Century 21 Real Estate LLC	1897	176890
CENTURY 21 & New House Design	Turkey	Century 21 Real Estate LLC	1898	169560
CENTURY 21 & New House Design	Turkey	Century 21 Real Estate LLC	55782	130768
CENTURY 21	Turks and Caicos Islands	Century 21 Real Estate LLC	10564	10564
CENTURY 21	Turks and Caicos Islands	Century 21 Real Estate LLC	12406	12406
CENTURY 21 & New House Design	Turks and Caicos Islands	Century 21 Real Estate LLC	11179	11179
CENTURY 21 & New House Design	Turks and Caicos Islands	Century 21 Real Estate LLC	12407	12407
CENTURY 21 & Sign & Post Design (Gold & Brown)	Turks and Caicos Islands	Century 21 Real Estate Corp.
CENTURY 21 & Sign & Post Design (Gold & Brown)	Turks and Caicos Islands	Century 21 Real Estate Corp.
BEK 21	Ukraine	Century 21 Real Estate LLC
BEK 21 & Design	Ukraine	Century 21 Real Estate LLC	2006722911
CENTURY 21	Ukraine	Century 21 Real Estate LLC	200516000
CENTURY 21 & New House Design	Ukraine	Century 21 Real Estate LLC	200515998
CENTURY 21 & New House Design (in Cyrillic)	Ukraine	Century 21 Real Estate LLC
CENTURY 21 & New House Design (in Ukranian)	Ukraine	Century 21 Real Estate LLC	200606808
CENTURY 21 (in Cyrillic)	Ukraine	Century 21 Real Estate LLC
CENTURY 21 (in Ukranian)	Ukraine	Century 21 Real Estate LLC	200606804
CENTURY 21	United Arab Emirates	Century 21 Real Estate Corp.	30183	22616
CENTURY 21	United Arab Emirates	Century 21 Real Estate Corp.	37513	28176
CENTURY 21 & New House Design	United Arab Emirates	Century 21 Real Estate Corp.	37514	30595
CENTURY 21 & New House Design	United Arab Emirates	Century 21 Real Estate Corp.	37515	28189
AD/PAC	United Kingdom	Century 21 Real Estate LLC	1581508	1581508
ADPAC	United Kingdom	Century 21 Real Estate LLC	1312811	1312811
CENTURION	United Kingdom	Century 21 Real Estate LLC	1469923	1469923

25

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURION	United Kingdom	Century 21 Real Estate LLC	1469924	1469924
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1062225	1062225
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274764	1274764
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274765	1274765
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274766	1274766
CENTURY 21 & New House Design	United Kingdom	Century 21 Real Estate LLC	1453968	1453968
CENTURY 21 & New House Design	United Kingdom	Century 21 Real Estate LLC	1453969	1453969
CENTURY 21 & Old Design	United Kingdom	Century 21 Real Estate LLC	1312814	1312814
CENTURY 21 & Old Design	United Kingdom	Century 21 Real Estate LLC	1312815	1312815
CENTURY 21 & Sign & Post Design	United Kingdom	Century 21 Real Estate LLC	1459098	1459098
CENTURY 21 & Sign & Post Design	United Kingdom	Century 21 Real Estate LLC	1459099	1459099
CENTURY 21 & Sign Design	United Kingdom	Century 21 Real Estate LLC	1459100	1459100
CENTURY 21 & Sign Design	United Kingdom	Century 21 Real Estate LLC	1459101	1459101
CENTURY 21 2 & 1	United Kingdom	Century 21 Real Estate LLC	1312819	1312819
CENTURY 21 THE NEIGHBOURHOOD PROFESSIONAL	United Kingdom	Century 21 Real Estate LLC	1312812	1312812
CENTURY 21 WE’RE THE NEIGHBOURHOOD PROFESSIONAL	United Kingdom	Century 21 Real Estate LLC	1312813	1312813
SIGLO 21	United Kingdom	Century 21 Real Estate LLC	2161639	2161639
SIGLO 21	United Kingdom	Century 21 Real Estate LLC	2173509	2173509
VIP	United Kingdom	Century 21 Real Estate LLC	1312816	1312816
CENTURY 21	Uruguay	Century 21 Real Estate Corp.	294114	294114
CENTURY 21	Uruguay	Century 21 Real Estate Corp.	315904	315904
CENTURY 21 & New House Design	Uruguay	Century 21 Real Estate Corp.	240868	354160
SIGLO 21	Uruguay	Century 21 Real Estate Corp.	302.999	302999
CENTURY 21 & New House Design	Venezuela	Century 21 Real Estate Corp.	13080-97	12130
CENTURY 21 (CENTURIA 21)	Venezuela	Century 21 Real Estate Corp.	343-94	2667

26

Trademark	Country Name	Owner Name	Application No.	Registration No.
SIGLO 21	Venezuela	Century 21 Real Estate Corp.	10993-98
SIGLO 21 BIENES RAICES & Design	Venezuela	Century 21 Real Estate Corp.	1535-98	13019
CENTURY 21	Viet Nam	Century 21 Real Estate LLC	29 552	24819
CENTURY 21	Viet Nam	Century 21 Real Estate LLC	4 2001 00266	40746
CENTURY 21 & New House Design	Viet Nam	Century 21 Real Estate LLC	29 553	24820
CENTURY 21 & New House Design	Viet Nam	Century 21 Real Estate LLC	4 2001 00267	40747
CENTURY 21	Virgin Islands (British)	Century 21 Real Estate Corp.		1822
CENTURY 21 & New House Design	Virgin Islands (British)	Century 21 Real Estate Corp.		1823
CENTURY 21	West Bank	Century 21 Real Estate LLC	5937	5937
CENTURY 21 & New House Design	West Bank	Century 21 Real Estate LLC	5935	5935
CENTURY 21 (in Arabic)	West Bank	Century 21 Real Estate LLC	5936	5936
CENTURY 21	Zanzibar	Century 21 Real Estate LLC	70/89	92/93
CENTURY 21 & New House Design	Zanzibar	Century 21 Real Estate LLC	142/90	182/93

Note - Century 21 Real Estate Corporation changed its name to Century 21 Real Estate LLC in December 2004. The change of name has either been recorded or filed for recordal in the majority of the countries, and we continue to work on instructing the remaining countries (roughly 10 or less). The owner name in our database does not change until we receive confirmation that the recordal is complete.

27

SCHEDULE II

CGRN Inc.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CGRN	United States	CGRN Inc.	75540186	2466103
Stick Man Design	United States	CGRN Inc.	75673268	2332340

SCHEDULE II

Coldwell Banker Corporation

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Albania	Coldwell Banker Corporation	AL-M-05-00353	10833
COLDWELL BANKER CB & Design	Albania	Coldwell Banker Corporation	AL-M-05-00356	10839
COLDWELL BANKER COMMERCIAL	Albania	Coldwell Banker Corporation	AL-M-05-00355
COLDWELL BANKER PREVIEWS INTERNATIONAL	Albania	Coldwell Banker Corporation	AL-M-05-00354	10837
COLDWELL BANKER	Algeria	Coldwell Banker Corporation	051140	098967
COLDWELL BANKER CB & Design	Algeria	Coldwell Banker Corporation	051143	068970
COLDWELL BANKER COMMERCIAL	Algeria	Coldwell Banker Corporation	051141	068968
COLDWELL BANKER PREVIEWS INTERNATIONAL	Algeria	Coldwell Banker Corporation	051142	068969
COLDWELL BANKER	Andorra	Coldwell Banker Corporation	014021	14021
COLDWELL BANKER CB & Design	Andorra	Coldwell Banker Corporation	014022	14022
COLDWELL BANKER COMMERCIAL	Andorra	Coldwell Banker Corporation	014019	14019
COLDWELL BANKER PREVIEWS	Andorra	Coldwell Banker Corporation	014020	14020
COLDWELL BANKER	Anguilla	Coldwell Banker Corporation		2912
COLDWELL BANKER CB & Design	Anguilla	Coldwell Banker Corporation		2911
COLDWELL BANKER COMMERCIAL & Design	Anguilla	Coldwell Banker Corporation		3014
COLDWELL BANKER	Antigua and Barbuda	Coldwell Banker Corporation	5192	5192
COLDWELL BANKER CB & Design	Antigua and Barbuda	Coldwell Banker Corporation	5202	5202
COLDWELL BANKER CB & Design	Antigua and Barbuda	Coldwell Banker Corporation	NA	5105
COLDWELL BANKER COMMERCIAL & Design	Antigua and Barbuda	Coldwell Banker Corporation	2238	2238
COLDWELL BANKER PREVIEWS	Antigua and Barbuda	Coldwell Banker Corporation	2130	2130
COLDWELL BANKER	Argentina	Coldwell Banker Corporation	2143148	1,743,115
COLDWELL BANKER	Argentina	Coldwell Banker Corporation	2143149	1,743,117
COLDWELL BANKER CB & Design	Argentina	Coldwell Banker Corporation	2056964	1657202

1

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Argentina	Coldwell Banker Corporation	2056965	1657201
COLDWELL BANKER COMMERCIAL	Argentina	Coldwell Banker Corporation	2195149	1,781,457
COLDWELL BANKER COMMERCIAL	Argentina	Coldwell Banker Corporation	2195450	1,781,458
COLDWELL BANKER PREVIEWS	Argentina	Coldwell Banker Corporation	21954451	1,781,455
COLDWELL BANKER PREVIEWS	Argentina	Coldwell Banker Corporation	21954452	1,781,456
COLDWELL BANKER	Aruba	Coldwell Banker Corporation		18942
COLDWELL BANKER CB & Design	Aruba	Coldwell Banker Corporation		18943
COLDWELL BANKER COMMERCIAL	Aruba	Coldwell Banker Corporation		10673
COLDWELL BANKER PREVIEWS	Aruba	Coldwell Banker Corporation		18897
CB & Design	Australia	Coldwell Banker Corporation	366321	366321
CB & Design	Australia	Coldwell Banker Corporation	366323	366323
CB & Design	Australia	Coldwell Banker Corporation	574981	574981
COLDWELL BANKER	Australia	Coldwell Banker Corporation	1001041	1001041
COLDWELL BANKER	Australia	Coldwell Banker Corporation	485910	485910
COLDWELL BANKER	Australia	Coldwell Banker Corporation	574983	574983
COLDWELL BANKER	Australia	Coldwell Banker Corporation	726957	726957
COLDWELL BANKER	Australia	Coldwell Banker Corporation	727940	727940
COLDWELL BANKER CB & Design	Australia	Coldwell Banker Corporation	575125	575125
COLDWELL BANKER COMMERCIAL	Australia	Coldwell Banker Corporation	574982	574982
COLDWELL BANKER COMMERCIAL & Design	Australia	Coldwell Banker Corporation	485909	485909
COLDWELL BANKER COMMERCIAL & Design	Australia	Coldwell Banker Corporation	574980	574980
COLDWELL BANKER PREVIEWS	Australia	Coldwell Banker Corporation	784897	784897
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Australia	Coldwell Banker Corporation	1084094
COLDWELL MORTGAGE	Australia	Coldwell Banker Corporation	1001042	1001042
COLDWELL BANKER	Austria	Coldwell Banker Corporation	4675/98	179094
COLDWELL BANKER CB & Design	Austria	Coldwell Banker Corporation	4678/98	179097

2

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Austria	Coldwell Banker Corporation	4676/98	179095
COLDWELL BANKER PREVIEWS	Austria	Coldwell Banker Corporation	4677/98	179096
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Austria	Coldwell Banker Corporation	004725041	004725041
CB & Design	Bahamas	Coldwell Banker Corporation	10778	10778
COLDWELL BANKER CB & Design	Bahamas	Coldwell Banker Corporation	10777	10777
COLDWELL BANKER COMMERCIAL	Bahamas	Coldwell Banker Corporation	20763	20763
COLDWELL BANKER PREVIEWS	Bahamas	Coldwell Banker Corporation	20247	20247
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahamas	Coldwell Banker Corporation	28828
COLDWELL BANKER	Bahrain	Coldwell Banker Corporation	5051	5051
COLDWELL BANKER CB & Design	Bahrain	Coldwell Banker Corporation	5052	5052
COLDWELL BANKER COMMERCIAL	Bahrain	Coldwell Banker Corporation	5053	5053
COLDWELL BANKER COMMERCIAL CB & Design	Bahrain	Coldwell Banker Corporation	39877	39877
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahrain	Coldwell Banker Corporation	48487
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahrain	Coldwell Banker Corporation	48488
COLDWELL BANKER	Barbados	Coldwell Banker Corporation	81/8844	81/8844
COLDWELL BANKER	Barbados	Coldwell Banker Corporation	81/8845	81/8845
COLDWELL BANKER CB & Design	Barbados	Coldwell Banker Corporation	81/11687	81/11687
COLDWELL BANKER CB & Design	Barbados	Coldwell Banker Corporation	81/11688	81/11688
COLDWELL BANKER COMMERCIAL	Barbados	Coldwell Banker Corporation	81/13146	81/13146
COLDWELL BANKER COMMERCIAL	Barbados	Coldwell Banker Corporation	81/13147	81/13147
COLDWELL BANKER PREVIEWS	Barbados	Coldwell Banker Corporation	81/10083	81/10083
COLDWELL BANKER PREVIEWS	Barbados	Coldwell Banker Corporation	81/10084	81/10084
COLDWELL BANKER	Belarus	Coldwell Banker Corporation	20052603
COLDWELL BANKER CB & Design	Belarus	Coldwell Banker Corporation	20052604
COLDWELL BANKER COMMERCIAL	Belarus	Coldwell Banker Corporation	20052605
COLDWELL BANKER PREVIEWS INTERNATIONAL	Belarus	Coldwell Banker Corporation	20052606

3

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Belize	Coldwell Banker Corporation		8008
COLDWELL BANKER CB & Design	Belize	Coldwell Banker Corporation		8007
COLDWELL BANKER COMMERCIAL & Design	Belize	Coldwell Banker Corporation		8006
CB & Design	Benelux	Coldwell Banker Corporation	47243	383644
COLDWELL BANKER	Benelux	Coldwell Banker Corporation	067090	462767
COLDWELL BANKER	Benelux	Coldwell Banker Corporation	47244	383645
COLDWELL BANKER COMMERCIAL & Design	Benelux	Coldwell Banker Corporation	067091	463574
COLDWELL BANKER MAKELAARS & Design	Benelux	Coldwell Banker Corporation	0980610	0692777
COLDWELL BANKER PREVIEWS	Benelux	Coldwell Banker Corporation	904394	621373
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Benelux	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Bermuda	Coldwell Banker Corporation	28879	28879
COLDWELL BANKER	Bermuda	Coldwell Banker Corporation	28880	28880
COLDWELL BANKER CB & Design	Bermuda	Coldwell Banker Corporation	28881	28881
COLDWELL BANKER CB & Design	Bermuda	Coldwell Banker Corporation	28882	28882
COLDWELL BANKER COMMERCIAL	Bermuda	Coldwell Banker Corporation	29771	29771
COLDWELL BANKER COMMERCIAL	Bermuda	Coldwell Banker Corporation	29772	29772
COLDWELL BANKER PREVIEWS	Bermuda	Coldwell Banker Corporation	29302	29302
COLDWELL BANKER PREVIEWS	Bermuda	Coldwell Banker Corporation	29303	29303
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bermuda	Coldwell Banker Corporation	45008
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bermuda	Coldwell Banker Corporation	45009
COLDWELL BANKER	Bolivia	Coldwell Banker Corporation		78855
COLDWELL BANKER	Bolivia	Coldwell Banker Corporation		78854
COLDWELL BANKER CB & Design	Bolivia	Coldwell Banker Corporation		78807
COLDWELL BANKER CB & Design	Bolivia	Coldwell Banker Corporation		78890
COLDWELL BANKER COMMERCIAL	Bolivia	Coldwell Banker Corporation		78852
COLDWELL BANKER COMMERCIAL	Bolivia	Coldwell Banker Corporation		78853

4

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Bolivia	Coldwell Banker Corporation		78741
COLDWELL BANKER PREVIEWS	Bolivia	Coldwell Banker Corporation		78856
COLDWELL BANKER	Bosnia and Herzegovina	Coldwell Banker Corporation	BAZ059310A
COLDWELL BANKER CB & Design	Bosnia and Herzegovina	Coldwell Banker Corporation	BAZ059311A
COLDWELL BANKER COMMERCIAL	Bosnia and Herzegovina	Coldwell Banker Corporation	BAZ059312A
COLDWELL BANKER PREVIEWS INTERNATIONAL	Bosnia and Herzegovina	Coldwell Banker Corporation	BAZ059313A
COLDWELL BANKER	Brazil	Coldwell Banker Corporation	819804479	819804479
COLDWELL BANKER	Brazil	Coldwell Banker Corporation	819804495	819804495
COLDWELL BANKER	Brazil	Coldwell Banker Corporation	824021568
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker Corporation	819804487	819804487
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker Corporation	819804509	819804509
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker Corporation	824021550
COLDWELL BANKER COMMERCIAL	Brazil	Coldwell Banker Corporation	821405527	821405527
COLDWELL BANKER COMMERCIAL	Brazil	Coldwell Banker Corporation	821405535	821405535
COLDWELL BANKER PREVIEWS	Brazil	Coldwell Banker Corporation	821405543	821405543
COLDWELL BANKER PREVIEWS	Brazil	Coldwell Banker Corporation	821405551	821405551
COLDWELL BANKER	Bulgaria	Coldwell Banker Corporation	79651
COLDWELL BANKER CB & Design	Bulgaria	Coldwell Banker Corporation	79650
COLDWELL BANKER COMMERCIAL	Bulgaria	Coldwell Banker Corporation	79652
COLDWELL BANKER PREVIEWS INTERNATIONAL	Bulgaria	Coldwell Banker Corporation	79649
AT HOME	Canada	Coldwell Banker Corporation	700191	448494
BEST BUYER	Canada	Coldwell Banker Corporation	688130	416314
BEST BUYER HOME FACTS	Canada	Coldwell Banker Corporation	766627	458949
BEST SELLER	Canada	Coldwell Banker Corporation	700941	458215
BLUE RIBBON AWARD	Canada	Coldwell Banker Corporation	653358	403169
CB & Design	Canada	Coldwell Banker Corporation	475816	288117

5

Trademark	Country Name	Owner Name	Application No.	Registration No.
CELEBRATE CANADA WITH COLDWELL BANKER & Design	Canada	Coldwell Banker Corporation	760138	476847
COLDWELL BANKER	Canada	Coldwell Banker Corporation	475815	305849
COLDWELL BANKER CB & Design	Canada	Coldwell Banker Corporation	524800	348510
COLDWELL BANKER CB & Design THE HOME SELLERS	Canada	Coldwell Banker Corporation	677434	433292
COLDWELL BANKER COMMERCIAL	Canada	Coldwell Banker Corporation	628871	397708
COLDWELL BANKER COMMERCIAL & Design	Canada	Coldwell Banker Corporation	873439	539972
COLDWELL BANKER COMMERCIAL CB & Design	Canada	Coldwell Banker Corporation	1,007,132	562602
COLDWELL BANKER CONCIERGE	Canada	Coldwell Banker Corporation	1021982	564894
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Canada	Coldwell Banker Corporation	1276998
DOOR KNOCKER Design	Canada	Coldwell Banker Corporation	655529	411023
EVERY DAY UNTIL IT’S SOLD	Canada	Coldwell Banker Canada Limited	0810410	473534
EXPECT THE BEST	Canada	Coldwell Banker Corporation	597708	387686
HOMES INTERNATIONAL	Canada	Coldwell Banker Corporation	668172	437499
INTERNATIONAL RESORT PROPERTY NETWORK	Canada	Coldwell Banker Corporation	700189	466679
PREVIEWS	Canada	Coldwell Banker Corporation	516910	312761
PREVIEWS	Canada	Coldwell Banker Corporation	641461	405992
RELOCATION 1 (Stylized)	Canada	Coldwell Banker Corporation	689511	425530
SUPPORT YOU CAN COUNT ON	Canada	Coldwell Banker Corporation	776075	497595
SUPPORT YOU CAN COUNT ON & Design	Canada	Coldwell Banker Corporation	776074	497604
THE BESTSELLERS	Canada	Coldwell Banker Corporation	617011	414307
ULTIMATE RELOCATION SERVICES	Canada	Coldwell Banker Canada Limited	1130378	634191
ULTIMATE SERVICE	Canada	Coldwell Banker Corporation	837398	493320
ULTIMATE SERVICE & Color Design	Canada	Coldwell Banker Corporation	837399	493319
ULTIMATE SERVICE & Design	Canada	Coldwell Banker Corporation	837397	493322
WE KEEP OUR PROMISES, OR YOU DON’T KEEP US	Canada	Coldwell Banker Canada Limited	0837396	485716
YOUR PASSPORT TO INDEPENDENCE	Canada	Coldwell Banker Corporation	726806	464650

6

Trademark	Country Name	Owner Name	Application No.	Registration No.
YOUR PASSPORT TO INDEPENDENCE & Design	Canada	Coldwell Banker Corporation	726807	464651
COLDWELL BANKER	Cayman Islands	Coldwell Banker Corporation		1346215
COLDWELL BANKER CB & Design	Cayman Islands	Coldwell Banker Corporation		1273340
COLDWELL BANKER COMMERCIAL & Design	Cayman Islands	Coldwell Banker Corporation		1346216
COLDWELL BANKER PREVIEWS	Cayman Islands	Coldwell Banker Corporation		2150408
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Cayman Islands	Coldwell Banker Corporation	2405562	2405562
COLDWELL BANKER	Chile	Coldwell Banker Corporation	364.683	490142
COLDWELL BANKER	Chile	Coldwell Banker Corporation	436.731	545270
COLDWELL BANKER CB & Design	Chile	Coldwell Banker Corporation	361.092	490057
COLDWELL BANKER CB & Design	Chile	Coldwell Banker Corporation	436.732	544900
COLDWELL BANKER COMMERCIAL	Chile	Coldwell Banker Corporation	436.727	544896
COLDWELL BANKER COMMERCIAL	Chile	Coldwell Banker Corporation	436.728	544897
COLDWELL BANKER PREVIEWS	Chile	Coldwell Banker Corporation	436.729	544898
COLDWELL BANKER PREVIEWS	Chile	Coldwell Banker Corporation	436.730	544899
SIGLO 21	Chile	Century 21 Real Estate Corp.	564471
COLDWELL BANKER	China (Peoples Republic)	Coldwell Banker Corporation	93068431	779263
COLDWELL BANKER	China (Peoples Republic)	Coldwell Banker Corporation	940002713	508584
COLDWELL BANKER CB & Design	China (Peoples Republic)	Coldwell Banker Corporation	9306842	779264
COLDWELL BANKER COMMERCIAL	China (Peoples Republic)	Coldwell Banker Corporation	8903351	508583
COLDWELL BANKER COMMERCIAL	China (Peoples Republic)	Coldwell Banker Corporation	9900020454	1487631
COLDWELL BANKER PREVIEWS	China (Peoples Republic)	Coldwell Banker Corporation	9900020455	1487632
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	China (Peoples Republic)	Coldwell Banker Corporation	4991660
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	China (Peoples Republic)	Coldwell Banker Corporation	4991661
COLDWELL BANKER	Colombia	Coldwell Banker Corporation	96 058578	201244
COLDWELL BANKER	Colombia	Coldwell Banker Corporation	96 058579	200927
COLDWELL BANKER CB & Design	Colombia	Coldwell Banker Corporation	96 058580	200951

7

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Colombia	Coldwell Banker Corporation	96 058581	200508
COLDWELL BANKER COMMERCIAL	Colombia	Coldwell Banker Corporation	98 075970	226225
COLDWELL BANKER COMMERCIAL	Colombia	Coldwell Banker Corporation	98 075971	226236
COLDWELL BANKER PREVIEWS	Colombia	Coldwell Banker Corporation	98 075972	226235
COLDWELL BANKER PREVIEWS	Colombia	Coldwell Banker Corporation	98 075973	226234
COLDWELL BANKER	Costa Rica	Coldwell Banker Corporation		111085
COLDWELL BANKER	Costa Rica	Coldwell Banker Corporation		111083
COLDWELL BANKER CB & Design	Costa Rica	Coldwell Banker Corporation		111106
COLDWELL BANKER CB & Design	Costa Rica	Coldwell Banker Corporation		111986
COLDWELL BANKER COMMERCIAL	Costa Rica	Coldwell Banker Corporation		111086
COLDWELL BANKER COMMERCIAL	Costa Rica	Coldwell Banker Corporation		111088
COLDWELL BANKER PREVIEWS	Costa Rica	Coldwell Banker Corporation		111087
COLDWELL BANKER PREVIEWS	Costa Rica	Coldwell Banker Corporation		111084
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Costa Rica	Coldwell Banker Corporation	0005958
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Costa Rica	Coldwell Banker Corporation	0005959
COLDWELL BANKER	Croatia	Coldwell Banker Corporation	Z20051853A	Z20051853
COLDWELL BANKER CB & Design	Croatia	Coldwell Banker Corporation	Z20051854A	Z20051854
COLDWELL BANKER COMMERCIAL	Croatia	Coldwell Banker Corporation	Z20051855A	Z20051855
COLDWELL BANKER PREVIEWS INTERNATIONAL	Croatia	Coldwell Banker Corporation	Z20051856A	Z20051856
COLDWELL BANKER	Cuba	Coldwell Banker Corporation	1324/98	127801
COLDWELL BANKER	Cuba	Coldwell Banker Corporation	1325/98	129066
COLDWELL BANKER CB & Design	Cuba	Coldwell Banker Corporation	1326/98	129067
COLDWELL BANKER CB & Design	Cuba	Coldwell Banker Corporation	1327/98	129068
COLDWELL BANKER COMMERCIAL	Cuba	Coldwell Banker Corporation	1328/98	127802
COLDWELL BANKER COMMERCIAL	Cuba	Coldwell Banker Corporation	1329/98	129069
COLDWELL BANKER PREVIEWS	Cuba	Coldwell Banker Corporation	1330/98	131549

8

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Cuba	Coldwell Banker Corporation	1331/98	127803
COLDWELL BANKER	Cyprus, Republic of	Coldwell Banker Corporation	50979	50979
COLDWELL BANKER	Cyprus, Republic of	Coldwell Banker Corporation	50980	50980
COLDWELL BANKER CB & Design	Cyprus, Republic of	Coldwell Banker Corporation	50981	50981
COLDWELL BANKER CB & Design	Cyprus, Republic of	Coldwell Banker Corporation	50982	50982
COLDWELL BANKER COMMERCIAL	Cyprus, Republic of	Coldwell Banker Corporation	50983	50983
COLDWELL BANKER COMMERCIAL	Cyprus, Republic of	Coldwell Banker Corporation	50984	50984
COLDWELL BANKER PREVIEWS	Cyprus, Republic of	Coldwell Banker Corporation	50985	50985
COLDWELL BANKER PREVIEWS	Cyprus, Republic of	Coldwell Banker Corporation	50986	50986
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Cyprus, Republic of	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Czech Republic	Coldwell Banker Corporation	155320	235825
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Czech Republic	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Denmark	Coldwell Banker Corporation	06134/1998	VR 1999 02179
COLDWELL BANKER CB & Design	Denmark	Coldwell Banker Corporation	01635/98	VR 1999 02180
COLDWELL BANKER COMMERCIAL	Denmark	Coldwell Banker Corporation	01632/98	VR 1999 02177
COLDWELL BANKER PREVIEWS	Denmark	Coldwell Banker Corporation	01633/98	VR 1999 02178
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Denmark	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Dominica	Coldwell Banker Corporation	5/99	5/99
COLDWELL BANKER CB & Design	Dominica	Coldwell Banker Corporation	4/99	4/99
COLDWELL BANKER COMMERCIAL & Design	Dominica	Coldwell Banker Corporation	2/99	2/99
COLDWELL BANKER PREVIEWS	Dominica	Coldwell Banker Corporation	3/99	3/99
COLDWELL BANKER	Dominican Republic	Coldwell Banker Corporation	363968	0093287
COLDWELL BANKER CB & Design	Dominican Republic	Coldwell Banker Corporation	99146747	93,286
COLDWELL BANKER COMMERCIAL	Dominican Republic	Coldwell Banker Corporation		99,423
COLDWELL BANKER COMMERCIAL	Dominican Republic	Coldwell Banker Corporation		98,889
COLDWELL BANKER PREVIEWS	Dominican Republic	Coldwell Banker Corporation	49664	95,525

9

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Dominican Republic	Coldwell Banker Corporation	49668	95,526
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Dominican Republic	Coldwell Banker Corporation	05073399	2005-73399
COLDWELL BANKER	Ecuador	Coldwell Banker Corporation	92102	366-00 DNPI
COLDWELL BANKER	Ecuador	Coldwell Banker Corporation	92103	1044-00 DNPI
COLDWELL BANKER CB & Design	Ecuador	Coldwell Banker Corporation	92104	1045-00 DNPI
COLDWELL BANKER CB & Design	Ecuador	Coldwell Banker Corporation	92105	367-00 DNPI
COLDWELL BANKER COMMERCIAL	Ecuador	Coldwell Banker Corporation	92106	1046-00 DNPI
COLDWELL BANKER COMMERCIAL	Ecuador	Coldwell Banker Corporation	92107	368-00 DNPI
COLDWELL BANKER PREVIEWS	Ecuador	Coldwell Banker Corporation	92100	365-00 DNPI
COLDWELL BANKER PREVIEWS	Ecuador	Coldwell Banker Corporation	92101	1043-00 DNPI
COLDWELL BANKER	Egypt	Coldwell Banker Corporation	127339	127339
COLDWELL BANKER CB & Design	Egypt	Coldwell Banker Corporation	127340	127340
COLDWELL BANKER COMMERCIAL	Egypt	Coldwell Banker Corporation	127337	127337
COLDWELL BANKER PREVIEWS	Egypt	Coldwell Banker Corporation	127338	127338
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Egypt	Coldwell Banker Corporation	180510
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Egypt	Coldwell Banker Corporation	180511
COLDWELL BANKER	El Salvador	Coldwell Banker Corporation	1678-98	38 BOOK 112
COLDWELL BANKER	El Salvador	Coldwell Banker Corporation	1679-98	35 BOOK 109
COLDWELL BANKER CB & Design	El Salvador	Coldwell Banker Corporation	1697-98	241 BOOK 121
COLDWELL BANKER CB & Design	El Salvador	Coldwell Banker Corporation	1698-98	167 BOOK 127
COLDWELL BANKER COMMERCIAL	El Salvador	Coldwell Banker Corporation	1699-98	125 BOOK 112
COLDWELL BANKER COMMERCIAL	El Salvador	Coldwell Banker Corporation	1700-98
COLDWELL BANKER PREVIEWS	El Salvador	Coldwell Banker Corporation	1680-98	124 BOOK 112
COLDWELL BANKER PREVIEWS	El Salvador	Coldwell Banker Corporation	1701-98
COLDWELL BANKER	Estonia	Coldwell Banker Corporation	9801766	31481
COLDWELL BANKER CB & Design	Estonia	Coldwell Banker Corporation	9801767	31482

10

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Estonia	Coldwell Banker Corporation	9801768	31483
COLDWELL BANKER PREVIEWS	Estonia	Coldwell Banker Corporation	9801769	31484
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Estonia	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	European Community	Coldwell Banker Corporation	129197	129197
COLDWELL BANKER CB & Design	European Community	Coldwell Banker Corporation	126821	126821
COLDWELL BANKER COMMERCIAL	European Community	Coldwell Banker Corporation	896621	896621
COLDWELL BANKER COMMERCIAL CB & Design	European Community	Coldwell Banker Corporation	5237029
COLDWELL BANKER PREVIEWS	European Community	Coldwell Banker Corporation	685040	685040
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	European Community	Coldwell Banker Corporation	4725041	4725041
COLDWELL BANKER	Fiji	Coldwell Banker Corporation	268/98	268/98
COLDWELL BANKER CB & Design	Fiji	Coldwell Banker Corporation	269/98	269/98
COLDWELL BANKER COMMERCIAL	Fiji	Coldwell Banker Corporation	271/98	271/98
COLDWELL BANKER PREVIEWS	Fiji	Coldwell Banker Corporation	270/98	270/98
COLDWELL BANKER	Finland	Coldwell Banker Corporation	T199802570	214283
COLDWELL BANKER CB & Design	Finland	Coldwell Banker Corporation	T199802571	216563
COLDWELL BANKER COMMERCIAL	Finland	Coldwell Banker Corporation	T199802572	214284
COLDWELL BANKER PREVIEWS	Finland	Coldwell Banker Corporation	T199802573	214285
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Finland	Coldwell Banker Corporation	004725041	004725041
CB & Design	France	Coldwell Banker Corporation		1205212
COLDWELL BANKER	France	Coldwell Banker Corporation	631430	1205213
COLDWELL BANKER COMMERCIAL	France	Coldwell Banker Corporation	98765497	98765497
COLDWELL BANKER COMMERCIAL & Design	France	Coldwell Banker Corporation	129049	1528876
COLDWELL BANKER IMMOBILIER & Design	France	Coldwell Banker Corporation	00 306099	00 306099
COLDWELL BANKER PREVIEWS	France	Coldwell Banker Corporation	97703392	97703392
COLDWELL BANKER PREVIEWS	France	Coldwell Banker Corporation	97703397	97703397
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	France	Coldwell Banker Corporation	004725041	004725041

11

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Georgia	Coldwell Banker Corporation	34736	16868
COLDWELL BANKER CB & Design	Georgia	Coldwell Banker Corporation	34739	16871
COLDWELL BANKER COMMERCIAL	Georgia	Coldwell Banker Corporation	34737	16869
COLDWELL BANKER PREVIEWS INTERNATIONAL	Georgia	Coldwell Banker Corporation	34738	16870
COLDWELL	Germany	Coldwell Banker Corporation	C41 447/36Wz	2021170
COLDWELL BANKER	Germany	Coldwell Banker Corporation	398 21 061.6	398 21 061
COLDWELL BANKER CB & Design	Germany	Coldwell Banker Corporation	398 21 062.4	298 21 062
COLDWELL BANKER COMMERCIAL	Germany	Coldwell Banker Corporation	398 21 063.2	398 21 063
COLDWELL BANKER PREVIEWS	Germany	Coldwell Banker Corporation	398 21 064.0	398 21 064
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Germany	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Gibraltar	Coldwell Banker Corporation	9288	9288
COLDWELL BANKER	Gibraltar	Coldwell Banker Corporation	9290	9290
COLDWELL BANKER CB & Design	Gibraltar	Coldwell Banker Corporation	9286	9286
COLDWELL BANKER CB & Design	Gibraltar	Coldwell Banker Corporation	9291	9291
COLDWELL BANKER COMMERCIAL	Gibraltar	Coldwell Banker Corporation	9292	9292
COLDWELL BANKER COMMERCIAL & Design	Gibraltar	Coldwell Banker Corporation	9287	9287
COLDWELL BANKER	Greece	Coldwell Banker Corporation	1445556	1445556
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Greece	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Grenada	Coldwell Banker Corporation		250/1997
COLDWELL BANKER	Grenada	Coldwell Banker Corporation		251/1997
COLDWELL BANKER CB & Design	Grenada	Coldwell Banker Corporation		249/1997
COLDWELL BANKER	Guatemala	Coldwell Banker Corporation	98-1625	118092
COLDWELL BANKER	Guatemala	Coldwell Banker Corporation	98-1626	106212
COLDWELL BANKER CB & Design	Guatemala	Coldwell Banker Corporation	98-1619	106206
COLDWELL BANKER CB & Design	Guatemala	Coldwell Banker Corporation	98-1620	106207
COLDWELL BANKER COMMERCIAL	Guatemala	Coldwell Banker Corporation	98-1623	106210

12

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Guatemala	Coldwell Banker Corporation	98-1624	106211
COLDWELL BANKER PREVIEWS	Guatemala	Coldwell Banker Corporation	98-1621	106208
COLDWELL BANKER PREVIEWS	Guatemala	Coldwell Banker Corporation	98-1622	106209
COLDWELL BANKER	Guyana	Coldwell Banker Corporation	17,134A	17,134A
COLDWELL BANKER CB & Design	Guyana	Coldwell Banker Corporation	17,135A	17,135A
COLDWELL BANKER COMMERCIAL	Guyana	Coldwell Banker Corporation	17,133A	17,133A
COLDWELL BANKER PREVIEWS	Guyana	Coldwell Banker Corporation	17,132A	17,132A
COLDWELL BANKER	Haiti	Coldwell Banker Corporation	898	236/113
COLDWELL BANKER	Haiti	Coldwell Banker Corporation	899	237/113
COLDWELL BANKER CB & Design	Haiti	Coldwell Banker Corporation	900	234/113
COLDWELL BANKER CB & Design	Haiti	Coldwell Banker Corporation	901	235/113
COLDWELL BANKER COMMERCIAL	Haiti	Coldwell Banker Corporation	491	150/118
COLDWELL BANKER COMMERCIAL	Haiti	Coldwell Banker Corporation	492	151/118
COLDWELL BANKER PREVIEWS INTERNATIONAL	Haiti	Coldwell Banker Corporation	541-A	112-148
COLDWELL BANKER PREVIEWS INTERNATIONAL	Haiti	Coldwell Banker Corporation	542-A	113-148
COLDWELL BANKER	Honduras	Coldwell Banker Corporation	3470/98	72784
COLDWELL BANKER	Honduras	Coldwell Banker Corporation	3471/98	5039
COLDWELL BANKER CB & Design	Honduras	Coldwell Banker Corporation	3468/98	73346
COLDWELL BANKER CB & Design	Honduras	Coldwell Banker Corporation	3469/98	5595
COLDWELL BANKER COMMERCIAL	Honduras	Coldwell Banker Corporation	3467/98	72879
COLDWELL BANKER COMMERCIAL	Honduras	Coldwell Banker Corporation	3480/98	5038
COLDWELL BANKER PREVIEWS	Honduras	Coldwell Banker Corporation	3472/98	72783
COLDWELL BANKER PREVIEWS	Honduras	Coldwell Banker Corporation	3479/98	5040
CB & Design	Hong Kong	Coldwell Banker Corporation	5846/92	03512
COLDWELL BANKER	Hong Kong	Coldwell Banker Corporation	10946/98	05705
COLDWELL BANKER	Hong Kong	Coldwell Banker Corporation	5842/92	04023

13

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Hong Kong	Coldwell Banker Corporation	10948/98	09131
COLDWELL BANKER CB & Design	Hong Kong	Coldwell Banker Corporation	5845/92	03511
COLDWELL BANKER COMMERCIAL	Hong Kong	Coldwell Banker Corporation	10947/98	09130
COLDWELL BANKER COMMERCIAL	Hong Kong	Coldwell Banker Corporation	5843/92	04024
COLDWELL BANKER COMMERCIAL & Design	Hong Kong	Coldwell Banker Corporation	5844/92	04025
COLDWELL BANKER PREVIEWS	Hong Kong	Coldwell Banker Corporation	10949/98	09681
COLDWELL BANKER PREVIEWS	Hong Kong	Coldwell Banker Corporation	10950/98	09682
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Hungary	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	India	Coldwell Banker Corporation	1241393	1241393
COLDWELL BANKER	India	Coldwell Banker Corporation	744350	744350
COLDWELL BANKER CB & Design	India	Coldwell Banker Corporation	1241395
COLDWELL BANKER CB & Design	India	Coldwell Banker Corporation	744349	744349
COLDWELL BANKER COMMERCIAL	India	Coldwell Banker Corporation	1289307	520710
COLDWELL BANKER COMMERCIAL	India	Coldwell Banker Corporation	1483273
COLDWELL BANKER COMMERCIAL CB & Design	India	Coldwell Banker Corporation	1483272
COLDWELL BANKER COMMERCIAL CB & Design	India	Coldwell Banker Corporation	1483274
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	India	Coldwell Banker Corporation	1397467
COLDWELL BANKER	Indonesia	Coldwell Banker Corporation	D98-14058	441953
COLDWELL BANKER	Indonesia	Coldwell Banker Corporation	J96-25793	402031
COLDWELL BANKER & Design	Indonesia	Coldwell Banker Corporation	D98-06222	418765
COLDWELL BANKER CB & Design	Indonesia	Coldwell Banker Corporation	J96-25794	402058
COLDWELL BANKER COMMERCIAL	Indonesia	Coldwell Banker Corporation	J98-15117	442266
COLDWELL BANKER COMMERCIAL & Design	Indonesia	Coldwell Banker Corporation	D98-15684	IDM000025909
COLDWELL BANKER PREVIEWS	Indonesia	Coldwell Banker Corporation	D98 14057	441952
COLDWELL BANKER PREVIEWS	Indonesia	Coldwell Banker Corporation	D98-14056	441951
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Indonesia	Coldwell Banker Corporation	D05-26944

14

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Indonesia	Coldwell Banker Corporation	J05-26943
COLDWELL BANKER PROPERTI & CB Design	Indonesia	Coldwell Banker Corporation	20822-20970	519595
COLDWELL BANKER	Ireland	Coldwell Banker Corporation	3113/98	210114
COLDWELL BANKER CB & Design	Ireland	Coldwell Banker Corporation	3114/98	210115
COLDWELL BANKER COMMERCIAL	Ireland	Coldwell Banker Corporation	3115/98	210116
COLDWELL BANKER PREVIEWS	Ireland	Coldwell Banker Corporation	3116/98	210117
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Ireland	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Israel	Coldwell Banker Corporation	125382	125382
COLDWELL BANKER	Israel	Coldwell Banker Corporation	125385	125385
COLDWELL BANKER CB & Design	Israel	Coldwell Banker Corporation	185105
COLDWELL BANKER CB & Design	Israel	Coldwell Banker Corporation	185106
COLDWELL BANKER COMMERCIAL	Israel	Coldwell Banker Corporation	125380	125380
COLDWELL BANKER COMMERCIAL	Israel	Coldwell Banker Corporation	125383	125383
COLDWELL BANKER PREVIEWS	Israel	Coldwell Banker Corporation	125381	125381
COLDWELL BANKER PREVIEWS	Israel	Coldwell Banker Corporation	125384	125384
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Israel	Coldwell Banker Corporation	184491
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Israel	Coldwell Banker Corporation	184492
CB & Design	Italy	Coldwell Banker Corporation		408810
COLDWELL BANKER	Italy	Coldwell Banker Corporation		404799
COLDWELL BANKER	Italy	Coldwell Banker Corporation	VI98C 000302	824263
COLDWELL BANKER CB & Design	Italy	Coldwell Banker Corporation	VI98C 000303	824264
COLDWELL BANKER COMMERCIAL	Italy	Coldwell Banker Corporation	VI98C 000305	824266
COLDWELL BANKER PREVIEWS	Italy	Coldwell Banker Corporation	VI98C 000304	824265
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Italy	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Jamaica	Coldwell Banker Corporation	16/2432	34052
COLDWELL BANKER	Jamaica	Coldwell Banker Corporation	41298	41298

15

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Jamaica	Coldwell Banker Corporation	16/2433	32897
COLDWELL BANKER COMMERCIAL	Jamaica	Coldwell Banker Corporation	16/2606	35277
COLDWELL BANKER PREVIEWS	Jamaica	Coldwell Banker Corporation	16/2469	35961
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Jamaica	Coldwell Banker Corporation	0467660
COLDWELL BANKER	Japan	Coldwell Banker Corporation	8-126344	4234028
COLDWELL BANKER CB & Design	Japan	Coldwell Banker Corporation	10-080818	4406318
COLDWELL BANKER CB & Design	Japan	Coldwell Banker Corporation	8-126345	4234029
COLDWELL BANKER COMMERCIAL	Japan	Coldwell Banker Corporation	10-080817	4406317
COLDWELL BANKER PREVIEWS	Japan	Coldwell Banker Corporation	10-080816	4406316
PREVIEWS	Japan	Coldwell Banker Corporation	59-133140	2111528
COLDWELL BANKER	Jordan	Coldwell Banker Corporation	56186	56186
COLDWELL BANKER	Jordan	Coldwell Banker Corporation	78572	78572
COLDWELL BANKER CB & Design	Jordan	Coldwell Banker Corporation	56185	56185
COLDWELL BANKER CB & Design	Jordan	Coldwell Banker Corporation	78571	78571
COLDWELL BANKER COMMERCIAL	Jordan	Coldwell Banker Corporation	55484	55484
COLDWELL BANKER COMMERCIAL	Jordan	Coldwell Banker Corporation	78574	78574
COLDWELL BANKER PREVIEWS	Jordan	Coldwell Banker Corporation	55485	55485
COLDWELL BANKER PREVIEWS INTERNATIONAL	Jordan	Coldwell Banker Corporation	78573	78573
COLDWELL BANKER PREVIEWS INTERNATIONAL	Jordan	Coldwell Banker Corporation	79149	79149
COLDWELL BANKER	Kiribati	Coldwell Banker Corporation	1561	1561
COLDWELL BANKER CB & Design	Kiribati	Coldwell Banker Corporation	1560	1560
COLDWELL BANKER COMMERCIAL	Kiribati	Coldwell Banker Corporation	1559	1559
COLDWELL BANKER PREVIEWS	Kiribati	Coldwell Banker Corporation	1655	1655
COLDWELL BANKER	Korea, Democratic People’s Republic of	Coldwell Banker Corporation	18998	10134
COLDWELL BANKER CB & Design	Korea, Democratic People’s Republic of	Coldwell Banker Corporation	18997	10133

16

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Korea, Democratic People’s Republic of	Coldwell Banker Corporation	18995	10131
COLDWELL BANKER PREVIEWS	Korea, Democratic People’s Republic of	Coldwell Banker Corporation	18996	10132
CB & Design	Korea, Republic of	Coldwell Banker Corporation	1990-1839	15101
COLDWELL BANKER	Korea, Republic of	Coldwell Banker Corporation	1988-001212	10506
COLDWELL BANKER (in Korean)	Korea, Republic of	Coldwell Banker Corporation	1996-3371	39983
COLDWELL BANKER CB & Design	Korea, Republic of	Coldwell Banker Corporation	1990-001840	15102
COLDWELL BANKER COMMERCIAL	Korea, Republic of	Coldwell Banker Corporation	4520062798
COLDWELL BANKER COMMERCIAL & Design	Korea, Republic of	Coldwell Banker Corporation	1988-001210	10504
COLDWELL BANKER COMMERCIAL CB & Design	Korea, Republic of	Coldwell Banker Corporation	4520062800
COLDWELL BANKER PREVIEWS	Korea, Republic of	Coldwell Banker Corporation	1998-1730	56325
COLDWELL BANKER	Kuwait	Coldwell Banker Corporation	36128	32264
COLDWELL BANKER CB & Design	Kuwait	Coldwell Banker Corporation	36129	32384
COLDWELL BANKER COMMERCIAL	Kuwait	Coldwell Banker Corporation	57402	59879
COLDWELL BANKER COMMERCIAL CB & Design	Kuwait	Coldwell Banker Corporation	61814	55596
COLDWELL BANKER	Latvia	Coldwell Banker Corporation	M981682	M44821
COLDWELL BANKER CB & Design	Latvia	Coldwell Banker Corporation	M981683	M44822
COLDWELL BANKER COMMERCIAL	Latvia	Coldwell Banker Corporation	M981684	M44823
COLDWELL BANKER PREVIEWS	Latvia	Coldwell Banker Corporation	M981685	M44824
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Latvia	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Lebanon	Coldwell Banker Corporation		91112
COLDWELL BANKER CB & Design	Lebanon	Coldwell Banker Corporation		91110
COLDWELL BANKER COMMERCIAL	Lebanon	Coldwell Banker Corporation		91109
COLDWELL BANKER COMMERCIAL CB & Design	Lebanon	Coldwell Banker Corporation		91111

17

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Lebanon	Coldwell Banker Corporation	3245	107129
COLDWELL BANKER	Liechtenstein	Coldwell Banker Corporation		11457
COLDWELL BANKER CB & Design	Liechtenstein	Coldwell Banker Corporation		11456
COLDWELL BANKER COMMERCIAL	Liechtenstein	Coldwell Banker Corporation		11455
COLDWELL BANKER PREVIEWS	Liechtenstein	Coldwell Banker Corporation		11458
COLDWELL BANKER	Lithuania	Coldwell Banker Corporation	20051127
COLDWELL BANKER CB & Design (black on white)	Lithuania	Coldwell Banker Corporation	20051126
COLDWELL BANKER COMMERCIAL	Lithuania	Coldwell Banker Corporation	20051128
COLDWELL BANKER PREVIEWS INTERNATIONAL	Lithuania	Coldwell Banker Corporation	20051129
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Lithuania	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Macao	Coldwell Banker Corporation	4843	4843
COLDWELL BANKER	Macao	Coldwell Banker Corporation	4844	4844
COLDWELL BANKER CB & Design	Macao	Coldwell Banker Corporation	4841	4841
COLDWELL BANKER CB & Design	Macao	Coldwell Banker Corporation	4842	4842
COLDWELL BANKER COMMERCIAL	Macao	Coldwell Banker Corporation	4837	4837
COLDWELL BANKER COMMERCIAL	Macao	Coldwell Banker Corporation	4838	4838
COLDWELL BANKER PREVIEWS	Macao	Coldwell Banker Corporation	4839	4839
COLDWELL BANKER PREVIEWS	Macao	Coldwell Banker Corporation	4840	4840
COLDWELL BANKER	Macedonia	Coldwell Banker Corporation	2005/839
COLDWELL BANKER CB & Design	Macedonia	Coldwell Banker Corporation	2005/838
COLDWELL BANKER COMMERCIAL	Macedonia	Coldwell Banker Corporation	2005/837
COLDWELL BANKER PREVIEWS INTERNATIONAL	Macedonia	Coldwell Banker Corporation	2005/836
COLDWELL BANKER	Malaysia	Coldwell Banker Corporation	88-02130	88-02130
COLDWELL BANKER CB & Design	Malaysia	Coldwell Banker Corporation	98-11330
COLDWELL BANKER CB & Design	Malaysia	Coldwell Banker Corporation	98-11342
COLDWELL BANKER COMMERCIAL	Malaysia	Coldwell Banker Corporation	98-11345

18

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Malaysia	Coldwell Banker Corporation	98-11346
COLDWELL BANKER COMMERCIAL & Design	Malaysia	Coldwell Banker Corporation	88-02131	88-02131
COLDWELL BANKER PREVIEWS	Malaysia	Coldwell Banker Corporation	98/11343	98/11343
COLDWELL BANKER PREVIEWS	Malaysia	Coldwell Banker Corporation	98-11344
COLDWELL BANKER	Malta	Coldwell Banker Corporation	31125	31125
COLDWELL BANKER CB & Design	Malta	Coldwell Banker Corporation	31124	31124
COLDWELL BANKER COMMERCIAL	Malta	Coldwell Banker Corporation	31122	31122
COLDWELL BANKER PREVIEWS	Malta	Coldwell Banker Corporation	31123	31123
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Malta	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Mexico	Coldwell Banker Corporation	151921	461261
COLDWELL BANKER	Mexico	Coldwell Banker Corporation	151922	461262
COLDWELL BANKER BIENES RAICES & Design	Mexico	Coldwell Banker Corporation	454607	692903
COLDWELL BANKER BIENES RAICES & Design	Mexico	Coldwell Banker Corporation	454608	689478
COLDWELL BANKER CB & Design	Mexico	Coldwell Banker Corporation	219301	544515
COLDWELL BANKER CB & Design	Mexico	Coldwell Banker Corporation	220127	495425
COLDWELL BANKER COMMERCIAL & Design	Mexico	Coldwell Banker Corporation	164949	467981
COLDWELL BANKER COMMERCIAL & Design	Mexico	Coldwell Banker Corporation	166799
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Mexico	Coldwell Banker Corporation	747841	915747
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Mexico	Coldwell Banker Corporation	747843	915748
PREVIEWS	Mexico	Coldwell Banker Corporation	213821	493374
PREVIEWS	Mexico	Coldwell Banker Corporation	213822	503301
COLDWELL BANKER	Moldova	Coldwell Banker Corporation	019696
COLDWELL BANKER CB & Design	Moldova	Coldwell Banker Corporation	019694
COLDWELL BANKER COMMERCIAL	Moldova	Coldwell Banker Corporation	019695
COLDWELL BANKER COMMERCIAL CB & Design	Moldova	Coldwell Banker Corporation	019697
CB & Design	Monaco	Coldwell Banker Corporation	019079	R 98.18971

19

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Monaco	Coldwell Banker Corporation	019080	R 98.18972
COLDWELL BANKER	Montserrat	Coldwell Banker Corporation		3166
COLDWELL BANKER CB & Design	Montserrat	Coldwell Banker Corporation		3167
COLDWELL BANKER COMMERCIAL & Design	Montserrat	Coldwell Banker Corporation
COLDWELL BANKER	Morocco	Coldwell Banker Corporation	95826	95826
COLDWELL BANKER CB & Design	Morocco	Coldwell Banker Corporation	95827	95827
COLDWELL BANKER COMMERCIAL	Morocco	Coldwell Banker Corporation	96356	96356
COLDWELL BANKER PREVIEWS INTERNATIONAL	Morocco	Coldwell Banker Corporation	96357	96357
COLDWELL BANKER	Netherlands Antilles	Coldwell Banker Corporation		20094
COLDWELL BANKER CB & Design	Netherlands Antilles	Coldwell Banker Corporation		20115
COLDWELL BANKER COMMERCIAL	Netherlands Antilles	Coldwell Banker Corporation		20900
COLDWELL BANKER PREVIEWS	Netherlands Antilles	Coldwell Banker Corporation		20550
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Netherlands Antilles	Coldwell Banker Corporation	D-600060	11910
COLDWELL BANKER	New Zealand	Coldwell Banker Corporation	182322	182322
COLDWELL BANKER	New Zealand	Coldwell Banker Corporation	272215	272215
COLDWELL BANKER CB & Design	New Zealand	Coldwell Banker Corporation	272216	272216
COLDWELL BANKER CB & Design	New Zealand	Coldwell Banker Corporation	272217	272217
COLDWELL BANKER COMMERCIAL	New Zealand	Coldwell Banker Corporation	182323	182323
COLDWELL BANKER COMMERCIAL	New Zealand	Coldwell Banker Corporation	296127	296127
COLDWELL BANKER PREVIEWS	New Zealand	Coldwell Banker Corporation	296125	296125
COLDWELL BANKER PREVIEWS	New Zealand	Coldwell Banker Corporation	296126	296126
COLDWELL BANKER	Nicaragua	Coldwell Banker Corporation	98-00950	39641
COLDWELL BANKER	Nicaragua	Coldwell Banker Corporation	98-00951	39849
COLDWELL BANKER CB & Design	Nicaragua	Coldwell Banker Corporation	98-00956	40289
COLDWELL BANKER CB & Design	Nicaragua	Coldwell Banker Corporation	98-00957	40271
COLDWELL BANKER COMMERCIAL	Nicaragua	Coldwell Banker Corporation	98-00952	39861

20

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Nicaragua	Coldwell Banker Corporation	98-00953	40325
COLDWELL BANKER PREVIEWS	Nicaragua	Coldwell Banker Corporation	98-00954	39850
COLDWELL BANKER PREVIEWS	Nicaragua	Coldwell Banker Corporation	98-00955	39862
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Nicaragua	Coldwell Banker Corporation	05-03745	0602020
COLDWELL BANKER	Norway	Coldwell Banker Corporation	9803109	193419
COLDWELL BANKER CB & Design	Norway	Coldwell Banker Corporation	9803112	193422
COLDWELL BANKER COMMERCIAL	Norway	Coldwell Banker Corporation	9803111	193421
COLDWELL BANKER PREVIEWS	Norway	Coldwell Banker Corporation	9803110	193420
COLDWELL BANKER	Oman	Coldwell Banker Corporation	36879	36879
COLDWELL BANKER	Oman	Coldwell Banker Corporation	36880	36880
COLDWELL BANKER CB & Design	Oman	Coldwell Banker Corporation	36885	36885
COLDWELL BANKER CB & Design	Oman	Coldwell Banker Corporation	36886	36886
COLDWELL BANKER COMMERCIAL	Oman	Coldwell Banker Corporation	36881	36881
COLDWELL BANKER COMMERCIAL	Oman	Coldwell Banker Corporation	36882	36882
COLDWELL BANKER PREVIEWS INTERNATIONAL	Oman	Coldwell Banker Corporation	36883	36883
COLDWELL BANKER PREVIEWS INTERNATIONAL	Oman	Coldwell Banker Corporation	36884	36884
COLDWELL BANKER	Pakistan	Coldwell Banker Corporation	150872
COLDWELL BANKER CB & Design	Pakistan	Coldwell Banker Corporation	150870
COLDWELL BANKER COMMERCIAL	Pakistan	Coldwell Banker Corporation	150869	150869
COLDWELL BANKER PREVIEWS	Pakistan	Coldwell Banker Corporation	150871	150871
COLDWELL BANKER	Panama	Coldwell Banker Corporation	85644	85644
COLDWELL BANKER	Panama	Coldwell Banker Corporation	85645	85655
COLDWELL BANKER CB & Design	Panama	Coldwell Banker Corporation	84324	84324
COLDWELL BANKER CB & Design	Panama	Coldwell Banker Corporation	84325	84325
COLDWELL BANKER COMMERCIAL	Panama	Coldwell Banker Corporation	95108	95108
COLDWELL BANKER COMMERCIAL	Panama	Coldwell Banker Corporation	95111	95111

21

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Panama	Coldwell Banker Corporation	95119	95119
COLDWELL BANKER PREVIEWS	Panama	Coldwell Banker Corporation	95120	95120
COLDWELL BANKER	Papua New Guinea	Coldwell Banker Corporation	A61877	A61877
COLDWELL BANKER CB & Design	Papua New Guinea	Coldwell Banker Corporation	A61878	A61878
COLDWELL BANKER COMMERCIAL	Papua New Guinea	Coldwell Banker Corporation	A61875	A61875
COLDWELL BANKER PREVIEWS	Papua New Guinea	Coldwell Banker Corporation	A61876	A61876
COLDWELL BANKER	Paraguay	Coldwell Banker Corporation	27311	291782
COLDWELL BANKER	Paraguay	Coldwell Banker Corporation	27317	219980
COLDWELL BANKER CB & Design	Paraguay	Coldwell Banker Corporation	27313	280547
COLDWELL BANKER CB & Design	Paraguay	Coldwell Banker Corporation	27314	220929
COLDWELL BANKER COMMERCIAL	Paraguay	Coldwell Banker Corporation	27316	219899
COLDWELL BANKER COMMERCIAL	Paraguay	Coldwell Banker Corporation	27318	216618
COLDWELL BANKER PREVIEWS	Paraguay	Coldwell Banker Corporation	27312	241792
COLDWELL BANKER PREVIEWS	Paraguay	Coldwell Banker Corporation	27315	222647
COLDWELL BANKER	Peru	Coldwell Banker Corporation	40117	040817
COLDWELL BANKER	Peru	Coldwell Banker Corporation	40118	012571
COLDWELL BANKER CB & Design	Peru	Coldwell Banker Corporation	40119	012652
COLDWELL BANKER CB & Design	Peru	Coldwell Banker Corporation	40120	041437
COLDWELL BANKER COMMERCIAL	Peru	Coldwell Banker Corporation	068027	050118
COLDWELL BANKER COMMERCIAL	Peru	Coldwell Banker Corporation	068111	016046
COLDWELL BANKER PREVIEWS	Peru	Coldwell Banker Corporation	068026	050117
COLDWELL BANKER PREVIEWS	Peru	Coldwell Banker Corporation	068109	016045
COLDWELL BANKER	Philippines	Coldwell Banker Corporation	4-2005-010581
COLDWELL BANKER	Philippines	Coldwell Banker Corporation	4-2005-011621
COLDWELL BANKER CB & Design	Philippines	Coldwell Banker Corporation	4-1997-117565	4-1997-117565
COLDWELL BANKER CB & Design	Philippines	Coldwell Banker Corporation	4-2005-011620

22

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Philippines	Coldwell Banker Corporation	5010583
COLDWELL BANKER COMMERCIAL	Philippines	Coldwell Banker Corporation	4-2005-010582
COLDWELL BANKER PREVIEWS INTERNATIONAL	Philippines	Coldwell Banker Corporation	4-2006-01758
COLDWELL BANKER	Poland	Coldwell Banker Corporation	Z-174262	122325
COLDWELL BANKER CB & Design	Poland	Coldwell Banker Corporation	Z-174261	122326
COLDWELL BANKER COMMERCIAL	Poland	Coldwell Banker Corporation	Z191810	132539
COLDWELL BANKER PREVIEWS	Poland	Coldwell Banker Corporation	Z-191811	132802
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Poland	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Portugal	Coldwell Banker Corporation	330677	330677
COLDWELL BANKER CB & Design	Portugal	Coldwell Banker Corporation	330680	330680
COLDWELL BANKER COMMERCIAL	Portugal	Coldwell Banker Corporation	330679	330679
COLDWELL BANKER PREVIEWS	Portugal	Coldwell Banker Corporation	330678	330678
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Portugal	Coldwell Banker Corporation	004725041	004725041
CB Design	Puerto Rico	Coldwell Banker Corporation		6791
COLDWELL BANKER	Puerto Rico	Coldwell Banker Corporation		6793
COLDWELL BANKER PREVIEWS	Puerto Rico	Coldwell Banker Corporation		42035
COLDWELL BANKER PREVIEWS	Puerto Rico	Coldwell Banker Corporation		42034
COLDWELL BANKER	Qatar	Coldwell Banker Corporation	28126	28126
COLDWELL BANKER CB & Design	Qatar	Coldwell Banker Corporation	28127
COLDWELL BANKER COMMERCIAL	Qatar	Coldwell Banker Corporation	28128
COLDWELL BANKER COMMERCIAL CB & Design	Qatar	Coldwell Banker Corporation	28129
COLDWELL BANKER	Romania	Coldwell Banker Corporation	M 2005 10239	71644
COLDWELL BANKER CB & Design	Romania	Coldwell Banker Corporation	M 2005 10240	71665
COLDWELL BANKER COMMERCIAL	Romania	Coldwell Banker Corporation	200510241	71666
COLDWELL BANKER COMMERCIAL CB & Design	Romania	Coldwell Banker Corporation	M 200608817
COLDWELL BANKER PREVIEWS INTERNATIONAL	Romania	Coldwell Banker Corporation	M 2005 10242	71664

23

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Russian Federation	Coldwell Banker Corporation	2005715047
COLDWELL BANKER CB & Design	Russian Federation	Coldwell Banker Corporation	2005715049
COLDWELL BANKER COMMERCIAL	Russian Federation	Coldwell Banker Corporation	2005715048
COLDWELL BANKER PREVIEWS INTERNATIONAL	Russian Federation	Coldwell Banker Corporation	2005715046
COLDWELL BANKER	Saudi Arabia	Coldwell Banker Corporation	77790	708/72
COLDWELL BANKER CB & Design	Saudi Arabia	Coldwell Banker Corporation	77791	708/73
COLDWELL BANKER COMMERCIAL	Saudi Arabia	Coldwell Banker Corporation	77792	708/74
COLDWELL BANKER COMMERCIAL CB & Design	Saudi Arabia	Coldwell Banker Corporation	77793	688/94
COLDWELL BANKER PREVIEWS	Saudi Arabia	Coldwell Banker Corporation	77794	708/75
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Saudi Arabia	Coldwell Banker Corporation	101267
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Saudi Arabia	Coldwell Banker Corporation	101268
COLDWELL BANKER	Serbia	Coldwell Banker Corporation	1521/05	51779
COLDWELL BANKER CB & Design	Serbia	Coldwell Banker Corporation	1520/05	51778
COLDWELL BANKER COMMERCIAL	Serbia	Coldwell Banker Corporation	1522/05	51780
COLDWELL BANKER PREVIEWS INTERNATIONAL	Serbia	Coldwell Banker Corporation	1523/05	51781
COLDWELL BANKER	Singapore	Coldwell Banker Corporation	9294/96	T96/09294A
COLDWELL BANKER	Singapore	Coldwell Banker Corporation	9295/96	T96/09295Z
COLDWELL BANKER CB & Design	Singapore	Coldwell Banker Corporation	9296/96	T96/09296H
COLDWELL BANKER CB & Design	Singapore	Coldwell Banker Corporation	9297/96	T96/09297F
COLDWELL BANKER COMMERCIAL	Singapore	Coldwell Banker Corporation	9313/98	T98/09313I
COLDWELL BANKER PREVIEWS	Singapore	Coldwell Banker Corporation	9315/98	T98/09315E
COLDWELL BANKER PREVIEWS	Singapore	Coldwell Banker Corporation	9316/98	T98/09316C
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Singapore	Coldwell Banker Corporation	T05/21302C	T05/21302C
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Singapore	Coldwell Banker Corporation	T05/21304Z
COLDWELL BANKER	Slovakia	Coldwell Banker Corporation	5803-2005	214572

24

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Slovakia	Coldwell Banker Corporation	5804-2005	214573
COLDWELL BANKER COMMERCIAL	Slovakia	Coldwell Banker Corporation	5802-2005	214571
COLDWELL BANKER PREVIEWS INTERNATIONAL	Slovakia	Coldwell Banker Corporation	5801-2005	214570
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Slovakia	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Slovenia	Coldwell Banker Corporation	200571513	200571513
COLDWELL BANKER CB & Design	Slovenia	Coldwell Banker Corporation	200571515	200571515
COLDWELL BANKER COMMERCIAL	Slovenia	Coldwell Banker Corporation	200571514	200571514
COLDWELL BANKER PREVIEWS INTERNATIONAL	Slovenia	Coldwell Banker Corporation	200571512	200571512
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Slovenia	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER	Solomon Islands	Coldwell Banker Corporation		1879
COLDWELL BANKER CB & Design	Solomon Islands	Coldwell Banker Corporation		1740
COLDWELL BANKER COMMERCIAL	Solomon Islands	Coldwell Banker Corporation		1739
COLDWELL BANKER	South Africa	Coldwell Banker Corporation	9615596	9615596
COLDWELL BANKER	South Africa	Coldwell Banker Corporation	9615597	9615597
COLDWELL BANKER CB & Design	South Africa	Coldwell Banker Corporation	9615594	9615594
COLDWELL BANKER CB & Design	South Africa	Coldwell Banker Corporation	9615595	9615595
COLDWELL BANKER COMMERCIAL	South Africa	Coldwell Banker Corporation	9815096	9815096
COLDWELL BANKER COMMERCIAL	South Africa	Coldwell Banker Corporation	9815097	9815097
COLDWELL BANKER PREVIEWS	South Africa	Coldwell Banker Corporation	9718988	9718988
COLDWELL BANKER PREVIEWS	South Africa	Coldwell Banker Corporation	9718989	9718989
CB & Design	Spain	Coldwell Banker Corporation	1005732	1005732
COLDWELL BANKER	Spain	Coldwell Banker Corporation	1005730	1005730
COLDWELL BANKER	Spain	Coldwell Banker Corporation	1005731	1005731
COLDWELL BANKER BIENES RAICES & Design	Spain	Coldwell Banker Corporation	2354151	2354151
COLDWELL BANKER BIENES RAICES & Design	Spain	Coldwell Banker Corporation	2354152	2354152
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Spain	Coldwell Banker Corporation	004725041	004725041

25

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	St. Kitts and Nevis	Coldwell Banker Corporation	0385
COLDWELL BANKER CB & Design	St. Kitts and Nevis	Coldwell Banker Corporation	0387
COLDWELL BANKER COMMERCIAL	St. Kitts and Nevis	Coldwell Banker Corporation	0384
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	St. Kitts and Nevis	Coldwell Banker Corporation	0386
COLDWELL BANKER CB & Design	St. Lucia	Coldwell Banker Corporation	214/97	214/97
COLDWELL BANKER PREVIEWS	St. Lucia	Coldwell Banker Corporation	299/97	299/97
COLDWELL BANKER PREVIEWS	St. Lucia	Coldwell Banker Corporation	300/97	300/97
COLDWELL BANKER	St. Vincent and the Grenadines	Coldwell Banker Corporation		220/97
COLDWELL BANKER	St. Vincent and the Grenadines	Coldwell Banker Corporation		221/97
COLDWELL BANKER COMMERCIAL	St. Vincent and the Grenadines	Coldwell Banker Corporation		125/98
COLDWELL BANKER COMMERCIAL CB & Design	St. Vincent and the Grenadines	Coldwell Banker Corporation		222/97
COLDWELL BANKER	Suriname	Coldwell Banker Corporation		16176
COLDWELL BANKER CB & Design	Suriname	Coldwell Banker Corporation		16174
COLDWELL BANKER COMMERCIAL	Suriname	Coldwell Banker Corporation		16178
COLDWELL BANKER PREVIEWS	Suriname	Coldwell Banker Corporation		16177
COLDWELL BANKER	Sweden	Coldwell Banker Corporation	98-2806	335804
COLDWELL BANKER CB & Design	Sweden	Coldwell Banker Corporation	98-2810	363103
COLDWELL BANKER PREVIEWS	Sweden	Coldwell Banker Corporation	98-2807	363102
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Sweden	Coldwell Banker Corporation	004725041	004725041
CB	Switzerland	Coldwell Banker Corporation		322480
COLDWELL BANKER	Switzerland	Coldwell Banker Corporation		322319
COLDWELL BANKER	Switzerland	Coldwell Banker Corporation	2989/1998	454943
COLDWELL BANKER CB & Design	Switzerland	Coldwell Banker Corporation	2987/1998	454925
COLDWELL BANKER COMMERCIAL	Switzerland	Coldwell Banker Corporation	2988/1998	454942
COLDWELL BANKER PREVIEWS	Switzerland	Coldwell Banker Corporation	2990/1998	454944
CB & Design	Taiwan	Coldwell Banker Corporation	81009666	49072

26

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Taiwan	Coldwell Banker Corporation	020887	41372
COLDWELL BANKER & Design	Taiwan	Coldwell Banker Corporation	020889	41936
COLDWELL BANKER CB & Design	Taiwan	Coldwell Banker Corporation	79021407	49508
COLDWELL BANKER COMMERCIAL	Taiwan	Coldwell Banker Corporation	87042618	154261
COLDWELL BANKER PREVIEWS	Taiwan	Coldwell Banker Corporation	87042619	154262
CB & Design	Thailand	Coldwell Banker Corporation	227809	Bor 18814
COLDWELL BANKER	Thailand	Coldwell Banker Corporation	227806	Bor 18817
COLDWELL BANKER	Thailand	Coldwell Banker Corporation	368287	Khor97339
COLDWELL BANKER & Design	Thailand	Coldwell Banker Corporation	179353	Khor80061
COLDWELL BANKER CB & Design	Thailand	Coldwell Banker Corporation	227807	Bor 18816
COLDWELL BANKER COMMERCIAL & Design	Thailand	Coldwell Banker Corporation	178611	Khor79278
COLDWELL BANKER COMMERCIAL & Design	Thailand	Coldwell Banker Corporation	227808	Bor 18815
COLDWELL BANKER PREVIEWS	Thailand	Coldwell Banker Corporation	368288	Khor101571
COLDWELL BANKER PREVIEWS	Thailand	Coldwell Banker Corporation	368289
COLDWELL BANKER	Tonga	Coldwell Banker Corporation	00184	00278
COLDWELL BANKER CB & Design	Tonga	Coldwell Banker Corporation	00183	00277
COLDWELL BANKER COMMERCIAL	Tonga	Coldwell Banker Corporation	00181	00275
COLDWELL BANKER PREVIEWS	Tonga	Coldwell Banker Corporation	00182	00276
COLDWELL BANKER	Trinidad and Tobago	Coldwell Banker Corporation	27277	27277
COLDWELL BANKER	Trinidad and Tobago	Coldwell Banker Corporation	27280	27280
COLDWELL BANKER CB & Design	Trinidad and Tobago	Coldwell Banker Corporation	27278	27278
COLDWELL BANKER CB & Design	Trinidad and Tobago	Coldwell Banker Corporation	27279	27279
COLDWELL BANKER COMMERCIAL	Trinidad and Tobago	Coldwell Banker Corporation	28332	28332
COLDWELL BANKER PREVIEWS	Trinidad and Tobago	Coldwell Banker Corporation	27946	27946
COLDWELL BANKER	Tunisia	Coldwell Banker Corporation	EE05.0058
COLDWELL BANKER CB & Design	Tunisia	Coldwell Banker Corporation	EE05.0057

27

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Tunisia	Coldwell Banker Corporation	EE05.0779
COLDWELL BANKER PREVIEWS INTERNATIONAL	Tunisia	Coldwell Banker Corporation	EE050778
COLDWELL BANKER	Turkey	Coldwell Banker Corporation	6730	187775
COLDWELL BANKER	Turkey	Coldwell Banker Corporation	6731	187815
COLDWELL BANKER CB & Design	Turkey	Coldwell Banker Corporation	6728	185408
COLDWELL BANKER CB & Design	Turkey	Coldwell Banker Corporation	6729	187757
COLDWELL BANKER COMMERCIAL	Turkey	Coldwell Banker Corporation	12675	202490
COLDWELL BANKER COMMERCIAL	Turkey	Coldwell Banker Corporation	12676	202269
COLDWELL BANKER PREVIEWS	Turkey	Coldwell Banker Corporation	12673	205807
COLDWELL BANKER PREVIEWS	Turkey	Coldwell Banker Corporation	12674	200328
COLDWELL BANKER	Turkish Republic of Northern Cyprus	Coldwell Banker Corporation	7420
COLDWELL BANKER CB & Design	Turkish Republic of Northern Cyprus	Coldwell Banker Corporation	7422
COLDWELL BANKER COMMERCIAL	Turkish Republic of Northern Cyprus	Coldwell Banker Corporation	7421
COLDWELL BANKER COMMERCIAL CB & Design	Turkish Republic of Northern Cyprus	Coldwell Banker Corporation	7423
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turkish Republic of Northern Cyprus	Coldwell Banker Corporation	7435
COLDWELL BANKER	Turks and Caicos Islands	Coldwell Banker Corporation		11494
COLDWELL BANKER	Turks and Caicos Islands	Coldwell Banker Corporation		12408
COLDWELL BANKER CB & Design	Turks and Caicos Islands	Coldwell Banker Corporation		11495
COLDWELL BANKER CB & Design	Turks and Caicos Islands	Coldwell Banker Corporation		12409
COLDWELL BANKER PREVIEWS	Turks and Caicos Islands	Coldwell Banker Corporation		12,475
COLDWELL BANKER PREVIEWS	Turks and Caicos Islands	Coldwell Banker Corporation		12312
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turks and Caicos Islands	Coldwell Banker Corporation	14098	14098
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turks and Caicos Islands	Coldwell Banker Corporation	14099	14099

28

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Tuvalu	Coldwell Banker Corporation		TM854
COLDWELL BANKER CB & Design	Tuvalu	Coldwell Banker Corporation		TM853
COLDWELL BANKER COMMERCIAL	Tuvalu	Coldwell Banker Corporation		TM852
COLDWELL BANKER PREVIEWS	Tuvalu	Coldwell Banker Corporation		TM913
COLDWELL BANKER	Ukraine	Coldwell Banker Corporation	200511479
COLDWELL BANKER CB & Design	Ukraine	Coldwell Banker Corporation	200511480
COLDWELL BANKER COMMERCIAL	Ukraine	Coldwell Banker Corporation	200511481
COLDWELL BANKER PREVIEWS INTERNATIONAL	Ukraine	Coldwell Banker Corporation	200511482
COLDWELL BANKER	United Arab Emirates	Coldwell Banker Corporation	48337	52794
COLDWELL BANKER CB & Design	United Arab Emirates	Coldwell Banker Corporation	48338	52795
COLDWELL BANKER COMMERCIAL	United Arab Emirates	Coldwell Banker Corporation	48339	59487
COLDWELL BANKER COMMERCIAL CB & Design	United Arab Emirates	Coldwell Banker Corporation	48340	59486
CB & Design	United Kingdom	Coldwell Banker Corporation	1177297	1177297
CB & Design	United Kingdom	Coldwell Banker Corporation	1273339	1273339
CB & Design	United Kingdom	Coldwell Banker Corporation	1422532	1422532
COLDWELL BANKER	United Kingdom	Coldwell Banker Corporation	1273338	1273338
COLDWELL BANKER	United Kingdom	Coldwell Banker Corporation	1346215	1346215
COLDWELL BANKER	United Kingdom	Coldwell Banker Corporation	2185020	2185020
COLDWELL BANKER CB & Design	United Kingdom	Coldwell Banker Corporation	1273340	1273340
COLDWELL BANKER CB & Design	United Kingdom	Coldwell Banker Corporation	2185011	2185011
COLDWELL BANKER COMMERCIAL	United Kingdom	Coldwell Banker Corporation	2185014	2185014
COLDWELL BANKER COMMERCIAL & Design	United Kingdom	Coldwell Banker Corporation	1346216	1346216
COLDWELL BANKER PREVIEWS	United Kingdom	Coldwell Banker Corporation	2150397	2150397
COLDWELL BANKER PREVIEWS	United Kingdom	Coldwell Banker Corporation	2150408	2150408
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	United Kingdom	Coldwell Banker Corporation	004725041	004725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	United Kingdom	Coldwell Banker Corporation	2405562	2405562

29

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Uruguay	Coldwell Banker Corporation	309085	309085
COLDWELL BANKER CB & Design	Uruguay	Coldwell Banker Corporation	309086	309086
COLDWELL BANKER COMMERCIAL	Uruguay	Coldwell Banker Corporation	309087	309087
COLDWELL BANKER PREVIEWS	Uruguay	Coldwell Banker Corporation	309088	309088
COLDWELL BANKER	Vanuatu	Coldwell Banker Corporation	10311	10311
COLDWELL BANKER COMMERCIAL	Vanuatu	Coldwell Banker Corporation	10312	10312
COLDWELL BANKER	Venezuela	Coldwell Banker Corporation	25462-97	209784
COLDWELL BANKER	Venezuela	Coldwell Banker Corporation	25465-97	9130
COLDWELL BANKER CB & Design	Venezuela	Coldwell Banker Corporation	327-97	208476
COLDWELL BANKER CB & Design	Venezuela	Coldwell Banker Corporation	328-98	8947
COLDWELL BANKER COMMERCIAL	Venezuela	Coldwell Banker Corporation	02-99	215483
COLDWELL BANKER COMMERCIAL	Venezuela	Coldwell Banker Corporation	03-99	11041
COLDWELL BANKER PREVIEWS	Venezuela	Coldwell Banker Corporation	25463-97	9309
COLDWELL BANKER PREVIEWS	Venezuela	Coldwell Banker Corporation	25466-97	209785
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Venezuela	Coldwell Banker Corporation	25344
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Venezuela	Coldwell Banker Corporation	25345
COLDWELL BANKER	Viet Nam	Coldwell Banker Corporation	11559	9887
COLDWELL BANKER CB & Design	Viet Nam	Coldwell Banker Corporation	11560	9888
COLDWELL BANKER COMMERCIAL	Viet Nam	Coldwell Banker Corporation	41501	42111
COLDWELL BANKER PREVIEWS	Viet Nam	Coldwell Banker Corporation	41500	43732
COLDWELL BANKER	Virgin Islands (British)	Coldwell Banker Corporation		3169
COLDWELL BANKER CB & Design	Virgin Islands (British)	Coldwell Banker Corporation		3177
COLDWELL BANKER COMMERCIAL	Virgin Islands (British)	Coldwell Banker Corporation		1641
COLDWELL BANKER PREVIEWS	Virgin Islands (British)	Coldwell Banker Corporation		3301
COLDWELL BANKER	Western Samoa	Coldwell Banker Corporation	3804	3804
COLDWELL BANKER CB & Design	Western Samoa	Coldwell Banker Corporation	3803	3803

30

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Western Samoa	Coldwell Banker Corporation	3801	3801
COLDWELL BANKER PREVIEWS	Western Samoa	Coldwell Banker Corporation	3802	3802

31

SCHEDULE II

Realogy Services Group LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
REALOGY	United States	Realogy Services Group LLC	78810057
REALOGY	United States	Realogy Services Group LLC	78810142
REALOGY	United States	Realogy Services Group LLC	78810039
REALOGY	United States	Realogy Services Group LLC	78810051
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818200
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818186
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818197
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818203
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842043
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842038
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842046
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78849192
THE ART OF REAL ESTATE	United States	Realogy Services Group LLC	78811352
THE ART OF REAL ESTATE	United States	Realogy Services Group LLC	78811453
THE ART OF REAL ESTATE	United States	Realogy Services Group LLC	78811469
THE ART OF REAL ESTATE	United States	Realogy Services Group LLC	78811324

SCHEDULE II

Cotton Real Estate, Inc.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CAPE COD STYLE	United States	COTTON REAL ESTATE, INC.	76410655	2971401
COTTON REAL ESTATE	United States	COTTON REAL ESTATE, INC.	78181435	2771791
A REAL ESTATE OF MIND	United States	COTTON REAL ESTATE, INC.	78192825	2846759
CAPE COD STYLE	United States	COTTON REAL ESTATE, INC.	76410657	2736246

SCHEDULE II

ERA Franchise Systems, Inc.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Albania	ERA Franchise Systems, Inc.	AL-M-05-00413	10841
ERA & New House Design	Albania	ERA Franchise Systems, Inc.	AL-M-05-00415	10843
ERA	Algeria	ERA Franchise Systems, Inc.	051197	069735
ERA & New House Design (black on white)	Algeria	ERA Franchise Systems, Inc.	051198	069736
ERA	Andorra	ERA Franchise Systems, Inc.	20920	22553
ERA & New House Design (black on white)	Andorra	ERA Franchise Systems, Inc.	20921	22557
ERA & New House Design (color)	Andorra	ERA Franchise Systems, Inc.	20932	22635
ERA & New House Design (series of 3)	Anguilla	ERA Franchise Systems, Inc.	3012	3012
ERA	Antigua and Barbuda	ERA Franchise Systems, Inc.	1978	1978
ERA & New House Design	Antigua and Barbuda	ERA Franchise Systems, Inc.	1981	1981
ERA	Argentina	ERA Franchise Systems, Inc.	2730940
ERA	Argentina	ERA Franchise Systems, Inc.	2730941
ERA & New House Design	Argentina	ERA Franchise Systems, Inc.	2730942
ERA & New House Design	Argentina	ERA Franchise Systems, Inc.	2730943
ERA	Aruba	ERA Franchise Systems, Inc.	IM980420.28	19134
ERA & New House Design	Aruba	ERA Franchise Systems, Inc.	IM980420.27	19133
ERA	Australia	ERA Franchise Systems, Inc.	389378	389378
ERA	Australia	ERA Franchise Systems, Inc.	613949	613949
ERA	Australia	ERA Franchise Systems, Inc.	614060	614060
ERA & New House Design (series of 2)	Australia	ERA Franchise Systems, Inc.	734308	734308
ERA & Old House, Circle Design	Australia	ERA Franchise Systems, Inc.	328034	328034
ERA & Old House, Circle Design	Australia	ERA Franchise Systems, Inc.	389379	389379
ERA & Old House, Circle Design	Australia	ERA Franchise Systems, Inc.	614146	614146

1

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & Old House, Circle Design	Australia	ERA Franchise Systems, Inc.	614147	614147
TEAM ERA	Australia	ERA Franchise Systems, Inc.	613952	613952
TEAM ERA	Australia	ERA Franchise Systems, Inc.	613953	613953
ERA & New House Design	Austria	ERA Franchise Systems, Inc.	4684/97	172178
ERA	Bahamas	ERA Franchise Systems, Inc.	20611	20611
ERA & Design	Bahamas	ERA Franchise Systems, Inc.	20596	20596
ERA	Bahrain	ERA Franchise Systems, Inc.	42829
ERA	Bahrain	ERA Franchise Systems, Inc.	42830
ERA & New House Design (color)	Bahrain	ERA Franchise Systems, Inc.	42831
ERA & New House Design (color)	Bahrain	ERA Franchise Systems, Inc.	42832
ERA	Barbados	ERA Franchise Systems, Inc.	NA	8113157
ERA	Barbados	ERA Franchise Systems, Inc.	NA	81/13156
ERA & New House Design (black on white)	Barbados	ERA Franchise Systems, Inc.	NA	8113154
ERA & New House Design (black on white)	Barbados	ERA Franchise Systems, Inc.	NA	81/13155
ERA	Belize	ERA Franchise Systems, Inc.	3175.05	3175.05
ERA & New House Design (black on white)	Belize	ERA Franchise Systems, Inc.	3174.05	3174.05
AMSTERDAM ERA MAKELAARS	Benelux	ERA Franchise Systems, Inc.	1109584	799660
ERA & New House Design (white on black)	Benelux	ERA Franchise Systems, Inc.	888757	607767
ERA & Old House, Circle Design	Benelux	ERA Franchise Systems, Inc.	767096	506289
ERA & Sign & Post Design	Benelux	ERA Franchise Systems, Inc.	618741	618741
ERA AMSTERDAM	Benelux	ERA Franchise Systems, Inc.	1109585	799661
ERA MAKELAAR OPEN HUIZEN ROUTE & Design	Benelux	ERA Franchise Systems, Inc.	1067707	766494
ERA MAKELAARS AMSTERDAM	Benelux	ERA Franchise Systems, Inc.	1109265	811386
ERA	Bermuda	ERA Franchise Systems, Inc.	34365	34565
ERA & New House Design (black on white)	Bermuda	ERA Franchise Systems, Inc.	34366	34366
ERA	Bosnia and Herzegovina	ERA Franchise Systems, Inc.	BAZ059324A

2

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design	Bosnia and Herzegovina	ERA Franchise Systems, Inc.	BAZ059323A
ERA & Design	Brazil	ERA Franchise Systems, Inc.	819488011	819488011
ERA & New House Design (black on white)	Brunei Darussalam	ERA Franchise Systems, Inc.	BRU/28160	25588
ERA	Bulgaria	ERA Franchise Systems, Inc.	82714
ERA & New House Design (black on white)	Bulgaria	ERA Franchise Systems, Inc.	82715
ERA & New House Design (color)	Bulgaria	ERA Franchise Systems, Inc.	82716
ERA	Cambodia	ERA Franchise Systems, Inc.	13156	12854
ERA	Cambodia	ERA Franchise Systems, Inc.	13157	12855
ERA & New House Design	Cambodia	ERA Franchise Systems, Inc.	12606	12665
ERA & New House Design	Cambodia	ERA Franchise Systems, Inc.	12607	12666
ERA	Canada	ERA Franchise Systems, Inc.	502174	297534
ERA	Canada	ERA Franchise Systems, Inc.	505554	289140
ERA & New House Design	Canada	ERA Franchise Systems, Inc.	1277797
ERA & Old House, Circle Design	Canada	ERA Franchise Systems, Inc.	408381	249498
ERA & Old House, Circle Design	Canada	ERA Franchise Systems, Inc.	505555	296842
ERA	Cayman Islands	ERA Franchise Systems, Inc.		1584675
ERA & New House Design (series of 3)	Cayman Islands	ERA Franchise Systems, Inc.		2132336
ERA	China (Peoples Republic)	ERA Franchise Systems, Inc.	9900119491	1512620
ERA & New House Design (black on white)	China (Peoples Republic)	ERA Franchise Systems, Inc.	9900119489	1512612
ERA (new house design)	China (Peoples Republic)	ERA Franchise Systems, Inc.	9900119490	1487627
ERA	Colombia	ERA Franchise Systems, Inc.	01 00174	285870
ERA	Colombia	ERA Franchise Systems, Inc.	95 41908	287103
ERA & New House Design (black on white)	Colombia	ERA Franchise Systems, Inc.	98 0511	275576
ERA & New House Design (black on white)	Colombia	ERA Franchise Systems, Inc.	98 22226	275305
ERA & Old House, Circle Design	Colombia	ERA Franchise Systems, Inc.	95 41907	292845
ERA	Costa Rica	ERA Franchise Systems, Inc.	80449	80449

3

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Costa Rica	ERA Franchise Systems, Inc.	80451	80451
ERA & Old House, Circle Design	Costa Rica	ERA Franchise Systems, Inc.	80450	80450
ERA REAL ESTATE & New House Design (in color)	Costa Rica	ERA Franchise Systems, Inc.	2002-006229	138005
ERA	Croatia	ERA Franchise Systems, Inc.	20051765	20051765
ERA & New House Design	Croatia	ERA Franchise Systems, Inc.	20051766	20051766
ERA	Cuba	ERA Franchise Systems, Inc.	985/98	127447
ERA	Cuba	ERA Franchise Systems, Inc.	986/98	127452
ERA (new design)	Cuba	ERA Franchise Systems, Inc.	987/98	127453
ERA (new design)	Cuba	ERA Franchise Systems, Inc.	988/98	127458
ERA & New House Design	Czech Republic	ERA Franchise Systems, Inc.	145439	227727
ERA	Denmark	ERA Franchise Systems, Inc.	01389/98	2000 0031
ERA & New House Design	Denmark	ERA Franchise Systems, Inc.	01390/98	2000 0032
ERA	Dominica	ERA Franchise Systems, Inc.	99181888	93/98
ERA & Design (new design)	Dominica	ERA Franchise Systems, Inc.	99181887	92/98
ERA	Dominican Republic	ERA Franchise Systems, Inc.		98235
ERA	Dominican Republic	ERA Franchise Systems, Inc.	98036562	99422
ERA & N. Design	Dominican Republic	ERA Franchise Systems, Inc.	98036563	99417
ERA (and design)	Dominican Republic	ERA Franchise Systems, Inc.		98236
ERA	Ecuador	ERA Franchise Systems, Inc.	58777	30597
ERA	Ecuador	ERA Franchise Systems, Inc.	58780	30697
ERA & New House Design	Ecuador	ERA Franchise Systems, Inc.	180790
ERA & New House Design	Ecuador	ERA Franchise Systems, Inc.	180791
ERA & Old House Design	Ecuador	ERA Franchise Systems, Inc.	58776	30497
ERA & Old House Design	Ecuador	ERA Franchise Systems, Inc.	58779	72097
ERA	Egypt	ERA Franchise Systems, Inc.	161968
ERA	Egypt	ERA Franchise Systems, Inc.	161969

4

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design	Egypt	ERA Franchise Systems, Inc.	161970
ERA & New House Design	Egypt	ERA Franchise Systems, Inc.	161971
ERA	El Salvador	ERA Franchise Systems, Inc.	20050065387
ERA	El Salvador	ERA Franchise Systems, Inc.	20050065390	94 Book 52
ERA & New House Design (black on white)	El Salvador	ERA Franchise Systems, Inc.	20050065383
ERA & New House Design (black on white)	El Salvador	ERA Franchise Systems, Inc.	20050065384	87 Book 52
ERA	European Community	ERA Franchise Systems, Inc.	4575379
ERA	European Community	ERA Franchise Systems, Inc.	538421	538421
ERA & New House Design (color)	European Community	ERA Franchise Systems, Inc.	4575361
ERA & New House Design (white on black)	European Community	ERA Franchise Systems, Inc.	782995	782995
ERA	Finland	ERA Franchise Systems, Inc.	T199800268	219819
ERA & New House Design	Finland	ERA Franchise Systems, Inc.	T199800269	219820
ERA & New House Design (black on white)	France	ERA Franchise Systems, Inc.	97686901	97686901
ERA & New House Design (color)	France	ERA Franchise Systems, Inc.	97686900	97686900
ERA & New House Design (white on black)	France	ERA Franchise Systems, Inc.	97667132	97667132
ERA & New House Design	Germany	ERA Franchise Systems, Inc.	39721035.3	39721035
ERA & Old House, Circle Design	Germany	ERA Franchise Systems, Inc.	E20240/36 Wz	994162
ERA	Gibraltar	ERA Franchise Systems, Inc.	9332	9332
ERA & New House Design (series of 3)	Gibraltar	ERA Franchise Systems, Inc.	9331	9331
ERA	Greece	ERA Franchise Systems, Inc.	136042	136042/98
ERA (and design)	Greece	ERA Franchise Systems, Inc.	136043	136043/98
ERA	Grenada	ERA Franchise Systems, Inc.	87/1998	87/1998
ERA & New House Design	Grenada	ERA Franchise Systems, Inc.	88/1998	88/1998
ERA	Guatemala	ERA Franchise Systems, Inc.	4150	141018
ERA	Guatemala	ERA Franchise Systems, Inc.	4152
ERA & New House Design (black on white)	Guatemala	ERA Franchise Systems, Inc.	4148

5

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design (black on white)	Guatemala	ERA Franchise Systems, Inc.	4149	140849
ERA	Haiti	ERA Franchise Systems, Inc.	371-T	248 Reg. 115
ERA	Haiti	ERA Franchise Systems, Inc.	372-T	249 Reg. 115
ERA & New House Design	Haiti	ERA Franchise Systems, Inc.	373-T	160 Reg. 118
ERA & New House Design	Haiti	ERA Franchise Systems, Inc.	374-T	161 Reg. 118
ERA	Honduras	ERA Franchise Systems, Inc.	4726/98	5057
ERA	Honduras	ERA Franchise Systems, Inc.	4727/98
ERA & Design	Honduras	ERA Franchise Systems, Inc.	4610/98	5068
ERA & New House Design (black on white)	Honduras	ERA Franchise Systems, Inc.	4614/98
ERA & Design	Hong Kong	ERA Franchise Systems, Inc.	14652/92	4256/95
ERA & New House Design (black on white)	Hong Kong	ERA Franchise Systems, Inc.	3804/97	199901582
ERA & New House Design (series of 2)	Hong Kong	ERA Franchise Systems, Inc.	7896/97	199810953
ERA	India	ERA Franchise Systems, Inc.	1290397	1290397
ERA & New House Design	India	ERA Franchise Systems, Inc.		32107
ERA & New House Design	India	ERA Franchise Systems, Inc.	01309561	1309561
ERA	Indonesia	ERA Franchise Systems, Inc.	14416	IDM000048946
ERA	Indonesia	ERA Franchise Systems, Inc.	14417	IDM000048950
ERA	Indonesia	ERA Franchise Systems, Inc.	14418	IDM000048951
ERA	Indonesia	ERA Franchise Systems, Inc.	14419	IDM000048952
ERA & New House Design (color)	Indonesia	ERA Franchise Systems, Inc.	11737	432455
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems, Inc.	14420	IDM000048948
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems, Inc.	14421	IDM000046993
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems, Inc.	14422	IDM000048949
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems, Inc.	14423	IDM000048947
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems, Inc.	168861	IDM000042824
ERA	Ireland	ERA Franchise Systems, Inc.	98/1442	213581

6

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA (and design)	Ireland	ERA Franchise Systems, Inc.	98/1443	213604
ERA	Israel	ERA Franchise Systems, Inc.	106137	106137
ERA & New House Design (black on white)	Israel	ERA Franchise Systems, Inc.	112398	112398
ERA & New House Design (white on black)	Italy	ERA Franchise Systems, Inc.	RM97C004101	783703
ERA & Old House, Circle Design	Italy	ERA Franchise Systems, Inc.	RM91C002238	612993
ERA	Jamaica	ERA Franchise Systems, Inc.	162603	36774
ERA	Jamaica	ERA Franchise Systems, Inc.	41297	41297
ERA & Design	Jamaica	ERA Franchise Systems, Inc.	162604	36783
ERA	Japan	ERA Franchise Systems, Inc.	88513/93	3337980
ERA	Japan	ERA Franchise Systems, Inc.	88514/1993	3287800
ERA & Design (new design)	Japan	ERA Franchise Systems, Inc.	28049/1997	4240288
ERA	Jordan	ERA Franchise Systems, Inc.	79187	79187
ERA	Jordan	ERA Franchise Systems, Inc.	79188	79188
ERA & New House Design	Jordan	ERA Franchise Systems, Inc.	79191	79191
ERA & New House Design	Jordan	ERA Franchise Systems, Inc.	79192	79192

ERA & New House Design (color)	Korea, Republic of	ERA Franchise Systems, Inc.	11635/97	50945
ERA	Kuwait	ERA Franchise Systems, Inc.	70260	59155
ERA	Kuwait	ERA Franchise Systems, Inc.	72481	61063
ERA & New House Design	Kuwait	ERA Franchise Systems, Inc.	70261	59156
ERA & New House Design	Kuwait	ERA Franchise Systems, Inc.	72482	61064
ERA & New House Design (black on white)	Latvia	ERA Franchise Systems, Inc.	M-99-1240	M47 436
ERA	Lebanon	ERA Franchise Systems, Inc.	95533	95533
ERA & New House Design	Lebanon	ERA Franchise Systems, Inc.	95534	95534
ERA	Libya	ERA Franchise Systems, Inc.	5186
ERA	Libya	ERA Franchise Systems, Inc.	5187
ERA & New House Design	Libya	ERA Franchise Systems, Inc.	5188

7

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design	Libya	ERA Franchise Systems, Inc.	5189
ERA	Liechtenstein	ERA Franchise Systems, Inc.	013766	13766
ERA & New House Design	Liechtenstein	ERA Franchise Systems, Inc.	013767	13767
ERA & New House Design (black on white)	Lithuania	ERA Franchise Systems, Inc.	99-1695	40601
ERA	Macedonia	ERA Franchise Systems, Inc.	2005/928
ERA & New House Design	Macedonia	ERA Franchise Systems, Inc.	2005/931
ERA & New House Design	Malaysia	ERA Franchise Systems, Inc.	99/226	99000226
ERA & New House Design (black on white)	Malaysia	ERA Franchise Systems, Inc.	97012663	97012663
ERA & Old House, Circle Design	Malaysia	ERA Franchise Systems, Inc.	91/1152	91/1152
ERA Old House, Circle Design	Malaysia	ERA Franchise Systems, Inc.	M91025	91025
ERA	Mexico	ERA Franchise Systems, Inc.	796171
ERA	Mexico	ERA Franchise Systems, Inc.	796173
ERA & New House Design (black on white)	Mexico	ERA Franchise Systems, Inc.	303572	561277
ERA & New House Design (black on white)	Mexico	ERA Franchise Systems, Inc.	796172
ERA & New House Design (black on white)	Mexico	ERA Franchise Systems, Inc.	837793
ERA & New House Design	Monaco	ERA Franchise Systems, Inc.	021010	9920833
ERA	Montserrat	ERA Franchise Systems, Inc.		1463
ERA & Design	Montserrat	ERA Franchise Systems, Inc.
ERA	Morocco	ERA Franchise Systems, Inc.	92690	92690
ERA	Morocco	ERA Franchise Systems, Inc.	92691	92691
ERA	Morocco	ERA Franchise Systems, Inc.	95010	95010
ERA	Morocco	ERA Franchise Systems, Inc.	95011	95011
ERA & New House Design (color)	Morocco	ERA Franchise Systems, Inc.	92692	92692
ERA & New House Design (color)	Morocco	ERA Franchise Systems, Inc.	92693	92693
ERA & New House Design (color)	Morocco	ERA Franchise Systems, Inc.	95012	95012
ERA & New House Design (color)	Morocco	ERA Franchise Systems, Inc.	95013	95013

8

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Myanmar	ERA Franchise Systems, Inc.	4/23/2000	4/23/2000
ERA	Myanmar	ERA Franchise Systems, Inc.	4/23/2000	4/23/2000
ERA (and design)	Myanmar	ERA Franchise Systems, Inc.	4/22/2000	4/22/2000
ERA (and design)	Myanmar	ERA Franchise Systems, Inc.	4/22/2000	4/22/2000
ERA	Netherlands Antilles	ERA Franchise Systems, Inc.	20771	20771
ERA & New House Design	Netherlands Antilles	ERA Franchise Systems, Inc.	20779	20779
ERA	New Zealand	ERA Franchise Systems, Inc.	126136	126136
ERA	New Zealand	ERA Franchise Systems, Inc.	192008	A192008
ERA & N. Design, series of 3	New Zealand	ERA Franchise Systems, Inc.	276680	276680
ERA	Nicaragua	ERA Franchise Systems, Inc.	2005-01929	0600601
ERA & New House Design (black on white)	Nicaragua	ERA Franchise Systems, Inc.	2005-01930	0600600
ERA	Norway	ERA Franchise Systems, Inc.	98.00537	194678
ERA & New House Design (black on white)	Norway	ERA Franchise Systems, Inc.	98.00538	196289
ERA (design)	Norway	ERA Franchise Systems, Inc.	199907703	203264
ERA	Oman	ERA Franchise Systems, Inc.	36887
ERA	Oman	ERA Franchise Systems, Inc.	36888	36888
ERA & New House Design (black on white)	Oman	ERA Franchise Systems, Inc.	36889	36889
ERA & New House Design (black on white)	Oman	ERA Franchise Systems, Inc.	36890	36890
ERA	Panama	ERA Franchise Systems, Inc.	143044	143044
ERA	Panama	ERA Franchise Systems, Inc.	143045	143045
ERA & New House Design (color)	Panama	ERA Franchise Systems, Inc.	143046	143046
ERA & New House Design (color)	Panama	ERA Franchise Systems, Inc.	143048	143048
ERA	Papua New Guinea	ERA Franchise Systems, Inc.	A62360	A62,360
ERA	Papua New Guinea	ERA Franchise Systems, Inc.	A62361	A62,361
ERA (and design)	Papua New Guinea	ERA Franchise Systems, Inc.	A62362	A62,362
ERA (and design)	Papua New Guinea	ERA Franchise Systems, Inc.	A62363	A62,363

9

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design (black on white)	Philippines	ERA Franchise Systems, Inc.	120853	120853
ERA	Poland	ERA Franchise Systems, Inc.	Z-197068	137441
ERA & New House Design	Poland	ERA Franchise Systems, Inc.	Z-197067	137440

ERA & New House Design (black on white)	Portugal	ERA Franchise Systems, Inc.	325827	325827
ERA	Puerto Rico	ERA Franchise Systems, Inc.		43022
ERA	Puerto Rico	ERA Franchise Systems, Inc.		43021
ERA & New House Design	Puerto Rico	ERA Franchise Systems, Inc.		43023
ERA & New House Design	Puerto Rico	ERA Franchise Systems, Inc.		43025
ERA	Qatar	ERA Franchise Systems, Inc.	32846
ERA	Qatar	ERA Franchise Systems, Inc.	32847
ERA & New House Design	Qatar	ERA Franchise Systems, Inc.	32848
ERA & New House Design	Qatar	ERA Franchise Systems, Inc.	32849
ERA	Romania	ERA Franchise Systems, Inc.	M2005 11899	71512
ERA & New House Design	Romania	ERA Franchise Systems, Inc.	M2005 11900	71513
ERA & New House Design	Russian Federation	ERA Franchise Systems, Inc.	2006725599
ERA (in Cyrillic)	Russian Federation	ERA Franchise Systems, Inc.	2005720989
ERA (New House Design)	Russian Federation	ERA Franchise Systems, Inc.	2005720988	314603
ERA	Saudi Arabia	ERA Franchise Systems, Inc.	95698
ERA	Saudi Arabia	ERA Franchise Systems, Inc.	95699
ERA & New House Design	Saudi Arabia	ERA Franchise Systems, Inc.	95700
ERA & New House Design	Saudi Arabia	ERA Franchise Systems, Inc.	95701
ERA	Serbia	ERA Franchise Systems, Inc.	1564
ERA & New House Design	Serbia	ERA Franchise Systems, Inc.	1563
ERA & New House Design (series of 3)	Singapore	ERA Franchise Systems, Inc.	T97/10483H	T97/10483H
ERA & Old House Design	Singapore	ERA Franchise Systems, Inc.	S8047/91	8047/91
ERA & Design (new design)	Slovakia	ERA Franchise Systems, Inc.	1541/2000	196635

10

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & Design	South Africa	ERA Franchise Systems, Inc.	81/4136	81/4136
ERA & Design	South Africa	ERA Franchise Systems, Inc.	90/1483	90/1483
ERA & Design (old design)	South Africa	ERA Franchise Systems, Inc.	89/6989	89/6989
ERA & New House Design (black on white)	South Africa	ERA Franchise Systems, Inc.	9707024	9707024
ERA & New House Design (color)	South Africa	ERA Franchise Systems, Inc.	9707023	9707023
ERA & New House Design (color)	Spain	ERA Franchise Systems, Inc.	2093058	2093058
ERA & New House Design (white on black)	Spain	ERA Franchise Systems, Inc.	2093057	2093057
SIEMPRE AHI PARA TI	Spain	ERA Franchise Systems, Inc.		2,286,011/8
ERA	St. Kitts and Nevis	ERA Franchise Systems, Inc.	S97	97
ERA & Design	St. Kitts and Nevis	ERA Franchise Systems, Inc.	S96	96
ERA	St. Lucia	ERA Franchise Systems, Inc.	118/1998	118/98
ERA	St. Lucia	ERA Franchise Systems, Inc.	119/1998	119/98
ERA & Design (new design)	St. Lucia	ERA Franchise Systems, Inc.	116/1998	116/98
ERA & Design (new design)	St. Lucia	ERA Franchise Systems, Inc.	117/1998	117/98
ERA	St. Vincent and the Grenadines	ERA Franchise Systems, Inc.	236/2006
ERA & New House Design (series of 3)	St. Vincent and the Grenadines	ERA Franchise Systems, Inc.		129 OF 1998
ERA	Sweden	ERA Franchise Systems, Inc.	95-04899	308825
ERA	Switzerland	ERA Franchise Systems, Inc.	54080/2003	515800
ERA	Switzerland	ERA Franchise Systems, Inc.	5587/91	399265
ERA & New House Design	Switzerland	ERA Franchise Systems, Inc.	01739/2001	486736
ERA & New House Design	Switzerland	ERA Franchise Systems, Inc.	54079/2003	515779
ERA	Taiwan	ERA Franchise Systems, Inc.	79-46327	51875
ERA & New House Design (white on black)	Taiwan	ERA Franchise Systems, Inc.	86025221	100963
ERA	Tangier	ERA Franchise Systems, Inc.	32105
ERA	Tangier	ERA Franchise Systems, Inc.	32106
ERA & Design	Tangier	ERA Franchise Systems, Inc.	32107

11

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & Design	Tangier	ERA Franchise Systems, Inc.	32108
ERA & New House Design (black on white)	Thailand	ERA Franchise Systems, Inc.	335635	Bor6378
ERA	Trinidad and Tobago	ERA Franchise Systems, Inc.	28261
ERA & Design (new/b&w)	Trinidad and Tobago	ERA Franchise Systems, Inc.	28262	28262
ERA	Tunisia	ERA Franchise Systems, Inc.	EE042636
ERA REAL ESTATE & New House Design	Tunisia	ERA Franchise Systems, Inc.	EE042637
ERA	Turkey	ERA Franchise Systems, Inc.	50587	50587
ERA	Turkey	ERA Franchise Systems, Inc.	61342
ERA & New House Design	Turkey	ERA Franchise Systems, Inc.	50588	50588
ERA & New House Design	Turkey	ERA Franchise Systems, Inc.	61343
ERA GRUP and Design	Turkey	ERA Franchise Systems, Inc.	2002/35722	2002/35722
ERA	Turks and Caicos Islands	ERA Franchise Systems, Inc.		11691
ERA	Turks and Caicos Islands	ERA Franchise Systems, Inc.	12413	12413
ERA & Design (new/b&w)	Turks and Caicos Islands	ERA Franchise Systems, Inc.	12414	12414
ERA (new house design)	Turks and Caicos Islands	ERA Franchise Systems, Inc.	10602	11798
ERA	United Arab Emirates	ERA Franchise Systems, Inc.	56947	48035
ERA	United Arab Emirates	ERA Franchise Systems, Inc.	56948	48034
ERA & New House Design	United Arab Emirates	ERA Franchise Systems, Inc.	56782	48033
ERA & New House Design	United Arab Emirates	ERA Franchise Systems, Inc.	56783	48078
ERA	United Kingdom	ERA Franchise Systems, Inc.	1584675	1584675
ERA	United Kingdom	ERA Franchise Systems, Inc.	2165216	2165216
ERA & New House Design (color)	United Kingdom	ERA Franchise Systems, Inc.	2393362	2393362
ERA & New House Design (series of 3)	United Kingdom	ERA Franchise Systems, Inc.	2132336	2132336
ERA & Old House, Circle Design	United Kingdom	ERA Franchise Systems, Inc.	1430366	1430366
ERA & Design	Uruguay	ERA Franchise Systems, Inc.	288730	288730
ERA- ELECTRONIC REALTY ASSOCIATES	Uruguay	ERA Franchise Systems, Inc.	251848	251848

12

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Viet Nam	ERA Franchise Systems, Inc.	43364	38625
ERA & New House Design (black on white)	Viet Nam	ERA Franchise Systems, Inc.	43365	38627
ERA	Virgin Islands (British)	ERA Franchise Systems, Inc.	1684	1684
ERA & New House Design (series of 3)	Virgin Islands (British)	ERA Franchise Systems, Inc.	1685	1685

13

SCHEDULE II

Oncor International LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
ONCOR	Austria	ONCOR INTERNATIONAL LLC	AM1732/91	138698
ONCOR	Benelux	ONCOR INTERNATIONAL LLC	0762072	494820
ONCOR	Canada	ONCOR INTERNATIONAL LLC	0679560	TMA402851
ONCOR	Denmark	ONCOR INTERNATIONAL LLC	VA025851991	VR 1992-2228
ONCOR	France	ONCOR INTERNATIONAL LLC	279319	1654955
ONCOR	Germany	ONCOR INTERNATIONAL LLC	014895/36	2014339
ONCOR	Spain	ONCOR INTERNATIONAL LLC	1629294	1690794
ONCOR	Switzerland	ONCOR INTERNATIONAL LLC	51639/2007
ONCOR	United Kingdom	ONCOR INTERNATIONAL LLC	1460939	1460939
ONCOR	United States	ONCOR INTERNATIONAL LLC	74106241	1702621
ONCOR INTERNATIONAL & Design	United States	ONCOR INTERNATIONAL LLC	74172070	1703690
ONCOR Logo	United States	ONCOR INTERNATIONAL LLC	78372985	2966768

SCHEDULE II

The DeWolfe Company, Inc.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
DEWOLFE.COM	United States	THE DEWOLFE COMPANY, INC.	78029624	2602889
DEWOLFE HOMEMOVE and Design	United States	THE DEWOLFE COMPANY, INC.	78009680	2498453

SCHEDULE II

Sotheby’s International Realty Licensee Corp.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
RESIDE	United States	Sotheby’s International Realty Licensee Corp	77089845
FOR THE ONGOING COLLECTION OF LIFE	United States	Sotheby’s International Realty Licensee Corp	78490698	3069400
DBL REALTORS DELIVERING MORE (Stylized)	United States	Sotheby’s International Realty Licensee Corp	76298683	2892287
DBL REALTORS - EXCEPTIONAL HOMES	United States	Sotheby’s International Realty Licensee Corp	76364261	2892353

SCHEDULE II

Coldwell Banker Residential Brokerage, Inc.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
LEADING AGENTS, LEADING THE WAY	United States	Coldwell Banker Residential Brokerage, Inc.	77022828

SCHEDULE II

Title Resource Group LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
MARDAN SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78814998
Circle Logo (TRG)	United States	Title Resource Group LLC	78869716
Circle Logo (TRG)	United States	Title Resource Group LLC	78869726
REAL GENIUS	United States	Title Resource Group LLC	77108269
MAKING HOUSES INTO HOMES	United States	Title Resource Group LLC	78466961
DON’T SETTLE FOR COMPLICATED, SETTLE FOR CONVENIENCE	United States	Title Resource Group LLC	78484489
IN HOUSE	United States	Title Resource Group LLC	78626295
GATEWAY SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78768106
COUNT ON OUR EXCELLENCE	United States	Title Resource Group LLC	78783827
L LANDWAY SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78815007	3219806
SOUTHERN EQUITY SERVICES & Design	United States	Title Resource Group LLC	78815000	3219805
CENSTAR	United States	Title Resource Group LLC	78439772	3213898

SCHEDULE II

C21 TM Corp.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
1-800-4-HOUSES	United States	C21 TM Corp	74469574	2376323
2&1	United States	C21 TM Corp	73735837	1526181
21 ONLINE & Design	United States	C21 TM Corp	75099281	2113555
21ST CENTURY	United States	C21 TM Corp	75436943	2300743
21ST CENTURY	United States	C21 TM Corp	78565509	3116448
21ST CENTURY CASUALTY	United States	C21 TM Corp	78565519	3055063
21ST CENTURY INSURANCE	United States	C21 TM Corp	78565505	3106265
21ST CENTURY NEWS	United States	C21 TM Corp	76279430	2685577
AD/PAC	United States	C21 TM Corp	73260228	1212383
AGENTS OF CHANGE	United States	C21 TM Corp	78815003
AT HOME WITH CENTURY 21	United States	C21 TM Corp	78195146	2960793
BUYER SERVICE PLEDGE	United States	C21 TM Corp	74122856	1812377
C-21	United States	C21 TM Corp	73368407	1268185
C 21	United States	C21 TM Corp	78427047	2933408
C21 TALK RADIO FOR THE REAL WORLD	United States	C21 TM Corp	78061343	2809296
CENTURION	United States	C21 TM Corp	73754544	1563740
CENTURION	United States	C21 TM Corp	73754545	1553298
CENTURION & Design	United States	C21 TM Corp	73754547	1563741
CENTURION Design	United States	C21 TM Corp	73754543	1553297
CENTURION HONOR SOCIETY	United States	C21 TM Corp	78302129	2981964
CENTURY 21	United States	C21 TM Corp	73608730	1429531
CENTURY 21	United States	C21 TM Corp	73072695	1063488
CENTURY 21	United States	C21 TM Corp	73133892	1085039
CENTURY 21	United States	C21 TM Corp	73421810	1304095
CENTURY 21	United States	C21 TM Corp	75071763	2178970
CENTURY 21	United States	C21 TM Corp	78008646	2762774
CENTURY 21	United States	C21 TM Corp	76279429	2662159
CENTURY 21 & Jacket Design	United States	C21 TM Corp	73774121	1631850
CENTURY 21 & New House Design	United States	C21 TM Corp	73138501	1104464
CENTURY 21 & New House Design	United States	C21 TM Corp	73133894	1085040
CENTURY 21 & New House Design	United States	C21 TM Corp	74142432	1771535
CENTURY 21 & Sign & Post Design	United States	C21 TM Corp	73262350	1263774
CENTURY 21 & Sign Design	United States	C21 TM Corp	73783422	1576475
CENTURY 21 & Sign Design	United States	C21 TM Corp	74631924	2027670
CENTURY 21 (New House Design with Floor)	United States	C21 TM Corp	78852446	3219883
CENTURY 21 (New House Design)	United States	C21 TM Corp	78852448	3219884

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 BUILDER CONNECTIONS & Design	United States	C21 TM Corp	75906666	2656899
CENTURY 21 COMMERCIAL	United States	C21 TM Corp	78827023	3219828
CENTURY 21 COMMERCIAL & Design	United States	C21 TM Corp	78815005
CENTURY 21 COMMERCIAL INVESTMENT NETWORK & Design	United States	C21 TM Corp	75193702	2158319
CENTURY 21 CONNECTIONS REAL CONVENIENCE REAL VALUE & Design	United States	C21 TM Corp	75651790	2378922
CENTURY 21 FINE HOMES & ESTATES	United States	C21 TM Corp	76581393	3007069
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	United States	C21 TM Corp	78785304	3154137
CENTURY 21 FINE HOMES & ESTATES & Old Gate Design	United States	C21 TM Corp	78011431	2612738
CENTURY 21 GLOBAL REFERRAL NETWORK & Design	United States	C21 TM Corp	78047046	2725830
CENTURY 21 LEARNING SYSTEM	United States	C21 TM Corp	78051378	2585459
CENTURY 21 MATURE MOVES	United States	C21 TM Corp	78032288	2633322
CENTURY 21 MATURE MOVES & Design	United States	C21 TM Corp	78036319	2633331
CENTURY 21 MILITARY RELOCATION NETWORK & Design	United States	C21 TM Corp	73681961	1526059
CENTURY 21 MORTGAGE	United States	C21 TM Corp	78051978	2615437
CENTURY 21 MORTGAGE & Design	United States	C21 TM Corp	73421809	1307407
CENTURY 21 NEW CONSTRUCTION	United States	C21 TM Corp	78827028	3219829
CENTURY 21 NEW CONSTRUCTION & Design	United States	C21 TM Corp	78816057	3219808
CENTURY 21 RECREATIONAL PROPERTIES	United States	C21 TM Corp	78827022	3219827
CENTURY 21 RECREATIONAL PROPERTIES & Design	United States	C21 TM Corp	74536797	1950262
CENTURY 21 SALES EDGE	United States	C21 TM Corp	75408410	2409744
CENTURY 21 SEARCHROUTER	United States	C21 TM Corp	78568316
CENTURY 21 STAR	United States	C21 TM Corp	73763539	1551266
CENTURY 22	United States	C21 TM Corp	78072436	2585495
CENTURY21.COM & Design	United States	C21 TM Corp	76279428	2544997
CENTURYNET	United States	C21 TM Corp	73681978	1486479
CENTURYNET	United States	C21 TM Corp	73681974	1486511
CENTURYNET	United States	C21 TM Corp	73681976	1486554
CENTURYNET	United States	C21 TM Corp	73681970	1515199
CENTURYNET	United States	C21 TM Corp	73681972	1493084
CENTURYNET & Design	United States	C21 TM Corp	73681969	1497505
CENTURYNET & Design	United States	C21 TM Corp	73681975	1486553
CENTURYNET & Design	United States	C21 TM Corp	73681977	1486478
CENTURYNET & Design	United States	C21 TM Corp	73681973	1486510
CENTURYNET & Design	United States	C21 TM Corp	73681971	1492190
CENTURYWRITER	United States	C21 TM Corp	73732302	1551675

2

Trademark	Country Name	Owner Name	Application No.	Registration No.
CLS CENTURY 21 LEARNING SYSTEM & Design	United States	C21 TM Corp	78029441	2720034
COMPLIMENTS OF THE HOUSE	United States	C21 TM Corp	78010783	2589921
COMPLIMENTS OF THE HOUSE & Design	United States	C21 TM Corp	78010787	2596006
CREATE 21	United States	C21 TM Corp	78021324	2622290
ES TU SUENO. CONFIEMOS EN EL	United States	C21 TM Corp	78908677
GOLD MEDALLION	United States	C21 TM Corp	74090920	1681402
GOLD MEDALLION	United States	C21 TM Corp	74090919	1747396
HOME BUYER’S KIT	United States	C21 TM Corp	73735836	1594520
NEW CENTURY TITLE COMPANY	United States	C21 TM Corp	75485913	2983399
NEWSCENTER 21	United States	C21 TM Corp	73619359	1470480
OPERATION ORBIT	United States	C21 TM Corp	74040345	1662428
ORBIT	United States	C21 TM Corp	74401367	1835425
PROFESIONALES, REALIZANDO TU SUENO	United States	C21 TM Corp	78908678
PUT NUMBER 1 TO WORK FOR YOU	United States	C21 TM Corp	73494432	1367039
PUT YOUR TRUST IN NUMBER ONE	United States	C21 TM Corp	73727081	1530053
Q (stylized)	United States	C21 TM Corp	76282440	2614917
Q.S.P.D.	United States	C21 TM Corp	74128727	1711604
QUALITY SERVICE IN EVERY CUSTOMER CONTACT PROFITABLE DOMINANCE IN THE PRIMARY MARKETPLACE	United States	C21 TM Corp	74128781	1713518
REAL ESTATE FOR THE REAL WORLD	United States	C21 TM Corp	75614226	2398595
REAL ESTATE FOR YOUR WORLD	United States	C21 TM Corp	78226832	2815094
SELLER SERVICE PLEDGE	United States	C21 TM Corp	74122857	1750374
SUENA. CONFIA. VIVA.	United States	C21 TM Corp	78908670
SYSTEM 21	United States	C21 TM Corp	78605777
TECH SMARTS	United States	C21 TM Corp	78393421
THE CENTURY 21 HOME PROTECTION PLAN	United States	C21 TM Corp	73241780	1161341
THE REAL ESTATE INVESTMENT JOURNAL	United States	C21 TM Corp	73158117	1153864
VIP	United States	C21 TM Corp	73165161	1151216
VIRTUAL SOLUTION SERIES	United States	C21 TM Corp	76429198	2807918
WEEKLY WIRE	United States	C21 TM Corp	75301778	2207667
WE’RE THE NEIGHBORHOOD PROFESSIONALS	United States	C21 TM Corp	73735838	1526116

3

SCHEDULE II

NRT Utah, Inc.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
UTAH REAL ESTATE SCHOOL NRT and Design	United States	NRT Utah, Inc.	78/883,366	3,222,469

SCHEDULE II

Burnet Realty Inc.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
MAKING DREAMS COME HOME	United States	Burnet Realty Inc.	78/486,327	3,127,865
WE’RE INTO THIS	United States	Burnet Realty Inc.	76/400,114	2,801,084
DISTINCTIVE HOMES*	United States	Burnet Realty Inc.	74/085,862	1,712,157

*	The USPTO records for the trademark marked with a * show three outstanding security interest recordals, for which releases have not been publicly recorded (security holders: Norwest Bank of Minnesota, N.A.; Northwest Bank of Minnesota, National Association as Administrative Bank; and Norwest Bank Minnesota, National Association as Administrative Bank). Burnet Realty Inc. will use commercially reasonable efforts to file appropriate release documentation with the USPTO within 90 calendar days of the Closing Date.

SCHEDULE II

Century 21 Real Estate, LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
21ST CENTURY INSURANCE & Design	United States	Century 21 Real Estate LLC	76181517	3060562
21ST CENTURY CASUALTY & Design	United States	Century 21 Real Estate LLC	75721880	2700705
21ST CENTURY INSURANCE COMPANY & Design	United States	Century 21 Real Estate LLC	75721881

On January 19, 2005, the marks referenced above were assigned by 21st Century Insurance Group to Century 21 Real Estate Corporation. In addition, 21st Century Insurance Group assigned only its rights to the word portion of the mark, retaining its rights in the separate Roman Column design shown in the applications. At the time of assignment in January 2005, the pending applications were based on an intent-to-use and Century 21 Real Estate LLC chose to wait to record the assignment until it was able to file Statements of Use for all three trademark applications and thereby convert the basis of the applications to one of use. Century 21 Real Estate Corporation subsequently changed its name to Century 21 Real Estate LLC. Century 21 Real Estate LLC will use commercially reasonable efforts to file appropriate assignment and change of name documentation with the USPTO no more than 90 calendar days after the Statement of Use for application 75/721,881 is filed with, and accepted by, the USPTO (or such longer period as the Administrative Agent may determine). Should a Statement of Use not be filed for application 75/721,881, or should application 75/721,881 be abandoned for any reason, Century 21 Real Estate LLC will use commercially reasonable efforts to file appropriate assignment and change of name documentation with respect to trademarks 3,060,562 and 2,700,705 with the USPTO no more than 90 calendar days after such decision is made, or after such abandonment occurs (or such longer period as the Administrative Agent may determine).

SCHEDULE II

CB TM Corp.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
@ Symbol & Stick Man Design	United States	CB TM Corp.	78578972	3063270
BLUE EDGE MORTGAGE	United States	CB TM Corp.	78033537	2541806
BLUE EDGE REALTY	United States	CB TM Corp.	78029778	2605955
CB & Design*	United States	CB TM Corp.	73210971	1153366
CB COLDWELL BANKER COMMERCIAL & Design	United States	CB TM Corp.	78655402	3179803
CBC	United States	CB TM Corp.	78235734	3030080
CEO SERIES & Design	United States	CB TM Corp.	78330003	3038517
COLDWELL BANKER	United States	CB TM Corp.	78655395	3100659
COLDWELL BANKER	United States	CB TM Corp.	78008563	2453334
COLDWELL BANKER	United States	CB TM Corp.	75152362	2057608
COLDWELL BANKER*	United States	CB TM Corp.	73211116	1154155
COLDWELL BANKER CB & Design	United States	CB TM Corp.	78655400	3179802
COLDWELL BANKER CB & Design	United States	CB TM Corp.	75152363	2059501
COLDWELL BANKER CB & Design*	United States	CB TM Corp.	73346790	1215241
COLDWELL BANKER COMMERCIAL	United States	CB TM Corp.	75120713	2059364
COLDWELL BANKER COMMERCIAL*	United States	CB TM Corp.	73787763	1598908
COLDWELL BANKER COMMERCIAL	United States	CB TM Corp.	78655398
COLDWELL BANKER COMMERCIAL CB & Design	United States	CB TM Corp.	75629004	2331890
CB COLDWELL BANKER COMMERCIAL & Design	United States	CB TM Corp.	78080719	2745034
COLDWELL BANKER COMMERCIAL MARKETCONNECT & Design	United States	CB TM Corp.	78677295	3191841
COLDWELL BANKER COMMERCIAL SEARCHROUTER	United States	CB TM Corp.	78568310
COLDWELL BANKER CONCIERGE	United States	CB TM Corp.	75630167	2576448
COLDWELL BANKER CONCIERGE	United States	CB TM Corp.	75588856	2472004
COLDWELL BANKER PREVIEWS INTERNATIONAL	United States	CB TM Corp.	78655389	3093311
COLDWELL BANKER PREVIEWS INTERNATIONAL	United States	CB TM Corp.	78032990	2529955
COLDWELL BANKER PREVIEWS INTERNATIONAL & Design	United States	CB TM Corp.	78655792	3093312
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	United States	CB TM Corp.	78638810	3170029
COLDWELL BANKER RESIDENTIAL BROKERAGE ACCREDITED REAL ESTATE PROFESSIONAL	United States	CB TM Corp.	78641891
COLDWELL BANKER SEARCHROUTER	United States	CB TM Corp.	78546326
COLDWELL BANKER UNIVERSITY	United States	CB TM Corp.	74425646	1842126

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER UNIVERSITY & New Seal Design	United States	CB TM Corp.	78783829
COLDWELL BANKER UNIVERSITY & Old Book, Seal Design	United States	CB TM Corp.	74421411	1876968
GUARDIAN*	United States	CB TM Corp.	74102195	1823333
HELPING OTHERS THROUGHOUT THE HOLIDAY SEASON	United States	CB TM Corp.	74561955	1959391
HOMEMATCH	United States	CB TM Corp.	74535397	2034125
MAKING REAL ESTATE REAL EASY	United States	CB TM Corp.	75229942	2173895
MARKETCONNECT	United States	CB TM Corp.	78677274
MYCONNECT1	United States	CB TM Corp.	78745689	3151006
PERFORMANCE PERKS. TAKE ACTION. GET REWARDS.	United States	CB TM Corp.	78449625
PERSONAL RETRIEVER	United States	CB TM Corp.	75380191	2235393
PERSONAL RETRIEVER Sign Rider Design	United States	CB TM Corp.	78182148	3102893
PRESERVING THE TRUST*	United States	CB TM Corp.	74393851	1823177
PREVIEWS	United States	CB TM Corp.	78768439	3219716
PREVIEWS (Stylized)#	United States	CB TM Corp.	71620930	565757
TECHEASE	United States	CB TM Corp.	78466926	3011158
THE CONDO STORE	United States	CB TM Corp.	75358857	2217143
THE HOME SELLERS*	United States	CB TM Corp.	73525527	1450200
THE HOME TEAM	United States	CB TM Corp.	73488934	1428703
THE ULTIMATE SERVICE	United States	CB TM Corp.	75042307	2211401
TRUE BLUE	United States	CB TM Corp.	78802985
WE ARE FLORIDA	United States	CB TM Corp.	76530140	2850620
YOUR PERFECT PARTNER	United States	CB TM Corp.	78278195	2865193

*	The USPTO records for the trademarks marked with a * are missing a transaction between Coldwell Banker Residential Holding Company and Coldwell Banker & Company. Corrective documentation will be filed with the USPTO within 30 calendar days of the Closing Date or such longer period as the Administrative Agent may determine.
#	The USPTO records for the trademark marked with a # appear to be missing a transaction between Coldwell Banker Residential Real Estate and Coldwell Banker & Company and a transaction between Coldwell Banker Corporation and Coldwell Banker Residential Holding Company. Corrective documentation will be filed within 30 calendar days of the Closing Date or such longer period as the Administrative Agent may determine.

2

SCHEDULE II

ERA TM Corp.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
1ST IN CUSTOMER SATISFACTION	United States	ERA TM Corp	75555625	2386946
1ST IN SERVICE	United States	ERA TM Corp	78710978	3192163
ALL YOU NEED TO KNOW	United States	ERA TM Corp.	78397567
ALWAYS THERE FOR YOU	United States	ERA TM Corp	75746258	2477197
ANSWERS^	United States	ERA TM Corp	74185466	1756219
BLUEPRINT FOR SUCCESS	United States	ERA TM Corp	77015719
CIBN	United States	ERA TM Corp	73734151	1527348
DIRECT ACCESS	United States	ERA TM Corp	78729761
ERA	United States	ERA TM Corp	73113461	1078060
ERA	United States	ERA TM Corp	73388791	1251827
ERA	United States	ERA TM Corp	78008652	2691643
ERA	United States	ERA TM Corp	78599896	3073417
ERA & New House Design (black on white)	United States	ERA TM Corp	75269373	2875845
ERA & New House Design (black on white)	United States	ERA TM Corp	78599899	3073418
ERA & New House Design (in color)	United States	ERA TM Corp	77093228
ERA & New House Design (white on black)	United States	ERA TM Corp	75250116	2121860
ERA (New House Design)	United States	ERA TM Corp	78641980	3135362
ERA 1ST IN SERVICE JIM JACKSON MEMORIAL AWARD & Design	United States	ERA TM Corp	76284300	2594245
ERA ALL YOU NEED TO KNOW IN REAL ESTATE & Old House Design	United States	ERA TM Corp	73173490	1434190
ERA HOME PROTECTION PLAN	United States	ERA TM Corp	78018755	2576242
ERA ONLINE	United States	ERA TM Corp	75104694	2049139
ERA REAL ESTATE & New House Design	United States	ERA TM Corp	78575216	3082137
ERA REAL ESTATE HOME PROTECTION PLAN & Design	United States	ERA TM Corp	78035233	2612765
ERA REAL ESTATE NATIONAL MILITARY BROKER NETWORK & Design	United States	ERA TM Corp	78058980	2635317
ERA REAL ESTATE RESORT PROPERTIES INTERNATIONAL & Design	United States	ERA TM Corp	76243766	2563583
ERA SEARCHROUTER	United States	ERA TM Corp	78550994
ERA SELECT SERVICES	United States	ERA TM Corp	75809994	2737148
I WILL SELL YOUR HOUSE OR ERA WILL BUY IT	United States	ERA TM Corp	78293264	2958388
IF WE DON’T SELL YOUR HOUSE, ERA WILL BUY IT!	United States	ERA TM Corp	74073209	1646268

Trademark	Country Name	Owner Name	Application No.	Registration No.
IF WE DON’T SELL YOUR HOUSE, WE’LL BUY IT	United States	ERA TM Corp	76075358
IT’S THE LITTLE THINGS WE DO	United States	ERA TM Corp	78915320
NMBN^ *	United States	ERA TM Corp	74183282	1753385
SELLERS SECURITY	United States	ERA TM Corp	78425874	2983252
SELLERS SECURITY (Stylized)	United States	ERA TM Corp	73261423	1196433
SIEMPRE CONTIGO	United States	ERA TM Corp	78445125	3080693
TEAM ERA	United States	ERA TM Corp	74073379	1645223
THERE REALLY IS A DIFFERENCE IN REAL ESTATE COMPANIES	United States	ERA TM Corp	73699645	1499909
TOP GUN^	United States	ERA TM Corp	74153559	1757264
TOP TEAM	United States	ERA TM Corp	76243776	2706182
VISIONS OF LUXURY	United States	ERA TM Corp	78764214
WE WILL SELL YOUR HOUSE OR ERA WILL BUY IT+	United States	ERA TM Corp	75483140	2464187
WE’LL HELP MAKE YOUR AMERICAN DREAM COME TRUE	United States	ERA TM Corp	73658557	1501591

^	The USPTO records for the trademarks marked with a ^ are showing an outstanding security interest granted by Electric Realty Associates, L.P. to Heller Financial in March 1992. ERA TM Corp. will use commercially reasonable efforts to file appropriate release documentation with the USPTO within 90 calendar days of the Closing Date.
*	The USPTO record for the trademark marked with a * is missing a merger transaction between CTM Holding Corp. and TM Acquisition Corp. This documentation will be filed with the USPTO within 30 calendar days of the Closing Date or such longer period as the Administrative Agent may determine.
+	The USPTO records for the trademark marked with a + shows, as the first post-issuance transaction, an assignment from Earl M. Barker to EB Associates Inc., which was inadvertently recorded in November 1999. The appropriate corrective documentation will be filed with the USPTO within 30 calendar days of the Closing Date or such longer period as the Administrative Agent may determine.

2

Schedule III to the

Collateral Agreement

COMMERCIAL TORT CLAIMS

ERA Franchise Systems, Inc. v. TMG Real Estate Services, L.L.C., Michael Herman Levitin, Sandra Morgan Levitin, Sandra J. Holmes, and H-Towne Realty.com, L.L.C. - The amount at issue is $8,295,429, as ERA seeks past due and other fees resulting from to defendants’ breaches of the Franchise Agreement. The case is venued in the United States District Court for the Southern District of Texas, Case No.: H-06-cv-02765.

Century 21 Real Estate LLC f/k/a Century 21 Real Estate Corporation v. Heritage Real Estate, Inc. Century 21 Heritage Real Estate and Heritage Real Estate, John W. Schlendorf, Jr., Susanna Schlendorf and Sereta Churchill – The amount at issue is $6,998,826.80, as Century 21 seeks past due and other fees resulting from defendants’ breaches of the Franchise Agreement. The case is venued in the United States District Court, Northern District of California, Case No.: C067809

In re: Timothy Robert For and Patti Jo Fore (a/k/a Patti Jo Veneklase-Fore). Debtors Century 21 Real Estate LLC v. Timothy R. Fore and Patti Jo Fore – The amount at issue is $5,230,489.05, as Century 21 seeks past due and other fees resulting from defendants’ breaches of the Franchise Agreement. The case is venued in the Unites States Bankruptcy Court for the Western District of Michigan, Case No.: 06-05482 (JRH)

Schedule IV to the

Collateral Agreement

FILING OFFICES

Grantor	Location of Filing Office
Domus Intermediate Holdings Corp.	Delaware

Domus Acquisition Corp.	Delaware

Realogy Corporation	Delaware

AFS Mortgage	California

C21 TM Corp.	California

CB TM Corp.	California

Century 21 Real Estate LLC	Delaware

CGRN, Inc.	Delaware

Coldwell Banker Corporation	Delaware

Coldwell Banker Real Estate Corporation	California

ERA Franchise Systems, Inc.	Delaware

ERA General Agency Corporation	Missouri

ERA General Agency of New Jersey, Inc.	Delaware

ERA TM Corp.	California

FedState Strategic Consulting, Incorporated	Delaware

FSA Membership Services, LLC	Delaware

Oncor International LLC	Delaware

Realogy Franchise Finance, Inc.	Delaware

Realogy Franchise Group, Inc.	Delaware

Realogy Global Services, Inc.	Delaware

Realogy Intellectual Property Holdings I, Inc.	Delaware

Realogy Intellectual Property Holdings II, Inc.	Delaware

Realogy Licensing, Inc.	Delaware

Realogy Operations, Inc.	California

Realogy Services Group LLC	Delaware

Realogy Services Venture Partner, Inc.	Delaware

Sotheby’s International Realty Affiliates, Inc.	Delaware

Sotheby’s International Realty Licensee Corporation	Delaware

Cartus Corporation	Delaware

Grantor	Location of Filing Office
Cartus Partner Corporation	Delaware

A Market Place, Inc.	California

Allmon, Tiernan & Ely, Inc.	Florida

Alpha Referral Network, Inc.	Texas

Associated Client Referral Corp.	Pennsylvania

Associates Investments	California

Associates Realty Network	California

Associates Realty, Inc.	California

Batjac Real Estate Corp.	New York

Bob Tendler Real Estate, Inc.	Connecticut

Burgdorff Referral Associates, Inc.	New Jersey

Burnet Realty Inc.	Minnesota

Burnet Realty, Inc.	Wisconsin

Career Development Center, LLC	Delaware

CDRE TM Corp.	Delaware

Coldwell Banker Commercial Pacific Properties, Ltd.	Hawaii

Coldwell Banker King Thompson Auction Services, Inc.	Delaware

Coldwell Banker Pacific Properties, Ltd.	Hawaii

Coldwell Banker Real Estate Services, Inc.	New Jersey

Coldwell Banker Real Estate, Inc.	Pennsylvania

Coldwell Banker Residential Brokerage Company	California

Coldwell Banker Residential Brokerage Corporation	Delaware

Coldwell Banker Residential Brokerage Insurance Agency of Maine, Inc.	Maine

Coldwell Banker Residential Brokerage Pardoe, Inc.	Delaware

Coldwell Banker Residential Brokerage, Inc.	Delaware

Coldwell Banker Residential Real Estate Services of Wisconsin, Inc.	Wisconsin

Coldwell Banker Residential Real Estate, Inc.	California

Coldwell Banker Residential Referral Network	California

Coldwell Banker Residential Referral Network, Inc.	Pennsylvania

Colorado Commercial, LLC	Colorado

Cook—Pony Farm Real Estate, Inc.	New York

Corcoran Group – Brooklyn Landmark, LLC	New York

Corcoran MLS Holdings, LLC	Delaware

Grantor	Location of Filing Office
Cosby-Tipton Real Estate, Inc.	California

Cotton Real Estate, Inc.	Massachusetts

DeWolfe Realty Affiliates	Maine

DeWolfe Relocation Services, Inc.	Massachusetts

Douglas and Jean Burgdorff, Inc.	New Jersey

Florida’s Preferred School of Real Estate, Inc.	Florida

Fred Sands School of Real Estate	California

Hillshire House, Incorporated	Connecticut

Home Referral Network Inc.	Minnesota

J. W. Riker - Northern R. I., Inc.	Rhode Island

Jack Gaughen, Inc.	Pennsylvania

Kendall, Potter and Mann, Realtors, Inc.	California

LMS (Delaware) Corp.	Delaware

NRT Arizona Commercial, Inc.	Delaware

NRT Arizona Exito, Inc.	Delaware

NRT Arizona Referral, Inc.	Delaware

NRT Arizona, Inc.	Delaware

NRT Chicago LLC	Delaware

NRT Colorado, Inc.	Colorado

NRT Columbus, Inc.	Delaware

NRT Commercial Ohio Incorporated	Ohio

NRT Commercial Utah, Inc.	Delaware

NRT Commercial, Inc.	Delaware

NRT Hawaii Referral, LLC	Delaware

NRT Incorporated	Delaware

NRT Insurance Agency, Inc.	Massachusetts

NRT Mid-Atlantic, Inc.	Maryland

NRT Missouri Referral Network, Inc.	Missouri

NRT Missouri, Inc.	Missouri

NRT New England Incorporated	Delaware

NRT New York, Inc.	Delaware

NRT Relocation LLC	Delaware

NRT Sunshine Inc.	Delaware

NRT Texas Real Estate Services, Inc.	Texas

Grantor	Location of Filing Office
NRT Texas, Inc.	Texas

NRT The Condo Store Incorporated	Delaware

NRT Utah, Inc.	Delaware

Pacesetter Nevada, Inc.	Nevada

Pacific Properties Referrals, Inc.	Hawaii

R.J. Young Co.	California

Real Estate Referral, Inc.	Connecticut

Real Estate Referrals, Inc.	Maryland

Real Estate Services, Inc.	Delaware

Referral Associates of Florida, Inc.	Florida

Referral Associates of New England, Inc.	Massachusetts

Referral Network, Inc.	Texas

Referral Network, Inc.	Florida

Referral Network, LLC	Colorado

Signature Properties, Inc.	Florida

Soleil Florida Corp.	Florida

Sotheby’s International Realty Referral Company, LLC	Delaware

Sotheby’s International Realty, Inc.	Michigan

St. Joe Real Estate Services, Inc.	Florida

The Corcoran Group Eastside, Inc.	New York

The DeWolfe Companies, Inc.	Massachusetts

The DeWolfe Company, Inc.	Massachusetts

The Four Star Corp.	Connecticut

The Miller Group, Inc.	Maryland

The Sunshine Group Limited Partnership	Delaware

The Sunshine Group, Ltd.	New York

Trust of New England, Inc.	Massachusetts

Valley of California, Inc.	California

William Orange Realty, Inc.	Connecticut

Advantage Title & Insurance, LLC	Delaware

American Title Company of Houston	Texas

APEX Real Estate Information Services, LLC	Pennsylvania

APEX Real Estate Information Services LLP	Pennsylvania

ATCOH Holding Company	Texas

Grantor	Location of Filing Office
Burnet Title L.L.C.	Minnesota

Burnet Title of Ohio, LLC	Ohio

Burnet Title, Inc.	Minnesota

Burrow Escrow Services, Inc.	California

Central Florida Title Company	Florida

Charter Title, LLC	Delaware

Equity Title Company	California

Equity Title Messenger Service Holding Company	Delaware

First California Escrow Corporation	Delaware

Franchise Settlement Services, Inc.	Delaware

Grand Title, LLC	Delaware

Guardian Holding Company	Delaware

Guardian Title Agency, LLC	Colorado

Guardian Title Company	California

Gulf South Settlement Services, LLC	Delaware

Hickory Title, LLC	Delaware

Keystone Closing Services LLC	Delaware

Lincoln Settlement Services, LLC	Delaware

Market Street Settlement Group, Inc.	New Hampshire

Mid-Exchange, Inc.	California

Mid-State Escrow Corporation	Delaware

National Coordination Alliance, Inc.	California

NRT Mid-Atlantic Title Services, LLC	Maryland

NRT Settlement Services of Missouri, Inc.	Delaware

NRT Settlement Services of Texas, Inc.	Delaware

Pacific Access Holding Company, LLC	Delaware

Patriot Settlement Services, LLC	Delaware

Premier Settlement Services, LLC	Delaware

Processing Solutions, Incorporated	Texas

Rocky Mountain Settlement Services, LLC	Delaware

Scranton Abstract, LLC	Delaware

Secured Land Transfers, Inc.	Pennsylvania

South Land Title Co., Inc.	Texas

South-Land Title of Montgomery County, Inc.	Texas

Grantor	Location of Filing Office
St. Joe Title Services, Inc.	Florida

St. Joe Title Services, LLC	Delaware

Summit Escrow	California

TAW Holding Inc.	Texas

TBR Settlement Services, LLC	Delaware

Terramar Guaranty Title & Trust, Inc.	Florida

Texas American Title Company	Texas

Texas American Title Company of Austin	Texas

Texas American Title Company of Corpus Christi	Delaware

Title Resource Group Affiliates Holdings, Inc.	Delaware

Title Resource Group Holdings, Inc.	Delaware

Title Resource Group LLC	Delaware

Title Resource Group Services Corporation	Delaware

Title Resources Incorporated	Delaware

West Coast Escrow Closing Co.	California

West Coast Escrow Company	California

Schedule V to the

Collateral Agreement

EXCLUDED PLEDGES

Equity interests in the majority-owned joint ventures (as listed below):

Joint Venture	Jurisdiction of Organization	Ownership
Atlantic Title & Trust, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 55%

Associates Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 73%

Baldwin County Settlement Services, LLC	Alabama	Titles Resource Group Affiliates Holdings, Inc. – 55%

Burnet Title of Indiana, LLC	Indiana	Burnet Title L.L.C. – 75%

Cambridge Settlement Services.Com, LLC	Alabama	Title Resource Group Affiliates Holdings, Inc. – 51%

First Advantage Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 55%

First Place Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 51%

Island Settlement Services, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 60%

Keystone Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 51%

King Title Services, LLC	Alabama	Title Resource Group Affiliates Holdings, Inc. – 51%

Lehigh Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 51%

Lincoln Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 55%

Mercury Settlement Services, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 55%

Joint Venture	Jurisdiction of Organization	Ownership
Metro Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 55%

NRT Title Agency, LLC	Delaware	Title Resource Group LLC – 60%

NRT Title Services of Maryland, LLC	Delaware	NRT Mid-Atlantic Title Services, LLC – 51%

Platinum Title & Settlement Services, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 51%

Professionals’ Title Company, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 55%

Quality Title, LLC	Ohio	Title Resource Group Holdings, Inc. – 51%

Residential Title Agency, LLC	Ohio	Burnet Title of Ohio, LLC – 51%

Riverbend Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 51%

Security Settlement Services, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 51%

Skyline Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 60%

St. Mary’s Title Services, LLC	New Hampshire	Market Street Settlement Group, Inc. – 55%

Sunland Title, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 51%

Susquehanna Land Transfers, LLC	Delaware	Title Resource Group Affiliates Holdings, Inc. – 55%

The Masiello Group Closing Services, LLC	New Hampshire	Market Street Settlement Group, Inc. – 55%

Joint Venture	Jurisdiction of Organization	Ownership
The Sunshine Group (Florida) Ltd. Corp.	Florida	NRT Sunshine Inc. – 90%

The Sunshine Group (Florida) Limited Partnership	Delaware	The Sunshine Group (Florida) Ltd. Corp. – 75% Soleil Florida Corp. – 25%

West Coast Valencia Escrow Company, Inc.	Delaware	Title Resource Group Affiliates Holdings, Inc. – 55%

Schedule VI to the

Collateral Agreement

SIGNIFICANT SUBSIDIARIES

Realogy Services Group LLC

Realogy Operations, Inc.

Coldwell Banker Corporation

Coldwell Banker Real Estate Corporation

Realogy Intellectual Property Holdings I, Inc.

Realogy Intellectual Property Holdings II, Inc.

CB TM Corp.

C21 TM Corp.

NRT Incorporated

Cartus Corporation